File No. 33-10238

811-4906

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

 Pre-Effective Amendment No.  [__]

 Post-Effective Amendment No. 55  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

 Amendment No. 55  [X]

(Check appropriate box or boxes.)

Dreyfus State Municipal Bond Funds

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering September 1, 2011

It is proposed that this filing will become effective (check appropriate box)

 __ immediately upon filing pursuant to paragraph (b)

 X  on September 1, 2011 pursuant to paragraph (b)

 ____  days after filing pursuant to paragraph (a)(1)

 __ on (date) pursuant to paragraph (a)(1)

 ____  days after filing pursuant to paragraph (a)(2)

 __ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

 __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus State Municipal Bond Funds

Prospectus
September 1, 2011

	Class A	Class B	Class C	Class I	Class Z
Dreyfus Connecticut Fund	PSCTX	PMCBX	PMCCX	DTCIX	DPMZX
Dreyfus Maryland Fund	PSMDX	PMDBX	PMDCX
Dreyfus Massachusetts Fund	PSMAX	PBMAX	PCMAX		PMAZX
Dreyfus Minnesota Fund	PSMNX	PMMNX	PMNCX
Dreyfus Ohio Fund	PSOHX	POHBX	POHCX
Dreyfus Pennsylvania Fund	PTPAX	PPABX	PPACX		DPENX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summaries
Dreyfus Connecticut Fund	1
Dreyfus Maryland Fund	5
Dreyfus Massachusetts Fund	9
Dreyfus Minnesota Fund	13
Dreyfus Ohio Fund	17
Dreyfus Pennsylvania Fund	21

Fund Details
Goal and Approach	25
Investment Risks	25
Management	27

Shareholder Guide
Choosing a Share Class	29
General Policies	33
Distributions and Taxes	36
Services for Fund Investors	37
Financial Highlights	39

For More Information

See back cover.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Connecticut Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Connecticut state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class Z
Management fees	.55	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none	none
Other expenses (including shareholder services fees)	.36	.51	.37	.08	.15
Total annual fund operating expenses	.91	1.56	1.67	.63	.70

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$539	$727	$931	$1,519
Class B	$559	$793	$1,050	$1,522
Class C	$270	$526	$907	$1,976
Class I	$64	$202	$351	$786
Class Z	$72	$224	$390	$871

You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$539	$727	$931	$1,519
Class B	$159	$493	$850	$1,522
Class C	$170	$526	$907	$1,976
Class I	$64	$202	$351	$786
Class Z	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 17.05% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/ BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 4.26%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
				Since
Share Class	1Year	5 Years	10 Years	Inception
Class A returns before taxes	-3.27%	2.12%	3.48%	-
Class A returns after taxes on distributions	-3.27%	2.11%	3.48%	-
Class A returns after taxes on distributions and sale of fund shares	-0.80%	2.40%	3.60%	-
Class B returns before taxes	-3.29%	2.12%	3.63%	-
Class C returns before taxes	-0.33%	2.29%	3.18%	-
Class I returns before taxes	1.57%	3.17%	4.01%	-
Class Z (inception date – 5/30/07) returns before taxes	1.54%	-	-	3.15%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%	4.17%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are James P. Welch and Daniel Barton. Mr. Welch has been a primary portfolio manager of the fund since November 2001. Mr. Barton has been a primary portfolio manager of the fund since May 2010. Messrs. Welch and Barton are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Connecticut income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Maryland Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Maryland state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.40	.51	.42
Total annual fund operating expenses	.95	1.56	1.72

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class B	$559	$793	$1,050	$1,542
Class C	$275	$542	$933	$2,030
You would pay the following expenses if you did not redeem your shares:
	1Year	3 Years	5 Years	10 Years
Class A	$543	$739	$952	$1,564
Class B	$159	$493	$850	$1,542
Class C	$175	$542	$933	$2,030

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 12.19% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Maryland income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 3.70%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
Share Class	1Year	5 Years	10 Years
Class A returns before taxes	-2.15%	2.29%	3.54%
Class A returns after taxes on distributions	-2.15%	2.29%	3.54%
Class A returns after taxes on distributions and sale of fund shares	0.03%	2.55%	3.64%
Class B returns before taxes	-2.08%	2.29%	3.70%
Class C returns before taxes	0.69%	2.42%	3.21%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are Jeffrey Burger and James Welch. Mr. Burger has been a primary portfolio manager of the fund since December 2009. Mr. Welch has been a primary portfolio manager of the fund since May 2011. Messrs. Burger and Welch are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Maryland income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Massachusetts Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Massachusetts state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.39	.51	.38	.18
Total annual fund operating expenses	.94	1.56	1.68	.73

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$559	$793	$1,050	$1,537
Class C	$271	$530	$913	$1,987
Class Z	$75	$233	$406	$906

You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$542	$736	$947	$1,553
Class B	$159	$493	$850	$1,537
Class C	$171	$530	$913	$1,987
Class Z	$75	$233	$406	$906

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 15.03% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 4.27%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
				Since
Share Class	1Year	5 Years	10 Years	Inception
Class A returns before taxes	-3.36%	2.04%	3.68%	-
Class A returns after taxes on distributions	-3.45%	2.00%	3.63%	-
Class A returns after taxes on distributions and sale of fund shares	-0.77%	2.31%	3.73%	-
Class B returns before taxes	-3.57%	2.00%	3.83%	-
Class C returns before taxes	-0.66%	2.19%	3.36%	-
Class Z (inception date – 10/20/04) returns before taxes	1.28%	3.18%	-	3.21%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%	3.95%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are Thomas Casey and James Welch. Mr. Casey has been a primary portfolio manager of the fund since May 2011. Mr. Welch has been a primary portfolio manager of the fund since July 2007. Messrs. Casey and Welch are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Massachusetts income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Minnesota Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Minnesota state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)	.41	.51	.42
Total annual fund operating expenses	.96	1.56	1.72

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$559	$793	$1,050	$1,548
Class C	$275	$542	$933	$2,030
You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$159	$493	$850	$1,548
Class C	$175	$542	$933	$2,030

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 15.17% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Minnesota income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 3.84%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
Share Class	1Year	5 Years	10 Years
Class A returns before taxes	-3.02%	2.54%	3.97%
Class A returns after taxes on distributions	-3.02%	2.52%	3.94%
Class A returns after taxes on distributions and sale of fund shares	-0.61%	2.77%	4.02%
Class B returns before taxes	-3.07%	2.56%	4.13%
Class C returns before taxes	-0.20%	2.71%	3.67%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are David Belton and James Welch. Mr. Belton has been a primary portfolio manager of the fund since December 2009. Mr. Welch has been a primary portfolio manager of the fund since May 2011. Messrs. Belton and Welch are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Minnesota income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Ohio Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Ohio state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management fees	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75
Other expenses (including shareholder services fees)*	.41	.55	.42
Total annual fund operating expenses	.96	1.60	1.72

*Other expenses include interest expense associated with the fund's investment in inverse floaters. Not shown in the table is additional income generated by the investments which was approximately the same as the interest expense.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$563	$805	$1,071	$1,572
Class C	$275	$542	$933	$2,030

You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$163	$505	$871	$1,572
Class C	$175	$542	$933	$2,030

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 15.63% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Ohio income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 4.18%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
Share Class	1Year	5 Years	10 Years
Class A returns before taxes	-4.18%	1.46%	3.11%
Class A returns after taxes on distributions	-4.18%	1.46%	3.11%
Class A returns after taxes on distributions and sale of fund shares	-1.27%	1.87%	3.28%
Class B returns before taxes	-4.13%	1.46%	3.28%
Class C returns before taxes	-1.41%	1.62%	2.82%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are David Belton and James Welch. Mr. Belton has been a primary portfolio manager of the fund since December 2009. Mr. Welch has been a primary portfolio manager of the fund since May 2011. Messrs. Belton and Welch are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Ohio income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Summary

Dreyfus State Municipal Bond Funds
Dreyfus Pennsylvania Fund

Investment Objective

The fund seeks to maximize current income exempt from federal income tax and from Pennsylvania state income tax, without undue risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 25 of the Prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.50	none	none	none
Maximum deferred sales charge (load)
(as a percentage of lower of purchase or sale price)	none	4.00	1.00	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Z
Management fees	.55	.55	.55	.55
Distribution (12b-1) fees	none	.50	.75	none
Other expenses (including shareholder services fees)	.41	.55	.40	.20
Total annual fund operating expenses	.96	1.60	1.70	.75

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$563	$805	$1,071	$1,572
Class C	$273	$536	$923	$2,009
Class Z	$77	$240	$417	$930

You would pay the following expenses if you did not redeem your shares:

	1Year	3 Years	5 Years	10 Years
Class A	$544	$742	$957	$1,575
Class B	$163	$505	$871	$1,572
Class C	$173	$536	$923	$2,009
Class Z	$77	$240	$417	$930

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 18.40% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania income taxes. The fund invests primarily in municipal bonds rated investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities and select municipal bonds by (i) using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and (ii) actively trading among various sectors based on their apparent relative values. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters) in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the funds share price.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price.
  The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. To the extent the fund invests in high yield ("junk") bonds, its portfolio is subject to heightened credit risk.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

The year to date total return of the fund's Class A shares as of 6/30/11 was 3.75%.

After-tax performance is shown only for Class A shares. After tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/10
				Since
Share Class	1Year	5 Years	10 Years	Inception
Class A returns before taxes	-2.85%	2.38%	3.52%	-
Class A returns after taxes on distributions	-2.85%	2.38%	3.52%	-
Class A returns after taxes on distributions and sale of fund shares	-0.47%	2.61%	3.60%	-
Class B returns before taxes	-2.92%	2.36%	3.68%	-
Class C returns before taxes	0.01%	2.56%	3.23%	-
Class Z (inception date – 11/29/07) returns before taxes	1.95%	-	-	3.47%
Barclays Capital Municipal Bond Index
reflects no deduction for fees, expenses or taxes	2.38%	4.09%	4.83%	4.06%

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. The fund's primary portfolio managers are Steven Harvey and James Welch. Mr. Harvey has been a primary portfolio manager of the fund since October 2009. Mr. Welch has been a primary portfolio manager of the fund since May 2011. Messrs. Harvey and Welch are dual employees of The Dreyfus Corporation and Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-DREYFUS or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Pennsylvania income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

Each fund seeks to maximize current income exempt from federal income tax and, where applicable, from state income tax, without undue risk. To pursue this goal, each fund normally invests substantially all of its assets in municipal bonds of the state after which it is named and certain other securities that provide income exempt from federal income tax and, where applicable, from the income tax of such state.

Each fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher) or the unrated equivalent as determined by The Dreyfus Corporation. For additional yield, each fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by The Dreyfus Corporation. The dollar-weighted average maturity of each fund's portfolio is not restricted, but normally exceeds ten years.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund's portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and
• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although each fund seeks to provide income exempt from federal and, where applicable, state income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable municipal bonds of the state after which the fund is named are not available for investment.

Each fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. Each fund may also make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal bonds.
  Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price.

  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices..

  Inverse floating rate securities risk. The interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

  State-specific risk. The fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

  Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks:

  Market sector risk. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those industries or sectors.

  Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

  Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.
  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

  Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund's gains or losses.

  Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.
  Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $278 billion in 193 mutual fund portfolios. For the past fiscal year, each fund paid Dreyfus a management fee at the annual rate of 0.55% of the respective fund's average daily net assets. A discussion regarding the basis for the board's approving each fund's management agreement with Dreyfus is available in each fund's semi-annual report for the fiscal period ended October 31, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, offering superior investment management and investment services through a worldwide client-focused team. It has $26.3 trillion in assets under custody and administration and $1.3 trillion in assets under management, services $11.8 trillion in outstanding debt and processes global payments averaging $1.7 trillion per day. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon’s affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The Dreyfus Connecticut Fund's primary portfolio managers are James P. Welch and Daniel Barton. Mr. Welch has been a primary portfolio manager of the Dreyfus Connecticut Fund since November 2001. Mr. Barton has been a primary portfolio manager of the Dreyfus Connecticut Fund since May 2010.

Mr. Welch is a portfolio manager for Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Barton is a senior analyst for tax exempt bonds at Standish, where he has been employed since 2005. Mr. Welch and Mr. Barton manage other national and state-specific municipal bond funds managed by Dreyfus, where they have been employed since October 200l and December 2009, respectively.

The Dreyfus Maryland Fund's primary portfolio managers are Jeffery Burger and James P. Welch. Mr. Burger has been a primary portfolio manager of the Dreyfus Maryland Fund since December 2009. Mr. Welch has been a primary portfolio manager of the Dreyfus Maryland Fund since May 2011.

Mr. Burger is a senior analyst for tax sensitive strategies at Standish, where he has been employed since July 2009. Prior to joining Standish, Mr. Burger had worked at Columbia Management as a portfolio manager and research analyst and previously held a senior level analyst position at Fitch Ratings. Mr. Burger manages a number of state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2009.

The Dreyfus Massachusetts Fund's primary portfolio managers are Thomas Casey and James P. Welch. Mr. Casey has been a primary portfolio manager of the Dreyfus Massachusetts Fund since May 2011. Mr. Welch has been a primary portfolio manager of the Dreyfus Massachusetts Fund since July 2007.

Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Casey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.

The Dreyfus Minnesota Fund's and the Dreyfus Ohio Fund's primary portfolio managers are David Belton and James P. Welch. Mr. Belton and Mr. Welch have been primary portfolio managers of the Dreyfus Minnesota Fund and the Dreyfus Ohio Fund since December 2009 and May 2011, respectively.

Mr. Belton is Head of Municipal Bond Research at Standish, where he has been employed since November 1997. Mr. Belton manages a number of state-specific municipal bond funds managed by Dreyfus, where he has been employed since December 2009.

The Dreyfus Pennsylvania Fund's primary portfolio managers are Steven Harvey and James P. Welch. Mr. Harvey has been a primary portfolio manager of the Dreyfus Pennsylvania Fund since October 2009. Mr. Welch has been a primary portfolio manager of the Dreyfus Pennsylvania Fund since May 2011.

Mr. Harvey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 2000. Mr. Harvey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C, I and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers"). Class A shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

  qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
	As a % of Offering	As a % of
Amount of Transaction	Price per Share	Net Asset Value per Share
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90- day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares of a Dreyfus Fund and continuously maintained an open account with the distributor in that fund since on or before February 28, 2006 by investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans. Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A share of the fund at net asset value, whether or not the investor uses the proceeds related to the employment-based stock plan to establish the account members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class B Shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of .50% and to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance. Class B shares convert to Class A shares approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

CDSC as a % of Amount
Invested or Redemption Proceeds
Year Since Purchase Payment Was Made	(whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Class Z Shares

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the Dreyfus Connecticut, Massachusetts or Pennsylvania Fund in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such fund.

Class Z shares are subject to an annual shareholder service fee of up to .25% to reimburse the distributor for shareholder account service and maintenance expenses..

CDSC Waivers

The fund's CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

  redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually.

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268
Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-DREYFUS for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors." In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $150,000 maximum per day. All investments must be in U.S. dollars. Third party checks, cash, travelers checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds
P.O. Box 55268
Boston, MA 02205-5268

A signature guarantee is required for some written sell orders. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address amounts of $100,000 or more

  signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-DREYFUS or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-DREYFUS for instructions on how to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal, where applicable, from state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For state income tax purposes, distributions derived from interest on municipal securities of state issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to state personal income taxes.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-DREYFUS.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges. You can also exchange Class Z shares into shares of certain other Dreyfus Funds. Holders of Class Z shares also may request an exchange in writing, by phone or online.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Dreyfus Express®
voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-DREYFUS. Certain requests require the services of a representative.

Checkwriting Privilege

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Financial Highlights

Dreyfus Connecticut Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.68	11.16	11.55	11.87	11.78
Investment Operations:
Investment income--net[a]	.45	.47	.47	.48	.49
Net realized and unrealized gain (loss) on investments	(.36)	.52	(.39)	(.30)	.09
Total from Investment Operations	.09	.99	.08	.18	.58
Distributions:
Dividends from investment income--net	(.45)	(.47)	(.47)	(.48)	(.49)
Dividends from net realized gain on investments	-	-	-	(.02)	-
Total Distributions	(.45)	(.47)	(.47)	(.50)	(.49)
Net asset value, end of period	11.32	11.68	11.16	11.55	11.87
Total Return (%)[b]	.75	8.98	.86	1.54	5.04
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.90	.93	1.10	1.20
Ratio of net expenses to average net assets	.91	.90	.93	1.09	1.19
Ratio of interest and expense related to floating
rate notes issued to average net assets	-	-	.02	.20	.30
Ratio of net investment income to average net assets	3.90	4.07	4.29	4.12	4.17
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	215,132	246,190	238,183	248,300	257,627
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.67	11.15	11.54	11.86	11.77
Investment Operations:
Investment income--net[a]	.35	.38	.40	.41	.43
Net realized and unrealized gain (loss) on investments	(.35)	.53	(.38)	(.30)	.09
Total from Investment Operations	-	.91	.02	.11	.52
Distributions:
Dividends from investment income--net	(.36)	(.39)	(.41)	(.41)	(.43)
Dividends from net realized gain on investments	-	-	-	(.02)	-
Total Distributions	(.36)	(.39)	(.41)	(.43)	(.43)
Net asset value, end of period	11.31	11.67	11.15	11.54	11.86
Total Return (%)[b]	.00[c]	8.31	.26	.97	4.50
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.54	1.52	1.66	1.72
Ratio of net expenses to average net assets	1.56	1.54	1.52	1.65	1.71
Ratio of interest and expense related to floating
rate notes issued to average net assets	-	-	.02	.20	.30
Ratio of net investment income to average net assets	3.11	3.47	3.68	3.56	3.66
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	350	1,128	2,825	7,541	17,314
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
[c]Amount represents less than .01%

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.66	11.14	11.53	11.85	11.76
Investment Operations:
Investment income--net[a]	.36	.38	.39	.39	.40
Net realized and unrealized gain (loss) on investments	(.36)	.52	(.39)	(.30)	.09
Total from Investment Operations	-	.90	-	.09	.49
Distributions:
Dividends from investment income--net	(.36)	(.38)	(.39)	(.39)	(.40)
Dividends from net realized gain on investments	-	-	-	(.02)	-
Total Distributions	(.36)	(.38)	(.39)	(.41)	(.40)
Net asset value, end of period	11.30	11.66	11.14	11.53	11.85
Total Return (%)[b]	(.01)	8.17	.09	.76	4.25
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.66	1.69	1.86	1.96
Ratio of net expenses to average net assets	1.66	1.66	1.68	1.85	1.95
Ratio of interest and expense related to floating
rate notes issued to average net assets	-	-	.02	.20	.30
Ratio of net investment income to average net assets	3.14	3.30	3.53	3.35	3.41
Portfolio Turnover Rate	17.05	11.42	26.41	44.96	43.87
Net Assets, end of period ($ x 1,000)	16,322	18,466	15,045	12,640	11,021
[a]Based on average shares outstanding at each month.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class I Shares		2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period		11.68	11.16	10.13
Investment Operations:
Investment income—net[b]		.48	.44	.19
Net realized and unrealized gain (loss) on investments		(.37)	.58	1.03
Total from Investment Operations		.11	1.02	1.22
Distributions:
Dividends from investment income--net		(.48)	(.50)	(.19)
Net asset value, end of period		11.31	11.68	11.16
Total Return (%)		.92	9.27	12.10[c]
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets		.63	.70	.64[d]
Ratio of net expenses to average net assets		.63	.65	.63[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets		-	-	.02
Ratio of net investment income to average net assets		4.16	4.30	4.70[d]
Portfolio Turnover Rate		17.05	11.42	26.41
Net Assets, end of period ($ x 1,000)		6,309	5,441	11
[a]From December 15, 2008 (commencement of initial offering) to April 30, 2009.
[b] Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

		Year Ended April 30,
Class Z Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	11.67	11.16	11.55	11.79
Investment Operations:
Investment income—net[b]	.48	.49	.49	.46
Net realized and unrealized gain (loss) on investments	(.37)	.51	(.39)	(.22)
Total from Investment Operations	.11	1.00	.10	.24
Distributions:
Dividends from investment income--net	(.47)	(.49)	(.49)	(.46)
Dividends from net realized gain on investments	-	-	-	(.02)
Total Distributions	(.47)	(.49)	(.49)	(.48)
Net asset value, end of period	11.31	11.67	11.16	11.55
Total Return (%)	.97	9.11	1.03	2.04[c]
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	.70	.76	.94[d]
Ratio of net expenses to average net assets	.70	.70	.76	.93[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	-	-	.02	.20
Ratio of net investment income to average net assets	4.11	4.27	4.46	4.31[d]
Portfolio Turnover Rate	17.05	11.42	26.41	44.96
Net Assets, end of period ($ x 1,000)	106,076	112,728	108,416	118,444
[a]As of close of business on May 30, 2007 (commencement of initial offering) to April 30, 2008.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

Financial Highlights

Dreyfus Maryland Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.98	11.29	11.83	12.24	12.12
Investment Operations:
Investment income--net[a]	.50	.51	.51	.49	.48
Net realized and unrealized gain (loss) on investments	(.34)	.68	(.54)	(.41)	.12
Total from Investment Operations	.16	1.19	(.03)	.08	.60
Distributions:
Dividends from investment income--net	(.50)	(.50)	(.51)	(.49)	(.48)
Net asset value, end of period	11.64	11.98	11.29	11.83	12.24
Total Return (%)[b]	1.29	10.74	(.13)	.67	5.04
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.94	.95	.93	.91
Ratio of net expenses to average net assets	.95	.94	.94	.92	.91
Ratio of net investment income to average net assets	4.19	4.31	4.54	4.07	3.94
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	154,922 170,612		162,311	178,268	186,327
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.98	11.29	11.84	12.24	12.12
Investment Operations:
Investment income--net[a]	.42	.41	.44	.41	.42
Net realized and unrealized gain (loss) on investments	(.33)	.71	(.54)	(.38)	.12
Total from Investment Operations	.09	1.12	(.10)	.03	.54
Distributions:
Dividends from investment income--net	(.43)	(.43)	(.45)	(.43)	(.42)
Net asset value, end of period	11.64	11.98	11.29	11.84	12.24
Total Return (%)[b]	.70	10.06	(.76)	.22	4.51
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.55	1.50	1.46	1.41
Ratio of net expenses to average net assets	1.56	1.55	1.50	1.45	1.41
Ratio of net investment income to average net assets	3.59	3.73	3.94	3.53	3.43
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	709	1,492	3,640	10,266	21,524
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.99	11.30	11.84	12.25	12.12
Investment Operations:
Investment income--net[a]	.41	.41	.42	.39	.39
Net realized and unrealized gain (loss) on investments	(.35)	.69	(.54)	(.41)	.13
Total from Investment Operations	.06	1.10	(.12)	(.02)	.52
Distributions:
Dividends from investment income--net	(.40)	(.41)	(.42)	(.39)	(.39)
Net asset value, end of period	11.65	11.99	11.30	11.84	12.25
Total Return (%)[b]	.52	9.88	(.90)	(.12)	4.33
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.72	1.73	1.72	1.67
Ratio of net expenses to average net assets	1.72	1.72	1.73	1.71	1.67
Ratio of net investment income to average net assets	3.41	3.52	3.76	3.28	3.18
Portfolio Turnover Rate	12.19	9.96	14.86	17.25	5.67
Net Assets, end of period ($ x 1,000)	3,966	3,657	3,698	3,713	4,025
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights

Dreyfus Massachusetts Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.44	10.91	11.29	11.66	11.56
Investment Operations:
Investment income--net[a]	.43	.45	.46	.46	.47
Net realized and unrealized gain (loss) on investments	(.33)	.54	(.36)	(.36)	.12
Total from Investment Operations	.10	.99	.10	.10	.59
Distributions:
Dividends from investment income--net	(.43)	(.45)	(.46)	(.46)	(.46)
Dividends from net realized gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.49)	(.46)	(.48)	(.47)	(.49)
Net asset value, end of period	11.05	11.44	10.91	11.29	11.66
Total Return (%)[b]	.94	9.16	1.07	.92	5.23
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.94	.94	.93	.92
Ratio of net expenses to average net assets	.94	.94	.94	.92	.92
Ratio of net investment income to average net assets	3.84	4.00	4.25	4.01	3.99
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	36,232	41,909	39,079	44,178	49,034
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.43	10.90	11.28	11.65	11.54
Investment Operations:
Investment income--net[a]	.33	.36	.39	.39	.40
Net realized and unrealized gain (loss) on investments	(.32)	.55	(.35)	(.36)	.14
Total from Investment Operations	.01	.91	.04	.03	.54
Distributions:
Dividends from investment income--net	(.34)	(.37)	(.40)	(.39)	(.40)
Dividends from net realized gain on investments	(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions	(.40)	(.38)	(.42)	(.40)	(.43)
Net asset value, end of period	11.04	11.43	10.90	11.28	11. 65
Total Return (%)[b]	.15	8.45	.50	.36	4.77
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.57	1.52	1.48	1.45
Ratio of net expenses to average net assets	1.56	1.57	1.52	1.47	1.45
Ratio of net investment income to average net assets	3.03	3.34	3.68	3.46	3.47
Portfolio Turnover Rate	15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	187	511	1,404	2,910	3,893
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class C Shares		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period		11.45	10.92	11.30	11.67	11.56
Investment Operations:
Investment income--net[a]		.35	.36	.38	.37	.38
Net realized and unrealized gain (loss) on investments		(.33)	.54	(.36)	(.36)	.14
Total from Investment Operations		.02	.90	.02	.01	.52
Distributions:
Dividends from investment income--net		(.35)	(.36)	(.38)	(.37)	(.38)
Dividends from net realized gain on investments		(.06)	(.01)	(.02)	(.01)	(.03)
Total Distributions		(.41)	(.37)	(.40)	(.38)	(.41)
Net asset value, end of period		11.06	11.45	10.92	11.30	11.67
Total Return (%)[b]		.20	8.33	.32	.17	4.53
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets		1.68	1.70	1.69	1.68	1.67
Ratio of net expenses to average net assets		1.68	1.70	1.69	1.67	1.67
Ratio of net investment income to average net assets		3.09	3.21	3.51	3.26	3.24
Portfolio Turnover Rate		15.03	12.60	9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)		3,377	3,362	3,163	3,314	3,520
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

		Year Ended April 30,
Class Z Shares	2011	2010		2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.44	10.91	11.29		11.66	11.55
Investment Operations:
Investment income--net[a]	.46	.47		.48	.48	.48
Net realized and unrealized gain (loss) on investments	(.33)	.54		(.36)	(.36)	.15
Total from Investment Operations	.13	1.01		.12	.12	.63
Distributions:
Dividends from investment income--net	(.46)	(.47)		(.48)	(.48)	(.49)
Dividends from net realized gain on investments	(.06)	(.01)		(.02)	(.01)	(.03)
Total Distributions	(.52)	(.48)		(.50)	(.49)	(.52)
Net asset value, end of period	11.05	11.44	10.91		11.29	11.66
Total Return (%)	1.16	9.39		1.28	1.14	5.54
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.73		.73	.71	.71
Ratio of net expenses to average net assets	.73	.73		.73	.70	.71
Ratio of net investment income to average net assets	4.05	4.18		4.46	4.23	4.20
Portfolio Turnover Rate	15.03	12.60		9.04	18.21	30.97
Net Assets, end of period ($ x 1,000)	153,513	167,326	160,394 177,652			195,667
[a]Based on average shares outstanding at each month end.

Financial Highlights

Dreyfus Minnesota Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.17	14.67	14.96	15.32	15.17
Investment Operations:
Investment income--net[a]	.61	.60	.63	.64	.64
Net realized and unrealized gain (loss) on investments	(.45)	.50	(.24)	(.36)	.17
Total from Investment Operations	.16	1.10	(.39)	.28	.81
Distributions:
Dividends from investment income--net	(.60)	(.60)	(.62)	(.64)	(.64)
Dividends from net realized gain on investments	-	-	(.06)	-	(.02)
Total Distributions	(.60)	(.60)	(.68)	(.64)	(.66)
Net asset value, end of period	14.73	15.17	14.67	14.96	15.32
Total Return (%)[b]	1.04	7.61	2.89	1.86	5.44
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.94	.98	1.11	1.10
Ratio of net expenses to average net assets	.96	.94	.98	1.10	1.09
Ratio of interest and expense related to
floating rate notes issued to average net assets	-	-	.02	.15	.17
Ratio of net investment income to average net assets	4.01	4.02	4.35	4.21	4.18
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	110,885	123,363	114,357	105,393	103,737
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

		Year Ended April 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.19	14.70	14.98	15.35	15.19
Investment Operations:
Investment income--net[a]	.50	.49	.54	.56	.56
Net realized and unrealized gain (loss) on investments	(.43)	.50	(.21)	(.37)	.18
Total from Investment Operations	.07	.99	.33	.19	.74
Distributions:
Dividends from investment income--net	(.50)	(.50)	(.55)	(.56)	(.56)
Dividends from net realized gain on investments	-	-	(.06)	-	(.02)
Total Distributions	(.50)	(.50)	(.61)	(.56)	(.58)
Net asset value, end of period	14.76	15.19	14.70	14.98	15.35
Total Return (%)[b]	.45	6.85	2.41	1.26	4.98
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.57	1.52	1.62	1.61
Ratio of net expenses to average net assets	1.56	1.57	1.52	1.61	1.59
Ratio of interest and expense related to
floating rate notes issued to average net assets	-	-	.02	.15	.17
Ratio of net investment income to average net assets	3.35	3.41	3.83	3.70	3.67
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	353	505	1,720	5,046	9,088
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.19	14.70	14.98	15.35	15.19
Investment Operations:
Investment income--net[a]	.49	.49	.51	.52	.53
Net realized and unrealized gain (loss) on investments	(.43)	.48	(.21)	(.37)	.18
Total from Investment Operations	.06	.97	.30	.15	.71
Distributions:
Dividends from investment income--net	(.49)	(.48)	(.52)	(.52)	(.53)
Dividends from net realized gain on investments	-	-	(.06)	-	(.02)
Total Distributions	(.49)	(.48)	(.58)	(.52)	(.55)
Net asset value, end of period	14.76	15.19	14.70	14.98	15.35
Total Return (%)[b]	.35	6.72	2.18	1.03	4.72
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.71	1.75	1.86	1.85
Ratio of net expenses to average net assets	1.72	1.71	1.75	1.86	1.84
Ratio of interest and expense related to
floating rate notes issued to average net assets	-	-	.02	.15	.17
Ratio of net investment income to average net assets	3.25	3.25	3.57	3.44	3.43
Portfolio Turnover Rate	15.17	12.88	14.21	14.69	5.27
Net Assets, end of period ($ x 1,000)	7,012	7,039	6,057	4,867	4,148
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights

Dreyfus Ohio Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

			Year Ended April 30,
Class A Shares	2011		2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.99	11.53		12.20	12.63	12.50
Investment Operations:
Investment income--net[a]	.50		.53	.54	.52	.51
Net realized and unrealized gain (loss) on investments	(.45)		.46	(.67)	(.43)	.13
Total from Investment Operations	.05		.99	(.13)	.09	.64
Distributions:
Dividends from investment income--net	(.50)		(.53)	(.54)	(.52)	(.51)
Net asset value, end of period	11.54	11.99		11.53	12.20	12.63
Total Return (%)[b]	.38		8.71	(1.00)	.74	5.22
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.96		.97	1.06	1.07	1.05
Ratio of net expenses to average net assets	.96		.97	1.06	1.06	1.03
Ratio of interest and expense related to
floating rate notes issued to average net assets	.02		.04	.11	.14	.14
Ratio of net investment income to average net assets	4.24		4.47	4.64	4.19	4.07
Portfolio Turnover Rate	15.63	15.70		7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)	131,897	150,006 150,007			167,683	183,157
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

			Year Ended April 30,
Class B Shares		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period		11.99	11.53	12.21	12.63	12.50
Investment Operations:
Investment income--net[a]		.42	.44	.45	.45	.44
Net realized and unrealized gain (loss) on investments		(.46)	.47	(.66)	(.42)	.14
Total from Investment Operations		(.04)	.91	(.21)	.03	.58
Distributions:
Dividends from investment income--net		(.42)	(.45)	(.47)	(.45)	(.45)
Net asset value, end of period		11.53	11.99	11.53	12.21	12.63
Total Return (%)[b]		(.37)	8.02	(1.66)	.28	4.68
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets		1.60	1.56	1.62	1.61	1.57
Ratio of net expenses to average net assets		1.60	1.56	1.62	1.60	1.55
Ratio of interest and expense related to
floating rate notes issued to average net assets		.02	.04	.11	.14	.14
Ratio of net investment income to average net assets		3.56	3.86	4.00	3.64	3.55
Portfolio Turnover Rate		15.63	15.70	7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)		314	673	1,954	6,375	14,720
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	12.02	11.55	12.23	12.65	12.52
Investment Operations:
Investment income--net[a]	.41	.44	.45	.43	.42
Net realized and unrealized gain (loss) on investments	(.46)	.47	(.68)	(.42)	.13
Total from Investment Operations	.05	.91	(.23)	.01	.55
Distributions:
Dividends from investment income--net	(.41)	(.44)	(.45)	(.43)	(.42)
Net asset value, end of period	11.56	12.02	11.55	12.23	12.65
Total Return (%)[b]	(.44)	7.97	(1.82)	.07	4.42
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.73	1.82	1.83	1.81
Ratio of net expenses to average net assets	1.72	1.73	1.81	1.83	1.79
Ratio of interest and expense related to
floating rate notes issued to average net assets	.02	.04	.11	.14	.14
Ratio of net investment income to average net assets	3.48	3.71	3.88	3.43	3.31
Portfolio Turnover Rate	15.63	15.70	7.73	12.00	31.65
Net Assets, end of period ($ x 1,000)	6,014	7,545	7,044	7,805	9,053
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights

Dreyfus Pennsylvania Fund

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended April 30,
Class A Shares	2011		2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.96	15.28		15.67	16.19	15.88
Investment Operations:
Investment income--net[a]	.65		.66	.65	.64	.62
Net realized and unrealized gain (loss) on investments	(.46)		.67	(.40)	(.53)	.31
Total from Investment Operations	.19		1.33	.25	.11	.93
Distributions:
Dividends from investment income--net	(.64)		(.65)	(.64)	(.63)	(.62)
Net asset value, end of period	15.51	15.96		15.28	15.67	16.19
Total Return (%)[b]	1.21		8.85	1.75	.71	5.95
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.96		.94	.96	.99	.94
Ratio of net expenses to average net assets	.96		.94	.96	.98	.94
Ratio of net investment income to average net assets	4.09		4.17	4.27	4.02	3.87
Portfolio Turnover Rate	18.40	10.93		16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)	124,286	137,969 130,611			138,054	145,897
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

			Year Ended April 30,
Class B Shares		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period		15.94	15.27	15.66	16.18	15.87
Investment Operations:
Investment income--net[a]		.51	.53	.54	.53	.54
Net realized and unrealized gain (loss) on investments		(.44)	.68	(.38)	(.51)	.31
Total from Investment Operations		.07	1.21	.16	.02	.85
Distributions:
Dividends from investment income--net		(.52)	(.54)	(.55)	(.54)	(.54)
Net asset value, end of period		15.49	15.94	15.27	15.66	16.18
Total Return (%)[b]		.43	8.03	1.16	.15	5.41
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets		1.60	1.56	1.55	1.56	1.45
Ratio of net expenses to average net assets		1.60	1.56	1.54	1.55	1.45
Ratio of net investment income to average net assets		3.29	3.49	3.67	3.47	3.35
Portfolio Turnover Rate		18.40	10.93	16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)		328	1,134	2,474	5,375	12,886
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

Financial Highlights (cont'd)

		Year Ended April 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.97	15.29	15.68	16.20	15.89
Investment Operations:
Investment income--net[a]	.53	.54	.53	.52	.50
Net realized and unrealized gain (loss) on investments	(.45)	.67	(.39)	(.53)	.31
Total from Investment Operations	.08	1.21	.14	(.01)	.81
Distributions:
Dividends from investment income--net	(.53)	(.53)	(.53)	(.51)	(.50)
Net asset value, end of period	15.52	15.97	15.29	15.68	16.20
Total Return (%)[b]	.46	8.03	1.00	(.04)	5.18
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.69	1.70	1.73	1.67
Ratio of net expenses to average net assets	1.70	1.69	1.69	1.72	1.67
Ratio of net investment income to average net assets	3.34	3.41	3.54	3.27	3.13
Portfolio Turnover Rate	18.40	10.93	16.60	15.47	8.82
Net Assets, end of period ($ x 1,000)	5,127	6,087	4,983	3,875	3,599
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.

		Year Ended April 30,
Class Z Shares	2011		2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	15.96	15.28		15.67	15.98
Investment Operations:
Investment income—net[b]	.68		.69	.68	.29
Net realized and unrealized gain (loss) on investments	(.45)		.68	(.40)	(.32)
Total from Investment Operations	.23		1.37	.28	(.03)
Distributions:
Dividends from investment income--net	(.68)		(.69)	(.67)	(.28)
Net asset value, end of period	15.51	15.96		15.28	15.67
Total Return (%)	1.41		9.10	1.96	(.18)[c]
Rations/Supplemental Data (%):
Ratio of total expenses to average net assets	.75		.72	.78	.78[d]
Ratio of net expenses to average net assets	.75		.72	.77	.77[d]
Ratio of net investment income to average net assets	4.29		4.40	4.48	4.37[d]
Portfolio Turnover Rate	18.40	10.93		16.60	15.47
Net Assets, end of period ($ x 1,000)	54,006	57,175		55,649	62,102
[a]From November 29, 2007 (commencement of initial offering) to April 30, 2008.
[b]Based on average shares outstanding at each month end.
[c]Not annualized.
[d]Annualized.

NOTES

NOTES

For More Information

Dreyfus State Municipal Bond Funds

SEC file number: 811-4906

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To Obtain Information

By telephone. Call 1-800-DREYFUS

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington,
DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public
Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation
PSTMB-P0911

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2011, as revised or amended September 1, 2011

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (1-516-794-5452 outside the U.S.).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Appreciation Fund, Inc.	DAF	DGAGX	December 31st	May 1st
Dreyfus BASIC Money Market Fund, Inc.	DBMMF	DBAXX	February 28th/29th	July 1st
Dreyfus BASIC U.S. Government Money Market Fund	DBGMMF	DBGXX	February 28th/29th	July 1st
Dreyfus Municipal Bond Opportunity Fund	DMBOF	Class A/PTEBX	April 30th	September 1st
Class B/PMUBX
Class C/DMBCX
Class Z/DMBZX

Dreyfus New York AMT-Free Municipal Bond Fund	DNYAFMBF	Class A/PSNYX	November 30th	April 1st

Class B/PRNBX
Class C/PNYCX
Class I/DNYIX
Dreyfus Premier Worldwide Growth Fund, Inc.	DPWGF
Dreyfus Worldwide Growth Fund	DWGF	Class A/PGROX	October 31st	March 1st
Class B/PGWBX
Class C/PGRCX
Class I/DPWRX
Dreyfus State Municipal Bond Funds	DSMBF
Dreyfus Connecticut Fund	DCTF	Class A/PSCTX	April 30th	September 1st
Class B/PMCBX
Class C/PMCCX
Class I/DTCIX

Class Z/DPMZX
Dreyfus Maryland Fund	DMDF	Class A/PSMDX	April 30th	September 1st

Class B/PMDBX
Class C/PMDCX
Dreyfus Massachusetts Fund	DMAF	Class A/PSMAX	April 30th	September 1st
Class B/PBMAX
Class C/PCMAX
Class Z/PMAZX
Dreyfus Minnesota Fund	DMNF	Class A/PSMNX	April 30th	September 1st
Class B/PMMNX

GRP4-SAI-0911

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus Ohio Fund	DOHF	Class A/PSOHX	April 30th	September 1st
Class B/POHBX
Class C/POHCX
Dreyfus Pennsylvania Fund	DPAF	Class A/PTPAX	April 30th	September 1st
Class B/PPABX
Class C/PPACX
Class Z/DPENX
General California Municipal Money Market Fund	GCMMMF	Class A/GCAXX	November 30th	April 1st
Class B/GENXX
General Government Securities Money Market Funds, Inc.	GGSMMF
General Government Securities Money Market Fund	GGSMMF	Class A/GGSXX	November 30th	April 1st
Class B/GSBXX
General Treasury Prime Money Market Fund	GTPMMF	Class A/GTAXX	November 30th	April 1st
Class B/GTBXX
General Money Market Fund, Inc.	GMMF	Class A/GMMXX	November 30th	April 1st
Class B/GMBXX
General Municipal Money Market Funds, Inc.	GMMMF		November 30th	April 1st
General Municipal Money Market Fund	GMMMF	Class A/GTMXX	November 30th	April 1st
Class B/GBMXX
General New York Municipal Money Market Fund	GNYMMMF	Class A/GNMXX	November 30th	April 1st
Class B/GNYXX

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year for funds with fiscal years ended

February 28th/29th and April 30th, and "last fiscal year" means the fiscal year ended in the immediately preceding calendar year for funds with other fiscal years.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Purchase of Institutional Money Funds	III-1
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Class A	III-3
Class B	III-6
Class C	III-6
Class I	III-6
All Other Share Classes	III-7
Converting Shares	III-7
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge - Multi-Class Funds	III-8
Redemption Through an Authorized Entity	III-11
Checkwriting Privilege	III-12
Wire Redemption Privilege	III-12
Redemption through Compatible Automated Facilities	III-12
Dreyfus TeleTransfer Privilege	III-13
Reinvestment Privilege	III-13
Share Certificates; Signatures	III-13
Redemption Commitment	III-13
Suspension of Redemptions	III-13
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-14
Exchanges	III-14
Dreyfus Automatic Asset Builder®	III-16
Dreyfus Government Direct Deposit Privilege	III-16
Dreyfus Payroll Savings Plan	III-16
Dreyfus Dividend Options	III-16
Automatic Withdrawal Plan	III-17
Monthly or Quarterly Distribution Plans	III-17
Letter of Intent - Class A Shares	III-17
Corporate Pension/Profit-Sharing and Retirement Plans	III-18
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-18
INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS	III-19
All Funds other than Money Market Funds	III-19
Equity Securities	III-19
Common Stock	III-19
Preferred Stock	III-20
Convertible Securities	III-20

Warrants	III-21
Fixed-Income Securities	III-21
U.S. Government Securities	III-22
Corporate Debt Securities	III-22
Ratings of Securities	III-22
High Yield and Lower-Rated Securities	III-22
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-23
Inflation-Indexed Securities	III-24
Variable and Floating Rate Securities	III-24
Participation Interests and Assignments	III-25
Mortgage-Related Securities	III-26
Asset-Backed Securities	III-30
Collateralized Debt Obligations	III-30
Municipal Securities	III-30
Taxable Investments (municipal or other tax-exempt funds only)	III-35
Funding Agreements	III-36
Real Estate Investment Trusts (REITs)	III-36
Money Market Instruments	III-36
Bank Obligations	III-36
Repurchase Agreements	III-37
Commercial Paper	III-37
Foreign Securities	III-38
Emerging Markets	III-38
Brazil	III-39
Certain Asian Emerging Market Countries	III-40
India	III-40
Depositary Receipts and New York Shares	III-42
Sovereign Debt Obligations	III-42
Brady Bonds	III-43
Eurodollar and Yankee Dollar Investments	III-43
Investment Companies	III-44
Exchange-Traded Funds (ETFs)	III-44
Exchange-Traded Notes	III-44
Derivatives	III-45
Futures Transactions	III-46
Options	III-47
Swap Transactions	III-48
Credit Linked Securities	III-49
Credit Derivatives	III-49
Structured Notes and Hybrid Instruments	III-50
Participatory Notes	III-50
Custodial Receipts	III-50
Combined Transactions	III-51
Future Developments	III-51
Foreign Currency Transactions	III-51
Commodities	III-51
Short-Selling	III-52
Lending Portfolio Securities	III-52
Borrowing Money	III-52
Borrowing Money for Leverage	III-53
Reverse Repurchase Agreements	III-53
Forward Commitments	III-53
Forward Roll Transactions	III-53
Illiquid Securities	III-54
Non-Diversified Status	III-54
Investments in the Technology Sector	III-54

Investments in the Real Estate Sector	III-54
Investments in the Natural Resources Sector	III-55
Money Market Funds	III-55
Ratings of Securities	III-56
U.S. Treasury Securities	III-56
U.S. Government Securities	III-56
Repurchase Agreements	III-56
Bank Obligations	III-57
Floating and Variable Rate Obligations	III-58
Participation Interests	III-58
Asset-Backed Securities	III-58
Commercial Paper	III-59
Foreign Bank Securities; Foreign Government Obligations and Securities; Securities of Supranational Entities	III-59
Municipal Securities	III-59
State Specific Funds	III-60
Derivative Products	III-60
Stand-By Commitments	III-61
Taxable Investments (municipal or other tax-exempt funds only)	III-61
Illiquid Securities	III-61
Borrowing Money	III-61
Reverse Repurchase Agreements	III-61
Forward Commitments	III-62
Interfund Borrowing and Lending Program	III-62
Lending Portfolio Securities	III-62
RATING CATEGORIES	III-63
S&P	III-63
Moody's	III-65
Fitch	III-67
DBRS	III-69
ADDITIONAL INFORMATION ABOUT THE BOARD	III-71
Boards' Oversight Role in Management	III-71
Board Composition and Leadership Structure	III-71
Additional Information About the Boards and Their Committees	III-71
MANAGEMENT ARRANGEMENTS	III-72
The Manager	III-72
Administrator	III-72
Sub-Advisers	III-72
Portfolio Allocation Manager	III-73
Portfolio Managers and Portfolio Manager Compensation	III-73
Certain Conflicts of Interest with Other Accounts	III-79
Distributor	III-80
Transfer and Dividend Disbursing Agent and Custodian	III-81
DETERMINATION OF NET ASSET VALUE	III-81
Valuation of Portfolio Securities (funds other than money market funds)	III-81
Valuation of Portfolio Securities (money market funds only)	III-82
Calculation of Net Asset Value	III-83
NYSE and Transfer Agent Closings	III-83
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-83
Funds Other Than Money Market Funds	III-83
TAXATION	III-83
Taxation of the Funds	III-84
Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)	III-85

Sale, Exchange or Redemption of Shares	III-87
PFICs	III-87
Non-U.S. Taxes	III-88
Foreign Currency Transactions	III-88
Financial Products	III-88
Payments with Respect to Securities Loans	III-89
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities	III-89
Inflation-Indexed Treasury Securities	III-89
Certain Higher-Risk and High Yield Securities	III-89
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-89
Investing in Mortgage Entities	III-90
Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)	III-90
Tax-Exempt Shareholders	III-91
Backup Withholding	III-91
Foreign (Non-U.S.) Shareholders	III-91
The Hiring Incentives to Restore Employment Act	III-92
Possible Legislative Changes	III-93
Other Tax Matters	III-93
PORTFOLIO TRANSACTIONS	III-94
Trading the Funds' Portfolio Securities	III-94
Soft Dollars	III-96
IPO Allocations	III-97
Disclosure of Portfolio Holdings	III-97
SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS	III-98
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS	III-99
Massachusetts Business Trusts	III-99
Fund Shares and Voting Rights	III-99
GLOSSARY	III-100

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 - present)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005 - 2009)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Clifford L. Alexander, Jr. 1933 Board Member	President of Alexander & Associates, Inc., a management consulting firm	N/A
David W. Burke 1936 Board Member	Corporate Director and Trustee	N/A
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law	N/A
Diane Dunst 1939 Board Member	President of Huntting House Antiques	N/A
Ernest Kafka 1932 Board Member	Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962 – present)	N/A

Nathan Leventhal 1943 Board Member	Commissioner, NYC Planning Commission	Movado Group, Inc., Director (2003 – present)

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst	Ernest Kafka	Nathan Leventhal

DAF	1995	1981	2007	1990	2007	1981	1989
DBMMF	1995	2007	1994	2007	1992	2007	2007
DBGMMF	1995	2007	1994	2007	1992	2007	2007
DMBOF	1995	1986	2007	1990	2007	1988	1989
DNYAFMBF	1995	1986	2007	1990	2007	1986	1989
DSMBF	1995	1986	2007	1990	2007	1986	1989
DWGF	1995	1982	2007	1990	2007	1986	1989
GCMMMF	1995	1982	2007	1990	2007	1982	1989
GGSMMF	1995	1982	2007	1990	2007	1982	1989
GTPMMF	1995	1982	2007	1990	2007	1982	1989
GMMF	1995	1982	2007	1990	2007	1982	1989
GMMMF	1995	1982	2007	1990	2007	1982	1989
GNYMMMF	1995	1982	2007	1990	2007	1982	1989

Each board member has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the board believes has prepared them to be effective board members. The board believes that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the board believes that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the board for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their own independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the board have significant experience advising funds and fund board members. The board and its committees have the ability to engage other experts as appropriate. The board evaluates its performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc., a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr. Alexander has been a Director of America Life Insurance Company since 1969.

• David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy. In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. Government-sponsored international broadcasts. Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

• Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

• Diane Dunst – Ms. Dunst is President and Founder of Huntting House Antiques, a dealer in 18th and 19th mid-century English and French antiques. Prior to founding Huntting House antiques, Ms. Dunst worked in the publishing and advertising industries for more than 30 years, serving as Director of Marketing and Promotion of Lear's Magazine and Manager of Marketing and Promotion at ELLE, and holding various editorial positions at Scholastic, Inc. and Seventeen and marketing positions at BBDO Worldwide, Inc. In addition, Ms. Dunst serves as a member of the advisory board of Bridges, Memorial Sloan-Kettering Cancer Center's quarterly newsletter for cancer survivors.

• Ernest Kafka – Dr. Kafka is a physician, specializing in the psychoanalysis of adults and adolescents. Since 1981, Dr. Kafka has served as an Instructor at the New York Psychoanalytical Institute and, prior thereto, held other teaching positions, including Associate Clinical Professor of Psychiatry at Cornell Medical School. He has held numerous administration positions and has published many articles on subjects in the field of psychoanalysis.

• Nathan Leventhal – Mr. Leventhal is a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

Committee Meetings

The boards' audit, nominating, compensation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Pricing

DAF	4	1	1	0
DBMMF	4	1	0	0
DBGMMF	4	1	0	0
DMBOF	4	1	0	0
DNYAFMBF	4	0	1	0
DSMBF	4	1	0	2
DWGF	4	0	1	0
GCMMMF	4	1	1	0
GGSMMF	4	1	1	0
GTPMMF	4	1	1	0
GMMF	4	1	1	0

Fund	Audit	Nominating	Compensation	Pricing

GMMMF	4	1	1	0
GNYMMMF	4	1	1	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a board member, in each case as of December 31, 2010.

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst	Ernest Kafka	Nathan Leventhal

DAF	$1-$10,000	None	None	$10,001-$50,000	None	None	$1-$10,000
DBMMF	None	None	None	None	None	None	None
DBGMMF	None	None	None	None	None	None	None
DMBOF	None	None	None	None	None	None	None
DNYAFMBF	None	None	None	None	None	None	$1-$10,000
DSMBF	None	None	None	None	None	None	None
DWGF	None	None	None	None	None	None	None
GCMMMF	None	None	None	None	None	None	None
GGSMMF	None	None	None	None	None	None	None
GTPMMF	None	None	None	None	None	None	None
GMMF	None	None	None	None	None	None	None
GMMMF	None	None	None	None	None	None	None
GNYMMMF	None	None	None	None	$1-$10,000	None	None
Aggregate holdings in the Dreyfus Family of Funds for which responsible as a board member	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	$1-$10,000	None	Over $100,000

Board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding on August 15, 2011.

As of December 31, 2010, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Currently, the funds pay each board member their respective allocated portions of an annual retainer of $90,000; a single combined per meeting fee of $12,000 for in-person Board meetings of all funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a single combined per meeting fee of $6,000 for in-person Board meetings of less than all funds and any committee meeting(s) held in conjunction with any such Board meeting(s); a per meeting fee of $6,000 for any in-person committee meeting held separately from an in-person Board meeting; and a per meeting fee of $2,000 for any telephonic Board or committee meeting. The Chairman of the Boards receives an additional 25% of such compensation. The funds also reimburse each board member for travel and out-of-pocket expenses in connection with attending board or committee meetings. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees and expenses* received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member (the number of portfolios of such funds is set forth in parentheses under each board member's total compensation) during 2010, were as follows:

Fund	Joseph S. DiMartino	Clifford L. Alexander	David W. Burke	Peggy C. Davis	Diane Dunst
DAF	$17,017	$16,619	$13,711	$13,711	$13,711
DBMMF	$6,604	$4,784	$5,283	$5,283	$5,283
DBGMMF	$1,846	$1,337	$1,475	$1,475	$1,475
DMBOF	$3,618	$2,726	$2,894	$2,894	$2,894
DNYAFMBF	$3,197	$2,551	$2,580	$2,526	$2,526
DSMBF	$9,310	$6,917	$7,447	$7,447	$7,447
DWGF	$3,597	$2,693	$2,878	$2,878	$2,878
GCMMMF	$4,608	$3,400	$3,716	$3,716	$3,716
GGSMMF/GTPMMF	$25,831	$18,121	$19,842	$19,842	$19,842
GMMF	$108,276	$79,864	$87,337	$87,337	$87,337
GMMMF	$6,339	$4,669	$5,114	$5,114	$5,114
GNYMMMF	$3,319	$2,446	$2,679	$2,679	$2,679

Total compensation from the funds and fund complex(**)	$1,060,250 (175)	$345,250 (51)	$491,500 (90)	$291,000 (55)	$133,750 (22)

Fund	Rosalind G. Jacobs+	Ernest Kafka	Nathan Leventhal	Jay I. Meltzer++
DAF	$0	$13,711	$13,711	$5,320
DBMMF	$2,208	$5,219	$5,283	$2,088
DBGMMF	$621	$1,458	$1,475	$584
DMBOF	$0	$2,852	$2,894	$1,141
DNYAFMBF	$0	$2,526	$2,526	$1,036
DSMBF	$0	$7,348	$7,447	$2,946
DWGF	$0	$2,878	$2,878	$1,204
GCMMMF	$0	$3,716	$3,716	$1,496
GGSMMF/GTPMMF	$0	$19,842	$19,842	$8,086
GMMF	$0	$87,337	$87,337	$35,128
GMMMF	$0	$5,114	$5,114	$2,059
GNYMMMF	$0	$2,679	$2,679	$1,076

Total compensation from the funds and fund complex (**)	$92,295 (22)	$170,625 (22)	$334,000 (49)	$61,250 (22)

Fund	Daniel Rose+++	Warren Rudman++++	Sander Vanocur+++++
DAF	$4,774	$6,259	$5,320
DBMMF	$1,871	$2,121	$2,120
DBGMMF	$524	$542	$593
DMBOF	$958	$942	$1,162
DNYAFMBF	$890	$1,514	$1,023
DSMBF	$2,730	$2,308	$2,995
DWGF	$1,068	$1,782	$1,166
GCMMMF	$1,360	$1,796	$1,496
GGSMMF/GTPMMF	$7,346	$10,202	$8,086
GMMF	$31,855	$44,975	$35,128
GMMMF	$1,865	$2,464	$2,059

Fund	Daniel Rose+++	Warren Rudman++++	Sander Vanocur+++++
GNYMMMF	$975	$1,315	$1,076

Total compensation from the funds and fund complex (**)	$83,750 (37)	$170,571 (33)	$90,250 (37)

*

Amounts shown do not include the cost of office space, secretarial services and health benefits for the Chairman of the Boards and expenses reimbursed to board members for attending board meetings, which in the aggregate amounted to $31,774 for the calendar year ended December 31, 2010.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member serves.
+	Emeritus board member since June 9, 2005.
++	Emeritus board member since July 20, 2008.
+++	Emeritus board member since October 31, 2009.
++++	Emeritus board member since May 18, 2010.
+++++	Emeritus board member since January 8, 2008.

OFFICERS

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of the Manager since June 2009; from April 2003 to June 2009, head of the Investment Accounting and Support Department of the Manager	76 (168)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of the Manager	77 (193)
Michael A. Rosenberg 1960 Vice President and Secretary 2005	Assistant General Counsel of BNY Mellon	77 (193)
Kiesha Astwood 1973 Vice President and Assistant Secretary 2010	Counsel of BNY Mellon	77 (193)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)
Joni Lacks Charatan 1955 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Senior Counsel of BNY Mellon	77 (193)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Kathleen DeNicholas 1974 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	77 (193)
Janette E. Farragher 1962 Vice President and Assistant Secretary 2005	Assistant General Counsel of BNY Mellon	77 (193)
John B. Hammalian 1963 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
M. Cristina Meiser 1970 Vice President and Assistant Secretary 2010	Senior Counsel of BNY Mellon	77 (193)
Robert M. Mullery 1952 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
Jeff Prusnofsky 1965 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	77 (193)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager	77 (193)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of the Manager	77 (193)
Robert S. Robol 1964 Assistant Treasurer 2003	Senior Accounting Manager – Fixed Income Funds of the Manager	77 (193)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of the Manager	77 (193)
Robert Svagna 1967 Assistant Treasurer 2005	Senior Accounting Manager – Equity Funds of the Manager	77 (193)
Stephen J. Storen 1954 Anti-Money Laundering Compliance Officer 2011	Anti-Money Laundering Compliance Officer of the Distributor	73 (189)

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of the Manager and the Dreyfus Family of Funds	77 (193)

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

The following table lists the primary portfolio managers for the money market funds.

Fund	Primary Portfolio Managers

DBMMF	Bernard W. Kiernan, Jr., Patricia A. Larkin, James G. O'Connor and Thomas Riordan
DBGMMF	Bernard W. Kiernan, Jr., Patricia A. Larkin, James G. O'Connor and Thomas Riordan
GCMMMF	Joseph Irace, Colleen Meehan and Bill Vasiliou
GGSMMF	Bernard W. Kiernan, Jr., Patricia A. Larkin, James G. O'Connor and Thomas Riordan
GTPMMF	Bernard W. Kiernan, Jr., Patricia A. Larkin, James G. O'Connor and Thomas Riordan
GMMF	Bernard W. Kiernan, Jr., Patricia A. Larkin, James G. O'Connor and Thomas Riordan
GMMMF	Joseph Irace, Colleen Meehan and Bill Vasiliou
GNYMMMF	Joseph Irace, Colleen Meehan and Bill Vasiliou

The following table lists the funds' portfolio managers (other than the portfolio managers of the money market funds, who are listed above), if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DAF	N/A
DMBOF	Daniel Marques
DNYAFMBF	Steven Harvey and James Welch
DCTF	N/A
DMDF	N/A
DMAF	N/A
DMNF	N/A
DOHF	N/A
DPAF	N/A
DWGF	N/A

The following table lists, for the funds other than the money market funds, the number and types of accounts (other than the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of end of the last fiscal year of the funds they manage, unless otherwise indicated:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mountaga Aw	1	$500.0M	0	$0	0	$0

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Daniel Barton	5	$2.5B	0	$0	0	$0
David Belton	4	$2.0B	0	$0	0	$0
Jeffrey Burger	3	$1.5B	0	$0	0	$0
Thomas Casey	4	$2.5B	0	$0	174	$1.1B
Catherine Crain	5	$4.4B	0	$0	90	$2.6B
Steven Harvey	3	$1.0B	0	$0	70	$1.5B
Jeff Jacobe	5	$3.4B	1	$15.7M	61	$2.4B
Gentry Lee	5	$4.4B	19	$1.9B	149	$4.5B
Fayez Sarofim	5	$4.4B	19	$1.9B	445	$12.6B
Christopher Sarofim	5	$4.4B	1	$96M	13	$1.4B
Charles Sheedy	5	$4.4B	18	$1.9B	72	$2.3B
James Welch	11	$5.0B	0	$0	44	$3.5B

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts

Mountaga Aw	None	N/A	N/A
Daniel Barton	None	N/A	N/A
David Belton	None	N/A	N/A
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
Catherine Crain	None	N/A	N/A
Steven Harvey	None	N/A	N/A
Jeff Jacobe	None	N/A	N/A
Gentry Lee	None	N/A	N/A
Fayez Sarofim	None	N/A	N/A
Christopher Sarofim	None	N/A	N/A
Charles Sheedy	None	N/A	N/A
James Welch	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mountaga Aw	DMBOF	None
Daniel Barton	DCTF	None
David Belton	DMNF and DOHF	None
Jeffrey Burger	DMDF	None
Thomas Casey	DMAF and DNYAFMBF	None
Catherine Crain	DAF and DWGF	None
Steven Harvey	DPAF	None
Jeff Jacobe	DAF and DWGF	None
Gentry Lee	DAF	None
	DWGF	$10,001 - $50,000

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Fayez Sarofim	DAF and DWGF	Over $1 million
Christopher Sarofim	DAF and DWGF	None
Charles Sheedy	DAF and DWGF	None
James Welch	DMBOF, DCTF, DMDF, DMAF and DOHF	None

MANAGER'S AND SUB-ADVISERS' COMPENSATION

For each fund's last three fiscal years, the management fees payable by the fund, the amounts waived by the Manager and the net fees paid by the fund were as follows:

	2011 Fiscal Year			2010 Fiscal Year			2009 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DMBOF	$2,885,045	$0	$2,885,045	$3,018,186	$0	$3,018,186	$3,055,999	$0	$3,055,999
DCTF	$2,045,374	$0	$2,045,374	$2,061,539	$0	$2,061,539	$2,000,989	$0	$2,000,989
DMDF	$943,569	$0	$943,569	$957,605	$0	$957,605	$974,080	$0	$974,080
DMAF	$1,126,419	$0	$1,126,419	$1,158,678	$0	$1,158,678	$1,151,890	$0	$1,151,890
DMNF	$708,822	$0	$708,822	$707,974	$0	$707,974	$639,590	$0	$639,590
DOHF	$830,003	$0	$830,003	$881,249	$0	$881,249	$921,625	$0	$921,625
DPAF	$1,074,400	$0	$1,074,400	$1,102,561	$0	$1,102,561	$1,072,666	$0	$1,072,666
DBMMF	$4,000,045	$2,504,975	$1,495,070	$5,025,757	$2,403,945	$2,621,812	$6,113,055	$1,998,004	$4,115,051
DBGMMF	$1,114,611	$1,005,893	$108,718	$1,463,133	$831,666	$631,467	$1,913,125	$722,630	$1,190,495

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAF	$7,176,415	$0	$7,176,415	$6,703,150	$0	$6,703,150	$10,087,669	$0	$10,087,669
DNYAFMBF	$1,968,965	$0	$1,968,965	$801,798	$239,832	$561,966	$832,632	$183,102	$649,530
DWGF	$3,202,067	$0	$3,302,067	$3,011,959	$0	$3,011,959	$4,825,700	$0	$4,825,700
GCMMMF	$2,783,459	$1,312,205	$1,471,254	$4,136,370	$429,982	$3,706,388	$4,712,896	$0	$4,712,896
GGSMMF	$8,363,168	$8,363,168	$0	$10,072,644	$9,540,544	$532,100	$9,055,629	$0	$9,055,629
GTPMMF	$7,200,678	$7,200,678	$0	$9,356,087	$9,356,087	$0	$3,116,400	$0	$3,116,400
GMMF	$63,416,885	$63,416,885	$0	$61,297,509	$38,365,768	$22,931,741	$56,982,662	$0	$56,982,662
GMMMF	$3,673,682	$3,673,682	$0	$4,394,614	$1,284,750	$3,109,864	$4,845,260	$0	$4,845,260
GNYMMMF	$1,853,532	$1,635,681	$217,851	$2,498,385	$426,247	$2,072,138	$2,669,388	$0	$2,669,388

The contractual fee rates paid by the Manager to a fund's Sub-Adviser, if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund’s average daily net assets):

Fund	Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DAF	Fayez Sarofim	0.2175%	0.25%
DWGF	Fayez Sarofim	0.2175%	0.25%

For a fund's last three fiscal years, the fees payable by the Manager to the fund's Sub-Adviser, if any, the amounts waived by the Sub-Adviser and the net fees paid were as follows:

	2010 Fiscal Year			2009 Fiscal Year			2008 Fiscal Year
Fund/Sub-Adviser	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid	Fee payable	Fee reduction	Net fee paid

DAF/Fayez Sarofim*	$4,694,347	$0	$4,694,347	$5,457,188	$0	$5,457,188	$9,742,669	$0	$9,742,669
DWGF/Fayez Sarofim*	$928,599	$0	$928,599	$913,317	$0	$913,317	$1,597,788	$0	$1,597,788

* Under the Sub-Investment Advisory Agreements with Fayez Sarofim, which were amended effective August 3, 2009,

the fund, with respect to DAF, and the Manager, with respect to DWGF, agreed to pay Fayez Sarofim a monthly sub-

investment advisory fee at an annual rate as follows: $0 to $25 million - 0.11%; $25 to $75 million - 0.18%;

$75 to $200 million - 0.22%; $200 to $300 million - 0.26% and $300 million or more - 0.275%.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the three last fiscal years, the total commissions on sales of Class A shares (sales loads) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2011 Fiscal Year	2010 Fiscal Year	2009 Fiscal Year

DMBOF	Total commissions (A shares)	$28,590	$31,708	$94,407
	Commission amount retained	$10,378	$14,420	$11,475
	Total CDSCs	$3,707	$6,119	$30,595
	CDSC amount retained	$3,707	$6,119	$30,595

DCTF	Total commissions (A shares)	$38,432	$31,851	$37,418
	Commission amount retained	$36,611	$17,427	$33,561
	Total CDSCs	$11,410	$4,815	$14,417
	CDSC amount retained	$11,410	$4,815	$14,417

DMDF	Total commissions (A shares)	$31,240	$25,410	$27,004
	Commission amount retained	$10,137	$11,971	$19,060
	Total CDSCs	$726	$5,607	$8,587
	CDSC amount retained	$726	$5,607	$8,587

DMAF	Total commissions (A shares)	$2,486	$4,816	$11,609
	Commission amount retained	$907	$2,769	$3,670
	Total CDSCs	$36	$2,090	$8,037
	CDSC amount retained	$36	$2,090	$8,037

DMNF	Total commissions (A shares)	$14,176	$28,552	$52,496
	Commission amount retained	$6,246	$19,169	$5,155
	Total CDSCs	$1,557	$12,219	$7,988
	CDSC amount retained	$1,557	$12,219	$7,988

DOHF	Total commissions (A shares)	$9,924	$10,932	$66,317
	Commission amount retained	$4,056	$5,380	$8,202
	Total CDSCs	$1,090	$4,031	$12,339
	CDSC amount retained	$1,090	$4,031	$12,339

DPAF	Total commissions (A shares)	$17,057	$12,416	$11,165
	Commission amount retained	$4,277	$8,973	$7,758
	Total CDSCs	$1,187	$2,397	$4,050
	CDSC amount retained	$1,187	$2,397	$4,050

Fund		2010 Fiscal Year	2009 Fiscal Year	2008 Fiscal Year

DNYAFMBF	Total commissions (A shares)	$10,080	$10,458	$21,387
	Commission amount retained	$995	$13,577	$18,764
	Total CDSCs	$1,516	$6,829	$2,346
	CDSC amount retained	$1,516	$6,829	$2,346

DWGF	Total commissions (A shares)	$18,768	$25,005	$34,876
	Commission amount retained	$19,068	$22,165	$72,425
	Total CDSCs	$2,690	$7,422	$7,558
	CDSC amount retained	$2,690	$7,422	$7,558

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DAF	Shareholder Services Plan	N/A	$5,395,801	N/A	N/A	$5,395,801
DBMMF	Shareholder Services Plan	N/A	$443,814	N/A	N/A	$443,814

DBGMMF	Shareholder Services Plan	N/A	$148,213	N/A	N/A	$148,213

DMBOF	Distribution Plan	Class B	$7,899	N/A	N/A	$7,899
		Class C	$109,669	N/A	N/A	$109,669
	Shareholder Services Plan	Class A	$635,842	N/A	N/A	$635,842
		Class B	$3,950	N/A	N/A	$3,950
		Class C	$36,556	N/A	N/A	$36,556
		Class Z	$508,029	N/A	N/A	$508,029

DNYAFMBF	Distribution Plan	Class B	$5,816	N/A	N/A	$5,816
		Class C	$104,657	N/A	N/A	$104,657
	Shareholder Services Plan	Class A	$846,807	N/A	N/A	$846,807
		Class B	$2,908	N/A	N/A	$2,908
		Class C	$34,886	N/A	N/A	$34,886

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DCTF	Distribution Plan	Class B	$3,572	N/A	N/A	$3,572
		Class C	$133,485	N/A	N/A	$133,485
	Shareholder Services Plan	Class A	$586,689	N/A	N/A	$586,689
		Class B	$1,786	N/A	N/A	$1,786
		Class C	$44,495	N/A	N/A	$44,495
		Class Z	$47,430	N/A	N/A	$47,430

DMDF	Distribution Plan	Class B	$5,371	N/A	N/A	$5,371
		Class C	$29,831	N/A	N/A	$29,831
	Shareholder Services Plan	Class A	$416,265	N/A	N/A	$416,265
		Class B	$2,686	N/A	N/A	$2,686
		Class C	$9,944	N/A	N/A	$9,944

DMAF	Distribution Plan	Class B	$1,606	N/A	N/A	$1,606
		Class C	$25,581	N/A	N/A	$25,581
	Shareholder Services Plan	Class A	$98,341	N/A	N/A	$98,341
		Class B	$803	N/A	N/A	$803
		Class C	$8,527	N/A	N/A	$8,527
		Class Z	$72,761	N/A	N/A	$72,761

DMNF	Distribution Plan	Class B	$2,212	N/A	N/A	$2,212
		Class C	$56,278	N/A	N/A	$56,278
	Shareholder Services Plan	Class A	$302,327	N/A	N/A	$302,327
		Class B	$1,106	N/A	N/A	$1,106
		Class C	$18,759	N/A	N/A	$18,759

DOHF	Distribution Plan	Class B	$2,570	N/A	N/A	$2,570
		Class C	$51,387	N/A	N/A	$51,387
	Shareholder Services Plan	Class A	$358,860	N/A	N/A	$358,860
		Class B	$1,285	N/A	N/A	$1,285
		Class C	$17,129	N/A	N/A	$17,129

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

DPAF	Distribution Plan	Class B	$3,681	N/A	N/A	$3,681
		Class C	$43,050	N/A	N/A	$43,050
	Shareholder Services Plan	Class A	$330,792	N/A	N/A	$330,792
		Class B	$1,840	N/A	N/A	$1,840
		Class C	$14,350	N/A	N/A	$14,350
		Class Z	$23,544	N/A	N/A	$23,544

DWGF	Distribution Plan	Class B	$61,489	N/A	N/A	$61,489
		Class C	$371,059	N/A	N/A	$371,059
	Shareholder Services Plan	Class A	$913,278	N/A	N/A	$913,278
		Class B	$20,497	N/A	N/A	$20,497
		Class C	$123,686	N/A	N/A	$123,686

GCMMMF	Distribution Plan	Class B	$127,669	$1,782	N/A	$129,451
	Shareholder Services Plan	Class A	$137,103	N/A	$0	$137,103
		Class B	$159,586	N/A	$36,873	$122,713

GGSMMF	Service Plan	Class A	$171,136	$2,135	N/A	$173,271
	Distribution Plan	Class B	$3,174,131	$39,813	N/A	$3,213,944
	Shareholder Services Plan	Class A	$36,040	N/A	$0	$36,040
		Class B	$3,967,664	N/A	$234,441	$3,733,223

GMMF	Service Plan	Class A	$3,495,099	$43,610	N/A	$3,538,709
	Distribution Plan	Class B	$21,871,655	$271,475	N/A	$22,143,130
	Shareholder Services Plan	Class A	$165,000	N/A	$0	$165,000
		Class B	$27,339,569	N/A	$2,208,994	$25,130,575

GMMMF	Distribution Plan	Class B	$1,284,385	$8,078	N/A	$1,292,463
	Shareholder Services Plan	Class A	$32,167	N/A	$0	$32,167
		Class B	$1,605,481	N/A	$0	$1,605,481

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Distribution Plan	Amount Reimbursed to Fund Pursuant to Undertaking In Effect	Total Amount

GNYMMMF	Distribution Plan	Class B	$281,427	$5,803	N/A	$287,230
	Shareholder Services Plan	Class A	$163,936	N/A	$0	$163,936
		Class B	$351,784	N/A	$0	$351,784

GTPMMF	Service Plan	Class A	$99,416	$989	N/A	$100,405
	Distribution Plan	Class B	$2,780,855	$27,864	N/A	$2,808,719
	Shareholder Services Plan	Class A	$4,296	N/A	$0	$4,296
		Class B	$3,475,953	N/A	$95,100	$3,380,853

OFFERING PRICE
(Class A shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A shares, if applicable. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share at the close of business on the last business day of the fund's last fiscal year. Certain purchases are not subject to a sales charge or are subject to a different sales charge than the one shown below. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	NAV per share	Sales Charge as a Percentage of Offering Price	Per Share Sales Charge as a Percentage of NAV Per Share	Per Share Offering Price to Public

DMBOF	$11.85	4.50% of offering price (4.70% of NAV per share)	$0.56	$12.41
DNYAFMBF	$14.35	4.50% of offering price (4.70% of NAV per share)	$0.68	$15.03
DCTF	$11.32	4.50% of offering price (4.70% of NAV per share)	$0.53	$11.85
DMDF	$11.64	4.50% of offering price (4.70% of NAV per share)	$0.55	$12.19
DMAF	$11.05	4.50% of offering price (4.70% of NAV per share)	$0.52	$11.57
DMNF	$14.73	4.50% of offering price (4.70% of NAV per share)	$0.69	$15.42
DOHF	$11.54	4.50% of offering price (4.70% of NAV per share)	$0.54	$12.08
DPAF	$15.51	4.50% of offering price (4.70% of NAV per share)	$0.73	$16.24
DWGF	$40.31	5.75% of offering price (6.10% of NAV per share)	$2.46	$42.77

RATINGS OF MUNICIPAL BONDS

The average distribution of investments (at value) in Municipal Bonds (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Bonds was as follows:

Fitch	Moody's	S&P	DMBOF[1]	DNYAFMBF[2]	DCTF[3]	DMDF[4]
AAA	Aaa	AAA	27.6%	28.9%	33%	33.2%
AA	Aa	AA	22.0%	31.1%	20.05%	27.8%
A	A	A	26.0%	25.0%	17.2%	19.7%
BBB	Baa	BBB	13.1%	11.4%	19.3%	9.5%
BB	Ba	BB	1.2%	1.1%	2.3%	2.0%
B	B	B	0.4%	-	-	-
CCC	Caa	CCC	0.2%	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	0.4%	0.9%	0.9%	-
Not Rated	Not Rated	Not Rated	9.1%	1.6%	6.8%	7.8%
Total			100.0%	100.0%	100.0%	100.0%

Fitch	Moody's	S&P	DMAF[5]	DMNF[6]	DOHF[7]	DPAF[8]
AAA	Aaa	AAA	30.2%	20.2%	21.2%	22.3%
AA	Aa	AA	32.7%	37.9%	38.5%	35.0%
A	A	A	21.5%	31.5%	13.3%	23.0%
BBB	Baa	BBB	10.5%	6.5%	9.7%	14.0%
BB	Ba	BB	-	-	0.6%	1.4%
B	B	B	-	0.4%	0.4%	-
CCC	Caa	CCC	-	-	-	-
F-1	MIG 1/P-1	SP-1/A-1	0.5%	-	0.8%	-
Not Rated	Not Rated	Not Rated	4.6%	3.5%	15.5%	4.3%
Total			100.0%	100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (2.4%); AA/Aa (2.2%); BBB/Baa (2.1%); BB/Ba

(1.9%); B/B (0.2%) and DDD (0.3%).

2  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (1.6%).

3  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (2.1%); A/A (3.3%); BBB/Baa (1.1%) and BB/Ba

(0.3%).

4  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (1.6%); BB/Ba (4.0%); B/B (1.9%) and Caa/CCC

(0.3%).

5  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A (0.4%) and BBB/Baa (4.2%).

6  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.7%); AA/Aa (0.2%); A/A (0.1%); BBB/Baa (0.7%) and BB/Ba (0.8%).

7  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (1.5%); AA/Aa (1.4%); A/A (3.5%); BBB/Baa

(7.1%) and BB/Ba (2.0%).

8  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BBB/Baa (2.4%) and BB/Ba (1.9%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	GCMMMF[1]	GMMMF[1]	GNYMMMF[1]
F-1+/F-1	VMIG 1/MIG 1, P-1	SP1+/SP1, A1+/A1	99.6%	91.5%	84.5%
F-2+F-2	VMIG 2/MIG 2, P-2	SP2+/SP2	-	0.1%	0.5%
AAA/AA	Aaa/Aa	AAA/AA	0.2%	2.5%	3.0%
Not Rated	Not Rated	Not Rated	0.2%	5.9%	12.0%
Total			100.0%	100.0%	100.0%

1  Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: VMIG1/MIG1 or SP1+/SP1.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DAF	J.P. Morgan Securities Inc.	$70,349,000

DBMMF	Rabo Securities USA, Inc.	$10,000,000
	Deutsche Bank Securities Inc.	$40,000,000
	Barclays Capital Inc.	$35,000,000
	Credit Suisse (USA) Inc.	$100,000,000

DBGMMF	Deutsche Bank Securities Inc.	$20,000,000
	Barclays Capital Inc.	$16,000,000
	Bank of America, N.A.	$25,000,000
	HSBC Securities (USA) Inc.	$15,000,000
	Morgan Stanley	$25,000,000

DMBOF	N/A	N/A

DNYAFMBF	N/A	N/A

DSMBF	N/A	N/A

DWGF	J.P. Morgan Securities Inc.	$2,450,000

GCMMMF	N/A	N/A

GGSMMF	Credit Agricole Cheuvreux North America, Inc.	$150,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Deutsche Bank Securities Inc.	$150,000
	Barclays Capital Inc.	$141,000
	Goldman, Sachs & Co.	$31,000
	Credit Suisse (USA) Inc.	$70,000

GMMF	Credit Suisse (USA) Inc.	$950,000
	Credit Agricole Cheuvreux North America, Inc.	$150,000
	Deutsche Bank Securities Inc.	$550,000
	Barclays Capital Inc.	$544,000
	Bank of America, N.A.	$450,000
	HSBC Securities (USA) Inc.	$400,000
	Santander Investment Securities Inc.	$75,000

GMMMF	N/A	N/A

GNYMMMF	N/A	N/A

GTPMMF	N/A	N/A

COMMISSIONS

The aggregate amounts of commissions paid by each fund for brokerage commissions and spreads or concessions on principal transactions (none of which were paid to affiliates) for its last three fiscal years were as follows:

Fund	2010 Fiscal Year		2009 Fiscal Year		2008 Fiscal Year
	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions	Commissions	Spreads/ Concessions

DAF	$802,711	$0	$522,435	$0	$905,454	$0
DBMMF	N/A	N/A	N/A	N/A	N/A	N/A
DBGMMF	N/A	N/A	N/A	N/A	N/A	N/A
DMBOF	N/A	N/A	N/A	N/A	N/A	N/A
DNYAFMB	N/A	N/A	N/A	N/A	N/A	N/A
DSMBF	N/A	N/A	N/A	N/A	N/A	N/A
DWGF	$75,513	$0	$64,407	$0	$234,149	$0
GCMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GGSMMF	N/A	N/A	N/A	N/A	N/A	N/A
GMMF	N/A	N/A	N/A	N/A	N/A	N/A
GMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GNYMMMF	N/A	N/A	N/A	N/A	N/A	N/A
GTPMMF	N/A	N/A	N/A	N/A	N/A	N/A

The following table provides an explanation of any material difference in the commissions or spreads/concessions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DAF	The fund experienced a dramatic decline in assets in 2008, forcing the sale of portfolio securities, and a significant increase in assets in 2010, giving rise to purchases of securities.

Fund	Reason for Any Material Difference in Commissions or Spreads/Concessions

DBMMF	N/A
DBGMMF	N/A
DMBOF	N/A
DNYAFMBF	N/A
DSMBF	N/A
DWGF	The fund experienced a dramatic decline in assets in 2008, forcing the sale of portfolio securities.
GCMMMF	N/A
GGSMMF	N/A
GMMF	N/A
GMMMF	N/A
GNYMMMF	N/A
GTPMMF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions and concessions related to such transactions were as follows:

Fund	Transactions	Related Commissions/Concessions

DAF	N/A	N/A
DBMMF	N/A	N/A
DBGMMF	N/A	N/A
DMBOF	N/A	N/A
DNYAFMBF	N/A	N/A
DSMBF	N/A	N/A
DWGF	N/A	N/A
GCMMMF	N/A	N/A
GGSMMF	N/A	N/A
GMMF	N/A	N/A
GMMMF	N/A	N/A
GNYMMMF	N/A	N/A
GTPMMF	N/A	N/A

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DAF	The fund experienced a significant increase in assets in 2010.

DMBOF	N/A
DNYAFMBF	N/A
DSMBF	N/A
DWGF	N/A

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class.

Date	Fund	Class	Name & Address	Percent Owned

June 15, 2011	DBMMF	N/A	First Clearing, LLC 10750 Wheat First Drive Attn Mutual Fund Operations Glen Allen, VA 23060-9243	20.4306%

April 14, 2011	DAF	N/A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.87%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.49%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	24.27%

			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.97%

March 21, 2011	DNYAFMBF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.6358%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.8617%

		Class B	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	27.3252%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	24.2434%

			Janney Montgomery Scott LLC Rose Leviton 1801 Market Street Philadelphia, PA 19103-1628	14.5649%

			Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	10.4860%

Date	Fund	Class	Name & Address	Percent Owned

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	7.9458%

			Barbara P. Perrone TTEE Barbara P. Perrone Living Trust Washingtonville, NY	6.7204%

		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	17.4847%

			Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	19.8055%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	10.9723%

			Henry Rothschild & Gertrude F. Rothschild JT TEN New York, NY	12.4068%

			American Enterprise Investment Svc FBO # 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	8.2826%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.3134%

		Class I	Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	46.6652%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9453	52.9162%

March 15, 2011	GCMMMF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.82%

			Luca Cafiero and Mary Rose Cafiero TTEES Cafiero Family Trust dtd 7/27/94 (*BRKG*) Palo Alto, CA	5.22%

Date	Fund	Class	Name & Address	Percent Owned
		Class B	Crowell Weedon & Co. For the Exclusive Benefit of Customers Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	47.03%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.13%

			Stifel, Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 501 North Broadway St. Louis, MO 63102-2110	28.00%

March 15, 2011	GGSMMF	Class A	The Bank of New York Mellon, As Agent for The Atlantic Foundation of New York 75 Varick St., FL 17 New York, NY 10013-1905	6.20%

		Class B	SWS Securities, Inc. Attn. Money Market 1201 Elm St. Dallas, TX 75270-2002	5.38%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.26%

			Stifel Nicolaus & Co. Inc. for the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	31.52%

			Robert W. Baird & Co. Inc. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 53201-0672	11.61%

			Morgan Keegan & Co. Inc. for the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	24.39%

March 15, 2011	GTPMMF	Class A	Crowell Weedon & Co. for the Exclusive Benefit of Customers 624 South Grand Avenue, Ste, 2510 Los Angeles, CA 90017-3329	52.12%

Date	Fund	Class	Name & Address	Percent Owned
			Morgan Keegan & Co. for the Exclusive Benefits of Customers 50 North Front Street Memphis, TN 38103	25.74%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	7.34%

			E*TRADE Clearing LLC P.O. Box 484 Jersey City, NJ 07303-0484	5.36%

		Class B	Crowell Weedon & Co. For the Exclusive Benefit of Customer Attn. James L. Cronk 624 South Grand Avenue, Ste. 2510 Los Angeles, CA 90017-3329	9.25%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	23.42%

			Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	41.66%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	5.48%

			SWS Securities Inc. Attn. Money Market 1201 Elm St. Dallas, TX 75270-2002	6.81%

March 15, 2011	GMMF	Class A	Morgan Keegan & Co. Inc. For the Exclusive Benefit of Customers 50 N. Front Street Memphis, TN 38103-2126	19.12%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	22.54%

			American Enterprise Investment SVC 707 2nd Ave. South Minneapolis, MN 55402-2405	32.45%

Date	Fund	Class	Name & Address	Percent Owned
		Class B	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	21.96%

			Robert W. Baird & Co. Omnibus Account for the Exclusive Benefit of Customers P.O. Box 672 Milwaukee, WI 5320-0672	15.12%

			Stifel Nicolaus & Co. Inc. For the Exclusive Benefit of Customer 500 N. Broadway St. Louis, MO 63102-2110	37.55%

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2002	7.26%

			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-2126	5.02%

March 15, 2011	GMMMF	Class A	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	28.89%

			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-2126	29.81%

			Revocable Trust Agreement of H. Keith Brunnemer, Jr. Charlotte, NC	7.45%

			Stoever Glass & Co. 30 Wall St. New York, NY 10005-2201	6.14%

		Class B	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	18.75%

			Janney Montgomery Scott LLC 1801 Market St. Philadelphia, PA 19103-1628	9.96%

Date	Fund	Class	Name & Address	Percent Owned
			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	24.88%

			SWS Securities, Inc. Attn. Money Market 1201 Elm Street Dallas, TX 75270-2002	9.48%

			Morgan Keegan & Co., Inc. For the Exclusive Benefit of Customers 50 N. Front St. Memphis, TN 38103-2126	14.63%

March 15, 2011	GNYMMMF	Class A	Pershing LLC Box 2052 Jersey City, NJ 07303-2052	6.46%

			The Bank of New York Mellon As Agengts for Seymour Holding Corp. c/o The Durst Organization 1 Bryant Park, FL 49 New York, NY 10036-6739	5.55%

		Class B	Janney Montgomery Scott LLC Patricia Dambrosio 1801 Market St. Philadelphia, PA 19103-1628	37.53%

			Pershing LLC Box 2052 Jersey City, NJ 07303-2052	14.94%

			Stifel Nicolaus & Co., Inc. For the Exclusive Benefit of Customers 500 N. Broadway St. Louis, MO 63102-2110	44.03%

February 24, 2011	DWGF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	16.17%

			Merrill Lynch 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	10.92%

			Pershing LLC Pershing Div. – Transfer Dept. P.O. Box 2052, 7F Jersey City, NJ 07303-2052	9.39%

Date	Fund	Class	Name & Address	Percent Owned
			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	6.62%

			Citigroup Global Markets, Inc. Mutual Fund Processing Dept. 333 West 34th Street, 3F New York, NY 10001-2402	6.42%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	18.23%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	7.72%

			Pershing LLC Pershing Div. – Transfer Dept. P.O. Box 2052, 7F Jersey City, NJ 07303-2052	7.38%

			Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	6.33%

		Class C	Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	27.27%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9245	13.70%

			UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	11.73%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.50%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	5.60%

			Citigroup Global Markets, Inc. 333 West 34th Street, 3F New York, NY 10001-2402	5.45%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of its Customers Attn. Fund Administration 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	50.16%

			Fidelity Investments Institutional Operations Co., Inc. (FIIOC) As Agent for certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	21.75%

			JP Morgan Chase Bank FBO ADP/Enterprise 401 K Product 3 Metrotech Ctr, 6F Brooklyn, NY 11245-0001	13.12%

August 15, 2011	DMBOF	Class A	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	6.23%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.38%

			Merrill Lynch 4800 Deer Lake Drive East, 2F Jacksonville, FL 32246-6484	7.51%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.12%

		Class B	American Enterprise Investment SVC FBO 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	9.38%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3F Jersey City, NJ 07311	5.03%

			Oppenheimer & Co. Inc. FBO Robert R. Fanning Jr. Revocable Family Trust Robert R. Fanning Jr. TTEE 54 High Ridge Rd. Boxford, MA 01921-2104	5.02%

			Charles Schwab & Co. Inc. FBO 73336814 Aventura, FL 33180-2591	6.40%

Date	Fund	Class	Name & Address	Percent Owned
			Jim D. & Nedra Huey TTEES Jimmie & Nedra Huey Rev Trust 911 W 39th St. Shawnee, OK 74804-1611	5.26%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	18.43%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.30%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	12.02%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	22.78%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	20.19%

			National Financial Services 82 Devonshire St., G10G Boston, MA 02109-3605	7.94%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.14%

			American Enterprise Investment SVC FBO 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	9.93%

		Class Z	Charles Schwab & Company, Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.77%

August 15, 2011	DCTF	Class A	Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL, 32246-6484	10.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.95%

Date	Fund	Class	Name & Address	Percent Owned

		Class B	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	7.00%

			People's Securities, Inc. 100 Lafayette Blvd., PO BOX 31 Bridgeport, CT 06601-0031	9.77%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	37.78%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.17%

			Morgan Stanley & Co Harborside Financial Center Plaza, 23 Floor Jersey City, NJ 07311	11.96%

			Janney Montgomery Scott, LLC. 1801 Market Street Philadelphia, PA 19103-1675	13.91%

			Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4151	9.69%

		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.66%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	22.63%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.05%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.46%

			Charles Schwab & Co Inc. 101 Montgomery Street San Francisco, CA 94104-4151	18.25%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	SEI Private Tr. Co. c/o Mellon Bank ID 225 Attn. Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	67.84%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	18.43%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	13.74%

		Class Z	Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Funds 101 Montgomery Street San Francisco, CA	7.36%

August 15, 2011	DMDF	Class A	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.78%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.29%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	8.19%

			National Financial Services 82 Devonshire Street Boston, MA	8.38%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	10.71%

		Class B	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	22.94%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.29%

			Edwin D. Fennell and Deborah L. Fennell JTWROS Westminster, MD 21158-1448	23.75%

			Patricia Simmons College Park, MD 20740-1138	7.20%

Date	Fund	Class	Name & Address	Percent Owned

			Harriet Greenberg and Susan Robbins Ttees Silver Spring, MD 20906-1560	9.39%

			Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	9.85%

		Class C	Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	25.19%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	17.80%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	11.66%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	15.39%

			Nancy L. Chen and Donna Louis, JTWROS Parkville, MD	9.09%

August 15, 2011	DMAF	Class A	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.70%

			JLSE M. Lohrer Trustee The JLSE M. Lohrer Trust UA dtd 7/25/05 Carlisle, MA 01741-1520	8.85%

			American Enterprise Investment SVC FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	5.18%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.86%

			Citigroup Global Markets Inc. 333 West 34th St., 3F New York, NY 10001-2402	6.56%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.90%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch 4800 Deer lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.16%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	40.66%

			Raymond James & Assoc. Inc. FBO Frances M Tallman TTEE Frances M. Tallman Trust 5/8/92 Bedford, MA 01730-1278	9.72%

			American Enterprise Investment SVC FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	5.43%

			RBC Capital Markets LLC FBO Stephanie S. Kyte TTEE Stephanie Kyte Trust 8/17/00 Jaffrey, NH 03452-5120	26.38%

			RBC Capital Markets LLC Karen T. Vidoli, David E. Vidoli JT TEN/WROS Lee, NH 01238-9136	17.49%

		Class C	Merrill Lynch 4800 Deer Lake Drive East – Floor 2 Jacksonville, FL 32246-6484	54.47%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	12.59%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.76%

			American Enterprise Investment SVC FBO 41999970 707 2nd Avenue South Minneapolis, MN 55402-2405	6.88%

			Cornelius P. McGroary Trustee, Cornelius P. McGroary Living Trust, UA dtd 5/9/07 Duxbury, MA 02332-4241	5.24%

		Class Z	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.74%

Date	Fund	Class	Name & Address	Percent Owned
			Charles Schwab & Co., Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	7.36%

August 15, 2011	DMNF	Class A	American Enterprise Investment SVC FBO # 41999970 707 2nd Ave South Minneapolis, MN 55402-2405	16.89%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.99%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.76%

			Charles Schwab & Co., Inc. Special Custody Acct FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.47%

		Class B	Lois Brodkorb South St. Paul, MN 55075-2511	34.16%
			Charles Schwab & Co., Inc. FBO 61415663 Attn. Mutual Fund Operations 333/4 101 Montgomery Street San Francisco, CA 94104-4151	12.93%

			Raymond James & Assoc. Inc. FBO Betty Lou Cardinal 3289 Homewood Avenue White Bear Lake, MN 55110-5610	9.08%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	34.82%

			Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL	7.49%

		Class C	Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL	22.73%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.96%

Date	Fund	Class	Name & Address	Percent Owned

			American Enterprise Investment SVC FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	28.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	9.18%

			Roger E. Anderson Revocable Trust U/A 1/11/02 Minneapolis, MN 55414-3661	6.60%

August 15, 2011	DOHF	Class A	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	21.38%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	11.24%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.26%

			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	8.84%
		Class B	UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	7.68%

			Robert W. Baird & Co., Inc. A/C 8591-3631 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	14.11%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.19%

			National Financial Services 82 Devonshire Street Boston, MA 02109-3605	62.21%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.18%

Date	Fund	Class	Name & Address	Percent Owned
		Class C	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	24.80%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	19.47%

			UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	19.65%

			Charles Schwab & Co., Inc. Special Custody Accounts FBO Customers Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.89%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.80%

			American Enterprise Investment SVC FBO 41999970 707 2nd Avenue South Minneapolis, MN 55402-2405	5.36%

August 15, 2011	DPAF	Class A	National Financial Services, LLC 82 Devonshire Street Boston, MA 02109-3605	15.49%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	10.42%

			Citigroup Global Markets Inc. 333 W. 34 Street New York, NY 10001-2402	7.87%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.49%

		Class B	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	13.07%

			The Bank of New York Mellon Cust. FBO R Sue Dangelo Under Sep IRA Plan 1 Smithdale Road Shippensburg, PA 17257-9525	5.46%

Date	Fund	Class	Name & Address	Percent Owned
			Morgan Stanley & Co. Harborside Financial Center Plaza 2, Third Floor Jersey City, NJ 07311	41.91%

			First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	15.61%

			Nadine M. Solensky & Edward M. Solensky JTWROS Philipsburg, PA 16866-2635	9.54%

			Janney Montgomery Scott LLC Exclusive Benefit of its Customers 1801 Market Street Philadelphia, PA 19103-1675	8.35%

		Class C	First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	28.02%

			Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	14.49%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.10%

			E Diane Blandino Pittsburgh, PA 15218-1429	5.36%

		Class Z	MAC & CO A/C PEOF 1749712 Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	13.63%

			Charles Schwab & Co. Inc. Reinvestment Account Attn. Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104-4151	9.33%

			National Financial Services, LLC 82 Devonshire Street Boston, MA 02109-3605	9.30%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.70%

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Investment Minimums

The minimum initial investment in Dreyfus Appreciation Fund and each General Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, is $1,000 for full-time or part-time employees of the Manager or any of its affiliates, directors of the Manager, board members of a fund advised by the Manager, or the spouse or minor child of any of the foregoing, and $50 for full-time or part-time employees of the Manager or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

The minimum initial investment in Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund is $10,000 for an account established with the cash proceeds from an investor's exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each fund except Dreyfus BASIC Money Market Fund, Dreyfus BASIC U.S. Government Money Market Fund and the Class B shares of each General Fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Shares of each fund, except Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, are offered without regard to the minimum initial or subsequent investment requirement to investors purchasing fund shares through wrap fee accounts or other fee based programs.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund, General Government Securities Money Market Fund and General Money Market Fund. The fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. You may reopen an account in the fund with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Multi-Class Funds

The share classes of each Multi-Class Fund are offered as described in the relevant fund's prospectus and as follows:

Dreyfus Worldwide Growth Fund offered Class T shares prior to February 4, 2009.

Class A shares of Dreyfus Worldwide Growth Fund may be purchased at net asset value without a sales load if a shareholder was a holder of shares of Dreyfus Global Growth Fund and received Class A shares of Dreyfus Worldwide Growth Fund on August 28, 2002 as part of the combination of the two funds. The sales load waiver does not apply to accounts opened after August 28, 2002.

Holders of Class I shares of Dreyfus Worldwide Growth Fund who have held their shares since June 5, 2003 may continue to purchase Class I shares of the fund for their existing account whether or not they would otherwise be eligible to do so.

Certain broker-dealers and other financial institutions maintaining accounts with (a) Dreyfus Connecticut Intermediate Municipal Bond Fund, (b) Dreyfus Massachusetts Intermediate Municipal Bond Fund or Dreyfus Massachusetts Tax Exempt Bond Fund, (c) Dreyfus Pennsylvania Intermediate Municipal Bond Fund, or (d) General Municipal Bond Fund, at the time of the reorganization of such fund, may open new accounts in Class Z of (a) Dreyfus Connecticut Fund, (b) Dreyfus Massachusetts Fund, (c) Dreyfus Pennsylvania Fund or (d) Dreyfus Municipal Bond Opportunity Fund, respectively, on behalf of qualified retirement plans and "wrap accounts" or similar programs.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services
Dreyfus Appreciation Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege
Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

Checkwriting Privilege Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Checkwriting Privilege (Class A and Z shares only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus Worldwide Growth Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege

Transaction Fees

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. Each fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of the fund's shares. The funds also offer fewer shareholder services, in an effort to keep operating expenses lower. Because charges may apply to redemptions and exchanges of fund shares in accounts with balances of less than $50,000 at the time of the transaction, neither fund may be an appropriate investment for an investor who does not maintain a $50,000 balance and intends to engage frequently in such transactions. If your account balance is less than $50,000 on the business day immediately preceding the effective date of such transaction, you will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee applies if your account balance is less than $50,000. Additionally, if your account balance is less than $50,000, you will be charged a $2.00 fee for each redemption check drawn on the account.

Checkwriting Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. Redemption checks may be made payable to the order of any person in the amount of $1,000 or more. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the check, and the $2.00 charge described above in "Transaction Fees" and in the fund's prospectus if applicable.

Wire Redemption Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. The redemption proceeds minimum is $5,000 per day.

General Funds. By using the Wire Redemption Privilege, you authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system), letter or, with respect to Class A shares of the fund, online redemption instructions, from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives a redemption request in proper form prior to 3:00 p.m., Eastern time, with respect to General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Money Market Fund or prior to 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on such day, and the shares will not receive the dividend declared on that day; otherwise each fund will initiate payment on the next business day and the shares will receive the dividend on that day.

Dreyfus TeleTransfer Privilege

Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund. The redemption proceeds minimum is $1,000.

General Funds. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the funds.

Redemption Through an Authorized Entity

General Funds. If an Authorized Entity transmits the redemption request so that it is received by the Transfer Agent or its designee by 3:00 p.m., Eastern time, General California Municipal Money Market Fund, General New York Municipal Money Market Fund, General Municipal Money Market Fund and General Treasury Money Market Fund or by 5:00 p.m. Eastern time, with respect to General Government Securities Money Market Fund and General Money Market Fund, on a business day, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the same day and the shares will not receive the dividend declared on that day. If a redemption request is received after such time, but by 8:00 p.m., Eastern time, the redemption request will be effective on that day, the shares will receive the dividend declared on that day and the proceeds of redemption ordinarily will be transmitted in Federal Funds on the next business day. If a redemption request is received after 8:00 p.m., Eastern time, the redemption request is effective on the next business day.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services
Dreyfus Worldwide Growth Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent*
Corporate Pension/Profit-Sharing and Retirement Plans

General California Municipal Money Market Fund General Municipal Money Market Fund General New York Municipal Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Quarterly Distribution Plan
Automatic Withdrawal Plan

General Government Securities Money Market Fund General Treasury Prime Money Market Fund General Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Quarterly Distribution Plan
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus Appreciation Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan†
Dreyfus Dividend Options
Automatic Withdrawal Plan
Letter of Intent

Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	Fund Exchanges Dreyfus Dividend Options (Dreyfus Dividend Sweep only)

*Letter of Intent applicable to Class A Shares only.
†Dreyfus Payroll Savings Plan applicable to Class Z Shares only of Dreyfus Municipal Bond Opportunity Fund.

Fund Exchanges

General Funds. To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares of the funds, online. The ability to issue exchange instructions by telephone is given to shareholders of each fund automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and, with respect to Class A shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.

BASIC Funds. With respect to Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund, you will be charged a $5.00 fee for each exchange you make out of your fund. This fee will be deducted from your account and paid to the Transfer Agent; however each fund will waive this fee if the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholders Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Worldwide Growth Fund	Class B Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

	Class A Class B Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Municipal Bond Opportunity Fund
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund

	Class B Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.50% and 0.75% for distributing Class B and Class C shares, respectively. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus Municipal Bond Opportunity Fund	Class A Class B Class C Class Z	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of Class A, Class B and Class C shares, and pays the Distributor 0.20% for the provision of certain services to the shareholders of Class Z shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund Dreyfus New York AMT-Free Municipal Bond Fund	Class A Class B Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Connecticut Fund Dreyfus Massachusetts Fund Dreyfus Pennsylvania Fund	Class Z	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General Government Securities Money Market Fund General Money Market Fund General Treasury Prime Money Market Fund	Class A	Service Plan (12b-1 and servicing)

The fund pays the Distributor 0.20% for distributing these shares, servicing shareholder accounts and advertising and marketing. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing certain services to the holders of Class A shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Distribution Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or ..005%.

General California Municipal Money Market Fund
General Government Securities Money Market Fund
General Money Market Fund
General Municipal Money Market Fund
General New York Municipal Money Market Fund
General Treasury Prime Money Market Fund

	Class B	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the holders of Class B shares. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Appreciation Fund	N/A	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of the fund. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services and determines the amounts to be paid.

Dreyfus BASIC Money Market Fund Dreyfus BASIC U.S. Government Money Market Fund	N/A	Shareholder Services Plan (servicing)

The fund reimburses the Distributor an amount not to exceed 0.25% for certain allocated expenses of providing personal services and/or maintaining shareholder accounts; these services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

*As applicable to the funds listed (not all funds have all classes shown).
**The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

***Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities[3]	Zero Coupon Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities
Dreyfus Appreciation Fund	✓	✓
Dreyfus Municipal Bond Opportunity Fund			✓	✓[2]	✓ (up to 30% of net assets)

1. Includes common and preferred stock, convertible securities and warrants. Dreyfus Appreciation Fund is  limited to investing up to 2% of its net assets in warrants, and Dreyfus Worldwide Growth Fund is limited to investing up to 5% of its net assets in warrants, except that as to each fund this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2. See "Money Market Instruments" below and "Investments, Investment Techniques and Risks—Fixed-Income Securities—Taxable Investments (municipal or other tax-exempt funds only)" in Part III of this SAI.

3. Dreyfus Worldwide Growth Fund, municipal securities only.

Except f Dreyfus Worldwide Growth Fund currently intends to invest less than 35% of its assets in high-yield and lower rated securities.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities	High Yield and Lower-Rated Securities[3]	Zero Coupon Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities
Dreyfus New York AMT-Free Municipal Bond Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Connecticut Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Maryland Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Massachusetts Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Minnesota Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Ohio Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Pennsylvania Fund			✓	✓[2]	✓ (up to 30% of net assets)
Dreyfus Worldwide Growth Fund	✓	✓		✓	✓	✓

Fund	Variable and Floating Rate Securities	Participation Interests and Assignments	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations

Dreyfus Appreciation Fund
Dreyfus Municipal Bond Opportunity Fund	✓
Dreyfus New York AMT-Free Municipal Bond Fund	✓
Dreyfus Connecticut Fund	✓
Dreyfus Maryland Fund	✓
Dreyfus Massachusetts Fund	✓
Dreyfus Minnesota Fund	✓
Dreyfus Ohio Fund	✓
Dreyfus Pennsylvania Fund	✓
Dreyfus Worldwide Growth Fund

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities[6]	Emerging Markets	Depositary Receipts[7]	Sovereign Debt Obligations and Brady Bonds

Dreyfus Appreciation Fund				✓	✓		✓

4. For Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund (each, a "Dreyfus State Fund") and Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund, the fund may invest more than 25% of the value of its total assets in municipal securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or, for Dreyfus Municipal Bond Opportunity Fund, securities whose issuers are located in the same state.

5. For Dreyfus Appreciation Fund only, includes short-term U.S. Government Securities, bank obligations, repurchase agreements and commercial paper.

For Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund, (1) the fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments when the Adviser determines that adverse market conditions exist and (2) the fund may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

For Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When Dreyfus Municipal Bond Opportunity Fund has adopted a temporary defensive position, including when acceptable Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal income tax. When Dreyfus New York AMT-Free Municipal Bond Fund has adopted a temporary defensive position, including when acceptable New York Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from New York State and New York City personal income taxes. When a Dreyfus State Fund has adopted a temporary defensive position, including when acceptable State Municipal Bonds are unavailable for investment by the fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from federal and, where applicable, State personal income taxes. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. In addition, see "Investments, Investment Techniques and Risks—Fixed-Income Securities—Taxable Investments (municipal or other tax-exempt funds only)" in Part III of this SAI.

Under adverse market conditions, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and each Dreyfus State Fund may invest some or all of its assets in U.S. Treasury securities and money market securities.

6. Dreyfus Appreciation Fund may invest up to 10% of the value of its assets in securities of foreign governments and foreign companies which are not publicly traded in the United States.

7. Dreyfus Appreciation Fund may invest in U.S. dollar-denominated ADRs and New York Shares only.

Fund	Municipal Securities[4]	Funding Agreements	REITs	Money Market Instruments[5]	Foreign Securities[6]	Emerging Markets	Depositary Receipts[7]	Sovereign Debt Obligations and Brady Bonds

Dreyfus Municipal Bond Opportunity Fund	✓			✓
Dreyfus New York AMT-Free Municipal Bond Fund	✓			✓
Dreyfus Connecticut Fund	✓			✓
Dreyfus Maryland Fund	✓			✓
Dreyfus Massachusetts Fund	✓			✓
Dreyfus Minnesota Fund	✓			✓
Dreyfus Ohio Fund	✓			✓
Dreyfus Pennsylvania Fund	✓			✓
Dreyfus Worldwide Growth Fund				✓	✓		✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs	Exchange-Traded Notes	Futures Transactions[8]	Options Transactions[9]

Dreyfus Appreciation Fund		✓				✓
Dreyfus Municipal Bond Opportunity Fund		✓			✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund		✓			✓	✓
Dreyfus Connecticut Fund		✓			✓	✓
Dreyfus Maryland Fund		✓			✓	✓
Dreyfus Massachusetts Fund		✓			✓	✓
Dreyfus Minnesota Fund		✓			✓	✓
Dreyfus Ohio Fund		✓			✓	✓
Dreyfus Pennsylvania Fund		✓			✓	✓
Dreyfus Worldwide Growth Fund		✓

8. The funds may enter into futures contracts in U.S. domestic markets only.

9.  Dreyfus Appreciation Fund may only write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written and purchase call options and may not purchase put options.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund each may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

Fund	Foreign Currency Transactions	Short-Selling[10]	Lending Portfolio Securities	Borrowing Money[11]

Dreyfus Appreciation Fund	✓		✓	✓
Dreyfus Municipal Bond Opportunity Fund		✓	✓	✓
Dreyfus New York AMT-Free Municipal Bond Fund		✓	✓	✓
Dreyfus Connecticut Fund		✓	✓	✓
Dreyfus Maryland Fund		✓	✓	✓
Dreyfus Massachusetts Fund		✓	✓	✓
Dreyfus Minnesota Fund		✓	✓	✓
Dreyfus Ohio Fund		✓	✓	✓
Dreyfus Pennsylvania Fund		✓	✓	✓
Dreyfus Worldwide Growth Fund	✓		✓	✓

10. Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund and the Dreyfus State Funds (1) will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets, (2) may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer, and (3) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

11. Except for Dreyfus New York AMT-Free Municipal Bond Fund, each fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Dreyfus New York AMT-Free Municipal Bond Fund may borrow from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

Fund	Borrowing Money for Leverage	Reverse Repurchase Agreements	Forward Commitments	Forward Roll Transactions	Illiquid Securities

Dreyfus Appreciation Fund					✓
Dreyfus Municipal Bond Opportunity Fund			✓		✓
Dreyfus New York AMT-Free Municipal Bond Fund			✓		✓
Dreyfus Connecticut Fund			✓		✓
Dreyfus Maryland Fund			✓		✓
Dreyfus Massachusetts Fund			✓		✓
Dreyfus Minnesota Fund			✓		✓
Dreyfus Ohio Fund			✓		✓
Dreyfus Pennsylvania Fund			✓		✓
Dreyfus Worldwide Growth Fund			✓		✓

Money Market Funds

Fund	U.S. Treasury Securities	U.S. Government Securities	Repurchase Agreements[12]	Bank Obligations[13]	Participation Interests	Floating and Variable Rate Obligations

Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund	✓	✓	✓
General California Municipal Money Market Fund		✓	✓	✓
General Government Securities Money Market Fund	✓	✓	✓
General Money Market Fund	✓	✓	✓	✓	✓	✓
General Municipal Money Market Fund		✓	✓	✓
General New York Municipal Money Market Fund		✓	✓	✓
General Treasury Prime Money Market Fund	✓	✓

1      12. For each of Dreyfus BASIC U.S. Government Money Market Fund and General Government Securities Money Market Fund, up to 20% of the value of the fund's net assets may consist of repurchase agreements collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or collateralized by securities other than U.S. Government securities, such as corporate bonds, asset-backed securities and privately-issued mortgage-related securities, of investment grade or below investment grade credit quality.

1      13 Dreyfus BASIC U.S. Government Money Market Fund normally will invest at least 25% of its assets in bank obligations.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities[14]	Foreign Banking Securities	Foreign Obligations; Securities of Supranational Entities[15]
Dreyfus BASIC Money Market Fund	✓	✓		✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund
General California Municipal Money Market Fund		✓	✓	✓
General Government Securities Money Market Fund			✓
General Money Market Fund	✓	✓	✓		✓[16]	✓[16]
General Municipal Money Market Fund		✓	✓	✓
General New York Municipal Money Market Fund		✓	✓	✓
General Treasury Prime Money Market Fund			✓

14. Dreyfus BASIC Money Market Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible investments for the fund. The fund currently intends to invest no more than 25% of its total assets in municipal obligations; however, this percentage may be varied from time to time without shareholder approval.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund each may invest more than 25% of the value of its total assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects.

15. For each of Dreyfus BASIC Money Market Fund and General Money Market Fund, U.S. dollar-denominated only.

Fund	Illiquid Securities	Borrowing Money[16]	Reverse Repurchase Agreement	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities

Dreyfus BASIC Money Market Fund	✓	✓	✓	✓	✓	✓
Dreyfus BASIC U.S. Government Money Market Fund		✓	✓		✓
General California Municipal Money Market Fund	✓	✓		✓
General Government Securities Money Market Fund	✓	✓			✓
General Money Market Fund	✓	✓			✓
General Municipal Money Market Fund	✓	✓		✓
General New York Municipal Money Market Fund	✓	✓		✓
General Treasury Prime Money Market Fund	✓	✓			✓

16. Dreyfus BASIC Money Market Fund and Dreyfus BASIC U.S. Government Money Market Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, these funds may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund each currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

General Money Market Fund, General Government Securities Money Market Fund and General Treasury Prime Money Market Fund may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

For General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund, from time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, the fund may invest in taxable short-term investments ("Money Fund Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. When General California Municipal Money Market Fund or General New York Municipal Money Market Fund has adopted a temporary defensive position, including when acceptable California or New York Municipal Obligations, respectively, are unavailable for investment by the relevant fund, more than 20% of the fund's net assets may be invested in securities that are not exempt from California or New York State and New York City income taxes, respectively. Under normal market conditions, each fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments. In addition, see "Investments, Investment Techniques and Risks—Money Market Funds—Taxable Investments (municipal or other tax-exempt funds only)" in Part III of this SAI.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

Except as may be otherwise disclosed in the prospectus, each fund's investment objective is a Fundamental Policy, and the policies of each of Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund with respect to the investment of at least 80% of its net assets are Fundamental Policies (see "Policies Related to Fund Names") below) is a Fundamental Policy. Additionally, each fund may not:

1. Borrowing

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this Fundamental Policy.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Dreyfus Basic Money Market Fund. Borrow money, except to the extent the fund maintains continuous asset coverage (that is, total borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.

Dreyfus Basic U.S. Government Money Market Fund.  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors.

Dreyfus New York AMT-Free Municipal Bond Fund. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the fund's total assets, the fund will not make any additional investments. Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

2. Commodities

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund.  Invest in commodities.

3. Issuer Diversification

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund.  Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

Dreyfus Basic Money Market Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation.

General Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank.General Treasury Prime Money Market Fund. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation. This restriction does not apply to the purchase of U.S. Government securities.

4. Industry Concentration

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds  and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Dreyfus Appreciation Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, time deposits and certificates of deposit (including those issued by foreign branches of domestic banks), and bankers' acceptances.

Dreyfus Basic Money Market Fund. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in bank obligations.

Dreyfus Basic U.S. Government Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Municipal Bond Opportunity Fund. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

General Municipal Money Market Fund. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the fund's total assets may be invested without regard to such limitation.

Dreyfus Worldwide Growth Fund. Concentrate its investments in any particular industry or industries, except that the fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the fund has adopted a defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General California Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Government Securities Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on investments in obligations issued or guaranteed as to principal and interest by the U.S. Government.

General Money Market Fund. Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

General Municipal Money Market Fund. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest in the ultimate responsibility of companies within the same industry, are grouped together as an industry.

General Treasury Prime Money Market Fund.  Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government.

5. Loans

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to in this SAI in the fund's prospectus; however, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund.  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Lend any security or make loans to others if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of qualified debt obligations and the entry into repurchase agreements.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

6. Margin; Short Sales

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities on margin, but may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Treasury Prime Money Market Fund. Purchase or sell securities on margin.

General Government Securities Money Market Fund. Sell securities short or purchase securities on margin.

General Money Market Fund. Sell securities short.

7. Puts/Calls

General Government Securities Money Market Fund and General Money Market Fund. Write or purchase put or call options.

8. Real Estate

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the fund from purchasing and selling futures contracts, including those relating to indices, and options on futures contracts or indices.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal  Obligations secured by real estate or interests therein.

Dreyfus Appreciation Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, except that the fund may purchase or sell futures contracts, including those relating to indices, and options on futures contracts or indices.

General Government Securities Money Market Fund. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

General Money Market Fund. Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.

9. Senior Securities

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 8 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

Dreyfus Worldwide Growth Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 1 and 2 and Nonfundamental Policy No. 2 may be deemed to give rise to a senior security.

General Treasury Prime Money Market Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

10. Underwriting

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Underwrite the securities of other issuers, except that the fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund, Dreyfus Worldwide Growth Fund and General Treasury Prime Money Market Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Act as underwriter of securities of other issuers, except (i) the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and (ii) to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Basic U.S. Government Money Market Fund. Act as underwriter of securities of other issuers.

General Government Securities Money Market Fund and General Money Market Fund. Underwrite the securities of other issuers.

11. Investing for Control

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General Government Securities Money Market Fund and General Money Market Fund. Invest in companies for the purpose of exercising control.

12. Pledging Assets

Dreyfus New York AMT-Free Municipal Bond Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the fund's assets.

General Money Market Fund. Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

13. Other

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities other than Municipal Bonds and Taxable Investments as those terms are defined in this SAI and in the fund's prospectus and those arising out of transactions in futures and options.

General Government Securities Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Municipal Money Market Fund. Purchase more than 10% of the voting securities of any issuer. This restriction applies only with respect to 75% of the fund's total assets.

In addition to the Fundamental Policies described above, the following Fundamental Policy also applies to Dreyfus Appreciation Fund:

• The fund may invest, notwithstanding any other Policy (whether or not Fundamental), all of the Fund's assets in the securities of a single open-end management investment company with substantially the same investment objectives, fundamental policies and restrictions as the fund.

As to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. Except for Dreyfus New York AMT-Free Municipal Bond Fund, with respect to the Fundamental Policy pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of the fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three business days thereafter at least to the extent of such excess.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Nonfundamental Policies

As a Nonfundamental Policy, which may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy, each fund, as indicated, may not:

1. Investing for Control

Dreyfus Basic Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in companies for the purpose of exercising control.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of assets.

Dreyfus Basic U.S. Government Money Market Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

Dreyfus Basic Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices.

General Municipal Money Market Fund. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and in connection with the purchase of securities on a when-issued or forward commitment basis.

3. Purchase Securities of Other Investment Companies

Dreyfus Appreciation Fund, Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, Dreyfus Worldwide Growth Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4. Illiquid Investments

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which the fund cannot exercise the demand feature described in the fund's prospectus on not more than seven days' notice if there is no secondary market), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 5% of the value of the fund's net assets would be so invested.

Dreyfus Municipal Bond Opportunity Fund and Dreyfus New York AMT-Free Municipal Bond Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the fund's prospectus and floating and variable rate demand obligations as to which no secondary market exists and the fund cannot exercise the demand feature described in the fund's prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the fund's net assets would be so invested.

General Treasury Prime Money Market Fund. Enter into repurchase agreements.

5. Margin; Short Sales

Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, General California Municipal Money Market Fund, General Municipal Money Market Fund and General New York Municipal Money Market Fund. Sell securities short or purchase securities on margin.

6. Puts/Calls

Dreyfus Basic Money Market Fund and Dreyfus Basic U.S. Government Money Market Fund. Write or purchase put or call options or combinations thereof.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

7. Other

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. The fund may not purchase or retain the securities of any issuer if the officers or board members of the fund or the Advisers who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

Dreyfus Appreciation Fund and Dreyfus Worldwide Growth Fund. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the fund's investments in all such companies to exceed 5% of the value of its total assets.

Dreyfus Basic Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures (except through the purchase of debt obligations referred to in this SAI and in the prospectus).

Dreyfus Basic U.S. Government Money Market Fund. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, Municipal Bonds or industrial revenue bonds.

General Money Market Fund. Invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments, except to the extent such investments meet the quality and maturity requirements under the 1940 Act that money markets must meet to be eligible investments for the fund, and are consistent with the fund's investment objective. Any such investment would be subject to prior disclosure in the fund's prospectus and SAI.

Policies Related to Fund Names

Under normal circumstances, Dreyfus Basic U.S. Government Money Market Fund invests solely in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements, and each of the following funds invests at least 80% of its net assets, plus any borrowings for investment purposes in the instruments (or, except for General Government Securities Money Market Fund, other instruments with similar economic characteristics) described below. Each fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets (except for certain funds that have adopted such policy as a Fundamental Policy as indicated above).

Fund	Investment
Dreyfus Connecticut Fund Dreyfus Maryland Fund Dreyfus Massachusetts Fund Dreyfus Minnesota Fund Dreyfus Ohio Fund Dreyfus Pennsylvania Fund

Municipal Bonds of the state after which the fund is named, its political subdivisions and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes

Dreyfus Municipal Bond Opportunity Fund	Municipal Bonds
Dreyfus New York AMT-Free Municipal Bond Fund	New York Municipal Bonds
Dreyfus Worldwide Growth Fund	Common stocks
General California Municipal Money Market Fund	California Municipal Obligations
General Government Securities Money Market Fund

Securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, and repurchase agreements (including tri-party repurchase agreements) collateralized by such securities

General Municipal Money Market Fund	Municipal Obligations
General New York Municipal Money Market Fund	New York Municipal Obligations
General Treasury Prime Money Market Fund	U.S. Treasury securities

DIVIDENDS AND DISTRIBUTIONS

Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

Each fund ordinarily declares dividends from its net investment income on each day the NYSE or, with respect to General Government Securities Money Market Fund, General Money Market Fund and General Treasury Prime Money Market Fund, the Transfer Agent is open for business. With respect to Dreyfus Basic Money Market Fund, the fund ordinarily declares dividends from its net investment income on each day the NYSE and the Transfer Agent are open for business. The earnings of each fund for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid through the last calendar day of each month.

Dividends automatically are reinvested in additional shares of the fund from which they were paid at net asset value, or, at your option, paid in cash, without a sales load (if applicable). If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

Dreyfus Basic Money Market Fund, Dreyfus Basic U.S. Government Money Market Fund, Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund and General Treasury Prime Money Market Fund

If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus Ohio Fund and Dreyfus Pennsylvania Fund

Shares begin earning income dividends on the date Federal Funds are received by the Transfer Agent. See "Additional Information About How to Buy Shares – Information Pertaining to Purchase Orders – Federal Funds" in Part III of this SAI for more information about Federal Funds.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any), the dates of organization and each fund's subclassification as "diversified" or "non-diversified" under the 1940 Act. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization[17]	Diversification Classification

Dreyfus Appreciation Fund, Inc.	Maryland	July 30, 1980	Diversified
Dreyfus BASIC Money Market Fund, Inc.	Maryland	March 17, 1992	Diversified
Dreyfus BASIC U.S. Government Money Market Fund	Massachusetts	September 12, 1990	Diversified
Dreyfus Municipal Bond Opportunity Fund	Massachusetts	June 4, 1986	Diversified

Name	State of Organization	Date of Organization[17]	Diversification Classification

Dreyfus New York AMT-Free Municipal Bond Fund	Massachusetts	June 4, 1986	Non-diversified
Dreyfus State Municipal Bond Funds	Massachusetts	October 29, 1986	Non-diversified
Dreyfus Connecticut Fund
Dreyfus Maryland Fund
Dreyfus Massachusetts Fund
Dreyfus Minnesota Fund
Dreyfus Ohio Fund
Dreyfus Pennsylvania Fund
Dreyfus Premier Worldwide Growth Fund, Inc.	Maryland	February 5, 1993	Diversified
Dreyfus Worldwide Growth Fund
General California Municipal Money Market Fund	Massachusetts	September 19,1986	Non-diversified
General Government Securities Money Market Funds, Inc.	Maryland	April 8, 1982	Diversified
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
General Money Market Fund, Inc.	Maryland	May 15, 1981	Diversified
General Municipal Money Market Funds, Inc.	Maryland	April 8, 1982	Diversified
General Municipal Money Market Fund
General New York Municipal Money Market Fund	Massachusetts	September 19, 1986	Non-diversified

17. As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

EXPENSE LIMITATIONS

Dreyfus Connecticut Fund, Dreyfus Maryland Fund, Dreyfus Massachusetts Fund, Dreyfus Minnesota Fund, Dreyfus Municipal Bond Opportunity Fund, Dreyfus New York AMT-Free Municipal Bond Fund, Dreyfus Ohio Fund, Dreyfus Pennsylvania Fund and Dreyfus Worldwide Growth Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management or advisory fee, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New York Municipal Money Market Fund, General Treasury Prime Money Market Fund. The Manager has agreed that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average market value of the net assets of the fund for that fiscal year, the fund may deduct from the payment to be made to the Manager under the fund's agreement with the Manager, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the funds, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

RISKS OF INVESTING IN STATE MUNICIPAL SECURITIES

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the specified state or states (each, the "State" or the "Commonwealth") and various local agencies available as of the date of this SAI. While the relevant fund(s) have not independently verified this information, the fund(s) have no reason to believe that such information is not correct in all material respects.

Connecticut

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut. The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years. In April 2010, Connecticut had a population count of over 3.57 million, an increase of 4.9% from the 2000 figure. This growth rate was higher than the regional growth rate (3.7%), but lower than the national one (9.7%).

Personal Income and Gross State Product. The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional and national growth rates. Per capita personal income for Connecticut residents in 2009 was $55,063, 139% of the national average. In 2009, the State produced $227.4 billion worth of goods and services and $205.7 billion worth of goods and services in 2005 chained dollars. In 2009, the State's output was concentrated in three areas: finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 70.7% of the State's total production. The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been increasing.

Employment. Non-agricultural employment includes all persons employed except federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers. The State's non-agricultural employment reached a high in the first quarter of 2008 with 1,710,170 persons employed, but began declining with the onset of the recession falling to 1,612,000 jobs by the fourth quarter of 2009. In 2009, the largest sectors of non-agricultural employment were services (42.1%), trade (18.0%) and government (15.3%). The average non-agricultural employment in 2009 was 1,627,660 and the average non-agricultural employment for the first six months of 2010 was 1,616,150.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s. After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006. The recent recession, however, has caused the unemployment rate to rise to 8.2% for 2009, compared with the national average for the same period of 9.3%. The State's average unemployment rate was 9.0% for 2010, and the nation's average during the same period was 9.6%. Preliminary estimates indicate the State's average unemployment rate as of March 2011 was 9.1%, compared to a national average of 8.8%.

Manufacturing. The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State. In 2010, based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages. A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in the State continued to decline to a recent low of 171,780 in 2009. The total number of manufacturing jobs has dropped 63,920 (27.1%) from the decade high in 2000.

Non-manufacturing. The non-manufacturing sector is comprised of industries that primarily provide services. Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable. The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 89.4% in 2009. Over the last ten years there were over 83,480 new non-

manufacturing jobs created, an increase of 5.8%. The trend in this sector has diluted the State's dependence on manufacturing. From 2000 to 2009, Connecticut had a total loss of 65,500 jobs in nonagricultural employment. Of those total losses, only 2.4% were in the non-manufacturing sector, versus a loss of 97.6% in the manufacturing sector.

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession. These challenges for the State include a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues. The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30. State statutory law requires that the budgetary process be on a biennium basis. In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenses. The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred. In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. Additionally, whenever the State's cumulative monthly financial statement indicates a projected State General Fund deficit greater than 1% of the total State General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.

Fiscal Accountability Report. The Office of Policy Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based. Based on the fiscal accountability reports submitted by November 15, 2010, OFA projected State General Fund deficits for Fiscal Years 2011-14 of $83.0 million, $3.67 billion, $3.57 billion and $3.5 billion, respectively. OPM, in its report, projected a State General Fund surplus of $0.3 million for 2011 and State General Fund deficits for Fiscal Years 2012-14 of $3.37 billion, $3.22 billion and $3.13 billion, respectively. Both reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2-$1.4 billion, with the expenditure on debt service gradually increasing.

Consensus Revenue Estimates. OPM and OFA must issue consensus revenue estimates each year by October 15, which must cover a five-year period that includes the current biennium and the three following fiscal years. Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed. On January 15, 2010, OPM and OFA arrived at consensus State General Fund revenue estimates for Fiscal Years 2010-14 of $17.03 billion, $17.14 billion, $15.39 billion, $16.19 billion and $16.93 billion, respectively. On April 30, 2010, OPM and OFA issued revised State General Fund revenue estimates for Fiscal Years 2010-14 of $17.46 billion, $17.42 billion, $15.79 billion, $16.61 billion and $17.40 billion, respectively. On January 14, 2011, OPM and OFA issued consensus State General Fund estimates for Fiscal Years 2011-14 of $18.06 billion, $16.51 billion, $17.40 billion and $18.65 billion, respectively. OPM and OFA issued on April 29, 2011, a consensus revision of their previous revenue estimates. The State General Fund revenue estimates for Fiscal Years 2011-14 are $18.53 billion, $16.79 billion, $17.65 billion and $18.88 billion, respectively.

Budget Reserve Fund. The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BRF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly. In any fiscal year, when the amount in the BRF equals 10% of the net State General Fund appropriations, no further transfers are made into the BRF. As of June 30, 2008, $1.38 billion was deposited into the BRF, including a $269.2 million deposit following Fiscal Year 2006-07, bringing the balance in the BRF to approximately 8.1% of State General Fund expenditures as of Fiscal Year 2008-09. By statute, the Treasurer was directed to transfer, and did transfer, nearly $1.28 billion from the BRF to the State General Fund to be used as revenue for Fiscal Year 2009-10. The Treasurer also transferred $103.2 million from the BRF to the State General Fund to be used as revenue for Fiscal Year 2010-11. These transfers reduced the budget reserve fund to $0.

State General Fund. The State finances most of its operations through its State General Fund. However, certain State functions, such as the State's transportation budget, are financed through other State funds. For budgetary purposes, the State General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP"). The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

Budget for Fiscal Years 2007-08 and 2008-09. Although the General Assembly did not pass the biennial budget for Fiscal Years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for Fiscal Years 2007-08 and 2008-09. The Fiscal Year 2007-08 budget included State General Fund revenues and appropriations of $16.326 billion and $16.315 billion, respectively, resulting in a projected surplus of $0.7 million. The Fiscal Year 2008-09 budget included State General Fund revenues and appropriations of $17.0731 billion and $17.0723 billion, respectively, resulting in a projected surplus of $0.8 million. The General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected State General Fund surplus for Fiscal Year 2008-09 to $0.1 million.

The budget was $690.4 million above the expenditure cap for Fiscal Year 2007-08 and $28.2 million below the expenditure cap for Fiscal Year 2008-09. However, in accordance with the State Constitution, the Governor issued a declaration to exceed the State's expenditure cap in Fiscal Year 2007-08. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

The General Assembly did not make any midterm budget adjustments for Fiscal Year 2008-09. The legislative session ended on May 7, 2008, however, it appropriated $79 million for energy relief programs in Fiscal Year 2008-09, as well as transferring the Fiscal Year 2007-08 budget surplus along with additional funds for Fiscal Year 2008-09 use in subsequent special sessions. Additionally, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal 2007-2008 Operations. As of June 30, 2008, State General Fund revenues for Fiscal Year 2007-08 were $16.42 billion, State General Fund expenditures and miscellaneous adjustments were $16.32 billion and the State General Fund was estimated to have a surplus of $99.4 million for Fiscal Year 2007-08. The entire surplus was reserved for Fiscal Year 2008-09 spending.

Fiscal 2008-2009 Operations. As of June 30, 2009, State General Fund revenues for Fiscal Year 2008-09 were $15.70 billion, State General Fund expenditures and miscellaneous adjustments were $16.65 billion and the State General Fund was estimated to have a deficit of $947.6 million for Fiscal Year 2008-09. The State Treasurer was given authority to fund, and did fund, the Fiscal Year 2009 State General Fund deficit through economic recovery bonds.

Budget for Fiscal Years 2009-10 and 2010-11. On June 3, 2009, the General Assembly adjourned its regular session without adopting a biennial budget for Fiscal Years 2009-10 and 2010-11. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The State continued to run its operations pursuant to Executive Orders issued by the Governor. Authorization to pay debt service on the State's general obligation bonds remained unaffected. The Executive Orders covered the months of July, August and the portion of September until the approval of a budget for Fiscal Year 2009-10.

In special session, the General Assembly passed the biennial budget for Fiscal Years 2009-10 and 2010-11, which subsequently became law on September 8, 2009. The enacted budget for Fiscal Year 2009-10 included State General Fund revenues of approximately $17.38 billion and net appropriations of approximately $17.37 billion, resulting in a projected surplus of approximately $0.8 million. The budget for Fiscal Year 2010-11 included State

General Fund revenues of approximately $17.592 billion and net appropriations of approximately $17.591 billion, resulting in a projected surplus of approximately $0.9 million.

The enacted biennial budget raised net revenues from three major resources: (i) grants from the American Recovery and Reinvestment Act ("ARRA"); (ii) transfers from other State funds to the State General Fund and securitizations; and (iii) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in Fiscal Year 2009-10 and $594.8 million in Fiscal Year 2010-11. Major revenue transfers included moving BRF funds of $1.04 billion and $342 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget increased the highest income tax bracket from 5% to 6.5%, which was expected to raise approximately $594 million and $400 million in Fiscal Years 2009-10 and 2010-11, respectively. The budget also imposed a 10% corporate surcharge on certain companies and increased the cigarette tax by $1.00, which, in the aggregate, was expected to raise an additional $322.5 million through Fiscal Year 2010-11.

The significant changes in appropriations were from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal service reductions were estimated to save approximately $191 million and $193.7 million in Fiscal Years 2009-10 and 2010-11, respectively. Savings from certain entitlement programs were estimated to be approximately $192 million and $295 million in Fiscal Years 2009-10 and 2010-11, respectively. Certain education grant reductions were estimated to save $22.7 million in both fiscal years.

In addition, the Fiscal Year 2010-11 budget required the State to develop a financing plan that was expected to result in net proceeds of up to $1.29 billion to be used as general revenues during such fiscal year, which may include bond securitizations. The budget also required the State to develop a plan to sell State assets that was expected to result in net proceeds of up to $15 million to be used as general revenues during Fiscal Year 2009-10 and $45 million to be used as general revenues during Fiscal Year 2010-11. In addition, the budget for Fiscal Year 2009-10 required a reduction of $473.3 million in expenses from budgeted amounts. The budget for Fiscal Year 2010-11 required a reduction of $515.2 million of expenses from budgeted amounts. The budget was $840.9 million below the expenditure cap in Fiscal Year 2009-10 and $589.9 million below the expenditure cap in Fiscal Year 2010-11.

Fiscal 2009-10 Operations. On November 24, 2009, the Governor delivered a plan to address a potential deficit of $466.5 million in the State General Fund for Fiscal Year 2009-10 to the General Assembly. Because the Comptroller certified that State tax revenues for Fiscal Year 2009-10 would not be within 1% of original projections, the plan to reduce the State's sales tax rate by 0.5% did not take effect in January 2010. The elimination of the rate reduction precluded an estimated revenue loss of $129.5 million, leaving a deficit of $337 million still to be closed. The deficit mitigation plan included spending cuts made under the Governor's authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor's plan called for an additional $19.3 million in rescissions and $16.8 million in program cuts, including reductions in certain programs and delays in the implementation of others. The Governor's plan also recommended $116.3 million in program reductions that will require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates. The plan called for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund. The plan also called for a reduction of 3% in state aid to municipalities, saving the State approximately $84 million. The Governor submitted another deficit mitigation plan on March 1, 2010. On April 14, 2010 the bill was passed and signed into law. The bill provided for a net reduction in the anticipated State General Fund deficit for Fiscal Year 2009-10 of $323.3 million and a net increase in the State General Fund deficit for Fiscal Year 2010-11 of $34.2 million.

Midterm Budget Adjustments for Fiscal Year 2009-10 and 2010-11. The General Assembly concluded its legislative session on May 5, 2010, which included midterm budget adjustments for Fiscal Years 2009-10 and 2010-11. The General Assembly passed a bill which closed a current services gap of $416.5 million for Fiscal Year 2010-11. The General Assembly projected State General Fund revenues at approximately $17.67 billion and appropriated approximately $17.66 billion, with an estimated surplus of $0.2 million for Fiscal Year 2010-11. The projected State General Fund revenue was $70.6 million higher than the originally enacted budget. This net increase in revenue includes: 1) a reduction of $105.2 million in expenses resulting from the impact of the deficit mitigation plan; 2) a downward adjustment in projected revenue of $75.8 million; and 3) an increase of $251.6 million by adopting changes in certain policy measures consisting of (i) a reduction of $334.7 million from the originally planned securitization of $1.29 billion in economic recovery revenue bonds ("ERBs"); (ii) an increase of $365.6 million in federal grants; (iii) a $140 million transfer of revenue from the projected Fiscal Year 2009-10 surplus; and (iv) certain other transfers and increases. The projected State General Fund expenditure of $17.67 billion was $72.5 million higher than the originally enacted budget and is primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $165.1 million in policy measure changes, including a $100 million deferral in the State's contribution to the State employees' pension fund.

As of June 30, 2010, State General Fund revenues were $17.69 billion, State General Fund expenditures and net miscellaneous adjustments were $17.24 billion and the State General Fund surplus for Fiscal Year 2009-10 was $449.9 million, $140.0 million of which shall be transferred for use in Fiscal Year 2010-11.

Fiscal 2010-2011 Operations. On November 15, 2010, OPM and OFA each submitted a fiscal accountability report. OFA projected State General Fund deficits for Fiscal Years 2011-14 of $83.0 million, $3.67 billion, $3.57 billion and $3.50 billion, respectively. OPM projected a State General Fund surplus of $0.3 million for Fiscal Year 2011 and State General Fund deficits for Fiscal Years 2012-14 of $3.37 billion, $3.23 billion and $3.13 billion, respectively. The projections in each report were based on current services and certain other assumptions. The reports estimated general obligation bond authorizations, allocations, issuance and debt service for the five-year period. The reports estimated fairly stable general obligation bond issuances over the five-year period of between $1.2 billion and $1.4 billion, with the expenditure on debt service gradually increasing.

As of May 20, 2011, for Fiscal Year 2010-11, State General Fund revenues were estimated at $18.63 billion, State General Fund expenditures and miscellaneous adjustments were estimated at $17.95 billion and the State General Fund was estimated to have a surplus of $679.8 million. This projection includes revenues from the assumed issuance of $646.1 million of ERBs; however, OPM has since concluded that, due to the projected Fiscal Year 2010-11 year-end balance, the issuance of ERBs is no longer necessary.

Budget for Fiscal Years 2011-12 and 2012-13. On February 16, 2011, the Governor presented to the General Assembly his proposed budget for Fiscal Years 2011-12 and 2012-13. This proposal would close the estimated current services gap of $3.2 billion in Fiscal Year 2011-12 and $3.0 billion in Fiscal Year 2012-13. In broad terms this was achieved by proposed tax increases of $1.5 billion, expenditure cuts of $0.7 billion and an expected savings of $1.0 billion from employee concessions. These figures do not include the revenues and expenditures from the proposed adoption of a health related provider tax that will yield approximately $480 million in revenue annually and an increase in expenditures of approximately $330 million annually. State General Fund revenues are projected to be $18.46 billion for Fiscal Year 2011-12 and $19.17 billion for Fiscal Year 2012-13. State General Fund appropriations total $18.27 billion for Fiscal Year 2011-12 and $18.71 billion for Fiscal Year 2012-13, resulting in projected surpluses of $192.0 million in the first year and $461.1 million in the second year.

Although this budget was presented in accordance with the existing modified cash basis of accounting, the Governor's proposed budget assumes that a portion of the above surpluses are necessary in order for the State to also remain in balance utilizing U.S. Generally Accepted Accounting Principles ("GAAP"), $72.8 million for Fiscal Year 2011-12 and $47.5 million for Fiscal Year 2012-13. Surplus beyond the amounts required for GAAP would be utilized to reduce bonded indebtedness.

Currently the State's budget is on a modified cash basis of accounting. The Governor recommended that the State implement GAAP for budgeting purposes. Although the proposed budget is not on a GAAP basis, in formulating his budget proposal the Governor directed that his proposed budget be balanced both on the existing modified cash basis of accounting and on a GAAP basis. OPM projections indicate that in order to remain in balance on a GAAP basis, budgetary surpluses of $72.8 million in Fiscal Year 2011-12 and $47.5 million in Fiscal Year 2012-13 would be required.

The Governor's budget proposal included $1.95 billion in revenue enhancements in Fiscal Year 2011-12 and $1.78 billion in Fiscal Year 2012-13. The significant revenue changes included: 1) introduction of a more progressive income tax structure by the addition of five new tax brackets, anticipated to raise $494.8 million in Fiscal Year 2011-12 and $349.3 million in Fiscal Year 2012-13; 2) elimination of the $500 property tax credit, anticipated to raise $365.0 million in Fiscal Year 2011-12 and $368.7 million in Fiscal Year 2012-13; 3) phasing-out of the lowest

3% income tax rate at higher income levels, anticipated to raise $126.0 million in Fiscal Year 2011-12 and $90.0 million in Fiscal Year 2012-13. These income tax changes are to be partially offset by the institution of an Earned Income Tax Credit ("EITC") at 30% of the federal benefit. The EITC is anticipated to cost $108.0 million in Fiscal Year 2011-12 and $111.3 million in Fiscal Year 2012-13; 4) numerous changes to the sales tax including raising the State tax rate from 6.0% to 6.25%, while repealing several exemptions, which are anticipated to generate $466.3 million in Fiscal Year 2011-12 and $489.0 million in Fiscal Year 2012-13; 5) the establishment of a health provider tax on hospitals, intermediate care facilities for the mentally retarded, and increasing the existing provider tax on nursing homes, which is anticipated to raise $314.6 million in Fiscal Year 2011-12 and $320.5 million in Fiscal Year 2012-13, not including additional federal revenue of $162.6 million in the first year and $169.8 million in the second year; 6) establishing a tax on electric generation in the State of 0.2 cents per kilowatt hour, which is anticipated to raise $58.4 million annually; 7) increasing the cigarette tax rate from $3.00 a pack to $3.40 along with increases to other tobacco related products, anticipated to raise $54.3 million in Fiscal Year 2011-12 and $40.7 million in Fiscal Year 2012-13; 8) extension of a 10% surcharge on corporations along with the institution of an apportionment related "throw-back" rule, and miscellaneous other changes anticipated to raise $44.0 million in Fiscal Year 2011-12 and $61.0 million in Fiscal Year 2012-13; 9) raising the insurance premiums tax from 1.75% to 1.95% and miscellaneous other changes, anticipated to raise $31.4 million in Fiscal Year 2011-12 and $28.0 million in Fiscal Year 2012-13; and 10) all other revenue changes net, anticipated to result in a $62.7 million reduction in Fiscal Year 2011-12 and a $99.3 million reduction in Fiscal Year 2012-13, primarily due to the loss of matching federal funds due to proposed expenditure changes outlined below.

The Governor's budget proposal assumed $1.43 billion in expenditure reductions from current services in Fiscal Year 2011-12 and $1.64 billion in expenditure reductions in Fiscal Year 2012-13. The significant reductions contained in the budget proposal included: 1) savings from employees totaling $1.0 billion in each year of the biennium; 2) removing or limiting inflationary increases in accounts subject to such adjustments, expected to save $93.4 million in Fiscal Year 2011-12 and $200.3 million in Fiscal Year 2012-13; 3) level funding education related grants, anticipated to save $95.9 million in Fiscal Year 2011-12 and $116.2 million in Fiscal Year 2012-13; 4) elimination of disproportionate share hospital grants saving $83.7 million annually; 5) pharmaceutical bulk purchasing savings of $76.3 million in Fiscal Year 2011-12 and $82.7 million in Fiscal Year 2012-13; 6) elimination of rate increases for nursing homes saving $68.9 million in Fiscal Year 2011-12 and $95.5 million in Fiscal Year 2012-13; 7) reductions to the higher education block grant totaling $72.5 million in Fiscal Year 2011-12 and $71.0 million in Fiscal Year 2012-13; and 8) elimination of the manufacturing machinery and equipment payment to towns totaling $47.9 million annually.

The Governor's proposed budget also included a net increase in general obligation bond authorizations of $1.08 billion in Fiscal Year 2011-12 and $1.11 billion in Fiscal Year 2012-13. The Governor's recommendations also included $233.4 million in additional clean water revenue bond authorizations in Fiscal Year 2011-12 and $238.4 million in Fiscal Year 2012-13 and special transportation obligation bond authorizations of $572.3 million in Fiscal Year 2011-12 and $515.2 million in Fiscal Year 2012-13.

The Governor's budget proposal reduced the number of separately stated budgeted agencies from the current 81 to 57, a 30% reduction. The Governor's budget proposal was $406.4 million below the expenditure cap for Fiscal Year 2011-12 and $57.4 million below the expenditure cap for Fiscal Year 2012-13.

On May 3, 2011, the General Assembly passed the biennial budget for Fiscal Years 2011-12 and 2012-13. The Governor signed the bill into law on May 4, 2011. Enacted State General Fund appropriations were $18.35 billion in Fiscal Year 2011-12 and $18.78 billion in Fiscal Year 2012-13. The budget is projected to result in a surplus of $369.3 million in Fiscal Year 2011-12 and $634.8 million in Fiscal Year 2012-13. The budget includes savings of $1.0 billion annually from state employee concessions.

On May 6, 2011, the Governor announced that a tentative agreement was reached with State employee union leaders. This agreement must now be ratified by the individual employee bargaining units and the General Assembly. The agreement, if ratified, is expected to result in savings of $1.6 billion over the biennium. As this amount does not achieve the total savings contemplated in the budget, the Governor has stated that the remaining amount will be achieved with additional spending cuts, utilization of budgeted surpluses from the Fiscal Year 2011-13 biennium, or some combination thereof. The budget legislation requires the Governor to submit a plan to the General Assembly by May 31, 2011 with recommendations for budget adjustments to achieve the assumed savings, and also requires the General Assembly to enact legislation by June 8, 2011 to achieve such savings. The legislation does not apply any of the surplus expected for Fiscal Year 2010-11, and the General Assembly may consider changing the way that surplus would be applied under current law. In addition, several other significant pieces of legislation related to the budget have yet to be passed by the General Assembly, including deficiency legislation for Fiscal Year 2010-11, bond authorizations for the upcoming biennium, and various implementer bills related to the budget. No assurance can be made that any such legislation will not modify any part of the enacted budget.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due. There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of February 1, 2011, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the State General Fund of approximately $15.13 billion.

The following table sets forth the total approximate debt service on all outstanding long-term direct general obligation debt, as of February 1, 2011. Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2011	$1.48
2012	$1.78
2013	$1.69
2014	$1.60
2015	$1.53
2016	$1.44
2017	$1.16
2018	$1.11
2019	$1.04
2020	$0.91
2021	$0.89
2022	$0.89
2023-2033	$6.35
Total	$21.88

The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts. Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.76 billion for Fiscal Year 2008-09, $1.56 billion for Fiscal Year 2009-10, $1.05 billion for Fiscal Year 2010-11 and $.66 billion for Fiscal Year 2011-12. In addition, the General Assembly passed and the Governor was expected to sign various bills which adjust authorizations for Fiscal Years 2009-10 and 2010-11. The legislation increased the amount of bond authorizations for Fiscal Year 2009-10 by $30 million. For Fiscal Year 2010-11, the legislation reduced various bond authorizations totaling $615 million and approved additional bond authorizations totaling $71 million.

On December 3, 2009, the State issued approximately $916 million in general obligation notes and approximately $166 million in general obligation bonds. The notes are payable annual from January 1, 2012 to January 1, 2016 in varying amounts and at varying rates (2-5%). The bonds are payable in the amount of $55.25 million annually from January 1, 2012 to January 1, 2014, at a rate of 5% annually.

In April 2010, the State issued $105 million of general obligation bonds maturing in varying amounts between April 1, 2015 and April 1, 2018, and bearing interest at annual rates ranging from 2.50% to 5.00%. The State also issued $184.25 million of taxable general obligation bonds, maturing in varying amounts between April 1, 2019 and April 1, 2026, and bearing annual interest rates ranging from 4.407% to 5.257%. In April 2009 the State issued $228.16 million general obligation bond anticipation notes maturing on June 1, 2011. In April 2010, the State issued $353.09 million of general obligation bond anticipation notes, which were scheduled to mature on May 19, 2011 and bore an annual interest rate of 2.00%.

In May 2011, the state planned to issue $337.62 million in general obligation bonds and $15.47 million in taxable general obligation bonds. The general obligation bonds were expected to be scheduled to mature in varying amounts between May 15, 2012 and May 15, 2018. The taxable bonds were expected to be scheduled to mature on May 18, 2012.

Ratings. Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the State's general obligation bonds.

Transportation Fund and Debt. In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program. The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2014, which is to be met from federal, State and local funds, currently is estimated at $25.9 billion. The State's share ($10.5 billion) is financed almost entirely by STO bonds with the remaining funds come from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues. STO bonds are payable solely from STF revenues. The State's share of the cost of the Infrastructure Program for Fiscal Years 1985-2014 to be financed by STO bonds is currently estimated at $9.8 billion. The actual amount may exceed $9.8 billion to finance reserves and cost of issuance amounts. During Fiscal Years 1985-2011, $23.7 billion of the total infrastructure program was approved, with the remaining $2.2 billion required for Fiscal Years 2012-14. The remaining $2.2 billion is anticipated to be funded with $1.6 billion from the anticipated issuance of $666 million in STO bonds, $37 million in anticipated revenues, and $1.5 billion in anticipated federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service. For the year ended June 30, 2010, the STF paid $1 million of State direct general obligation transportation debt service payments. The amount budgeted by the STF for such payments for Fiscal Year 2010-11 was $1.0 million.

During the past several years the STF's revenues and expenses have undergone a variety of legislative changes. In 2005, legislation increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $22.5 million in Fiscal Year 2005-06, $30 million in Fiscal Year 2006-07, $53 million in Fiscal Year 2007-08, $79.9 million in each of f Fiscal Years 2008-09 to 2012-13, and $98 million in each fiscal year thereafter.

In 2006, legislation again increased the scheduled transfers to the STF from the State General Fund from oil companies tax revenue by $80 million in each of Fiscal Years 2006-07 to 2009-10 and by $100 million in Fiscal Year 2010-11 and thereafter. In July 2007, legislation increased the motor fuels tax on each gallon of diesel fuel from $0.26 to $0.37 for Fiscal Year 2007-08 and correspondingly exempted diesel fuel from the petroleum products gross earnings tax. In 2009, legislation authorized additional transfers to the STF from the State General Fund in the amount of $81.2 million in Fiscal Year 2009-10, $126.0 million in Fiscal Years 2010-11 and 2011-12 and $172.8 million in Fiscal Year 2012-13 and annually thereafter. In 2010, legislation was adopted reducing the transfers to the STF from the State General Fund by $10.0 million in Fiscal Year 2009-10, $18.5 million in Fiscal Year 2010-11 and $2.0 million in Fiscal Year 2011-12.

Other Special Revenue Funds and Debt. The State also issues bonds for various special revenue funds and projects. As of February 1, 2011, the following special revenue bonds were issued and outstanding: Bradley International Airport Revenue Refunding Bonds ($178.2 million outstanding) and Clean Water Fund Revenue Bonds ($1.409 billion issued, $762.63 million, including refunded bonds, outstanding). In March 2011 the State issued $91.43 million Bradley International Airport General Airport Revenue Refunding Bonds, Series 2011 A and $60.95 million Bradley International Airport General Airport Revenue Refunding Bonds, Series 2011 B. The proceeds of the 2011 Bradley Bonds were used on April 1, 2011 to refund all of the outstanding Bradley International Airport General Airport Revenue Bonds.

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers. To fund possible shortfalls, the State can issue bonds. As of February 1, 2011, the State borrowed $619.2 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipates borrowing a total of approximately $1 billion by the end of 2011.

Contingent Liability Debt. The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose. This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by State General Fund resources of the State. Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects. Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program. Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured. As of February 1, 2011, $4.57 million of such bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes. The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals. CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut University System, which are secured by one or more special capital reserve funds.

The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford. The bonds are to be backed by State contractual assistance equal to annual debt service. As of February 1, 2011, $110 million of its revenue bonds were issued and $102.68 were outstanding.

Assistance to Municipalities. In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities. The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($35.3 million outstanding as of February 1, 2011) and the Southeastern Connecticut Water Authority ($1.4 million outstanding as of February 1, 2011). Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund. There are no such obligations currently outstanding.

School Construction Grant Commitments. The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects. Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects. For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period. The State has authorized new school construction grant commitments of approximately $400 million which took effect in Fiscal Year 2009-10. The General Assembly passed and the Governor signed legislation authorizing new school construction grant commitments of $427.5 million for Fiscal Year 2010-11. As of June 30, 2010, the Commissioner estimated that current grant obligations under the grant program established in 1997 are approximately $2.55 billion, which includes approximately $7.45 billion in grants approved as of such date less payments already made of $4.9 billion. Prior to the 1997 legislation, the grant program was conducted differently. As of June 30, 2010, under the old program, the State is obligated to various cities, towns and regional school districts for $304 million in aggregate installment payments and $54 million in aggregate interest subsidies for a total of $358 million.

Other Contingent Liabilities. The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery. The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners. The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes. As of June 30, 2010, the current and long term liabilities of the CLC totaled $228.4 million.

Pension and Retirement Systems

State Employees' Retirement Fund. The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF"). For periods ended June 30, 2010, the Treasurer realized annualized net returns on investment assets in SERF of 6.73% over the past twenty years, of 6.85% over the past fifteen years, of 2.91% over the past ten years and of 2.20% over the past five years. As of June 30, 2009, the market value of SERF's investment assets was $7.321 billion. As of June 30, 2010, the market value of the fund's investment assets was $7.80 billion. For Fiscal Years 2009-10 and 2010-11, the State has annual contribution requirements of $897.4 million and $944.1 million, respectively. In order to help meet those requirements, the State appropriated $713.0 million and $745.8 million from the State General Fund and STF, respectively. The Fiscal Year 2009-10 appropriation was reduced by $64.5 million as part of the mid-term budget adjustments, and it was reduced by an additional $100.0 million as part of the deficit mitigation plan. The appropriation for Fiscal Year 2010-11 was reduced by $100 million as part of the mid-term budget adjustments.

The November 2010 actuarial valuation determined that the State has annual contribution requirements of $1.02 billion for Fiscal Year 2011-12, $1.05 billion for Fiscal Year 2012-2013 and $1.13 billion for Fiscal Year 2013-14.

Teachers' Retirement Fund. The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems. For periods ended June 30, 2010, the Treasurer realized annualized net returns on investment assets in the TRF of 7.22% over the past twenty years, of 6.90% over the past fifteen years, of 3.10% over the past ten years and of 2.99% over the past five years. As of June 30, 2009, the market value of TRF's investment assets was $11.40 billion. As of June 30, 2010, the market value of the fund's investment assets was $12.28 billion. The State appropriated sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively.

The November 2010 actuarial valuation determined that the State has annual contribution requirements of $757.2 million for Fiscal Year 2011-12 and $787.5 million for Fiscal Year 2012-13.

Social Security and Other Post-Employment Benefits. State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage. The amount expended by the State for Social Security coverage for Fiscal Year 2008-09 was $309.9 million, of which $227.4 million was paid from the State General Fund and $14.5 million was paid from the STF. The amount expended by the State for Social Security coverage for Fiscal Year 2009-10 was $290.6 million, of which $216.7 million was paid from the State General Fund and $13.7 million was paid from the STF. For Fiscal Year 2010-11, the State appropriated $255.7 million, of which $232.2 was paid from the State General Fund and $19.6 million was paid from the STF.

The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment. In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. The State will need to make significant State General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For Fiscal Year 2009-10 $482.9 million was appropriated. The State has not established any fund for the accumulation of assets with which to pay post-retirement life benefits in future years.

Litigation

The State and its officers and employees are parties to numerous legal proceedings. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position. There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources. In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Sheff v. O'Neil. This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district. In 1996, the State Supreme Court reversed a judgment the trial court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the General Assembly to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the trial court to retain jurisdiction of this matter. In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the Court's 1996 decision. Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003. Under the settlement agreement, the State was obligated over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four-year duration of the settlement. That agreement expired in June 2007 and the anticipated costs of the agreement were expended.

On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion. On July 5, 2007, the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remained in material non-compliance with the mandate. In November 2007, the trial court began a hearing on the plaintiffs' motion, and in January 2008 completed that hearing. On April 4, 2008, a tentative settlement was presented to the General Assembly, which approved the settlement on May 4, 2008. The court approved it on June 12, 2008. Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008. Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves. On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement and claimed that the State failed to meet a benchmark for placement of students in reduced isolation educational settings. As a remedy, they sought appointment of a special master "to ensure prompt and complete compliance" with the stipulation. The trial court denied the plaintiffs' motion on February 23, 2010. A motion for reconsideration of that ruling was denied.

State Employees Bargaining Agent Coalition v. Rowland. This case was brought by a purported class of terminated State employees who sued the Governor and the Secretary of OPM alleging that they were fired in violation of their constitutional rights. The plaintiffs claim back wages, damages, attorneys' fees and costs. The defendants moved to dismiss the action based on absolute immunity. The court denied the motion on January 18, 2005, and the defendants appealed. On July 10, 2007, the U.S. Court of Appeals remanded the case back to the trial court. The parties subsequently moved for summary judgment on all remaining claims. Those motions remain pending. The same purported class brought related State law claims under the caption Conboy v. State of Connecticut. On October 20, 2006, the trial court in Conboy v. State of Connecticut denied the State's motion to dismiss and the State appealed. The appeal has been denied and the case has been remanded to the trial court for further proceedings. By agreement of both parties, the proceedings in Conboy have been stayed pending disposition of the action in Rowland.

State of Connecticut v. Philip Morris, Inc., et al. This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers. From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for 2003. The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel. In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated. If an arbitration panel results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years. A multistate arbitration proceeding has commenced and is currently proceeding though the preliminary stages. It is not known when there will be a decision as to Connecticut or any other state.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al. Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children. Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education. They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students. The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted. The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims. The plaintiffs sought to replead to overcome the impact of this ruling. The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution. On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint. After the court's ruling, one count of the plaintiffs' complaint remained, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution. The State did not move to strike that count. The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court. On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided. The Court has recently established a schedule for discovery and scheduled a trial to commence in 2014.

Juan F. v. Weicker. Since 1991, the State Department of Children and Families ("DCF") has been operating under the provisions of a federal court-ordered consent decree in this case. In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006. The agreement was reviewed and approved by the court. The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan. The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds. The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004. In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision. By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order. Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions. The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008. The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan. On April 13, 2010, the State moved to vacate the consent decree and the exit plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight is, therefore, unwarranted. That motion was denied on September 22, 2010. On August 17, 2010, the court ruled that children receiving voluntary services — a program permitting parents to obtain services for disabled children without relinquishing custody — are included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program. A motion for reconsideration of that ruling was denied on December 22, 2010.

Indian Tribes. While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State. Several suits have been filed since 1977 in federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange. In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians. The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005. On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims. The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007. The Golden Hill Paugussett Tribe had until March 2011 to appeal the denial of its petition seeking federal recognition but no appeal was filed.

An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately owned and town-held lands in the Town of Kent. The State is not a defendant to that action. In February 2004, the BIA issued a final determination granting federal recognition to the Schaghticoke Tribal Nation. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision. The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation has appealed to the U.S. Court of Appeals for the Second Circuit. The land claims have been stayed pending resolution of the federal recognition matter. On October 19, 2009, the Court of Appeals denied the appeal and affirmed the trial court's ruling. On October 19, 2009 the Court of Appeals denied the appeal and affirmed the District Court's ruling. The Schaghticoke Tribal Nation filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the Court of Appeals' decision, and on October 4, 2010, the petition was denied.

In June 2002, the BIA issued a final determination granting federal recognition to the Historic Eastern Pequot Tribe. The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration. On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe. The Pequot Tribe has not appealed this decision, but has until October 2011 to do so. It is possible that other land claims could be brought by other Indian groups, who have petitioned the federal government for recognition. In any of these matters, irrespective of whether federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al. This federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State. The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals. In September 2007 the court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead. On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs. The defendants filed a motion to dismiss. On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification. The court has recently established a schedule for discovery and anticipated trial date.

Pham v. Starkowski. In this class action lawsuit, plaintiffs are seeking to enjoin the Department of Social Services ("DSS") from terminating the State-funded medical assistance for non-citizen's program, which provides medical benefits to "qualified aliens." The matter was certified in State court as a class action, and the trial court struck down both of the challenged provisions on equal protection grounds. The State appealed and requested a stay of the injunction. DSS estimated that the cost of reinstatement will be $9.75 million annually. DSS has reinstated individuals onto the program and reopened the program to new applicants. Oral argument before the Connecticut Supreme Court took place on November 30, 2010. In a decision officially released on April 5, 2011, the Court ruled in favor of DSS, reversing the trial court's decision and remanding for entry of judgment in favor of the State.

Connecticut Association of Health Care Facilities v. Rell. On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit against Governor Rell. The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal

Medicaid Act and State and federal constitutional guarantees against the taking of private property without just compensation. While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State. The trial court granted the defendants' motion to dismiss with the exception of one count of the complaint and denied the plaintiffs request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction. The appellate court affirmed the trial court's decision denying the preliminary injunction. Plaintiff has moved for reconsideration and rehearing en banc; that motion remains pending. Proceedings on the remaining count are stayed pending the outcome of the appellate court proceedings.

Computers Plus Center, Inc. and Malpanis v. Department of Information Technology. On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million for violation of its due process rights by the Department of Information Technology ("DOIT"). DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties. CPC's counter-claim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter. The trial court reduced the verdict to $1.83 million. Both sides have filed appeals that remain pending. The counter-claim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it.

Joe Markley v. Department of Public Utility Control, et al. This is an action filed by a pro se litigant seeking to enjoin and declare invalid a financing order (the "Order") of the Department of Public Utility Control (the "DPUC") issued in connection with the issuance of ERBs. The Order imposes an assessment on electric consumers to cover the costs of the issuance of, and debt service on, the ERBs. The plaintiff asserts that, as an electric customer, he is harmed by the DPUC carrying out the imposition of this assessment. He claims that the DPUC's authority is limited to the regulation of public service companies and has no taxing authority. On the basis of these claims, the plaintiff seeks temporary and permanent injunctive relief. The defendants moved to dismiss the complaint and on December 21, 2010 the trial court dismissed the case for failure to exhaust administrative remedies. The plaintiff has filed an appeal of that dismissal. The Connecticut Supreme Court agreed to hear the appeal directly. Oral argument before the Connecticut Supreme Court took place on March 23, 2011. On May 12, 2011 the Connecticut Supreme Court dismissed the action finding that the plaintiff's claims are barred by sovereign immunity.

Roger Sherman Liberty Center, Inc., et al. v. Williams, et al. Plaintiffs challenge the constitutionality of the legislation adopting the budget for Fiscal Years 2011-12 and 2012-13, claiming, among other things, that general budget expenditures impermissibly exceed estimated revenues by approximately $2 billion. It is the position of the State that this action is without merit. No assurances can be given that this lawsuit, when and if ultimately decided, will not affect the validity of such legislation.

Maryland

General Information

The State of Maryland has a population of approximately 5.8 million, with employment based largely in the service, trade and government sectors. Those sectors, along with financial services, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, D.C. areas, and proximity to Washington D.C. influences the above average percentage of employees in government. Maryland residents received a little over $275 billion in personal income in 2009. Total personal income increased at a rate of 0.4%, above the national decline of -1.7%. Per capita income remained significantly above the national average in 2009, $48,275 in Maryland compared with the national average of $39,626. In 2009, Maryland's per capita personal income ranked fourth highest of the 50 states. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions.

Annual unemployment rates have been greatly below those of the national average for each of the last 20 years. In 2010, Maryland employment fell 0.1%, though that decline followed the sharpest drop in employment in nearly two decades, resulting in slightly negative employment growth over the past five years. The unemployment figure for 2010 was 7.4% compared to a national rate for the same period of 9.6%. In December 2010, unemployment rates were 7.4% in Maryland and 9.4% in the United States. Maryland's labor force totaled just under 3 million individuals in 2010.

Following the collapse of the housing market, the construction and finance industries realized significant job losses, and as the broader recession took hold, several other Maryland industries were severely impacted. As with the national economy, signs of weakness continue to be widespread. In 2009, home prices decreased by 10.1%, the largest decrease over the past 10 years. The construction industry has continued to contract due to the collapse of the housing market. Retail sales have declined as well, although the decrease in total sales was much less than previous years. While most of the current difficulties caused by the national recession are affecting the State's economy, these problems have not hit Maryland as hard as many other states. Total home sales increased in 2009 for the first time since 2005. Additionally, Maryland's high income and proximity to the federal government has enabled continued growth in professional and business services. As is often the case, government employment in Maryland has acted as a stabilizing influence. Another positive future development for the State is the implementation of the 2005 decisions of the Base Realignment and Closure Commission, which are expected to create, both directly and indirectly, between 45,300 and 60,000 new jobs over the next several years.

State Budget and Finances

General. The State enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, property and motor vehicle taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. The State ended Fiscal Year 2010 with a reserved State General Fund balance of $2.5 billion and a total State General Fund balance of $1.2 billion. The State General Fund balance represents a net decrease of $261 million, compared to a decrease of $1.4 billion during Fiscal Year 2009.

The State's Reserve Fund consists of four accounts – the Reserve Stabilization Account (the "RSA") the Dedicated Purpose Account, the Economic Development Opportunities Program Account, and the Catastrophic Event Account. The RSA was established to retain State revenues for future needs and to reduce the need for future tax increases. The State Reserve Fund totaled $614.7 million at the end of Fiscal Year 2010. The balance of the State Reserve Fund for Fiscal Year 2011 is estimated to be $625.7 million, with $622.7 contained in the RSA and $3.0 million in the other accounts. The RSA was estimated to be 4.7% of State General Fund revenues.

2009 Budget. On April 5, 2008 the General Assembly approved the Budget for Fiscal Year 2009 (the "2009 Budget"), which included, among other things: (i) $6 billion in aid to local governments from general funds; (ii) $16.2 million for capital projects; (iii) $231.5 million to the State Reserve Fund; and (iv) deficiency appropriations of $77.5 million for Fiscal Year 2008.

The $231.5 million for the State Reserve Fund included $145.6 million to the RSA, representing the portion of the Fiscal Year 2007 State General Fund balance in excess of the amount used to fund the 2007 Budget (less $10 million). The 2009 Budget included $85 million in the Dedicated Purpose Account and transfers of $125 million from the State Reserve Fund to the State General Fund.

The 2009 Budget funded all Fiscal Year 2009 debt service on the State's general obligation bonds, with $745.5 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflects the Fiscal Year 2008 property tax rate. The 2009 Budget included funds for a 2% employee cost of living adjustment, merit increases, and the statutory match contributions for deferred compensation. In addition, the 2009 Budget provided $62.8 million in general funds and $44.7 million in non-general funds for other post employment benefits to address the liability for future retiree health care costs.

In September 2008, the Board of Revenue Estimates (the "BRE") decreased its 2009 State General Fund revenue estimate by $431.9 million. On October 15, 2008, in order to close the gap between anticipated revenues and expenditures, the Governor proposed and the Board of Public Works ("BPW") approved expenditure reductions totaling $297.2 million. In December 2008, the BRE decreased its 2009 State General Fund revenue estimate by an additional $415.3 million.

At the end of Fiscal Year 2009, State General Fund revenues were below estimates by $356.4 million (2.7%). The State ended Fiscal Year 2009 with a $87.2 million State General Fund balance, which reflected a $349.9 million decrease compared to the estimated year-end balance at the time the 2010 Budget (defined below) was enacted. On a GAAP basis, the Fiscal Year 2009 reserved State General Fund balance was $1.363 billion, compared to the Fiscal Year 2008 year-end balance of $1.388 billion.

2010 Budget. On April 13, 2009, the General Assembly approved the Budget for Fiscal Year 2010 (the "2010 Budget"), which includes, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.746 billion in aid to local governments from general funds; (iii) $60,000 for capital projects; (iv) $139.9 million to the State Reserve Fund; and (v) deficiency appropriations of $273.0 million for Fiscal Year 2009.

As part of the 2010 Budget, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (the "2009 Act"), which authorized various transfers and funding changes resulting in increased State General Fund revenues and decreased State General Fund authorizations. The 2009 Act provided for transfers to the State General Fund in Fiscal Year 2010 of $216.3 million. The 2009 Act and other legislative actions cumulatively decreased Fiscal Year 2010 revenues by $24.8 million and cumulatively decreased Fiscal Year 2010 expenditures by $85.9 million. The 2010 Budget did not include funding for any employee cost-of-living adjustment or merit increases.

The 2010 Budget included $139.9 million for the RSA. The required payment of $63 million from the Dedicated Purpose Account to the Maryland Transportation Authority ("MTA") was reduced and funded with general obligation bonds instead. The 2010 Budget included transfers of $210 million from the State Reserve Fund to the State General Fund.

The 2010 Budget funded all Fiscal Year 2010 debt service on the State's general obligation bonds, with $785 million in special funds, primarily from State property tax revenues. The projected amount of State property tax revenues reflected the Fiscal Year 2009 property tax rate. State aid to primary and secondary schools included $39.3 million in Education Trust Fund revenues generated through anticipated licensing fees for video lottery terminals and $297.3 million in funding from the American Recovery and Reinvestment Act of 2009 ("ARRA"). The 2010 Budget also included $660 million in additional federal funds through Medicaid that results from an increased federal matching percentage authorized by the ARRA.

In order to close an emerging gap between anticipated revenues and budgeted expenditures, the Governor proposed and the BPW approved a series of State General Fund budget reductions totaling $205.3 million on July 22, 2009, $223.3 million on August 26, 2009 and $102.8 million on November 18, 2009. The Governor also proposed fund balance transfers and revenue adjustments that would be implemented through legislation proposed when the Governor submitted the proposed budget for Fiscal Year 2011.

At the end of Fiscal Year 2010, State General Fund revenues were $190.9 million (1.5%) above estimates, resulting in a $344.0 million State General Fund balance on a budgetary basis. This was $190.2 million more than was estimated at the time the 2011 Budget (defined below) was enacted. On a GAAP basis, at the end of Fiscal Year 2010, the State General Fund balance was $1.25 billion compared with a State General Fund balance of $1.51 billion for Fiscal Year 2009.

2011 Budget. On April 12, 2010 , the General Assembly approved the Budget for Fiscal Year 2011 (the "2011 Budget"), which includes, among other things: (i) appropriate funds for the State's retirement and pension systems; (ii) $5.742 billion in aid to local governments from general funds; (iii) $800,000 for capital projects; (iv) $15.0 million to the State Reserve Fund; and (v) deficiency appropriations of $195.8 million for Fiscal Year 2011.

As part of the 2011 Budget, the General Assembly passed the Budget Reconciliation and Financing Act of 2010 (the "2010 Act"), which authorizes various funding changes resulting in increased State General Fund revenues and decreased State General Fund appropriations. The 2010 Act and other revenue adjustments increase Fiscal Year 2011 State General Fund revenues by $367.2 million. The 2010 Act also authorizes transfers to the State General Fund of $22.3 million from various special funds and $111.7 million from capital-related special funds in Fiscal Year 2011.

State General Fund appropriations for Fiscal Year 2011 were reduced by approximately $566.0 million, which largely reflects the use of different funding sources for certain expenditures. The 2011 Budget includes $15.0 million for the State Reserve Fund in the Dedicated Purpose Account and no transfers from the State Reserve Fund to the State General Fund were proposed for Fiscal Year 2011.

The 2011 Budget funds the State's debt service on its general obligation bonds with $827.5 million in special funds, primarily from State property tax revenues. The amount of State property tax revenues reflects the a property tax rate unchanged from Fiscal Year 2009. The 2011 Budget does not include funds for any employee cost of living adjustment, merit increases, nor the statutory match for contributions to deferred compensation.

At the time the General Assembly passed the 2011 Budget, it was estimated that the State General Fund balance at June 30, 2011 would be $203.9 million. Subsequently, Maryland realized $190.9 million more in revenues over Fiscal Year 2010 than was estimated. The 2010 Act authorized $200.0 million to be transferred from the Local Income Tax Reserve to the State General Fund as a result of a decrease in federal Medicaid matching funds. The BRE also subsequently increased its estimates of Fiscal Year 2011 revenues by $57.0 million. As a result, it was estimated that the State General Fund balance at June 30, 2011 would be $679.4 million.

Proposed 2012 Budget. On January 21, 2011, the Governor presented his proposed budget for Fiscal Year 2012 (the "2012 Budget"), which includes, among other things: (iv) $6.185 billion in aid to local governments; (ii) $2.534 billion for the State's Medicaid program; (iii) $15.0 million to the State Reserve Fund; and (iv) $93.8 million in deficiency appropriations for Fiscal Year 2011.

The proposed 2012 Budget includes the Budget Reconciliation and Financing Act of 2011 (the "2011 Act") that, if enacted, would authorize various funding changes resulting in increased State General Fund revenues and decreased State General Fund expenditures. Specifically, it would increase Fiscal Year 2012 revenues by $253.8 million and authorize $204.2 million in transfers to the State General Fund, approximately $191.3 million of which would be from various capital-related special funds. Proposed Fiscal Year 2012 State General Fund appropriations also would be reduced by $445.2 million. No transfers from the State Reserve Fund to the State General Fund are planned in Fiscal Year 2012.

The 2012 Budget includes $1.5 billion in contributions to the State Teachers' and Employees' Pension Systems ("STEPS"). The 2011 Act proposes reforms to STEPS that, if enacted, would reduce the State's contributions in Fiscal Year 2012 by $120.0 million, of which $104.0 million would accrue to the State General Fund. The 2012 Budget does not include any funds for any cost of living adjustment, merit increases or the statutory match for deferred compensation. However, it does include $39.2 million for a one-time bonus of $750.00 to most employees.

If enacted as proposed, the 2011 Act will require current members of STEPS to choose between two benefit options going forward. The first option would maintain the current employee contribution equal to 5.0% of annual salary and decrease the annual benefit multiplier of average final salary to 1.5% per year of future service beginning July 1, 2011. The second option would require an increased employee contribution equal to 7.0% of annual salary beginning July 1, 2011 in order to maintain a 1.8% annual benefit multiplier. Additionally, for non-vested current members only, benefits would be based on the highest five-year average salary instead of highest three-year average.

Also proposed in the 2011 Act, beginning July 1, 2011 the mandatory employee contribution for new members of STEPS will equal 7.0% of annual salary and the annual benefit multiplier will be 1.5%. Benefits will be based on the highest five-year average salary and 10 years of service will be required before an employee is vested. Normal service retirement age will be raised from age 62 to 65; however, members could still retire after 30 years of service regardless of age and receive full benefits. Early retirement age will be raised from age 55 to 60. Finally, cost-of-living adjustments for retirees will be capped at 1.0% in years in which the STEPS' pension fund investments do not meet investment targets (currently 7.75%).

The 2012 Budget funds the debt service on the State's general obligation bonds with $867.3 million in special funds, primarily from State property tax revenues and $1.7 million in federal funds. The projected amount of State property tax revenues reflects a property tax rate unchanged from Fiscal Year 2011.

The 2012 Budget results in an estimated State General Fund balance on a budgetary basis at June 30, 2012 of $120.3 million. The Department of Budget and Management forecasts that expenditures will exceed available revenues in future years but the size of the gap has been reduced due to expenditure reductions included in the 2011 Act and in the 2012 Budget, which together reduce the State's structural budget imbalance in Fiscal Year 2012 by 36.9% to $1.2 billion from an estimated $2.0 billion. Future shortfalls in the State General Fund are estimated between $1.0 and $1.3 billion in Fiscal Years 2013 through 2016. In addition, the balance in the RSA is estimated to be $681.5 million at June 30, 2012, equal to 5.0% of estimated State General Fund revenues.

Certain State Funds

Cigarette Restitution Fund. Legislation was enacted during the 1999 session of the General Assembly that created the Cigarette Restitution Fund. All payments received by the State related to a tobacco settlement, including the Master Settlement Agreement (the "MSA"), are to be placed into this fund, which can only be spent through appropriations in the annual State budget. Legislation enacted during the 2000 Session of the General Assembly provided a framework for two of the primary uses of the Cigarette Restitution Fund by creating and outlining two specific programs—the Tobacco Use Prevention and Cessation Program and the Cancer Prevention, Education, Screening, and Treatment Program. The special fund appropriations of the Cigarette Restitution Fund are limited to the available proceeds of the tobacco settlement. In the event the anticipated revenues of funds are less than the State expects, the appropriations cannot be fully expended. Expenditures from the fund were $192.7 million in Fiscal Year 2009 and $166.4 million in Fiscal Year 2010.

As part of the MSA between the states and the tobacco companies, Maryland's share during Fiscal Year 2010 was $157.06 million, including the award from the arbitration panel for attorney fees. This amount does not include $12.72 million the tobacco companies paid to the disputed account pending the outcome of litigation. It is estimated that payments made to the State pursuant to the MSA through Fiscal Year 2015 will total $2.54 billion, of which $149.87 million will be paid to legal counsel. The actual amount paid each year, however, will reflect adjustments for inflation and cigarette shipment volume. In addition, the State expects to receive $81.01 million during that same period pursuant to an award for attorney fees by a national arbitration panel.

Transportation Trust Fund. The Transportation Trust Fund, administered by the Department of Transportation ("DOT"), is the largest of the special funds and consolidates into a single fund substantially all fiscal resources, excluding the Maryland Transportation Authority, dedicated to transportation (including excise taxes on motor vehicles, motor fuel and motor vehicle title, sales and use tax on vehicle rentals, a portion of corporate income tax, wharfage and landing fees, and fare box revenues). All expenditures of the DOT are made from the Transportation Trust Fund, as well as the servicing of all the transportation bonds. Amounts in the fund do not revert to the State General Fund if unexpended at the end of the fiscal year; however, the General Assembly may pass legislation requiring such a transfer, and also a subsequent retransfer back to the fund. Expenditures from the fund were $3.785 billion in Fiscal Year 2010.

State Unemployment Insurance Trust Fund. In Fiscal Year 2010, the State's Unemployment Insurance Trust Fund (the "UITF"), which provides funding for unemployment benefits in the State, received approximately $643.9 million in annual contributions from employers and workers, while paying out approximately $942.6 million in regular, annual State benefits. The State's unemployment rate, which was 5.4% in December 2008, rose to 7.5% in December 2009 and fell slightly to 7.4% in December 2010. As a result of the unprecedented demand on the UITF, the State borrowed $133.8 million from the U.S. Department of Labor for cash advances to pay unemployment benefits. Increased unemployment insurance tax payments from employers resulting from automatic rate adjustments began to flow into the UITF beginning in April 2010, and the UITF repaid the advance to the Department of Labor in December 2010. Repayment of any borrowings from the federal government was an obligation of the UITF and not the State.

While the UITF has held up better that similar funds in other states, its reserves have declined from $755 million in December 2008 to less than $100 million in February 2010. As of December 31, 2010, the UITF balance was $200.0 million, which included $126.8 million in additional federal funding as a result of modernization adjustments to the State unemployment insurance laws. As of December 2010, the UITF was paying approximately $16 million a week in benefits.

State Indebtedness. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. In addition, the DOT issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation by the General Assembly.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Although the

State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes.

General obligation bonds are authorized and issued primarily to provide funds for State owned capital improvements, facilities for institutions of higher education and the construction of locally-owned public schools. Bonds have also been issued to fund local government improvements, including grants and loans for water quality improvement projects and correctional facilities, and to provide funds for repayable loans or outright grants to private, not-for-profit, cultural or educational institutions.

General obligation bonds, which are paid from the general obligation debt service fund, are backed by the full faith and credit of the State and, pursuant to the State Constitution, must be fully paid within 15 years from the date of issue. Property taxes, debt service fund loan repayments and general fund appropriations provide the resources for repayment of general obligation bonds. In the Fiscal Year 2010 capital program, 49% of new general obligation bond authorizations represented financing of State-owned capital facilities and State programs, 50% represented financing of capital improvements owned by local government units, and 1% represented financing of capital improvements owned by non-profit or other private entities.

As of December 31, 2010, Maryland has $9.647 billion of net State supported debt outstanding. General obligation bonds accounted for $6.832 billion of that amount. In Fiscal Year 2009, debt service on general obligation bonds was paid primarily from State property tax receipts. As of December 31, 2010, the principle amount for outstanding DOT bonds was $1.621 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. As of December 31, 2010, debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds accounted for $238.4 million of State tax supported debt outstanding. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly, in the amount of $258.8 million as of December 31, 2010.

As of December 31, 2010, the State had $1.902 billion of authorized but unissued debt. To date, the State conducted three general obligation bond offerings during Fiscal Year 2011.

In Fiscal Year 2008, the State issued Bay Restoration Revenue Bonds in the amount of $50 million. The Bay Restoration Bonds are secured by mandatory annual fees of $30 per equivalent dwelling unit from users of sewerage systems in the State and $30 from each septic system user, which are contributed to the Bay Restoration Fund. Fees deposited in the Fund totaled $54.8 million in Fiscal Year 2010 and are estimated to total approximately $55 million in each subsequent fiscal year. Between 2012 and 2014, the State expects to issue an additional $480 million in Bay Restoration Revenue Bonds. As of December 31, 2010, the principal amount of outstanding bonds was $44.2 million.

The MTA is authorized to issue Grant Anticipation Revenue Vehicle ("GARVEE") Bonds in an amount not to exceed $750 million, with a maximum maturity of 12 years, as part of the authorization of funding for the Intercounty Connecter highway project. Debt service will be paid from a portion of Maryland's federal highway aid. MTA issued its first series of GARVEE bonds in Fiscal Year 2007 in the amount of $325 million. In December 2008, the MTA issued the second and final series of GARVEE bonds in the amount of $425 million. As of December 31, 2010, the principal amount of outstanding GARVEE bonds was $651.8 million.

The General Assembly created a Capital Debt Affordability Committee (the "CDAC"), the members of which are the Treasurer, the Comptroller, the Secretary of Budget and Management, the Secretary of Transportation, and one person appointed by the Governor. The Chairs of the Capital Budget Subcommittees of the Senate Budget and Taxation Committee and the House Appropriations Committee participate as non-voting members. The CDAC is required to submit to the Governor by October 1 of each year an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the CDAC's responsibilities are advisory only, the Governor is required to give due consideration to the CDAC's finding in preparing a preliminary allocation of new general obligation debt authorizations for the next ensuing fiscal year.

The CDAC's most recent recommendation encompasses all tax-supported debt, including, in addition to general obligation debt, Consolidated Transportation Bonds issued by the Department of Transportation, bonds issued by the

Maryland Stadium Authority, State tax-supported capital lease transactions, GARVEE Bonds and Bay Restoration Revenue Bonds. This recommendation to the Governor and the General Assembly for Fiscal Year 2012 was to limit new general obligation bond authorizations to $925.0 million.

Ratings

General obligation bonds of the State of Maryland are currently rated Aaa by Moody's and AAA by S&P and Fitch. It should be noted that the ratings may be changed at any time and that no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all circumstances should warrant such actions.

Litigation

The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. With the exception of the proceeding noted below, the legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State's financial position.

The State is the defendant in a class-action proceeding challenging the constitutionality of State-wide rent reforms enacted in 2007. Plaintiffs allege an unconstitutional regulatory taking of property and are seeking in excess of $100 million in damages. There is a reasonable possibility of a decision in the Circuit Court that is adverse to the State. A decision that grants the entirety of the relief sought by the plaintiffs could have a material impact on the finances of the State. Any such decision would likely be the subject of appeals, curative legislation, or both; any of which could reduce adverse financial impact. Any payment of a final judgment would be subject to the approval of the BPW from money appropriated for that purpose in the State budget. Consequently, neither the 2011 Budget nor the 2012 Budget will be adversely affected, and the payment of any future judgment would impact a future fiscal year budget to the extent that monies are appropriated in that budget to pay that judgment.

Massachusetts

General Information

Massachusetts is a relatively slow growing but densely populated state with a well-educated population, comparatively high-income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population. Dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Massachusetts also has a comparatively large percentage of its residents living in metropolitan areas. As of July 1, 2009, the population density of Massachusetts was 841 persons per square mile, as compared to 86.8 for the United States as a whole, and the State ranked third among the states in percentage of residents living in metropolitan areas (99.6%). The State's population is concentrated in its eastern portion. The city of Boston is the largest city in New England, with a 2008 population of 609,023.

From 1994 through 1997, real per capita income levels grew at a greater annual rate in Massachusetts than in the United States. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4%. From 2001 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2004 and 2005, income growth was comparable in the Commonwealth and the nation. In 2006 and 2007, income in the Commonwealth grew faster than in the nation. In 2008, real income fell in both the Commonwealth and the nation. Only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

The Massachusetts economy is diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance and manufacturing) contributed 47.3% of the Commonwealth's GDP in 2008. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several service sectors have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors now account for more than half of total payroll employment.

The unemployment rate in Massachusetts was consistently below the national average from 1995 to 2005, but exceeded the national average from December 2005 to April 2007. Since that time, the Commonwealth's unemployment rate has been at or below the U.S. rate. In October 2007, the Commonwealth's rate was 4.4%, the lowest it had been since October 2001. By February 2010, the Commonwealth's rate had increased to 9.5%.

Commonwealth Finances

Cash Flow.  The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes ("RANs"), must be repaid by the end of the fiscal year (June 30). The Commonwealth currently has liquidity support for a $200 million tax-exempt commercial paper program for general obligation notes, through four $200 million credit lines. The Commonwealth is in the process of adding two additional lines of credit for the commercial paper program, in the amount of $200 million per line. This would bring the capacity of the commercial paper program to $600 million. The two additional lines of credit were expected to be available in April 2011. The Commonwealth has relied upon its commercial paper program for additional liquidity since 2002.

The Commonwealth ended Fiscal Year 2010 with an increase in its cash balance from $805.3 million to $844.2 million. The Commonwealth expected to issue approximately $2.3 billion in bonds in Fiscal Year 2011, including $1.625 billion in general obligation bonds and $675 million for the accelerated bridge program (which includes $300 million of borrowing for the program carried over from prior fiscal years, as well as $375 million in borrowing for Fiscal Year 2011). The plan called for approximately $2.07 billion of bonds to be issued in Fiscal Year 2012, including $1.75 billion in general obligation bonds issued under the bond cap and $320 million of borrowing for the accelerated bridge program. On August 26, 2010 the Commonwealth issued $358 million in general obligation bonds under the bond cap and $1.2 billion in RANs to support the Commonwealth's cash flow. The RANs were scheduled to mature in late April 2011, May 2011 and June 2011. The Commonwealth also issued general obligation refunding bonds on July 29, 2010 (approximately $120.4 million) and September 15, 2010 (approximately $165.6 million) to refund certain Commonwealth bonds that matured on August 1, 2010, October 1, 2010 and November 1, 2010, pursuant to special legislation enacted in conjunction with the Fiscal Year 2011 budget. Both series of refunding bonds were sold on July 23, 2010, and mature in 2014 and 2015.

Fiscal Year 2010. On June 19, 2009, the Legislature enacted the Fiscal Year 2010 budget, which totaled $27.411 billion. The Fiscal Year 2010 budget was approved by the Governor on June 29, 2009 with vetoes totaling approximately $360 million. The Governor also filed a supplemental Fiscal Year 2010 appropriations bill on June 29, 2009 which provided for $269.4 million in spending that was not included in the enacted Fiscal Year 2010 budget.

The final Fiscal Year 2010 budget, as enacted, totaled $27.046 billion and was based on a Fiscal Year 2010 tax revenue estimate of $18.879 billion. This estimate initially was initially downward to $18.279 billion on October 15, 2009 and was subsequently revised to $18.46 billion on January 7, 2010. To cover the projected tax revenue shortfall, the Governor announced approximately $277 million in spending reductions in October 2009 across executive branch agencies. Other solutions to the reduced estimate included the use of $80 million in Stabilization Fund reserves, $126 million in anticipated departmental and other revenues, as well as $62 million in available American Recovery and Reinvestment Act ("ARRA") funds. Based on the updated guidance provided by the federal government with respect to available Medicare "clawback" payments, $80 million was transferred back to the Stabilization Fund.

In March 2010, the Executive Office for Administration and Finance ("EOAF") announced that it had identified $195 million of additional non-tax revenue and cost exposures in Fiscal Year 2010 that were not previously anticipated. A portion of the deficiency is being reimbursed by the federal government, leaving a $118 million deficiency that needed to be closed using state resources. The Governor proposed $38 million of line item spending reductions and a transfer of $50 million in surplus funds from the Commonwealth Transportation Fund. These measures were signed into law as part of the supplemental budget legislation approved by the Governor on April 28, 2010. In addition, $30 million of the $80 million of clawback payments discussed above were transferred back to the Stabilization Fund.

The Governor signed Fiscal Year 2010 supplemental appropriations totaling $665.4 million. The majority of additional funding was necessary to support safety net programs and services affected by increased caseloads and utilization as a result of the economic downturn, such as the Commonwealth's MassHealth program. There also were other unanticipated costs that required supplemental funding. On July 9, 2010, the Governor filed a final supplemental appropriations bill for Fiscal Year 2010 that provided for net new spending in the amount of $28.5 million. This funding primarily addressed outstanding liabilities of the Commonwealth, and there were sufficient resources available to cover these expenditures.

Tax revenue collections for Fiscal Year 2010 totaled $18.544 billion, an increase of $284 million (1.6%) compared to Fiscal Year 2009. This increase is attributable in large part to an increase of approximately $743 million (19.2%) in sales tax collections (due entirely to the increase in the sales tax rate from 5.0% to 6.25% and elimination of the sales tax exemption for alcoholic beverages, both of which were effective August 1, 2009), an increase of approximately $21 million (1.0%) in corporate and business tax collections and a decrease of approximately $473 million (4.5%) in personal income tax collections.

On October 31, 2010, the Commonwealth published the Fiscal Year 2010 statutory basis financial report, which shows a consolidated net surplus of approximately $21.3 million before a $10 million transfer for life sciences funding required by the Commonwealth's Fiscal Year 2011 budget.

Fiscal Year 2011. On June 30, 2010 the Governor approved the Fiscal Year 2011 budget, which totaled $27.57 billion. The Governor vetoed approximately $457 million from the budget that was enacted by the Legislature. Such vetoes included $372 million of appropriations funded from additional federal Medical Assistance Percentage ("FMAP") that was assumed in the budget, but which the U.S. Congress had not yet approved. In addition, the budget enacted by the Legislature included $54 million in anticipated federal assistance for needy families that had not yet been approved by Congress. The budget enacted by the Legislature also included approximately $21 million in Lottery revenues in excess of revenue projections given by the State Lottery Commission. As a result, the Governor vetoed certain funding in the Fiscal Year 2011 budget to solve for these anticipated exposures.

The Fiscal Year 2011 budget included a $100 million withdrawal from the Stabilization Fund, the use of Fiscal Year 2011 interest earnings on the Stabilization Fund and an additional $95 million in savings by suspending the statutory carryover of the Commonwealth General Fund balance into the next fiscal year. Taking all that into account, the Stabilization Fund initially was projected to have a $556 million balance at the end of Fiscal Year 2011. The Fiscal Year 2011 budget also relied on $809 million in remaining available ARRA funds.

On August 10, 2010, the President signed a $26 billion aid package that provided additional federal funding to the Commonwealth for Medicaid and teachers' pay. This measure extended the FMAP rate originally set to expire on December 31, 2010 to June 30, 2011, which was expected to provide approximately $449 million in additional Medicaid reimbursement to the Commonwealth. The aid package also was expected to provide approximately $204 million to the Commonwealth to retain or hire teachers at local school districts.

On October 15, 2010 the Governor approved supplemental budget legislation that included approximately $419 million in appropriations to preserve program funding for safety net services and public safety functions. This additional funding was supported with $399 million of the $449 million in estimated additional federal revenues expected to be provided to the Commonwealth in Fiscal Year 2011 from the August 2010 extension of the FMAP rate. The legislation also eliminated the planned Fiscal Year 2011 withdrawal of $100 million from the Stabilization Fund and authorized the EOAF to forego the use of approximately $95 million in additional reserves assumed from the suspension of the "statutory carry forward" in Fiscal Year 2011. Of the $419 million in supplemental funding, approximately $327 million was provided for the MassHealth program. The Commonwealth received additional federal Medicaid reimbursements for these expenditures, leaving the "net" total amount of supplemental funding at approximately $203 million.

On January 4, 2011 the Governor approved $330 million in supplemental appropriations, including $258 million for the MassHealth program, $20 million for the Commonwealth Care Bridge Program and $16 million for the emergency assistance shelter program. Later that month, the Governor requested supplemental appropriations totaling $311.7 million, including $183.3 million for additional payments to hospitals, $32.6 million in litigation reserves and $25 million for additional projected snow and ice removal costs. The appropriation legislation also included other requests such as line item transfer authority for MassHealth and the Department of Early Education and Care to manage caseload and utilization changes, and authorization for the EOAF to fund the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue. This deposit was suspended in the Fiscal Year 2011 budget. The value of this deposit was projected to be $95 million and resulted in a projected Fiscal Year 2011 ending balance of $770 million in the Stabilization Fund.

On April 11, 2011 the Governor approved supplemental budget legislation that included approximately $325 million in supplemental appropriations, including $199.4 million for additional payments from the Medical Assistance Trust Fund to hospitals (these payments were expected to be entirely supported by offsetting federal revenues in Fiscal Year 2011), $49.8 million for additional projected snow and ice removal cost, $32.6 million for a reserve for collective bargaining increases and $8 million for projected caseload spending by the Department of Housing and Community Development for Emergency Assistance family homeless shelters. In addition, the legislation restored the statutorily required deposit into the Stabilization Fund of 0.5% of total tax revenue.

On May 4, 2011, the Governor filed legislation requesting new supplemental appropriations totaling $60.5 million, including $42 million for costs associated with providing legal representation to indigent persons in criminal and civil court cases and $15 million for increased caseloads at the Department of Transitional Assistance.

Fiscal Year 2012. On January 26, 2011, the Governor filed with the Legislature his budget recommendations for Fiscal Year 2012, which call for total spending in Fiscal Year 2012 to be less than total anticipated spending in Fiscal Year 2011. After accounting for one-time resources supporting the Fiscal Year 2011 budget and estimated changes in tax and non tax revenues, the total available resources expected to be available in Fiscal Year 2012 were $1.2 billion less than Fiscal Year 2011. The Governor proposed $627 million in additional resources to support the Fiscal Year 2012 budget, resulting in a total budget that is $570 million below Fiscal Year 2011 estimated spending. Of the $627 million in additional resources, $385 million were considered to be one-time resources, including a withdrawal of $200 million from the Stabilization Fund.

Included in the Governor's Fiscal Year 2012 budget, or in legislation filed concurrently with the budget recommendations, were a number of reform initiatives including pension reform, criminal justice reform, homeless shelter reform and a municipal relief package. Many of these and other reform proposals were expected to generate savings that have been assumed in the Governor's Fiscal Year 2012 budget proposal. The Governor's budget proposal also assumed growth in spending for the Commonwealth's health care coverage programs, including MassHealth, Commonwealth Care and the Group Insurance Commission, will be avoided in Fiscal Year 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. With respect to MassHealth, other steps to control growth in costs are were proposed, including reductions in provider and managed care plan rates, reductions in certain optional benefits and increases in certain co-payments. In the absence of these steps to control growth in costs, the EOAF estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

On April 28, 2011, the House of Representatives approved its version of the Fiscal Year 2012 budget, which was based upon the consensus tax revenue estimate for Fiscal Year 2012 of $20.525 billion. The House's budget provides for $30.543 billion in spending, which was approximately $5 million lower than the Governor's budget proposal. The House's budget, like the Governor's proposal, relied upon a $200 million withdrawal from the Stabilization Fund. The House's budget largely mirrors the Governor's Fiscal Year 2012 budget proposals with respect to local aid, one of the largest outlays in the budget. On April 14, 2011, the Senate adopted a local aid resolution endorsing the same levels of local aid. The Senate was expected to debate and approve its version of the budget in late May. Differences between the House and Senate versions of the Fiscal Year 2012 budget are reconciled by a legislative conference committee.

Commonwealth Revenues

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the Commonwealth's budgeted operating funds.

Commonwealth Taxes. In Fiscal Year 2010, on a statutory basis, approximately 56.7% of the Commonwealth's budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 28.2% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds.

The major components of Commonwealth taxes are the income tax, which was projected to account for approximately 55.2% of total tax revenues in Fiscal Year 2011, the sales and use tax, which was projected to account for approximately 24.8% of total tax revenues in Fiscal Year 2011, and the corporations and other business and excise taxes, which were projected to account for approximately 11.3% of total tax revenues in Fiscal Year 2011. Other tax and excise sources were estimated to account for the remaining 8.7% of Fiscal Year 2011 tax revenues.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation. Under current law, the personal income tax rate is scheduled to be gradually reduced to 5.0%, contingent upon "baseline" state tax revenue growth (i.e., revenue growth after factoring out the effect of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. In the tax year following that in which the personal income tax rate is reduced to 5.0%, the charitable deduction, which was in effect for tax year 2000 but subsequently suspended, would be restored. In Fiscal Year 2010, tax revenue growth was not sufficient to trigger a tax rate reduction for tax year 2011. It will not be known if this reduction will be triggered by tax revenue growth in Fiscal Year 2011 until the Commonwealth makes a final determination in late 2011. The Department of Revenue ("DOR") estimates that the revenue impact of this rate reduction for Fiscal Year 2012 would be between $52 million and $56 million (with a mid-point of $54 million). The revenue impact for Fiscal Year 2013 (assuming no further rate reduction in calendar year 2013) would be between $111 million and $117 million (mid-point of $114 million).

Sales and Use Tax. As of August 1, 2009, the Commonwealth imposes a 6.25% (5% prior to August 1, 2009) sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 6.25% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax also is applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunication services.

On November 2, 2010, the initiative petition that would have reduced the sales and use tax rates to 3% was defeated by voters. However, the initiative petition to remove the sales tax on alcoholic beverages effective January 1, 2011 was passed by voters. The DOR estimates the tax revenue loss resulting from this change will be approximately $40 million to $52 million for Fiscal Year 2011 and between $100 million and $125 million annually thereafter.

Beginning in Fiscal Year 2011, a portion of the Commonwealth's receipts from the sales tax (other than taxes required to be credited to the Convention Center Fund) is dedicated to the Commonwealth Transportation Fund. The amount dedicated is the amount raised by a portion of the sales tax equal to a 0.385% sales tax, with a floor of $275 million per fiscal year. Included in this amount is $100 million of general obligation contract assistance payments from the Commonwealth to the Massachusetts Department of Transportation. In addition, the Fiscal Year 2010 budget effected a transfer of $275 million from the Commonwealth General Fund to the Commonwealth Transportation Fund.

Business Corporations Tax. Corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Commonwealth tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to the Commonwealth, which is based on net income for federal taxes, currently is taxed at 8.25%. The minimum tax is $456.

Effective January 1, 2009, legislation changed the corporate tax structure in Massachusetts from a "separate company" reporting state to a "combined reporting" state. This legislation also repealed the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies are classified as the same type of legal entity for all tax purposes. The legislation reduced the 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter. The DOR estimates that these changes, in the aggregate, increased revenues by approximately $211.7 million in Fiscal Year 2009 and $290.9 million in Fiscal Year 2010 and will increase revenues by approximately $197.1 million in Fiscal Year 2011, $150.6 million in Fiscal Year 2012, and $121.7 million in Fiscal Year 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate to 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources. The excise tax on motor fuels is $0.21 per gallon. The state tax on hotel/motel room occupancy is 5.7%. On July 1, 2008, the Governor approved legislation raising the state cigarette tax from $1.51 per pack to $2.51 per pack. The DOR estimates that this change resulted in additional revenue of between $140 million and $150 million in Fiscal Year 2009 and $124 million in Fiscal Year 2010. The DOR estimates an increase of between $115 million and $130 million in subsequent years.

Recent Tax Law Changes. On August 5, 2010, the Governor signed into law legislation relating to economic development that includes certain provisions affecting Commonwealth tax revenues. The legislation extended the net operating loss carry-forward period from 5 years to 20 years for specified categories of taxpayers filing under the corporate excise tax, for losses sustained in tax years beginning in calendar year 2010. The DOR estimates that the static revenue loss under this provision will be approximately $4.7 million in Fiscal Year 2016, $12.6 million in Fiscal Year 2017, $19.8 million in Fiscal Year 2018, $25.5 million in Fiscal Year 2019 and $30.3 million in Fiscal Year 2020, and will increase annually until the tax law change is fully phased in by Fiscal Year 2031, at which point the annual revenue loss will be approximately $92.2 million.

The legislation also reduced the 3% capital gains tax rate under the individual income tax rate for sale of investments in certain Massachusetts-based start-ups. The new rate takes effect for tax years beginning on or after January 1, 2011 with respect to investments in corporations incorporated on or after January 1, 2011, but a three-year holding period is required. The DOR estimates that this provision will result in a static revenue loss of $0.1 million in Fiscal Year 2014, $0.7 million in Fiscal Year 2015, $2.3 million in Fiscal Year 2016, $4.0 million in Fiscal Year 2017 and $5.7 million in Fiscal Year 2018, and will increase annually until Fiscal Year 2022, at which point the annual revenue loss will be approximately $13.5 million.

Furthermore, the legislation provides for the exclusion of income of a non-U.S. corporation from a "water's edge" combined report under the corporate excise tax if the income is not subject to U.S. federal income tax by reason of an exemption in a federal bi-lateral treaty, effective for tax years beginning January 1, 2009. Other income of a non-U.S. corporation that is derived from U.S. sources (as well as income effectively connected with a U.S. trade or business) would continue to be included in the combined group's Massachusetts income tax base in accordance with the combined reporting statute and regulations, including in situations where a federal treaty reduces the federal tax rate on such income but does not completely exempt the income from tax. The DOR estimates that this provision will result in a revenue reduction or revenue forgone of up to approximately $28 million annually, with a potentially larger revenue loss in Fiscal Year 2011 due to the retroactive nature of the change. Finally, the legislation established a sales tax holiday on August 14-15, 2010. All non-business retail sales of $2,500 or less were exempt from the Massachusetts sales tax, excluding telecommunications services, motor vehicles, meals, utilities, motor boats, and tobacco products. The DOR estimates that the sales tax holiday will result in a static revenue loss of approximately $20 million in Fiscal Year 2011.

Federal and Other Non-Tax Revenues.

Federal Revenue. Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal Fiscal Year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon maintenance of effort spending level determined annually by the federal government. In Fiscal Year 2010, federal reimbursements for budgeted operating activity amounted to $8.549 billion, including $1.328 billion as a result of enhanced FMAP reimbursement under ARRA. Federal reimbursements for Fiscal Year 2011 are currently projected to be $9.197 billion. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees, and reimbursements and assessments for services. For Fiscal Years 2010 these revenues were $2.801 billion and are projected to be $2.934 billion in Fiscal Year 2011.

Lottery Revenue. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission. This accounted for net transfers from the Lottery of $1.035 billion, $1.103 billion, $1.128 billion, $1.003 billion and $989.7 billion in Fiscal Years 2006 through 2010, respectively. The Lottery Commission's operating revenues for Fiscal Year 2010 were $989.7 million. The result was a surplus of $55.4 million against the assumed $934.3 billion budget to fund various commitments appropriated by the Legislature from the Lottery Fund and Arts Lottery Fund, including Lottery administrative expenses, and $758.8 million in appropriations for local aid to cities and towns, with the balance of $55.4 million to be transferred to the Commonwealth General Fund.

The Fiscal Year 2011 budget assumed total net transfers from the Lottery of $1.008 billion to fund various commitments appropriated by the Legislature, including Lottery administrative expenses and $812.2 million in appropriations for local aid to cities and towns, with the balance, if any to be transferred to the Commonwealth General Fund. For Fiscal Year 2011, the State Lottery Commission initially projected net operating revenues of $986.8 million to fund the assumed transfers. In April 2011, the Lottery Commission reduced its projection from to $958.7 million. The current estimated deficiency for budgetary distributions to be funded by Lottery proceeds is $29.4 million.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in entering into the MSA, which resolved the Commonwealth's and the other states' litigation against the cigarette industry. Under the MSA, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth's allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth had estimated its allocable share of the base amounts under the agreement through 2025 to be approximately $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments, they are entitled to reduce future payments under the MSA, and certain manufacturers withheld payments to the states that were due in April of each year since 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the MSA to reward certain states' particular contributions to the national tobacco litigation effort. This additional amount is payable in equal annual installments during the calendar years 2008 through 2017.

MSA payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the moneys made available for appropriation. Beginning in Fiscal Year 2003, however, the Commonwealth has appropriated the full amount of MSA receipts in each year's budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of Fiscal Year 2007. The Fiscal Year 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employee' retirement system for health care and other non-pension benefits for retired members of the system. In Fiscal Year 2008 the Health Care Security Trust's balance was transferred to the State Retiree Benefits Trust Fund. The Fiscal Year 2010 and Fiscal Year 2011 budgets transferred all payments received by the Commonwealth in Fiscal Year 2010 and Fiscal Year 2011 pursuant to the MSA from the Health Care Security Trust to the Commonwealth General Fund. To date, the Commonwealth has received approximately $3.33 billion in payments under the MSA.

Tax Revenues—Fiscal Years 2010-2012.

Fiscal Year 2010. Tax revenue collections for Fiscal Year 2010 totaled $18.544 billion, an increase of approximately $284 million (1.6%) over Fiscal Year 2009. This increase is attributable in large part to an increase of approximately $743 million (19.2%) in sales and use tax collections, an increase of approximately $21 million (1.0%) in corporate and business collections, offset by a decrease of approximately $473 million (4.5%) in income tax collections.

Fiscal Year 2011. Preliminary tax revenues for the first ten months of Fiscal Year 2011, ended April 30, 2011, totaled approximately $16.860 billion, an increase of approximately $1.927 billion (12.9%) over the same period in Fiscal Year 2010. This increase is attributable in large part to an increase of approximately $649.1 million (74.7%) in income tax payments with returns and extensions, an increase of approximately $506.7 million (6.8%) in withholding collections, an increase of approximately $303.6 million (26.8%) in income tax estimated payments, a decrease of approximately $53 million (4%) in income tax refunds, an increase of approximately $291.4 million (7.7%) in sales and use tax collections, and an increase of approximately $76.3 million (4.6%) in corporate and business tax collections.. Year to-date Fiscal Year 2011 (through April) tax collections were approximately $732 million above the revised benchmark estimate, which is based on the January 18, 2011 Fiscal Year 2011 tax revenue estimate of $19.784 billion (which was an upward revision from the consensus estimate used for the original Fiscal Year 2011 budget).

Fiscal Year 2012. On January 18, 2011, a Fiscal Year 2012 consensus tax revenue estimate of $20.525 billion was agreed upon by the EOAF and the chairs of the House and Senate Committees on Ways and Means. This estimate represents revenue growth of 3.7% actual and 5.3% baseline from the revised Fiscal Year 2011 estimate of $19.784 billion.

Commonwealth Expenditures

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts ("local aid") to mitigate the impact of local property tax limits on local programs and services. Local Aid payments take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts, excluding certain pension funds and non-appropriated funds. In Fiscal Years 2010 and 2011, approximately $4.837 billion and 4.785 billion, respectively, was allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since Fiscal Year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. In Fiscal Year 2007, this legislation was revised to adjust the formula by which the Commonwealth calculates its local aid payments. The Fiscal Year 2011 budget included funding for education aid of $3.85 billion and also included $20.6 million of ARRA funds for education aid and $201 million of federal education jobs funds. The $4.072 billion in combined funds brings all school districts to the foundation level called for by 1993 education reform legislation, and is an increase of $30.85 million over the Fiscal Year 2010 amount of $4.042 billion.

In Fiscal Year 2010, cities and towns received $936.4 million in Unrestricted General Government Aid. The Fiscal Year 2010 budget eliminated lottery local aid and additional assistance and created a new local aid funding source called Unrestricted General Government Aid. This account is now the other major component of direct local aid, providing unrestricted funds for municipal use. The Commonwealth was projected to spend $898.9 million in Unrestricted General Government Aid in Fiscal Year 2011. This amount is $37 million lower than the total amount received in Fiscal Year 2010.

Medicaid. The Commonwealth's Medicaid program, MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elderly. The program, which is administered by the Executive Office of Health & Human Services ("EOHHS"), generally receives 50% in federal reimbursement on most Medicaid expenditures. ARRA increased the FMAP for expenditures made between October 1, 2008, and December 31, 2010 from 50% to between 56.2% and 61.59%. On Aug. 10, 2010, the President signed legislation containing a six-month extension of an enhanced match for FMAP programs. As a result, FMAP rates extended to June 30, 2011, beginning with a phase down to 58.77% in the third fiscal quarter of 2010, and ended at 56.88% in the fourth quarter.

For Fiscal Year 2011, nearly 35% of the Commonwealth's budget was devoted to Medicaid. It is the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. Medicaid spending from Fiscal Years 2006-11 grew by 6.3% on a compound annual basis. During the same period, Medicaid enrollment was estimated to have increased 3.7% on a compound annual basis, driven largely by eligibility expansions and the individual mandate prescribed by the 2006 health care reform legislation. The economic recession has additionally contributed to Medicaid membership increases from Fiscal Years 2009 to 2011

Fiscal Year 2011 estimated spending was $10.24 billion, which includes an assumed Fiscal Year 2011 deficiency figure of $587.6 million. The Governor approved supplemental legislation, totaling $587.6 million in additional funding for the program. The Governor's Fiscal Year 2012 budget recommendations included $10.340 billion for the MassHealth program, which was 0.9% higher than Fiscal Year 2011 estimated spending of $10.24 billion. The Fiscal Year 2012 proposed budget fully maintained eligibility for MassHealth and funds projected enrollment growth of 4.6%. The proposed budget would keep MassHealth costs affordable for the Commonwealth and members by maintaining appropriate discipline on rates, instituting new program integrity measures, and restructuring certain benefits.

Commonwealth Care. State health care reform legislation enacted in 2006 created the Commonwealth Health Insurance Connector Authority to, among other things, administer the new Commonwealth Care program, a subsidized health insurance coverage program for adults whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006. As of February 1, 2011 over 150,000 residents were enrolled in Commonwealth Care. The Fiscal Year 2011 budget included $822 million for Commonwealth Care and the Governor's proposed Fiscal Year 2012 budget provided equivalent funding.

On January 19, 2011, the Commonwealth received authorization to receive federal reimbursement for up to approximately $23.0 billion in state health care spending from Fiscal Year 2009 through Fiscal Year 2011, which allows the Commonwealth to spend up to $5.9 billion more over that three-year period than the previous waiver period from Fiscal Year 2006 through Fiscal Year 2008. It also enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including for Commonwealth Care's subsidized coverage of adults up to 300% of the federal poverty level).

Furthermore, the authorization restored $192.5 million in claiming authority for certain designated Commonwealth health programs whose federal authority was scheduled to phase down, in addition to new authority for federal reimbursement for certain health programs. The Commonwealth also received authority to receive federal reimbursement for up to $230 million in transitional payments for private hospitals in the Commonwealth, and approximately $216 million in additional supplemental funding for Cambridge Health Alliance. Under this authority, the Commonwealth made payments to seven acute hospitals that see a disproportionately high percentage of Medicaid and other subsidized patients.

Health Safety Net Trust Fund (formerly, the Uncompensated Care Pool). This program reimburses acute care hospitals and community health centers for eligible services provided to low-income uninsured and underinsured people. Success in expanding enrollment in health insurance through health care reform has resulted in decreased Health Safety Net utilization and payments. As compared to Fiscal Year 2007, payments sustained a record drop through Fiscal Year 2009 (from $661 million to $414 million). However, recent economic conditions have caused a modest increase in Health Safety Net usage.

The Fiscal Year 2011 budget included $420 million in dedicated resources for the Health Safety Net, including $320 million from hospital and insurer assessments and $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. The Division of Health Care Finance and Policy continues to monitor Health Safety Net service volume and costs, to update evolving trends relating to Trust Fund care demand. Projections will likely change as more data emerges regarding demand on the Health Safety Net, and a Health Safety Net shortfall of funding for Fiscal Year 2011 of $90 million to $125 million is anticipated. These projections are largely influenced by the current economic conditions and their effect on the Health Safety Net.

The Governor's proposed Fiscal Year 2012 budget recommended $420 million in dedicated resources for the Health Safety Net Trust Fund, including $320 million from hospital and insurer assessments, $70 million from supplemental payments made by other sources and a $30 million contribution from the Commonwealth General Fund. As in Fiscal Year 2011, a Health Safety Net shortfall of funding for Fiscal Year 2012 was anticipated ($100 million to $150 million) based upon current projections and considering current economic conditions.

Federal Health Care Reform. On March 23, 2010 the President signed into law a comprehensive national health reform measure, the Patient Protection and Affordable Health Care Act ("PPACA"). Many of the provisions that were passed in the PPACA are similar to the Massachusetts health care reform model including the introduction of a health insurance exchange, insurance market reforms, individual mandate requirements to ensure that individuals are accessing health insurance, and rules designed to encourage employers to contribute to health insurance for their employees. Unlike many other states, the Commonwealth will not need to devote new state funding to cover populations under the federal Medicaid expansions, as the Commonwealth is already providing coverage exceeding the new federal coverage levels.

Instead, PPACA will provide the Commonwealth with significant additional federal funding for the Commonwealth's health insurance programs for low-income individuals starting in 2014. The Commonwealth is aggressively analyzing this legislation to identify immediate funding opportunities and compliance requirements for the Commonwealth and begin planning for further adjustments needed as key provisions of national health care reform are gradually phased in.

Health Care Cost Containment. The Governor's Fiscal Year 2012 budget proposal also assumed growth in spending for the Commonwealth's health care coverage programs, including Medicaid, Commonwealth Care and the Group Insurance Commission, will be avoided in Fiscal Year 2012 based on new procurement and enrollment strategies expected to drive care to lower-cost settings. As noted above, with respect to Medicaid, other steps to control growth in costs are being taken. In the absence of these steps to control growth in costs, EOAF estimates that costs in the Commonwealth's health care coverage programs would grow by approximately $1 billion.

Public Assistance. Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible residents: transitional aid to families with dependent children ("TAFDC"); emergency assistance; emergency aid to the elderly, disabled and children ("EAEDC"); and the state supplemental benefits for residents enrolled in the federal supplemental security income ("SSI") program. In addition, the Commonwealth is responsible for administering the entirely federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in Fiscal Year 2008, the Commonwealth established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program. Total budgeted operating funds for the Department of Transitional Assistance were $814.2 million, $859.5 million and $724.5 million in Fiscal Years 2008, 2009 and 2010, respectively.

Federal welfare reform legislation enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for TANF. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the next five years, provided that the Commonwealth meets certain federal work requirements.

Under federal TANF program rules, Massachusetts must increase its current work participation rate from 16.7% to 50% for all TANF families and 90% for two parent families beginning in federal Fiscal Year 2007. Through Fiscal Year 2008, Massachusetts has been eligible under the federal program rules to lower the total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. In Fiscal Year 2008, Massachusetts was subject to a new methodology in determining the total annual caseload reduction credit that can be applied to the workforce participation target. Because the new methodology diminished the Commonwealth's ability to lower its workforce participation target, it established a new supplemental nutrition program. In February 2010, the Commonwealth was informed that, based on the caseload reduction credit for 2008, the revised target was 0%. Consistent with federal guidance in 2009, the Commonwealth's target participation rate for 2008 through 2011 would be the lower of the 2008 or 2009 targets. Based on the 0% for 2008, the targets for 2008 through 2011 were 0%. Since the supplemental nutrition program was no longer needed to enable the Commonwealth to meet its target, the program was suspended.

Other Health and Human Services. The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health, and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities, and environments through coordinated care. In Fiscal Year 2010 the Office of Health Services spent $1.121 billion and was projected to spend $1.146 billion in Fiscal Year 2011. In Fiscal Year 2010, the Department of Public Health spent $493.7 million and was projected to spend $496.8 million Fiscal Year 2011. In Fiscal Year 2010, the Department of Mental Health spent $614 million and was projected to spend $628.4 million in Fiscal Year 2011. In Fiscal Year 2010, the Division of Health Care Finance and Policy spent $13.4 million and was projected to spend $1.1 million Fiscal Year 2011.

Commonwealth Pension Obligations. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers of the cities, towns and regional school districts throughout the state. The Commonwealth assumed responsibility, beginning in Fiscal Year 1982, for payment of cost of living adjustments for all local retirement systems. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these systems and providing that systems fund future cost-of-living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers' Retirement Board. Investment of the assets of the state employees' and teachers' retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. The members of these state and local retirement systems do not participate in the federal Social Security System. The Commonwealth's employees' and teachers' retirement systems are partially funded by employee contributions of regular compensation, which rates vary depending on when the employee was hired.

On October 1, 2010, the Public Employee Retirement Administration Commission ("PERAC") released its actuarial valuation of the total pension obligation as of January 1, 2010. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $19.986 billion, including approximately $5.843 billion for the State Employees' Retirement System, $12.477 billion for the Massachusetts Teachers' Retirement System, $1.364 billion for Boston Teachers and $302 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2010 to be approximately $61.576 billion.

On March 10, 2011, PERAC released its actuarial valuation of the State Employees' Retirement System as of January 1, 2011. The unfunded actuarial accrued liability as of January 1, 2011 was approximately $4.998 billion. The valuation study estimates the total actuarial accrued liability to be approximately $26.243 billion, with total assets valued on an actuarial basis at approximately $21.245 billion.

On January 18, 2011, EOAF filed a new triennial schedule that would extend the deadline for amortizing the unfunded liability to zero from June 30, 2025 to June 30, 2040. The other assumptions underlying the new funding schedule include valuation of assets and liabilities as of January 1, 2010, an annual rate of return on assets of 8.25%, and an amortization growth rate of 5% to 6% during Fiscal Years 2013 to 2017. The Fiscal Year 2012 transfer included in that schedule is $1.478 billion, a $36 million increase over Fiscal Year 2011. Legislation filed by the Governor in conjunction with the new triennial schedule incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years. On the same day, the Governor filed legislation proposing pension reforms in addition to those adopted by the passage of pension reform legislation in 2009. The additional reforms include increasing the retirement ages, eliminating early retirement subsidies and increasing the period for average earnings from the highest three years to the highest five years for all new state employees. The legislation also incorporates the new pension funding amounts for the next six years rather than the statutorily required three, and requires that any adjustments to these amounts based on the next triennial schedule shall be limited to increases in the schedule amounts for each of the specified years. If enacted as filed, the legislation is expected by the Governor to generate savings over the next 30 years estimated at more than $3 billion for the Commonwealth and $2 billion for municipalities.

Higher Education. The Commonwealth's system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The operating revenues of each institution consist primarily of state appropriations and of student and other fees that may be imposed by the board of trustees of the institution. Tuition levels are set by the Board of Higher Education, and tuition revenue is required to be remitted to the State Treasurer by each institution. The board of trustees of each institution submits operating and capital budget requests annually to the Board of Higher Education. Fiscal Year 2010 spending on higher education equaled $845.6 million, and Fiscal Year 2011 spending was projected to be $936.9 million.

Capital Spending

EOAF maintains a multi-year capital spending plan, including an annual administrative limit on certain types of capital spending by state agencies. In October 2010, the Governor released a five-year capital investment plan for Fiscal Years 2011-2015, totaling nearly $18 billion. With the release of this plan, the Governor announced that the bond cap will be $1.625 billion for Fiscal Year 2011, plus $140 million in unused bond cap from Fiscal Year 2010, which has been carried forward to support spending in Fiscal Year 2011. The bond cap for Fiscal Year 2012 is projected to be $1.750 billion, and is projected to increase by $125 million in each subsequent fiscal year through Fiscal Year 2015.

The bond cap determination is based on the debt affordability policy, under which the Commonwealth sets the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For future fiscal years, 3% annual growth is assumed, which is the 10-year historic annual average growth in budgeted revenues. In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap to not more than $125 million through Fiscal Year 2015. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels.

Massachusetts Bay Transportation Authority ("MBTA"). The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds, notes and other obligations through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA's net cost of service (current expenses, including debt service, minus current income).

Beginning July 1, 2000, the Commonwealth's annual obligation to support the MBTA for operating costs and debt service was limited to a portion of the state sales tax revenues, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth's obligation to pay such prior bonds is a general obligation. As of December 31, 2010, the MBTA had approximately $675.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through Fiscal Year 2030, with annual debt service in the range of approximately $156 million to $134 million through Fiscal Year 2014 and declining thereafter.

Commonwealth Indebtedness

General Authority to Borrow. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

General Obligation Debt. The Commonwealth issues general obligation bonds and notes pursuant to Commonwealth law. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit are pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note. As of December 31, 2010, the Commonwealth had approximately $17.8 billion in issued and outstanding general obligation debt, of which $14.2 billion (80%) was fixed rate debt and $3.6 billion (20%) was variable rate debt. The Commonwealth's outstanding general obligation variable rate debt consists of several variable rate structures. Most of the outstanding variable rate bonds are in the form of variable rate demand bonds, which account for $1.6 billion of outstanding general obligation debt as of December 31, 2010. Other outstanding variable rate structures include London Interbank Offered Rate (LIBOR) index bonds, auction rate securities, and consumer price index bonds. Of the variable rate debt outstanding, the interest rates on $3.2 billion of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds.

Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $352 million, or approximately 2% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.

As of December 31, 2010, the Commonwealth had outstanding approximately $160.6 million ($84.8 million principal and $75.8 million discount) of variable rate "U. Plan" bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

The Commonwealth has issued general obligation bonds in the form of Build America Bonds ("BABs"), which were authorized under ARRA. The Commonwealth is entitled to receive a cash subsidy from the federal government equal to 35% of the investment payable on the BABs provided the Commonwealth makes certain required filings in accordance with applicable federal rules. Such interest subsidy payments are treated under federal law as overpayments of tax and, accordingly, are subject to offset against certain amounts that may be owed by the Commonwealth to the federal government or its agencies. The Commonwealth is obligated to make payments of principal and interest on the BABs whether or not it receives interest subsidy payments. As of December 31, 2010, the Commonwealth had approximately $2.1 billion of BABs outstanding.

The Commonwealth is authorized to issue short-term general obligation debt as RANs or bond anticipation notes ("BANs"). RANs may be issued in any fiscal year in anticipation of the receipts for that year and must be repaid no later than the close of the fiscal year in which they are issued. BANs may be issued in anticipation of the issuance of bonds, including special obligation convention center bonds. In addition, the Commonwealth currently has liquidity support for a $400 million commercial paper program which it utilizes regularly for cash flow purposes.

Special Obligation Debt

The Commonwealth Transportation Fund. The Commonwealth is authorized to issue special obligation bonds secured by all or a portion of revenues accounted to the Commonwealth Transportation Fund (formerly the Highway Fund). Revenues that are currently accounted to the Commonwealth Transportation Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. As of December 31, 2010, the Commonwealth had outstanding $413.9 million of such special obligation bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

On December 23, 2010 the State issued approximately $576.1 million of special obligation bonds secured by a pledge of certain revenues credited to the Commonwealth Transportation Fund to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. The Commonwealth elected to issue such bonds as BABs (approximately $419.8 million) and Recovery Zone Economic Development Bonds ("RZEDBs")

(approximately $156.4 million) for purposes of ARRA. Such election entitles the Commonwealth to receive cash subsidy payments from the federal government equal to 35% of the debt service payable on the BABs and 45% of the debt service payable on the RZEDBs provided, in both cases, the Commonwealth makes certain required filings in accordance with applicable federal rules.

Convention Center Fund. The Commonwealth is authorized to issue $694.4 million of special obligation bonds for the purposes of a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are to be payable from moneys credited to the Boston Convention and Exhibition Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston, tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. In June 2004, $686.7 million of special obligation bonds were issued, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities. Of this, $638.7 million is still outstanding as of December 31, 2010.

Federal Grant Anticipation Notes. The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project ("CA/T Project") in anticipation of future federal reimbursements. The notes are not general obligations of the Commonwealth. The notes mature between Fiscal Year 2006 and Fiscal Year 2015. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from state appropriations. As of December 31, 2010, $711.8 million of such notes remained outstanding. The lien securing such notes has been closed to further issuance.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds to fund a portion of the Commonwealth's accelerated structurally deficient bridge program. Similarly to the notes issued for the CA/T Project, the Commonwealth expects to pay interest on the notes for the bridge program from Commonwealth appropriations. As of December 31, 2010, $100 million of such notes was outstanding.

The $100 million of junior-lien grant anticipation notes were issued as BABs. Under current law, such payments received by the Commonwealth are required to be deposited in the Commonwealth General Fund and thus do not secure the notes. EOAF intends to seek legislative authority to provide that such payments will be pledged to secure the notes.

Litigation

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Health Care for All v. Romney et al. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth's administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth's administration of the program fails to comply with federal Medicaid law. In February 2006, the trial court entered judgment against the Commonwealth on three counts of the plaintiffs' complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth developed and implemented a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Court oversight of the remediation plan ended in February 2011.

Rosie D. et al v. The Governor.  In January 2006, the trial court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment ("EPSDT") provisions of federal Medicaid laws. In 2007, the trial court adopted the defendants' proposed remedial plan, with some modifications, and subsequently entered judgment in accordance with that modified plan. The Commonwealth did not appeal from that judgment and had begun implementation of its remedial plan. The plan originally contemplated full implementation by June 30, 2009, but, on the Commonwealth's motion, the court modified the judgment to extend the date for full implementation to November 30, 2009. In January 2009, the court allowed plaintiffs' motion for $7 million in legal fees. The cost of implementation is likely to exceed $20 million annually beginning in Fiscal Year 2009. Although the Commonwealth paid the plaintiffs' attorneys approximately $7.1 million in court-approved fees, plaintiffs are entitled to submit additional petitions for recovery of attorneys' fees incurred post-judgment through the end of the remedial plan implementation period (July 2012). In late May 2010, plaintiffs moved the court for payment of approximately $1.48 million in attorneys' fees for monitoring the implementation of the judgment during the period from January 1, 2007, through June 30, 2009. Defendants' counsel filed an objection to approximately $250,000 of the fees requested. The court issued an order reducing defendants' attorney fees by $50,000.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al. The Disability Law Center ("DLC") filed suit against the Department of Correction ("DOC") and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the U.S. Constitution and certain federal statutes. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness which, if adopted, would cover a large percentage of DOC's segregation population. On July 31, 2009, DOC filed, under seal, a superseding draft settlement agreement that contemplates appropriate services to inmates with serious mental illness while taking account of the Commonwealth's current budgetary constraints. The DLC rejected DOC's settlement offer. In November 2009, the parties filed separate status reports with the court reporting a cessation of their settlement discussions and, consequently, the need for a trial date. The court set a trial date of June 6, 2011, which was expected to be extended because discovery remains ongoing.

Harper et al. v. Massachusetts Department of Transitional Assistance. Plaintiffs seek to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Department of Transportation Assistant ("DTA"). Plaintiffs allege that the way DTA administers its programs has the effect of preventing persons with disabilities from having equal access to DTA's benefits and services, and therefore violates the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the DTA's policies and procedures as well as to information and telephone systems. DTA has answered the complaint, and the parties are conducting discovery. Although the existence and scope of liability are contested by DTA, the cost of implementing the changes demanded by the plaintiffs could cost millions of dollars. As a result of an August 2010 court order, the case is stayed while the parties engaged in mediation.

Kristy Didonato, et al. v. Department of Transitional Assistance, et al. (Didonato I and Didonato II). These are consolidated class actions challenging DTA's practices and procedures relating to emergency shelter placements and, more specifically, its practices and procedures relating to the placement of families in shelters that are located more than 20 miles from their home communities. In October 2006, the Housing Court allowed the plaintiffs' motion for partial summary judgment on the systemic notice and hearing claims in Didonato I and II. Following the court's decision, DTA worked with plaintiffs' counsel to implement the court's partial summary judgment decision and also initiated settlement discussions to resolve the remaining claims in the consolidated complaints. In 2009, plaintiffs' counsel moved to expand plaintiffs' requested relief to include a demand that DTA adopt a policy requiring that motel placements be used to avoid placing families with school-age children in shelters that are more than 20 miles from their home communities. The program costs related to implementing such a requirement potentially could exceed $20 million. On July 1, 2009, the emergency shelter program was transferred from DTA to another state agency, the Department of Housing and Community Development.

Massachusetts Community College Council, Inc., et al. v. Board of Higher Ed., et al. A group of individual plaintiffs and the employee organizations to which they belong brought this action for relief, challenging the Commonwealth's criteria for eligibility to enroll in Group Insurance Commission ("GIC") health insurance coverage and for the payment of a pro-rata contribution for non-eligible employees who obtain health insurance coverage through the

Connector Authority. The complaint was filed in late November, 2009, and the defendants answered on February 12, 2010. While the case is not a class action, if the plaintiffs prevail, it is expected that the Commonwealth would likely make similarly situated persons eligible for coverage or contribution. If plaintiffs obtain rights to enroll in GIC health care coverage, those who would become eligible for enrollment in GIC health insurance coverage might also successfully argue for pension benefits in a separate, subsequent proceeding. It is not possible, at this time, to accurately estimate the costs that would be incurred if the plaintiffs prevail.

Finch, et al. v. Health Insurance Connector Authority, et al. Plaintiffs challenge a 2009 statute that excludes from the Commonwealth Care program those individuals who are alien residents with special status ("AWSS"). Many members of the AWSS population are otherwise eligible for subsidized insurance through the Commonwealth Care program. The Commonwealth established a less expensive program to cover much of the AWSS population with health insurance. The lawsuit does not ask for retroactive relief, but seeks to have the individuals reinstated to the Commonwealth Care program. On May 6, 2011, the Supreme Judicial Court issued a decision in which it held that the Massachusetts statute constitutes a suspect classification that is subject to strict scrutiny under the Massachusetts Constitution. The Supreme Judicial Court did not reach the question whether this restriction on Commonwealth Care eligibility would satisfy strict scrutiny, but remanded the matter for further proceedings. It is possible that the Supreme Judicial Court's decision will have implications for other public benefit programs. If plaintiffs succeed on their claims, and the Legislature makes no other changes to eligibility requirements, the Commonwealth could incur more than $100 million in additional costs for covering special status immigrants through Commonwealth Care per fiscal year. This is a conservative estimate based on projected average program costs and will be refined as updated cost and enrollment information for special status immigrants becomes available.

Connor B., ex rel. Vigurs, et al. v. Patrick, et al. This is a class action in which plaintiffs allege that the Commonwealth's foster care system violates numerous of the foster children's constitutional and statutory rights for various reasons. The trial court denied the defendants' motion to dismiss the lawsuit and, in late February 2011, granted the plaintiffs' motion for class certification. The case is now moving into the discovery phase. If plaintiffs succeed in achieving all of the declaratory and injunctive relief they seek, the Commonwealth could be required to expend millions of dollars in increased foster care reimbursement payments, personnel costs and services.

Carol Surprenant v. Massachusetts Turnpike Authority. Plaintiff originally sued the Massachusetts Turnpike Authority ("MTA") and the Massachusetts Port Authority ("MassPort") on behalf of a purported "class" consisting of all toll-payers at the Tobin Memorial Bridge and the Sumner and Ted Williams Tunnels who use E-Z Pass or Fast Lane transponders but do not qualify for the so-called "Resident Discount Programs." The plaintiff claims that the "Resident Discount Programs" are unconstitutional. The MTA and MassPort filed a motion to dismiss the complaint. On March 4, 2010, the trial court allowed, in part, their motion to dismiss under the federal Privileges and Immunities Clause and denied it, in part, as to the claim under the federal Commerce Clause. The court authorized a 90 day period for discovery, followed by supplemental briefing. On April 5, 2010, plaintiff filed an amended complaint, adding the Massachusetts Department of Transportation ("MassDOT") as a defendant. MassDOT answered the amended complaint by denying all claims, and by asserting that the claims against it are barred by the Commonwealth's sovereign immunity, and by the fact that neither the Commonwealth nor MassDOT is subject to suit under the Constitution. In February, 2011, the court granted MassDOT's motion and dismissed the case.

Sandra Murphy, et al. v. Massachusetts Turnpike Authority. Plaintiffs filed suit against the MTA on behalf of a purported class consisting of all toll payers within the Metropolitan Highway System ("MHS") alleging that the use of toll money collected in some parts of the MHS to fund operations, maintenance and debt service for other parts of the MHS is an unconstitutional tax. Plaintiffs' complaint does not specify damages but does allege that from July 2006 through June 2009 the MTA charged users of the toll roads $440 million more than the toll roads actually cost. The MTA filed a motion to dismiss seeking to dismiss all counts of the complaint. On January 18, 2011, the trial court granted the MTA's motion to dismiss, but reported the case to the appellate court for determination of the correctness of its decision.

Medicaid Audits and Regulatory Reviews

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The Federal Health Care Financing Administration (now, Centers for Medicare and Medicaid Services ("CMS")) asserted in June 2000 that the portion of the Medicaid program funded by the Commonwealth's Health

Safety Net Trust Fund might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth's assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. By the end of Fiscal Year 2011, the Commonwealth will have collected an estimated $4.997 billion in acute hospital assessments since 1990 and an estimated $1.877 billion in surcharge payments since 1998

In re: Disallowance of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for Federal Financial Participation ("FFP") totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center ("BMC"), Cambridge Health Alliance ("CHA") and UMass Memorial Health Care, Inc. ("UMMHC") hospitals attributable to dates of service on or before Fiscal Year 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of an Office of the Inspector General ("OIG") audit. EOHHS returned $9 million in FFP based on its own update of projected payment limits. In February 2011, CMS sent EOHHS a Notice of Disallowance of $25.544 million.

Commonwealth v. Sebelius (referred to as In re: Disallowance by the U. S. Department of Health and Human Services Centers of Medicare and Medicaid Services. On March 20, 2008, CMS issued a notice of disallowance of approximately $87 million in FFP. As the basis for the disallowance, CMS cited the final findings of an audit conducted by the OIG of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth appealed the CMS disallowance to the Departmental Appeal Board of the U. S. Department of Health and Human Services. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court. On March 24, 2010, the district court entered judgment for the United States. The parties subsequently entered into a settlement agreement which provides that CMS retain the approximately $86.6 million FFP and forgo any further disallowance actions for other similar FFP claims.

Boston Medical Center Corp. and Boston Medical Center Health Plan, Inc. v. Secretary of the Executive Office of Health and Human Services. Plaintiffs filed suit in July 2009 claiming that they are owed at least $127.6 million in additional payments by the Commonwealth's Medicaid program for Fiscal Year 2009. First, plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the Boston Medical Center ("BMC") hospital and managed care organization entities and that, if the rates for that year were increased to levels that BMC seeks, it would be entitled to an additional $120.9 million for Fiscal Year 2009. Second, BMC also alleges that it is entitled to an additional $6.7 million in net supplemental payments for Fiscal Year 2009 under the so-called Health Care Reform Act. Defendant filed an answer denying all claims. On December 20, 2010 the court granted the defendant's motion to dismiss all of the plaintiffs' claims. Plaintiffs have filed a notice of appeal.

Holyoke Medical Center, Inc., et al. v. Secretary of the Executive Office of Health & Human Services. Six community hospitals that mainly serve patients covered by state and federal public insurance plans filed suit in December 2009 claiming that they are owed at least $115.9 million by the Commonwealth's Medicaid program. Plaintiffs allege that the Commonwealth was obligated to set higher Medicaid reimbursement rates for services provided to Medicaid clients by the six plaintiff hospitals On December 20, 2010, the court granted the defendant's motion to dismiss all of the plaintiffs' claims. Plaintiffs have filed a notice of appeal.

Environmental Matters

Boston Harbor Cleanup. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency ("EPA") alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. See United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewage District. The Massachusetts Water Resources Authority ("MWRA"), successor in liability to the Metropolitan District Commission ("MDC"), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The total cost of construction of the wastewater facilities required under the Court's order, not including combined sewer overflow ("CSO") costs, was approximately $3.8 billion. The MWRA has also spent approximately $730 million in developing and implementing the CSO plan and its projects. Thus, the cost of construction of water treatment facilities required under the court's order has now amounted to approximately $4.53 billion. Going forward, the MWRA anticipates spending an additional $148 million on remaining design and construction work on CSO projects. These figures do not include routine ongoing costs, such as maintenance expenses and capital spending for plant and system retrofits, and replacements.

Wellesley College v. The Commonwealth. Wellesley College (the "College") is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College funded a clean-up of hazardous materials at the campus and the northern shoreline of Lake Waban expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth include groundwater contamination and clean up of Lake Waban itself, for which the Department has approved a temporary solution, reviewable every five years. If a full clean up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth is engaged in preliminary discussions regarding natural resource damage at the Massachusetts Military Reservation on Cape Cod. The Commonwealth's Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

The Arborway Committee v. Executive Office of Transportation et al. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, is seeking to compel the Commonwealth to restore electric light-rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route (known as the Arborway Line) was discontinued in 1984. The plaintiff claims that the Commonwealth's failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The trial court granted the Commonwealth summary judgment on statute of limitations grounds, and the plaintiffs appealed. In January 2011, the appellate court affirmed the dismissal of the case.

Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail, including Feeney, et al. v. Dell, Inc. v. Commissioner of Revenue, DIRECTV, Inc. v. Commonwealth of Massachusetts Department of Revenue, and Vodaphone Americas, Inc. v. Commissioner of Revenue. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth. Approximately $110 million in contingent liabilities existed in the aggregate in the tax cases pending before the Appellate Tax Board, the Appeals Court or the Supreme Judicial Court.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et. al. This matter arises under the MSA. Under the MSA, original participating manufacturers ("OPMs") and subsequent participating manufacturers ("SPMs" and together with the OPMs, "PMs") are subject to a number of payment adjustments. One such adjustment is the non-participating manufacturer ("NPMs") adjustment, which can be triggered in the OPMs suffer a specified market share loss as compared to the OPMs' market share base in 1997. Because the OPMs suffered the requisite loss in 2003, 2004, 2005 and 2006, they are seeking to reduce the amount of payments they made in each of those years. Under the MSA, a nationally recognized economic firm (the "Firm") must make a determination that the disadvantages experienced by the PMs as a result of complying with the MSA were a significant factor relating to their market share loss in each relevant year. Even if this finding is made, the payment adjustment can still be avoided if it is determined that the participating states diligently enforced their NPM escrow statutes. The Firm, for each year, concluded that the first finding had been made and the OPMs moved to have the payment adjustments enforced. This has been deferred while the determination on whether the states, including Massachusetts, diligently enforced their NPM escrow statutes. Certain PMs have made annual payments to Massachusetts, while others have withheld payments until a decision on the enforcement of the Commonwealth's NPM escrow statute has been reached.

In early July, 2010, a three judge panel of arbitrators was seated to hear the 2003 NPM Adjustment arbitration between Massachusetts and the other participating states, and the PMs. The matter is currently in the discovery stage.

In January 2009, the Commonwealth and other settling states entered into an arbitration agreement with the OPMs. Broadly stated, the agreement provides for a national arbitration proceeding to resolve the ongoing NPMs adjustment disputes. As consideration for the states' assets to this agreement, the OPMs agreed, among other things, to release the funds withheld from the April 2008 MSA payments in connection with the 2005 NPM adjustment dispute. Notwithstanding this release of funds, the OPMs continue to contest the states' diligent enforcement of their escrow statutes. As a result of this agreement, on February 26, 2009, the Commonwealth received approximately $22 million in withheld 2005 MSA payments.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al. This case arises out of a challenge to the MSA that was initiated in 2002 by a group of NPMs. These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States' escrow statutes and NPM enforcement actions violate the U.S. Constitution and federal law. In April, 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Plaintiffs also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U. S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. Discovery is complete. Summary judgment briefs were filed in September 2009, and oral arguments were heard in April 2010.

Other Litigation

Perini Corp., Kiewit Constr. Corp., Jay Cashman, Inc., d/b/a Perini - Kiewit - Cashman Joint Venture v. Commonwealth. In several related cases and potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution, including the Superior Court and the Central Artery Tunnel Project Dispute Review Board panel. The panel issued decisions on some of the claims, awarding plaintiffs approximately $67 million on claims of approximately $96 million. Those decisions are now the subject of further court proceedings. Plaintiffs also still have in excess of $68 million in claims pending.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management.. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. The total amount claimed was approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors). The case has been settled for $19.5 million.

Local 589, Amalgamated Transit Union, et al. v. Commonwealth of Massachusetts, et al. In a class action complaint filed in September 2009, ten separate union organizations and numerous MBTA employees and retirees challenge various provisions in the transportation reform legislation that alter the requirements for employee pension eligibility, transfer the MBTA employees' and retirees' health insurance coverage to Group Insurance Commission plans, increase the percentage of health insurance premiums to be paid by MBTA employees and retirees and foreclose collective bargaining of group insurance coverage. Plaintiffs claim that the changes effected by the statute violate federal labor protective agreements, unconstitutionally impair union and other contracts, and effect an unconstitutional taking of property. On December 24, 2009, the trial court denied the plaintiffs' request for a preliminary injunction regarding the first round of health insurance transfers, which took place on January 1, 2010. Both the Commonwealth and the MBTA have filed answers. The parties have served cross-motions for partial summary judgment regarding the health-insurance claims. On April 15, 2011, the trial court granted summary judgment for the defendants.

OPEIU, Local 6 and the Massachusetts Trial Court. On May 7, 2010, the union representing court clerical and professional employees received an arbitrator's award on two grievances involving the nonpayment of negotiated salary increases for bargaining units of court clerical and professional employees . Despite the lack of appropriations by the Legislature, the arbitrator concluded that the trial court was obligated to pay increases in the second and third years of a collective bargaining agreement covering the period July 1, 2007, through June 30, 2010, because the Legislature had funded a wage increase for the first year of the agreement. On October 18, 2010, the union, which won an arbitration award requiring the trial court to pay its clerical and professional employees wage increases totaling approximately $40 million, filed a petition to enforce the arbitration award. The Commonwealth has filed a motion to stay, which the union has opposed. The union has also filed an unfair labor practice charge with the Division of Labor Relations alleging that the Commonwealth's failure to comply with the arbitration award violates the Constitution and is seeking payment of the award. The trial court and the union subsequently settled this matter. Under the terms of the settlement agreement, the Trial Court will use operating funds for Fiscal Year 2011 to place the subject employees at the correct pay level effective as of the pay period that began on March 13, 2011. The Governor included certain funds for employees' wages in a supplemental budget, including retroactive payments from July 1, 2010 to March 12, 2011. The remainder of the retroactive wage payments will be paid out in increments from the court's budget by Fiscal Year 2015. The lawsuit is currently stayed by agreement of the parties and will be withdrawn upon passage of the supplemental budget. The charge before the Division of Labor Relations will be withdrawn by the union upon the parties' negotiation of a successor collective bargaining agreement.

Howe v. Town of North Andover, et al. A lawsuit was filed in late January 2010, naming twenty Massachusetts State Police officers or employees and three Essex Sheriff officers or employees as defendants. The lawsuit arises out of a death at a sobriety checkpoint allegedly organized and/or staffed by the Massachusetts State Police, Essex Sheriff's Department and the North Andover Police Department. The lawsuit alleges wrongful death, civil rights violations, negligence and other claims. At this time no determination has been made as to the merits of the claims against the defendants.

Minnesota

Demographic and Economic Information

State resident population grew at an average annual compound rate of 1.2% from 1990 to 2000, increasing from approximately 4.39 million to 4.934 million. U.S. population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2007, the State's population grew at an annual compound rate of 0.8% as compared to 1.0% for the nation. The State's population grew 0.7% between 2008 and 2009, compared to 0.9% in the United States. Total population in Minnesota at the end of 2009 was approximately 5.27 million people.

Since 1990, State per capita personal income has usually been within 10% of national per capita personal income and has generally remained above the national average. In 2009, Minnesota per capita personal income of $41, 552 was 106.2% of its U.S. counterpart at $39,138, and ranked highest in the twelve-state north central region. From 2008 to 2009, personal income declined by 2.6%. There have been several major shocks to the global economy during the first half of 2011. Those shocks have left forecasters less optimistic about U.S. economic growth than they were as little at the end of 2010. The combination of geo-political unrest through much of the Middle East, materially high oil prices, a disruption to global supply chains caused by the Japanese earthquake and tsunami, and the recent developments in the European sovereign debt saga, led most forecasters to cut-back their outlook for the first half of 2011. Global Insight Inc., Minnesota's macro-economic consultant, reduced its forecasted gross domestic product growth rate to 2.8% for 2011 while keeping their projected growth rate for 2012 at 2.9%.

Another measure of the vitality of the State's economy is its unemployment rate. In 2007, the State's unemployment rate averaged 4.6%, the same as the national average. The 2008 average unemployment rate was 5.4%, compared to 5.8% nationally. Minnesota lost over 150,000 jobs since the economic recession started in 2008. At its low point, State employment was 5.4% below its pre-recession high. In 2009, the State's unemployment rate averaged 8.0%, compared to 9.3% nationally. Since September 2009, there has been a slow, gradual increase in the number of jobs in the State, and by February 2011 payroll employment in Minnesota was 23,000 above its low point during the recession. Even after this increase, however, State employment is still 4.6% less than when the recession began. Minnesota's job losses, however, were less than the U.S. average over the same period. Nationally, payroll employment in February 2011 was 5.4% below its December 2007 high. Most believe the national unemployment rate will continue at an uncomfortably high level for an extended period, remaining above 7% until late 2014. While all the necessary ingredients for increased hiring appear to be in place, to this point at least, job growth remains well below what normally occurs as the economy recovers from a recession.

Overall employment growth in the nation exceeded the State's employment growth from 2000 to 2008 by 1.8%. Minnesota non-farm employment, however, grew 4.2%, as opposed to 5.9% nationally from 2003 to 2007, but grew only 2.8% overall from 2000 to 2008. State non-farm employment fell by 3.9% in 2009 and 0.7% in 2010. It is expected to grow 1.0% in 2011, 1.9% in 2012 and 2.0% in 2013. Minnesota's health care and private education sector was the only major sector of the economy to add employment since the recession began. On a percentage basis, Minnesota's job losses in manufacturing, state and local government, and other services including financial services, information, wholesale trade, and transportation were less than the those nationally, while losses in the construction, retail, and leisure and hospitality sectors exceeded the U.S. average.

In 2009, manufacture of durable goods comprised 6.9% of total State employment, with manufacture of non-durable goods at 4.1%. In 2009, 43.0% of the State's non-durable goods employment was concentrated in food manufacturing, which relies heavily on renewable resources in Minnesota. The largest employment sector was education and health services, at 16.8%, followed by government at 15.4% and trade at 15.0%. In 2009, the manufacture of computers and electronic products constituted 25.1% of the State's durable goods employment sector, as compared to 15.5% nationally. Although agriculture makes up only 2.4% of Minnesota's total employment, compared with 1.6% nation-wide, over half of the State's acreage is devoted to agricultural purposes. Mining is currently a less significant factor in the State economy than it once was. However, the State retains vast quantities of taconite as well as copper, nickel, cobalt, and peat, which may be utilized in the future.

State Budget and Financing

Budgeting Process. The State's constitutionally prescribed fiscal period is a biennium, and the State adopts budgets on a biennial basis. The biennium begins on July 1st of the odd numbered year and runs through June 30th of the next odd numbered year. The biennium that began on July 1, 2007 and which ended on June 30, 2009, is referred to herein as the "2007-09 Biennium." The biennium which began July 1, 2009 and ended on June 30, 2011 is referred to herein as the "2009-11 Biennium." The biennium which began on July 1, 2011 and will end on June 30, 2013, is referred to herein as the "2011-13 Biennium." Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium.

The State's biennial budget appropriation process relies on revenue and expenditure forecasting, updated throughout the biennium, as the basis for establishing aggregate revenue and expenditure levels. Risks are inherent in the revenue and expenditure forecasts. Assumptions about U.S. economic activity and federal tax and expenditure policies underlie these forecasts. In the forecasts it is assumed that existing federal tax law and current federal budget authority will remain in place. Reductions in federal spending programs may affect State spending. Finally, even if economic and federal tax assumptions are correct, revenue forecasts are still subject to other variables and some normal level of statistical deviations.

The State Constitution authorizes public debt to be incurred for the acquisition and betterment of public land, buildings and other improvements of a capital nature or for appropriations or loans to State agencies or political subdivisions for this purpose, as the Legislature may direct, and to finance the development of the agricultural resources of the State by extending credit on real estate security, as the Legislature may direct. All such debt is evidenced by the issuance of State bonds maturing within 20 years of their date of issue, for which the full faith and credit and taxing powers of the State are irrevocably pledged. There is no limitation as to the amount or interest rate of bonds that may be authorized for these and certain other purposes.

General Operating Funds. The State Constitution requires the State to maintain a bond fund (the "Debt Service Fund") and provides that when the full faith and credit of the State has been pledged for the payment of State general obligation bonds the State's auditor is required to levy each year a tax on all taxable property in the State in the amount needed, if any, with the balance then on hand in the Debt Service Fund, to pay all principal and interest due and to become due on such bonds through July 1 of the second ensuing year.

The State's general fund (the "State General Fund") accounts for all financial resources except those required to be accounted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State's GAAP based Comprehensive Annual Financial Report ("CAFR").

The primary difference is the recognition of accruals, reimbursements, deferred revenue, intrafund transactions and the budgetary basis of accounting for encumbrances. In the modified accrual basis used in the CAFR, expenditures are recognized when goods or services are received regardless of the year encumbered. In budgetary fund statements, encumbrances are recognized as expenditures in the year encumbered. The budgetary fund statements do not represent the State's official financial report but rather are prepared as a supplement to the budget documents.

The cash flow account (the "Cash Flow Account") was established in the State General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute.

The budget reserve account (the "Budget Reserve Account") was established in the State General Fund as a separate special account for the purpose of reserving funds to offset budget shortfalls during economic downturns. Funds in the Budget Reserve Account may be spent in the event that projected State General Fund receipts will be less than forecast, and the amount of resources available for the remainder of the biennium will be less than needed to cover authorized spending. Funds in the Budget Reserve Account may be used, after legislative consultation, to the extent needed to balance expenditures with revenues. The amount and use of funds from the Budget Reserve Account and its replenishment are governed by statute.

Fiscal Matters

2007-09 Biennium Budget. In February 2008, net non-dedicated revenues for the 2007-09 Biennium were forecast to total $31.73 billion, with receipts from individual income taxes totaling $15.345 billion, which was lower than those expected in 2007 due to slower growth in wages and declines in no-wage income. Sales tax receipts were forecast to be $9.145 billion. Corporate income taxes were forecast at $1.760 billion. Motor vehicle sales tax receipts were projected to total $293 million. Statewide property tax receipts were expected to be $1.442 billion, and other non-dedicated revenues were projected to total $2.223 billion.

Expenditures for the 2007-09 Biennium were forecast to total $34.718 billion in February 2008. K-12 education accounted for 40% of the total State General Fund expenditure. The remaining bulk of spending was for increased costs in Minnesota's Medicaid program—28% of authorized available funds were spent on the program, an increase of $235 million from previous forecast levels for Health and Human Services spending. Cash flow accounts remained the same across the 2007 and 2008 forecasts at $350 million, and budget reserves decreased by $33 million.

2007-09 Biennium Update. During the 2008 session, the Legislature enacted a number of significant revenue and appropriations measures in the State General Fund and other State funds for the 2007-09 Biennium, including approving the inclusion of a proposal on the November 2008 ballot to increase the State's general sales tax by 3/8 of 1%. In addition, $110 million of balances in other funds also provided revenues that contributed to budget balancing for the 2007-09 Biennium, the largest among these a $50 million transfer from the State's Health Care Access Fund. The Legislature made certain tax law changes that expand the State's collection of revenue from foreign operating corporations, which was expected to increase corporate tax revenue by $109 million in the 2007-09 Biennium. The Legislature also reduced State General Fund spending by $125 million compared with the February 2008 forecasts through increased spending initiatives but reduced previously appropriated amounts for most agencies. In particular, health and human services spending was reduced by $172 million. Planning estimates for the 2009-11 Biennium, based on the February 2008 forecast, indicated that there would be a structural shortfall of $946 million, meaning that projected total revenues would be lower than total expenditures. The Legislature also implemented certain spending changes that were to affect commitments to provide property tax aid to counties and cities as well as individual homeowners.

In November 2008, revised forecasts of State General Fund revenues and expenditures for the 2007-09 Biennium were released. The recession was forecasted to reduce revenues and add slightly to expenditures. Revenues were expected to fall $412 million (1.3%) below prior estimates. Actual receipts for Fiscal Year 2008 were $398 million (2.4%) more than forecast, but receipts for Fiscal Year 2009 were then expected to fall $810 million (4.9%) below earlier projections. Receipts from the individual income tax, sales tax, and the corporate income tax were estimated to decline by 1.9%, 1.6% and 3.1% respectively. When combined with small increases in spending, the result was an estimated $426 million deficit for the 2007-09 Biennium. Based on the revised forecasts, actions were taken to balance the 2007-09 Biennium's budget. This was done by first using all of the funds in the Budget Reserve

Account and then by a reduction in transfers and unexpended allotments from the State General Fund. These actions reduced the Fiscal Year 2009 deficit to $42.2 million. To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million. A voluntary reduction of $2.2 million was also made by the State's legislature.

As a result of federal stimulus legislation, the American Recovery and Reinvestment Act ("ARRA"), the total projected reduction in Fiscal Year 2009 State General Fund obligations for the Federal Medical Assistance Program ("FMAP") was $464 million. A decline in forecast revenues of $291 million was partially offset by a decline in forecast expenditures of $63 million. Between November 2008 and January 2009 receipts from the individual income tax, the sales tax, and the corporate income tax were all below forecast. Final 2007-09 Biennium State General Fund revenues were projected to be $32.23 billion, and State General Fund expenditures were forecast to be $33.89 billion. The projected balance for June 30, 2009 at the end of the 2009 Legislative session was $236 million (unreserved), a Cash Flow Account of $350 million and a Budget Reserve Account of $0.

2009-11 Biennium Budget. In November 2008, a forecast for the 2009-11 Biennium was released. 2009-11 Biennium revenues were forecast to be $579 million (1.8%) below levels forecast for the 2007-09 Biennium. Total revenues were forecast to decline 9.4% below previous estimates, reducing projected revenues for the 2009-11 Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in health and human services, increased the estimated budget deficit for the 2009-11 Biennium to $4.847 billion. The forecast indicated that about 40% of the decline in revenues from the 2007-09 Biennium was due to the economic downturn. The remainder was caused by revenue reductions already included in previous estimates.

2009-11 Biennium Update. Revised forecasts of State General Fund revenues and expenditures for the 2009-11 Biennium were prepared at the end of February 2009. The shortfall for the 2009-11 Biennium was projected to be $4.570 billion. A reduction in health and human services spending of $1.359 billion due to ARRA funds was almost completely offset by other underlying forecast changes. State General Fund revenues were expected to be $1.166 billion less than projected in November 2008. The forecasts for all three major taxes were reduced. Forecast spending increased $152 million primarily due to increased caseloads in the health and human services area.

ARRA was signed into law on February 17, 2009 by President Obama. ARRA is a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other federal programs. The State expected to receive a total of $4.6 billion in ARRA funds. Of this amount, $2.6 billion was allocated to offset State General Fund spending in the 2009-11 Biennium. The additional $2.0 billion in ARRA funds was for competitive or formula grants for a variety of infrastructure and program categories including transportation and energy projects.

During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the State General Fund and other funds for the 2009-11 Biennium. The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the 2009-11 Biennium. The approved budget reflected little change in State General Fund revenues from the February 2009 forecast for the 2009-11 Biennium. The Legislature proposed tax increases and fee adjustments that would increase revenues by $1 billion. The Governor and Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Without these proposed changes, forecast revenues for the 2009-11 Biennium increased by $225 million from forecast levels, primarily reflecting increases in non-tax revenues and transfers.

Giving effect to enacted legislative changes, State General Fund resources were expected to total $31.463 billion. 2009-11 Biennium revenues, excluding the balance brought forward from the 2007-09 Biennium, were estimated to be $30.925 billion. State General Fund expenditures after session actions were forecasted to be $33.789 billion. Budgeted revenues and expenditures were expected to leave an estimated State General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

Because the 2009-11 Biennium budget was not balanced at the end of the 2009 Legislative session, the Governor announced that he would act to balance the budget for the 2009-11 Biennium. The actions necessary to implement the executive branch action plan were completed on August 7, 2009 and totaled $2.68 billion. They included $695 million in spending cuts, the greatest being $300 million in local aids and credits and $210 million in health and human services.

The February 2010 revised forecast of State General Fund revenues and expenditures for the 2009-11 Biennium projected a budget deficit of $994 million. Forecast revenues were expected to be less than at the end of the 2009 legislative session including executive actions. Changes in individual income taxes showed the largest decrease. Corporate income taxes were projected to be slightly higher than estimates at the end of session. All other resources were lower than previous estimates with income tax reciprocity contributing to the decline. Projected spending for the 2009-11 Biennium was $228 million lower than estimates made at the end of the 2009 legislative session. Total spending was projected to be $31.102 billion. The Cash Flow Account remained at $350 million and the Budget Reserve Account remained at zero.

Legislative action concluded in a one day special session following the end of the regular session. The Legislature eliminated the $3.425 billion deficit, leaving a State General Fund balance of $5.6 million projected for the end of the 2009-11 Biennium. Most of the Governor's $2.4 billion of voided unallotments were ratified and enacted into law. An additional $1 billion of revenue and expenditure changes were adopted to eliminate the remaining deficit. Legislative actions affecting State revenues were limited. Legislatively enacted changes reflect a $534 million increase in State General Fund resources that included a $357 million increase in transfers from other funds and non-tax revenue sources. There were no significant changes to State taxes; however, $152 million of sales and corporate franchise tax refunds forecast to be paid in Fiscal Year 2011 is required by law to be delayed until Fiscal Year 2012.

Beyond reductions ratifying the $2.4 billion in previously proposed Governor's unallotments, additional spending reductions of $380 million were enacted. Of this amount, $219 million reflected savings in Fiscal Year 2011 K-12 education payment shifts. Additional reductions to property tax aids and credits and higher education totaled $152 million, and reductions to all other spending areas yielded $18 million. The Cash Flow Account was reduced from $350 million to $266 million. Statutory provisions remain in place directing that any future forecast State General Fund balances must be allocated first to restoring the Cash Flow Account to $350 million and, second, to restoring the Budget Reserve Account to $653 million.

Planning estimates for the 2011-13 Biennium, based on the February 2010 forecast, adjusted for Legislative action, indicated that there would be a deficit of $5.8 billion, meaning that projected total revenues, excluding any balances carried forward, would be lower than total expenditures. Of the projected deficit, $1.4 billion reflected required spending to return the school aid payment shift. One-time ARRA and FMAP funds that offset $2.2 billion of State General Fund spending in the 2009-11 Biennium was not scheduled to continue into the 2011-13 Biennium. Nearly two-thirds of the spending reductions adopted were one-time and would not continue absent Legislative action. Ongoing spending reductions were estimated to be $360 million.

While wage and price inflation is included in revenue planning estimates for the 2011-13 Biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 2.1% in Fiscal Year 2012 and 1.9% in Fiscal Year 2013, applied to total projected spending, would add $1.2 billion to expenditures for the 2011-13 Biennium.

2011-13 Biennium Budget. In November 2010, a forecast for the 2011-13 Biennium was released, which projected a State General Fund balance of $399 million at the close of the 2009-11 Biennium. This improvement in the State's short-term financial outlook came entirely from expenditure savings, including the six-month extension of a higher FMAP rate. The revenue outlook deteriorated slightly with State General Fund revenues for the 2009-11 Biennium forecasted to total $32.004 billion and biennial spending was projected to be $38.591 billion. The gap in forecast revenues and expenditures is to be reduced by the $399 million balance expected at the close of Fiscal Year 2011, leaving a projected budget shortfall for the 2011-13 Biennium of $6.188 billion.

The November forecast indicated that the budget picture for Fiscal Years 2012-13 remains similar to that at the end-of-session. While revenues for Fiscal Years 2012-13 were forecast to grow by $1.510 billion (5.0%) over Fiscal Years 2010-11, expenditures were projected to grow by $8.324 billion (27.5%). This unusually high expenditure growth rate stems primarily from actions that yielded one-time savings in Fiscal Years 2010-11, such as federal stimulus aid and K-12 school payment shifts. These short-term federal subsidies and one-time actions allowed the State to balance its 2010-11 budget without significantly reducing overall spending commitments for 2012-13 and beyond. As a result, the November 2010 forecast predicted that 2012-13 spending will likely increase dramatically above spending in the 2009-11 Biennium, creating significant budget gaps well beyond Fiscal Years 2012-13.

Planning estimates for Fiscal Years 2014-15, based on the November forecast, indicate that revenues will be $34.595 billion, whereas spending will reach $39.678 billion. These spending projections do not include estimated inflation. For Fiscal Years 2014-15 inflation is expected to average slightly over 2.1% per year. Applying forecast inflation to the total of current law projected spending base over the four-year horizon would add about $2.8 billion to Fiscal Years 2014-15 spending.

2011-13 Biennium Update. In February 2011, a revised forecast for the 2011-13 Biennium was released. The projected deficit for the 2011-13 Biennium was reduced to $5.028 billion, $1.160 billion less than what had been forecast in November 2010. The change in forecast was attributed to a $264 million projected increase in the expected ending balance for the 2009-11 Biennium combined with an $896 million improvement in the budget forecast for the 2011-13 Biennium outlook.

The forecast predicted State General Fund revenues for Fiscal Years 2012-13 to total $33.330 billion, $887 million (2.8%) more than November's estimates. Net State General Fund revenues for the 2011-13 Biennium are expected to be 8.7% greater than in the 2009-11 Biennium. More than half of the additional revenue stemmed from forecast changes for the individual income tax, and about two-thirds of the additional income tax revenue came from higher expected growth in capital gains. Capital gains is a highly volatile revenue source and forecasting a large increase in revenues from a small portion of the tax base significantly increases the risk associated with this forecast.

Expenditures in the 2011-13 Biennium were projected to be $39.021 billion. Information released in an April 2011 forecast indicates that net State General Fund revenues totaled $2.307 billion during February and March, $32 million (1.4%) more than forecast in February. Individual income tax withholding was the source of much of the gain. Net sales tax receipts now total $11.338 billion, 9.6% more than at the end of the third quarter in Fiscal Year 2010. Long term revenue planning estimates for Fiscal Years 2014-15 show revenues increasing by $735 million from November's estimates. In the absence of corrective action, the State will have a structural budget gap of nearly $2.2 billion per year for both Fiscal Year 2014 and Fiscal Year 2015.

Following a regular session budget impasse and a 21-day state government shutdown, a one-day special session resolved the State's $5 billion projected State General Fund budget deficit. Nearly two-thirds of the budget solution reflects one-time actions including extending and increasing K-12 school payment shifts, using proceeds from bonds secured by tobacco settlement receipts, transfers from other funds, and a reduction in reserves. The remainder of the solution primarily reflects permanent expenditure reductions. In terms of Statewide operations, the budget solutions included reducing most agency budgets by 5-10% and enacting reform initiatives to improve government operations. Other budget solutions included reducing aid to local units of government by $276 million (19%), to Fiscal Year 2011 spending levels. The budget also reduced reimbursement payments to local governments for market value credits in the first year of the 2011-13 Biennium by $104 million, and permanently eliminated the program in the second year of the biennium, saving $365 million. In addressing rising health care costs, the budget included reforms to managed care programs, resulting in savings of $361 million, including provider payment rate reductions, and incorporated $185 million in additional federal matching dollars.

State Revenues

The State's principal sources of non-dedicated revenues are taxes of various types. A description of the major tax revenues generated by the State is below.

Income Tax. The income tax rate schedules for 2010 consisted of three income brackets having tax rates of 5.35%, 7.05% and 7.85%. The tax brackets are indexed annually for inflation, and the base of the tax is federal taxable income, with selected additions and subtractions. There is an income exclusion for low-income elderly and disabled taxpayers. The exclusion phases out as adjusted gross income and nontaxable sources of income rise. Two earner couples are entitled to a non-refundable credit against tax liability to offset the additional tax liability that results from the "married joint" filing status as opposed to the "single" filing status. The maximum credit per return to offset this "marriage penalty" is $347. In addition, the State tax code contains a refundable childcare credit, a working family credit, and an education credit all targeted at low income parents. Individual income tax receipts for Fiscal Year 2009 and Fiscal Year 2010 were $7.16 billion and $6.53 billion, respectively. Individual income tax receipts for Fiscal Year 2011 were estimated to be $7.26 billion.

Sales and Use Tax. The sales tax of 6.875% is applicable to most retail sales of goods with the exception of food, clothing and prescription drugs. Purchases made by non-profit organizations and the federal government and school districts are exempt. Net sales tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $4.28 billion and $4.17 billion, respectively. Net sales tax revenues for Fiscal Year 2011 were estimated to be $4.57 billion,

Statewide Property Tax. There is a State general property tax levied on commercial and industrial property, public utility property, unmined iron ore property, and seasonal recreational property. The tax is levied at a uniform rate across the State and adjusted annually for the increase, if any, in the implicit price deflator for government consumption expenditures and gross investment for state and local governments. Net statewide property tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $730 million and $767 million, respectively. Net statewide property tax revenues for Fiscal Year 2011 were estimated to be $762 million.

Corporate Franchise Tax. A flat tax rate of 9.8% is imposed on corporate taxable income. Corporations that do business both in and outside of Minnesota must apportion their taxable income on the basis of a three factor formula that in 2009 gives a 87% weight to sales, a 6.5% weight to payroll and a 6.5% weight to property. Recent statutory changes will incrementally adjust this weighting, so that by 2014 the weight for sales will be 100%. An alternative minimum tax is imposed on Minnesota alternative minimum taxable income (which is similar to federal alternative minimum taxable income) at a flat rate of 5.8%, to the extent the minimum tax exceeds the regular tax. Corporate income tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $728 million and $664 million, respectively. Corporate income tax revenues for Fiscal Year 2011 were estimated to be $990 million.

Minnesota requires 80% of federal "bonus depreciation" be added to taxable income and then deducted in five equal parts over the next five years. The effect of this provision is to negate the revenue loss that would otherwise result from federal "bonus depreciation." Additionally, a fee not exceeding $5,000 is imposed as a part of the franchise tax liability, which is in addition to the regular and alternative minimum tax, which is based on the sum of Minnesota property, payroll and sales.

Insurance Gross Earnings Tax. A tax is imposed on the gross premium revenue of insurance companies at the following rates: (a) 1.5% for life insurance; (b) 2% for domestic and foreign company premiums; (c) 1% for mutual property and casualty companies with assets of $5 million or less on December 31, 1989; (d) 1.26% for mutual property and casualty companies with assets in excess of $5 million but less than $1.6 billion on December 31, 1989; (e) 3% for surplus line agents; (f) a 0.5% surcharge on homeowners insurance, commercial fire and commercial nonliability insurance premiums; (g) a 2% surcharge on fire premiums for property located in cities of the first class; and (h) a 1% health maintenance organizations tax.

Motor Vehicle Sales Tax. Motor vehicle sales, new and used, are exempt from the sales and use tax, but are subject to a 6.5% motor vehicle sales tax. The tax is collected at the time of title registration or transfer. Motor vehicle sales tax revenues for Fiscal Year 2009 and Fiscal Year 2010 were $245 million and $74 million, respectively. For Fiscal Year 2010, 83.75% of the collections were dedicated to transportation related funds. Motor vehicle sales tax revenues for Fiscal Year 2011 were estimated to be $31 million.

Other Taxes

Liquor, Wine and Fermented Malt Beverages. Liquor is taxed at $5.03 per gallon. Wine is taxed at rates that vary from 30¢ per gallon to $3.52 per gallon, depending on the alcohol content. Beer is taxed at $2.40 per 31-gallon barrel for beer with alcoholic contents of 3.2% by volume or less, and $4.60 per 31-gallon barrel for strong beer. A tax of 2.5% is imposed on the retail sales of alcoholic beverages, in addition to the 6.875% sales tax on alcohol.

Cigarette and Tobacco Products Taxes. The excise tax on cigarettes is 48¢ per pack. Tobacco products other than cigarettes are subject to an excise tax, imposed on distributors thereof, equal to 35% of the wholesale price of such tobacco products. A 75¢ per pack health impact fee is imposed on cigarettes and a health impact fee of 35% is imposed on tobacco products. In lieu of a 6.5% sales tax on cigarettes, a wholesale tax is imposed at rates, adjusted annually, to yield revenues equivalent to a 6.5% retail sales tax.

Estate Tax. The tax base is the federal gross estate less various exemptions and deductions. The tax may not exceed the State death tax credit.

Mortgage Tax. A tax of 23¢ is imposed on each $100 dollars of debt secured by real property. 97% of the proceeds go to the State General Fund and 3% to the country in which the property is located.

Deed Tax. A tax of .0033% per $500, or $1.65 for increments less than $500 of consideration, is imposed on the transfer of real estate by any deed, instrument, or writing. 97% of the proceeds go to the State General Fund and 3% to the county in which the property is located.

Legalized Gambling Taxes. The State also imposes a 6%, 17% or 23% tax on the takeout of pari-mutuel horse races at licensed tracks. An 8.5% tax is imposed on bingo, raffles and paddlewheels gross receipts less prizes of organizations licensed to operate such games of chance. A 1.7% tax is imposed on the "Ideal Gross" of each pull tab or tipboard deal sold by a distributor. In addition, a "Combined Receipts Tax," with rates ranging from 1.7% to 5.1%, is imposed on organizations with pull tab and tip board gross receipts in excess of $500,000 per year.

In addition to the major taxes described above, other sources of non-dedicated revenues include minor taxes, unrestricted grants, certain fees and charges of State agencies and departments, and investment income. The State General Fund receives no unrestricted federal grants. The only federal funds deposited into the State General Fund are to reimburse the State for expenditures on behalf of federal programs.

Tobacco Settlement. On May 8, 1998, the State settled a lawsuit that it had initiated against several tobacco companies. The settlement requires the defendant tobacco companies to make annual payments to the State of between $165 million and $204 million. The payments are to be made at the beginning of the year and into perpetuity. These amounts are adjusted based on the volume of tobacco products sold and the Consumer Price Index.

State Expenditures

Health Care. In 1992 the Legislature established the MinnesotaCare® program to provide subsidized health care insurance for long term uninsured Minnesotans. The program is not part of the State General Fund. A separate fund, called the Health Care Access Fund, was established as a special revenue fund to account for revenues and expenditures for the MinnesotaCare® program. Program revenues are derived primarily from a 2% gross revenue tax on hospitals, health care providers and wholesale drug distributors, and a 1% gross premium tax on nonprofit health service plans and health maintenance organizations. In 2008, the Legislature created a loan from the Health Care Access Fund to the State General Fund in the amount of $50 million. When the Commissioner of Health determines that accumulated savings to state-administered health care programs from enacted health care reform reach $50 million, a transfer in a like amount must be made from the State General Fund to the Health Care Access Fund. Based on current estimated revenues, the projected transfer to the State General Fund from the Health Care Access Fund in the 2007-09 Biennium was $157 million, leaving a balance of $280 million as of June 30, 2009. The projected transfer to the State General Fund from the Health Care Access Fund in the 2009-11 Biennium was $367 million, leaving a balance of $41 million at June 30, 2011.

The estimated Health Care Access Fund balance as of June 30, 2011 incorporates the fiscal effects of an early expansion of Medicaid coverage to single adults without children under 75% of the federal poverty guideline. The Federal Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 allow the State to receive federal matching funds associated with covering adults without children, a newly-eligible group under the federal health care reform. The Legislature and the Governor agreed to a compromise in the 2010 legislative session, which would allow either the current governor or his successor to opt into the early expansion any time prior to January 15, 2011. On June 22, 2010 Governor Pawlenty announced that his administration elected not to participate in the early Medicaid enrollment. The Health Care Access Fund balance reflects the fiscal impact of an early Medicaid expansion. MinnesotaCare appropriations were reduced in the Health Care Access Fund to reflect the movement of qualifying individuals to Medicaid. In addition, those savings were transferred from the Health Care Access Fund to the State General Fund to help cover the additional expenditures associated with the expanded Medicaid population.

Education. The State has established a school district credit enhancement program. Current law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorize the Commissioner of Education to pay debt service due on school district tax and state-aid anticipation certificates of indebtedness, certificates of indebtedness and capital notes for equipment, certificates of participation and school district general obligation bonds, in the event that a school district notifies the Commissioner that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the Commissioner of Education that it has not received from the school district timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Commissioner of Education the amounts needed to pay any warrants that are issued.

The amounts paid on behalf of any school district are required to be repaid by it with interest, either through a reduction of subsequent state-aid payments or by the levy of an ad valorem tax which may be made with the approval of the Commissioner of Education. As of June 30, 2010, there were approximately $212 million of certificates of indebtedness enrolled in the program all of which will mature within a fourteen-month period. The State expects that school districts will issue certificates of indebtedness next year and will enroll these certificates in the program in about the same amount of principal as this year.

School districts may issue certificates of indebtedness or capital notes to purchase certain equipment. The certificates or notes may be issued by resolution of the board, must be payable in not more than ten years, and are payable from school district taxes levied within statutory limits. School districts are authorized to issue general obligation bonds only when authorized by school district electors or special law, and only after levying a direct, irrevocable ad valorem tax on all taxable property in the school district for the years and in amounts sufficient to produce sums not less than 105% of the principal of and interest on the bonds when due. As of June 30, 2010, the total amount of principal on certificates of indebtedness and capital notes issued for equipment, certificates of participation and bonds, plus the interest on these obligations, through the year 2034, was approximately $12.0 billion. However, more certificates of indebtedness, capital notes, certificates of participation and bonds are expected to be enrolled in the program and these amounts are expected to increase.

Based upon the amount of certificates of indebtedness and capital notes for equipment, certificates of participation and bonds now enrolled in the program, during the 2009-11 Biennium the total amount of principal and interest outstanding as of June 30, 2010 is about $1.8 billion, with the maximum amount of principal and interest payable in any one month being $564 million. The State has not had to make any debt service payments on behalf of school districts under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the school districts.

Total K-12 education spending in Fiscal Year 2011 was estimated to be $11.43 billion.

Defined Benefit Retirement Plans and Other Post-Employment Benefits. Minnesota's defined benefit retirement plans are financed in several ways, including employee contributions, contributions from State agencies for their covered employees, contributions from local political subdivisions, and direct State appropriations. The 2010 Legislature passed significant pension legislation into law that increased employee and employer contribution rates, changed post-retirement benefit adjustments, changed interest on refunds, and made other changes to reduce the funding deficiencies of Minnesota's defined benefit plans. The legislation provides for the administrative consolidation of the closed Minneapolis Employee Retirement Fund ("MERF") and the Public Employees Retirement Association ("PERA"). MERF assets and liabilities are to remain separate from PERA until fiscal year end market value of assets of the MERF account equals or exceeds 80% of the actuarial accrued liability of the MERF account. The legislation also increases the annual State contribution to the MERF account from $9,000,000 annually to $22.75 million in each of Fiscal Years 2012 and 2013 and $24 million each year thereafter through Fiscal Year 2031. Beginning in Fiscal Year 2031, the annual additional employer supplemental contribution will be a minimum of $27 million and a maximum of $34 million.

Postemployment benefits other than pensions are available to certain employees of the State, under terms of their employment contract, upon retirement at age 55. The employees involved are primarily conservation officers, correctional counselors at State correctional facilities, and highway patrol officers. If these employees elect retirement at age 55, the State pays the employer's share of health insurance benefits until the employees reach age 65. As of July 1, 2008, the most recent actuarial valuation, the unfunded actuarial accrued liability was $757 million, and is being amortized over a 30-year amortization period. The estimated annual required contribution for the period ended June 30, 2009 was $74 million.

City and County Credit Enhancement Program. Minnesota has also established a City and County Credit Enhancement Program. The law authorizes and directs the Commissioner of Finance, under certain circumstances and subject to the availability of funds, to issue a warrant and authorizes the Minnesota Public Facilities Authority ("MPFA") to pay debt service coming due on certain county general obligation bonds, in the event that the county gives proper notice that it does not have sufficient money in its debt service fund for this purpose, or the paying agent informs the State that it has not received timely payment of moneys to be used to pay debt service. The legislation appropriates annually from the State General Fund to the Public Facilities Authority the amounts needed to pay any warrants that are issued.

To be eligible for the program, a city or county must have entered into an agreement with the MPFA, which requires notifications to the MPFA by the city or county or paying agent when funds are not sufficient to timely pay all or a portion of debt service on obligations issued under the program. The MPFA must notify the Commissioner of potential defaults, and the Commissioner then must issue a warrant and authorize the MPFA to pay to the bondholders or paying agent the amount necessary to pay in full debt service on credit-enhanced bonds when due. The law appropriates annually from the State General Fund to the MPFA the amounts needed to pay any warrants issued by the Commissioner for this purpose. The amount of debt outstanding under this program may not exceed $1 billion.

The amounts paid on behalf of any city or county are required to be repaid to the State with interest, either through a reduction of subsequent State-aid payments or by the levy of an ad valorem tax, which may be made with the approval of the MPFA, or will be made mandatory by the MPFA if the State is not repaid in full by November 30 of the following calendar year. Furthermore, the State is subrogated to the rights of a city or county in federal interest subsidy payments, if any, relating to the interest paid by the State under this program, unless and until the State has been reimbursed by the city or county in full.

As of June 30, 2010, the total amount of principal on bonds plus interest on the bonds enrolled in the program, through the year 2033, was approximately $425.5 million. More bonds are expected to be enrolled in the program, and these amounts are expected to increase. Based upon the bonds enrolled in the program, during the current fiscal year the total amount of principal and interest outstanding as of June 30, 2010 is $33.9 million with the maximum amount of principal and interest payable in any one month being $16.3 million. The State has not had to make any debt service payments on behalf of counties under the program and does not expect to make any payments in the future. If such payments are made the State expects to recover all or substantially all of the amounts so paid pursuant to contractual agreements with the counties.

Trunk Highway System. The State's trunk highway system consists of 11,883 miles of highway, 3,585 bridges over 20 feet long, and 1,049 administrative and maintenance buildings, and is maintained by the Minnesota Department of Transportation ("DOT"). The State's Constitution establishes a Trunk Highway Fund, proceeds from which are used solely for highway system purposes, including payment of principle and interest on highway system bonds. The Trunk Highway Fund's primary sources of revenues are motor vehicle and fuel taxes. These taxes are collected into the Highway User Tax Distribution Fund, which distributes revenue according to a distribution formula periodically reset by the Legislature. Generally, 62% of this revenue is transferred into the Trunk Highway Fund and the remaining revenue is transferred to the County State Aid Highway Fund and the Municipal State Aid Street Fund.

The State, in partnership with the Federal Highway Administration, manages the capital maintenance and upgrading of the trunk highway system. It uses a planning process that includes a statewide transportation plan, updated every six years, and a Statewide Transportation Improvement Program ("STIP"), which details the capital projects undertaken by the State. The State issues trunk highway bonds for advance construction on these projects, and subsequent funds authorized and issued by the Federal Highway Administration contribute to the project financing. The 2007 Legislature authorized $20.2 million for highway flood damage, and the 2008 Legislature authorized $1.8 billion for trunk highway bonds. The 2009 Legislature authorized $40 million for construction of trunk highway interchanges and matching funds for federal projects, and $2.7 million for the reconstruction and repair of trunk highways and trunk highway bridges located in the area that suffered flood-related damages in 2008. The 2010 Legislature authorized $100.1 million in bonds for trunk highway construction and interchanges and $26.4 million in trunk highway capital improvements.

State Indebtedness

The State's total long-term liabilities increased by $432 million (6.7%) during Fiscal Year 2009. The increase is partially due to the issuance of general obligation bonds for trunk highway projects and other various State purposes and revenue bonds for the Minnesota State Colleges and Universities and a Statewide 911 emergency response communication system. The total amount of State general obligation bonds outstanding as of September 2, 2010 was approximately $6.8 billion. Estimated debt service on the State's general obligation bonds for Fiscal Year 2011 was estimated to be $828 million.

The State's general obligation bonds are rated Aa1 by Moody's and AAA by S&P. The bonds were previously rated AAA by Fitch, but were downgraded to AA+ in July 2011 due to the budget impasse that summer.

Litigation

While at any given time, including the present, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues, the State Attorney General is of the opinion that, except as discussed below, no pending actions are likely to have a material adverse effect in excess of $15 million on the State's expenditures or revenues.

Tort Claims. Payment of tort claims against the State is made from funds appropriated by the Legislature to agencies for general operations to the extent such funds are available. The Tort Claims appropriations for each of the Fiscal Years 2009, 2010 and 2011 are $761,000. Up until June 30, 2009, the maximum limit of liability for Minnesota tort claims was $400,000 per claim, and $1,200,000 per occurrence. Beginning on July 1, 2009, maximum limits were raised to $500,000 and $1,500,000, respectively.

I-35W Bridge Collapse. The Interstate 35W bridge over the Mississippi River collapsed on August 1, 2007, causing approximately $400 million in damage. Thirteen people were killed, and approximately 145 were injured. The bridge was maintained and inspected by the DOT, and the National Transportation Safety Board is investigating the cause of the collapse. The Legislature established a victim's compensation fund and appropriated $36.64 million for payments to decedents and claimants. A panel of three attorneys determined the amount of payments out of this fund. All 179 claimants accepted payments in the aggregate amount of about $37 million on the condition that they waived the right to sue the State for additional recovery. However, the majority of those claimants have commenced litigation against the original bridge designer, an engineering firm that inspected the bridge under contract with the State, and a construction company that was performing work on the bridge at the time of the collapse. The State is a third party to this litigation. Although the State's position is that its exposure in this litigation is capped at $1 million, the constitutionality of this cap may be challenged. The State has brought third party claims against the other defendants seeking recovery of the $37 million paid to claimants by the statutory compensation fund, the emergency relief fund, and for the State's damages associated with the collapse. The State's claim against the construction company performing work on the bridge at the time of the collapse has been settled for $5 million.

Eminent Domain Actions. At any one time, there are hundreds of DOT eminent domain actions being litigated in district courts throughout the State. There is a continuous flow of such cases, with the actual number depending on many factors such as the number of parcels of land that can be acquired by direct purchase, the construction needs of the department and revenues available for highway projects. In the aggregate, the potential cost to the State for property that has been or will be acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact the State's Trunk Highway Fund.

The DOT has agreed to acquire properties for the Metropolitan Council's Central Corridor light rail transit project. This project is likely to involve eminent domain actions. In the aggregate, the potential cost to the State for property which has been, or will be, acquired exceeds $15 million. Liability arising out of decisions unfavorable to the State may impact funding to be provided to the DOT by the Metropolitan Council.

Other Non-Tort Claims. Lawsuits based on non-tort theories furnish another basis for potential liability. The following cases or categories of cases, in which the State, its officers, or employees are defendants have been noted because an adverse decision in each case or category could result in an expenditure of state monies of over $15 million in excess of current levels.

ACS State and Local Solutions, Inc. v. State of Minnesota, through its Commissioner of the Department of Human Services. In May 2008, the Department of Human Services ("DHS") terminated a software development contract with the plaintiff, who had acquired the contract in 2005 as a result of an asset acquisition. The plaintiff filed suit in September 2008 and claimed damages in excess of $50,000. DHS has filed a counterclaim, and estimates that a finding in favor of the plaintiff could result in costs to the State General Fund in excess of $15 million. The trial court granted, in part, DHS' motion for summary judgment. A three-week trial was scheduled to start on March 14, 2011.

Alliance Pipeline L.P. v. Commissioner of Revenue. Plaintiff operates a natural gas pipeline company and owns and operates property throughout 13 Minnesota counties. In mid-October 2009, plaintiff filed an appeal in Minnesota Tax Court challenging the Commissioner's 2009 assessment of Alliance's natural gas pipeline property in Minnesota. The plaintiff challenges the assessment asserting that (i) the Commissioner has failed to correctly determine the market value of the property, (ii) certain regulatory valuation guidelines exceed the Commissioner's statutory authority and (iii) those regulatory guidelines, and the Commissioner's assessment, are unconstitutional in violation of various provisions of the State and federal Constitutions.

Brayton, et al. v. Pawlenty. On October 29, 2009, six named plaintiffs who receive Minnesota Supplemental Aid ("MSA") Special Diet funding, three of whom also regularly apply for and receive a renters' property tax refund, challenged unallotment of approximately $5.33 million in funding for the MSA Special Diet program effective November 1, 2009, through June 30, 2011, and the unallotment of approximately $50.8 million for the 2009 renters' property tax refunds payable starting July 2010, by reducing the portion of the rent used to calculate the 2009 refund from 19% to 15%. Plaintiffs have styled the action as a class action, but have not yet sought class certification. Plaintiffs sought injunctive and declaratory relief. On December 30, 2009, the trial court granted plaintiffs' motion for a temporary restraining order with respect to the unallotment of $5.33 million in funding. Judgment was entered against the State on January 8, 2010. On January 12, 2010, the State filed an appeal. On May 5, 2010, the Minnesota Supreme Court affirmed the trial court's conclusion that the unallotment of the MSA Special Diet Program funds was unlawful and void.

The Home Insurance Company v. Special Compensation Fund, and Minnesota Department of Labor and Industry. The Home Insurance Company ("HIC") seeks a declaration that it is entitled to reimbursement from the Special Compensation Fund for certain workers' compensation payments made by HIC. HIC, which is in liquidation, seeks the reimbursement to which it claims it is entitled under the State's workers' compensation scheme, and without recourse to the State General Fund. Defendants have denied HIC's requests for reimbursement, raising various statutory defenses and claiming that HIC is not entitled to reimbursement under the law. HIC claims it is entitled to $21 million in past and future reimbursements. Plaintiffs ask for reimbursement from the workers compensation Special Compensation Fund. Summary judgment motions of both parties were heard in May 2010. Defendants asked to have plaintiffs' complaint dismissed. The trial court granted partial summary judgment in favor of the plaintiff in the amount of $7,265,246, and denied summary judgment as premature as to future payments on qualifying claims. The State is considering options, including appeal.

McLane Minnesota, Inc. v. Commissioner of Revenue. Plaintiff has challenged the Minnesota tobacco tax on non-cigarette products and requested nullification of an assessment for approximately $180,000 and is seeking a $5.6 million refund of tax previously paid. Plaintiff asserts that the tax violates the Commerce Clauses of the U.S. Constitution, as well as federal and State equal protection principals. Plaintiff also contends that the tax should be computed on the manufacturing price and not the sales price of tobacco, and should be computed on the price after additional discounts. A decision was rendered in favor of the Commissioner, and the plaintiff appealed. A finding in favor of the plaintiff could have an impact of greater than $15 million. The Minnesota Supreme Court ruled in favor of the Commissioner on September 20, 2009. Plaintiff moved for reconsideration, which the Commissioner opposed. Plaintiff did not file a petition for certiorari to the U.S. Supreme Court by the deadline of January 19, 2010.

Merrill Lynch, Pierce, Fenner & Smith Incorporated v. Commissioner of Revenue. Plaintiff engages in securities transactions on a commissions and principal basis, and contends that The Department of Revenue ("DOR") erred in using net, rather than gross, receipts in the apportionment formula sales factor for principal transactions. Plaintiff also alleges that the DOR erred in the method used to "source" receipts from principal and commission transactions and in excluding certain intangibles from that formula's property factor denominator. Finally, plaintiff alleges, on various grounds, that DOR's approach violates the equal protection, uniformity and due process clauses of the State and U.S. Constitutions, and the Commerce Clause of the U.S. Constitution. Shortly before trial was scheduled in February 2009, the parties stipulated to all facts eliminating the need for trial. The parties tentatively agreed to a settlement pending the outcome of an audit by the DOR. Merrill Lynch settled by paying the DOR $2.6 million and agreeing its claims for 1992-94 were untimely.

Minnesota Energy Resources Corp. v. Commissioner of Revenue. The plaintiff, a natural gas pipeline company, appeals the 2007 and 2008 assessments of the real, personal and operating property of its pipeline, arguing the assessments failed to correctly determine the market value of the property. The market value for the assessed property was $126 million in 2008. Plaintiff filed a new appeal in Minnesota Tax Court for its 2009 tax assessment. A new rule governs calculation for the tax year 2009. Plaintiff's appeal of the 2009 tax assessment involves about the same amount of taxable property as the 2008 tax assessment. Discovery is ongoing.

Swanson, et al. v. State, Public Employees Retirement Association, Minnesota State Retirement System, Teacher Retirement Association, et al. (Ramsey District Court). A class action lawsuit was filed in May 2010, against the State's pension funds. Plaintiffs are challenging 2009 and 2010 legislative changes made to the annual cost of living adjustment for pension benefits. Plaintiffs seek a judicial determination that the legislation violates the contract clause of both the State and federal Constitution; that the legislation violates the taking clause of the federal Constitution, that the legislation is arbitrary and capricious and violates substantive due process. The State defendants moved for summary judgment with argument scheduled for September 15, 2010.

Union Pacific Railroad Co. & Soo Line Railroad Co. v. Salomone, et al. Plaintiffs, two railroad common carriers, challenge the imposition of Minnesota's sales and use tax on their purchase and use in Minnesota of diesel fuel for locomotives and off-road vehicles. Plaintiffs argue that the tax is discriminatory under the Railroad Revitalization and Regulatory Reform Act of 1976 because their principal competitors, motor carriers, airlines, and barges, are not taxed under the same regime or pay little or no tax. The plaintiffs are seeking declaratory and injunctive relief prohibiting enforcement and collection of the tax. A determination in the plaintiffs' favor could result in revenue collection losses ranging from $10-30 million when applied to plaintiffs and other railroad common carriers operating in Minnesota. In August 2006, the district court rejected plaintiffs' challenge and upheld the enforceability and collection of the tax. On appeal, the Eighth Circuit reversed the decision and remanded to the district court to enjoin the enforcement of the tax. The DOR's application to the Eighth Circuit for an en banc rehearing was denied. The DOR has been denying the outstanding refund claims and expects additional litigation will be initiated by all the railroads, with claims totaling between $20 and $30 million. On February 5, 2010 the district court ordered an amended judgment granting declaratory and injunctive relief to the plaintiff railroads in accordance with the Eighth Circuit's reversal of the order. A further appeal will not be filed, as the merits of this matter were decided by the Eighth Circuit's 2007 ruling.

Jensen, et al. v. METO, et al. Parents/guardians of several patients/former patients of the Minnesota Extended Treatment Options (METO) program allege violations of various State and federal constitutional and statutory rights because of alleged misuse of restraints and seclusion of people committed in part because of developmental disabilities and seek class action status, money damages and injunctive relief.

R.J. Reynolds Tobacco Co. v. Comm'r of Revenue. This is a corporate franchise case where the taxpayer originally reported a $2.9 billion dollar sale from the sale of certain international business operations as business income apportionable to Minnesota which increased its sales factor denominator by the gain amount. The Commissioner excluded gain from the company's sales factor and made no adjustment to the taxable income. The taxpayer objected, arguing that the business income must be represented in the apportionment factors to avoid distortion, or in the alternative, the gain must be deemed non-business income because the taxpayer did not conduct a unitary business with its international operations. The Commissioner rejected both arguments and also allowed only an 80% deduction for dividends received from a foreign subsidiary, rather than a 100% deduction. The Commissioner denied the taxpayer's refund claim asserting that the gain from the sale of trademark assets ($2.6 billion) was a non-business income. The amount at issue with this particular taxpayer is $3.2 million plus $1.2 million in a denied refund claim. If the Commissioner's decision is not upheld the Commissioner estimates that the outcome of this litigation will affect similarly situated taxpayers resulting in a prospective loss of $8 million per year starting in Fiscal Year 2011, and a retroactive effect of $24 million for Fiscal Year 2011.

Ohio

General Information

Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2009, Ohio's economic output as measured by gross state product ("GSP") totaled $471.3 billion, ranking it eighth among all states, accounting for 3.33% of the nation's GSP. The State ranks third within the manufacturing sector as a whole ($73.5 billion) and third in durable goods ($46.6 billion). As a percent of Ohio's 2008 GSP, manufacturing was responsible for 17.2%, with 21.8% attributable to the goods-producing sectors and 34.3% to business service sectors, including finance, insurance and real estate. Ohio is the seventh largest exporting state with 2009 merchandise exports totaling $34.1 billion. The State's leading export products are machinery (including electrical machinery), motor vehicles and aircraft/spacecraft, which together accounted for nearly 51.8% of that total.

Payroll employment in Ohio, in a diversifying employment base, since 2000, decreased in 2001 through 2003, increased in 2004 through 2006, and then decreased in 2007 through 2009. In recent years there has been a shift toward the services industry, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 88% of all nonfarm payroll workers in Ohio. The State's average monthly unemployment rate was 10.1% in 2010, which was above the U.S. average of 9.6%. The unemployment rate in May 2011 declined to 8.6%, with the U.S. average at 9.1%. The State's 2010 decennial census population of 11.54 million indicated a 1.6% population growth over 2000, and ranked the State seventh among the states in overall population.

Since 1970, the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking among the states moving from fifth in 1970 to seventh in 1990, moving between seventh and eighth in 1994 through 2003 and moving back to eighth since 2004. This movement reflects "catching up" by several other states and a trend in Ohio toward more service sector employment. In 2010, total personal income of Ohio residents was estimated to amount to $419.9 billion. Ohio ranked eighth among all the states, constituting 3.4% of the entire personal income earned in the U.S. for that year.

With 13.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 75,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Ohio's 2008 crop production value of $5.2 billion represented 2.9% of the U.S. total value. Ohio ranks in the top seven states in the production of chicken eggs, tomatoes, soybeans, apples and corn. In 2008, Ohio's agricultural sector output totaled $8.8 billion with agricultural exports estimated at a value of $2.9 billion. The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Erie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and eleventh in coal production in 2008.

Fiscal Matters

Consistent with the provision in the Ohio Constitution that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium, for operating purposes, runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 fiscal year.

The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray annual State expenses, and also a sufficient amount to fund payment of State indebtedness and debt service. The State is effectively precluded by law from ending a fiscal year or a biennium in a "deficit" position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Ohio Constitution to $750,000.

Most State operations are financed through the general revenue fund (the "GRF"). Personal income and sales-use taxes are the major GRF sources. Fiscal Year 2011 ended with a GRF fund balance of $138.8 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used is intended to carry a balance of approximately 5% of GRF revenues for the preceding fiscal year. The current BSF balance is $246.9 million, about 0.9% of Fiscal Year 2011 GRF revenue.

If the Governor ascertains that available revenue receipts and balances for the GRF or other funds for the current fiscal year will in all probability be less than the appropriations for that fiscal year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding revenue receipts and balances. The Governor implemented this directive in the 2008-09 biennium as had been done several times in prior fiscal years.

The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application of debt service on obligations issued to finance capital facilities for a system of common schools.

2008-09 Biennium. On June 30, 2007, the GRF appropriations bill for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, the budget was based upon then-estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase 2006-07 biennial expenditures). Spending increases for major program categories over 2006-07 actual expenditures were: 2.2% for Medicaid; 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.

The original GRF expenditure authorizations for the 2008-09 biennium reflected, and were supported by, a significant restructuring of major State taxes including (i) restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54 million for the biennium; (ii) restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF (local governments would receive 3.7% of total GRF tax revenues annually and local libraries would receive 2.22% of total GRF tax revenues annually); and (iii) eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25 million annually.

The budget also created the Buckeye Tobacco Settlement Financing Authority (the "Authority"), to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued $5.53 billion in Tobacco Settlement Asset-Backed Bonds to fund capital expenditures for higher education ($938 million) and common school purposes ($4.112 billion) over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program. The budget reallocates all prior General Assembly funding of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations.

With the State's economy expected to be negatively affected by the national economic downturn, in January 2008, the Office of Budget and Management ("OBM") reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733 million. In response, on January 31, 2008, the Governor issued an executive order directing expenditure reductions and spending controls totaling approximately $509 (of which about $402 was realized) million for the biennium as well as limitations on major purchases, hiring and travel. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

The General Assembly also identified the following measures: (i) various transfers totaling $198 million, including unspent agency appropriations; and (ii) authorizing expansion of the State-run lottery system to include "keno" games projected to generate $65 million in Fiscal Year 2009 of which $25 million was realized.

In September 2008, the OBM further revised its revenue projections for Fiscal Year 2008 by $540 million and a projected fiscal year budgetary shortfall of the same amount. In December, OBM again revised its projection downward by an additional $640.4 million and a projected fiscal year budgetary shortfall of the same amount. Each time, executive actions were used to resolve the shortfalls, including transfers to the GRF from other funds, reducing

Medicaid spending by enhanced focus on third party liability sources and using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010 and reduced appropriations to almost every State government agency of 4.75% in September and an additional 5.75% in December (this did not include appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others). Additionally, $131.9 million of the December shortfall was offset by additional Federal Medical Assistance Payments ("FMAP") to be received under the American Recovery and Reinvestment Act of 2009 ("ARRA").

In June 2009, OBM again reported revised revenue estimates to the General Assembly as an anticipated step in the then ongoing 2010-11 biennial budget appropriations process. The estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM's prior estimates, based primarily on updated income and sales tax receipts through May 31, 2009. The Governor received General Assembly approval to address the additional shortfall by using the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additionally, the State restructured $52.8 million of Fiscal Year 2009 general revenue fund debt service into Fiscal Years 2012 through 2021 and reduced expenditures by $98 million in addition to prior expenditure controls ordered by the Governor in April 2009.

The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million respectively, and a $0 balance in the BSF. Of the ending GRF balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

2010-11 Biennium. The 2010-11 biennial appropriations act was passed by the General Assembly and signed by the Governor on July 17, 2009. Between introduction and signing, the Governor signed three seven-day interim budgets. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period under the final 2010-11 biennial budget. The budget reflected the final implementation of the restructuring of State taxes commenced in Fiscal Year 2006-07 and a conservative underlying economic forecast. The total GRF biennial appropriations were approximately $50.5 billion (a 3.8% decrease from Fiscal Year 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). Appropriations for major program categories compared to Fiscal Year 2008-09 reflected increases of 3.4% for Medicaid and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and developmental disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. The final 2010-11 biennial budget also included the restructuring of $736 million of Fiscal Years' 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025.

There were several major new or recurring sources of revenues reflected in the final 2010-11 biennial budget. The State's federal stimulus funding received under the ARRA accounted for $2.4 billion in revenue, including $1.464 billion for elementary and secondary education, $628 million for FMAP, and $326 million for other purposes.

The Ohio Lottery Commission's implementation of video lottery terminals ("VLTs") at seven horse racing tracks in the State led to revenues of $933 million from gaming and licensing. Taking into account the offsetting effects of the VLTs on other lottery revenues, OBM estimated that VLTs would result in an approximately $851 million net increase in reserves for the biennium ($285 million in Fiscal Year 2010 and $566 million in Fiscal Year 2011). The statutory provisions that implemented the VLTs were subject to referendum on the November 2, 2010 ballot, as referendum petitions were signed by six percent of the electors of the State. On July 1, 2010, however, the referendum was voluntarily withdrawn from the ballot.

The final 2010-11 biennial budget also reflected the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund's ("TUPAC") collection of $259 million to be deposited in a special State fund to be used for various healthcare initiatives. On August 11, 2009, a trial court ordered that those monies must remain in the endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this ruling, and on December 31, 2009, the appellate court ruled in favor of the State and reversed the trial court's order. The State Supreme Court affirmed the decision in favor of the State. The final 2010-11 biennial budget also reflected $530 million in revenues from transfers to the GRF of unclaimed funds and from other non-GRF funds.

The final 2010-11 biennial budget included $1.036 billion of one-time revenues or savings ($640 million in Fiscal Year 2010 and $396 in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances, $250 million transferred from a cash account at the Ohio School Facilities Commission funds, $272 million savings from subjecting State employees to a two week unpaid furlough during each year of the biennium, $84.3 million from a reduction in State funding to public libraries, and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.

In September 2010 the State received from the federal government an award of $518.6 million of enhanced FMAP, and $361.2 million of funding was also received by Ohio school districts for teacher salaries and personnel costs for primary and secondary education

The appropriations act for the 2010-2011 biennium created a six member (three from each of the House and Senate) Budget Planning and Management Commission ("BPMC") to study and make recommendations that are designed to provide relief to the State during the recent financial crisis. The BPMC commenced meeting in June 2010, heard testimony, received suggestions and released two reports late in 2010. Both reports contained estimates of "non-recurring" revenues reflected in the final 2010-11 budget ranging from $4.887 billion in the GRF to $8.339 billion for all GRF and non-GRF funds. These estimates included the effect of the postponement of the final installment of the personal income tax reduction.

The State ended Fiscal Year 2011 with a positive GRF cash and fund balance of $844.5 million and $430.7 million respectively. Of that ending GRF fund balance, the State reserved $138.8 million in the GRF reflecting the one half of 1% of Fiscal Year 2011 GRF revenues the State is required to maintain as an ending fund balance and transferred $45 million into disaster services/emergency funds. The remaining $246.9 million was deposited into the BSF. These ending balances reflect the use of approximately $680 million in Fiscal Year 2011 GRF revenue that exceeded budgeted estimates to make payments for Medicaid managed care, the State's share of instruction for higher education, payroll and other commitments that were previously scheduled to be deferred into Fiscal Year 2012.

2012-13 Biennium. On June 30, 2011, the appropriations bill for the 2012-13 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor. To address the use of non-recurring funding sources in the 2010-11 biennium including amounts received under the ARRA, the budget includes targeted spending cuts across most State agencies, and major now Medicaid reform and cost containment measures. Reflecting tax law changes and a conservative underlying economic forecast, the budget provides for total GRF biennial appropriations of approximately $55.78 billion (an 11% increase from 2010-11 biennial GRF expenditures) and total GRF biennial revenue of approximately $56.07 billion (a 6% increase from 2010-11 biennial revenues). GRF appropriations for major program categories compared to 2010-11 actual GRF spending reflect increases of 30% for Medicaid (increase due in part to absence of ARRA funding in current biennium) and 3% for elementary and secondary education; decreases of 9% for higher education and 8% for mental health and developmental disabilities; and flat funding for corrections and youth services. The budget also reflects the anticipated restructuring of $440 million of Fiscal Year 2012 general revenue fund debt service into Fiscal Years 2013 through 2025.

There are several major new sources of revenues reflected in the final 2011-12 biennial budget, including the transfer of the State's spirituous liquor system to JobsOhio, a not-for-profit corporation created to promote economic development, job creation and retention, job training and the recruitment of business to the State. In 2012, the State is to receive a $500 million one-time payment from JobsOhio. With that transfer, the State will forgo annual deposits to the GRF from net liquor profits (deposits totaled $153 million in Fiscal Year 2011). Litigation filed on April 18, 2011 is currently pending challenging under various provisions of the Ohio Constitution certain aspects of both JobsOhio and the law enacted in February 2011 authorizing its creation. The State filed a motion to dismiss arguing the plaintiffs lack standing to bring this case. The plaintiffs filed their response on May 20, 2011 with the matter now awaiting a decision.

In addition, the sale of six State-owned prison facilities to private operators is expected to result in a net payment to the GRF of $75 million. The final budget also reduces local government fund allocations by $111 million in Fiscal Year 2012 and $340 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations are to be made by committing a set percent of annual tax revenues deposited into the GRF. The final budget reduced public library fund allocations to 95% of Fiscal Year 2011 levels resulting in expenditure reductions of $52.3 million in Fiscal Year 2012 and $102.8 million in Fiscal Year 2013. Beginning in Fiscal Year 2014, allocations to public libraries are to be made by committing a set percent of annual tax revenues deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts in connection with the elimination of the tangible personal property tax should result in an increased share (estimated at $293.5 million in Fiscal Year 2012 and $597.7 million in Fiscal Year 2013) of the Commercial Activity Tax being deposited into the GRF. Accelerated phase-out of reimbursement payments to local governments and school districts for electric power generation deregulation and natural gas deregulation should result in a larger share (estimated at $141.6 million in Fiscal Year 2012 and $147.4 million in Fiscal Year 2013) of the kilowatt-hour tax and the entire (approximately $66 million in Fiscal Year 2012 and $66 million in Fiscal Year 2013) natural gas consumption tax being reallocated to the GRF.

The budget also reflects many tax law changes, including the implementation of the previously postponed final 4.2% annual decrease in State personal income tax rates, the elimination of the estate tax beginning January 1, 2013, which is currently levied at a rate of 6% on estates over $338,333 and 7% estates over $500,000, and the establishment of the InvestOhio income tax credit program under which investors in small businesses based in Ohio who hold their investments for at least two years may receive 10% income tax credits limited to a maximum of $10 million per investor per biennium with no more than $100 million of those credits to be issued over two years.

The budget also creates a $104 million Unemployment Compensation Contingency Fund to pay interest that may be owed in September 2011 on federal advances to the State unemployment compensation fund and appropriated a $130 million Medicaid reserve fund. The budget also makes changes to Ohio construction bidding procedures and includes additional authorizations for joint purchasing by and cooperation among local governments, all designed to create opportunities for cost savings. Separate legislation passed by the General Assembly and signed by the Governor on June 29, 2011, is expected to reduce the State prison population by, among other changes, directing some low-level offenders to community-based programs.

Cash Flow. Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months, particularly the middle months, of a fiscal year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior fiscal years) and the use of the Total Operating Fund ("TOF"). The State has not done and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated total cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balances are consolidated only for the purpose of meeting cash flow requirements and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then-preceding fiscal year.

The State plans for and manages monthly GRF cash flow deficiencies within each fiscal year. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

State Indebtedness

Ohio's Constitution prohibits the incurrence or assumption of debt by the State without a popular vote except to cover causal deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000, and to repel invasion, suppress insurrection or defend the State in war. Since 1921, Ohio voters have authorized the incurrence of State general obligation debt to which taxes or excises were pledged for payment, all of which related to capital facilities financing except for four funding veterans' bonuses, one for coal technology research and development, and another for research and development activities. The only such tax-supported debt currently authorized to be incurred is for highway, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development purposes, site development and veterans compensation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway-related purposes.

The owners and holders of State special obligation debt are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest. The Ohio Constitution authorizes special obligation debt for specified purposes. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State. The Ohio Building Authority ("OBA") and the Treasurer of State issue special obligations pursuant to the Ohio Constitution. Debt service under these obligations are paid from GRF appropriations, with the exception of debt issued for the Department of Transportation and Department of Public Safety facilities (paid from highway user receipts) and for the Bureau of Workers' Compensation facilities (paid from the Bureau of Workers' Compensation Administrative Cost Fund).

A 1999 Constitutional amendment provides a new annual debt service "cap" to future issues of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new obligations may not be issued if debt service for any future fiscal year on those new and the then outstanding bonds of those categories would exceed 5% of the total of estimated GRF revenues (excluding GRF receipts from ARRA) plus net State lottery proceeds for the fiscal year of issuance. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future Constitutional amendments. Those direct obligations of the State include general obligation and special obligation bonds that are paid from the State's GRF, but exclude general obligation debt for third frontier research and development, development of sites and facilities, and veterans compensation, and general obligation debt payable from non-GRF funds (such as highway bonds that are paid from highway user receipts).

Revenue Bonds. The State and its agencies have issued revenue bonds that are payable from revenues of or relating to revenue producing facilities or categories of facilities, such as those issued by the Ohio Turnpike Commission. Under interpretations by Ohio courts, those revenue bonds are not "debt" within the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax monies may not be obligated or pledged.

OBA issues obligations for facilities to house branches and agencies of State government and their functions, including: State office buildings and facilities for the Department of Administrative Services and others; the Department of Public Safety and the Bureau of Workers' Compensation; juvenile detention facilities for the Department of Youth Services; and Department of Rehabilitation and Correction prisons including certain local and community-based correctional facilities. Effective January 1, 2012, the Treasurer of State is to replace the OBA as bond issuing authority for these purposes. The Treasurer issues obligations for mental health, parks and recreation purposes, cultural facilities purposes, and to refund certain bonds previously issued for higher education purposes.

Only a portion of State capital needs can be met by direct GRF appropriations; therefore, additional State borrowing for capital purposes has been and will continue to be required. Capital appropriations for the 2011-12 capital biennium and related borrowing authorizations were passed by the General Assembly in March in the capital re-appropriations Act and. Other borrowing authorizations were also passed by the General Assembly. GRF-supported borrowings for various purposes includes approximately $1.43 billion for general obligations and $100 million in special obligations.

Certificates of Participation. State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State enters into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $30.5 million in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $207.6 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director's approval of such agreements is required if the certificates of participation are to be publically offered in connection with those agreements.

Federal Grant Anticipation Revenue Vehicle Bonds. In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into financing arrangements that call for State payments to be made from federal transportation funds allocated to the State. Payments by the State under all such agreements are subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $173.1 million in Fiscal Year 2012. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available monies appropriated to the Department of Transportation for the purpose.

Economic Development and Revitalization. A statewide economic development program assists in the financing of facilities and equipment for industry, commerce, research and distribution by providing loans and loan guarantees. The program authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations, with a general maximum of $630 million authorized to be outstanding at any one time (excluding bonds issued to meet guarantees). Of the $630 million, no more than $84 million may be issued for eligible advanced energy projects and no more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $63 million and the current maximum annual debt service is $51.1 million in Fiscal Year 2016. Pursuant to an amendment to the State's Constitution in 2000, the State has issued $250 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on the outstanding revitalization bonds is $23.5 million in Fiscal Year 2013.

Variable Rate Debt and Interest Rate Swaps. The State currently has approximately $650.7 million in outstanding general obligation variable rate debt. For all of the State's swap agreements, the State has established minimum uncollateralized counterparty rating thresholds of AA-/Aa3. Under each of these agreements, the counterparty is required to progressively post collateral securing the State's position if the counterparty's credit ratings fall below these minimum thresholds.

State Employees and Retirement Systems

Since 1985, the average number of regular State employees has ranged from a high of 68,573 in 1994 to a low of 57,426 at the end of Fiscal Year 2011. The State engages in collective bargaining with six employee unions representing 20 bargaining units, and generally operates under three-year agreements. The State's current collective bargaining agreements expire in April through June 2012.

On March 30, 2011, the General Assembly enacted legislation amending the collective bargaining laws applicable to State employees by: (i) providing that health care benefits, employee pension contributions, privatization and workforce levels are not eligible for collective bargaining; (ii) capping the public employer contribution to employee health care premiums at 85%, and capping vacation and sick leave accrual; (iii) replacing salary schedules and longevity pay with merit-based pay and performance evaluations, and prohibiting length of service from being the sole factor in determination any order of layoff; and (iv) eliminating the right to strike. In June, there were timely submitted petitions reported to contain more than 1.2 million signatures to place a referendum on the legislation on the November 8, 2011 election ballot. Under the Ohio Constitution, if petitions with signatures of at least 6% of the electors of the State (approximately 231,000) are certified as valid, the provisions of the legislation will not take effect "unless and until approved by a majority of those [electors] voting on the same."

The State has established five public retirement systems to provide retirement, disability retirement and survivor benefits. The Public Employees Retirement System ("PERS"), the largest of the five, covers both State and local public employees. The State Teachers Retirement System ("STRS") and School Employees Retirement System ("SERS") primarily cover school district and public higher education employees. The Highway Patrol Retirement System ("HPRS") covers State troopers, and the Ohio Police and Fire Pension Fund ("OP&F") covers local safety forces.

These retirement systems were created by and operate pursuant to State law. The General Assembly has the power to amend the format and benefit levels, impose or revise contribution rates or amounts, or to make other changes. The systems are not currently subject to the funding and vesting requirements of the Federal Employee Retirement Income Security Act. Federal law requires employees hired on or after April 1, 1986 to participate in the Medicare program, with matching employer and employee contributions, each now 1.45% of the wage base. Otherwise, State employees covered by a State retirement system are not currently covered under the Federal Social Security Act. Congress has from time to time considered legislation relating to retirement funds of public bodies and to other aspects of public employee retirement.

Funding for the retirement systems is provided by a combination of public employer and employee contributions based on percentages of each employee's compensation, with the employees' contributions being deducted from their paychecks. Those contribution percentages are either established in State law or by the retirement system board subject to a maximum contribution amount established in State law.

The State is required to make an employer contribution (based on a percent of salary) for each State employee who is an active member of a State retirement system. Currently, about 96% of State employees are members of PERS, 2.5% are in HPRS and 1.5% are in STRS. The State's employer contributions to those systems totaled $759 million in Fiscal Year 2008, $778.8 million in Fiscal Year 2009, $735.8 million in Fiscal Year 2010 and $750.3 million in Fiscal Year 2011. The State also has funded and continues to fund a subsidy to the OP&F system to pay for survivor benefits provided in law and not otherwise funded. The aggregate subsidies were $41.6 million in the 2008-09 biennium, $41.3 million in the 2010-11 biennium and are appropriated $41.2 million for the 2012-13 biennium.

State Municipalities

Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State; five cities have populations of over 100,000 and sixteen over 50,000 in population.

A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies." A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions. There are currently 24 local governments in fiscal emergency status and 3 in fiscal watch status.

Personal Income Tax

Under State legislation effective July 1, 2005, State personal income tax rates, applying generally to federal adjusted gross income, were reduced by 4.2% annually in each of the tax years from 2005 through 2008 and in tax year 2011, resulting in an aggregate 21% decrease from the 2004 rates, which ranged from 0.743% on incomes of $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000, while the 2011 rates for the equivalent income brackets are 0.587% and 5.925%, respectively..

The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is not present constitutional limit on income tax rates.

Municipalities, school districts and joint economic development districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates) requires voter approval. Most cities and villages levy a municipal income tax. The highest municipal rate in 2010 was 3%. A school district income tax is currently approved in 181 districts. Each joint economic development district (there were approximately 35 of them in 2009) may also levy an income tax (which like municipal income taxes applies generally to wages and salaries and net business income) with the rate of that tax limited to the highest income tax rate of a municipal member of the district). Effective July 1, 2005, there also may be proposed for voter approval municipal income taxes to be shared with school districts, but those taxes may not be levied on the income of nonresidents.

Sales and Use Tax

The State's sales and use tax rate has been 5.5% since July 1, 2005. That rate was temporarily increased from 5% to 6% for the period July 1, 2003 through June 30, 2005. The sales and use tax is levied uniformly across counties on retail sales of tangible personal property that are not specifically exempt. Counties and transit authorities each are authorized to levy permissible sales and use taxes at rates of 0.25% to 1.5% in quarter-percent increments. The highest potential aggregate of State and permissive local sales taxes is currently 9% and the highest currently levied by any county is 8%. The State collects the combined State and local tax and returns the local share directly to the counties and transit authorities.

Litigation

The State is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to operations.

Pennsylvania

General Information

Pennsylvania is the sixth most populous state in the nation. The Commonwealth had been historically identified as a heavy industrial state, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Current major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions. Pennsylvania's agricultural industries also are an important component of the Commonwealth's economic structure, accounting for more than $5.8 billion in crop and livestock products annually. Pennsylvania ranks among the top ten states in the production of a variety of agricultural products. In 2009, agribusiness and food related industries reached export sales surpassing $1.5 billion in economic activity.

Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 77 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas, and about 3.6 million barrels of oil are extracted from Pennsylvania.

In 2009, the population of Pennsylvania was 12.6 million. The Commonwealth is highly urbanized, with 79% of the 2009 mid-year population estimate residing in the 15 metropolitan statistical areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan areas, together contain almost 44% of the Commonwealth's total population.

Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 2000's. Slower economic growth caused the rate to rise to 8.1% in 2009, compared to 4.3% in 2007. From 2002 through 2009, Pennsylvania's annual average unemployment rate was below the national average. As of September 2010, Pennsylvania's unemployment rate was 9.0%.

Personal income in the Commonwealth for 2009 was $498.8 billion, a decrease of 0.1% over the previous year. During the same period, national personal income decreased by 1.7%. Based on the 2009 personal income estimates, per capita income for 2009 was at $39,578 in the Commonwealth, compared to per capita income in the United States of $39,138.

Description of Funds

The Commonwealth utilizes the fund method of accounting, and over 150 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the State General Fund is the largest. The State General Fund receives all tax and non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the State General Fund, including debt service on most bond indebtedness of the Commonwealth. The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles, except the revenues from ½¢ per gallon of the liquid fuels tax, which are deposited in the Liquid Fuels Tax Fund for distribution to local municipalities. All revenues relating to motor fuels and vehicles are constitutionally required to be used only for highway purposes. Similarly, other special revenue funds have been established by law to receive specified revenues appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Some of these special revenue funds are required to transfer excess revenues to the State General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the State General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by participating tobacco product manufacturers. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund (replacing the Tax Stabilization Reserve Fund in 2002, the "BSRF") is a special revenue fund that receives a portion of any budgetary basis fiscal year-end surplus of the State General Fund. The BSRF is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the BSRF may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. At the end of Fiscal Year 2007, $176.9 million was transferred to the BSRF, which represented the required statutory transfer of 25% of the $707.8 million unappropriated surplus balance. In July 2008, the statutory transfer of 25% was suspended for one year. The budgets for Fiscal Years 2009 and 2010 included no transfers into the BSRF of any unappropriated surplus as no such surpluses existed at the end of Fiscal Years 2009 and 2010. The Fiscal Year 2010 budget included a transfer of the entire $755.0 million balance of the BSRF to the State General Fund to assist with the enactment of a balanced budget for Fiscal Year. At present, the Commonwealth has a virtually zero balance in the BSRF.

Balances in the BSRF are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the BSRF may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the BSRF that are unspent are returned to the BSRF.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals. Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of these funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth's liquor store system, as the sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is a an enterprise fund for the receipt of lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes, are dedicated to paying the costs of programs benefiting the elderly and handicapped in the Commonwealth. In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

Financial information for the principal operating funds is maintained on a budgetary basis of accounting, which ensures compliance with the enacted operating budget and is governed by applicable Commonwealth statutes and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements are audited jointly by the Department of the Auditor General and an independent public accounting firm. The Commonwealth maintains a June 30th fiscal year end.

Revenues

Tax revenues constitute approximately 89.8% of Commonwealth revenues in the State General Fund. The major tax sources for the State General Fund of the Commonwealth are the personal income tax ($9.969 billion, 36.1% of Fiscal Year 2010 revenues), the sales tax ($8.029 billion, 29% of Fiscal Year 2010 revenues), the corporate net income tax ($1.791 billion, 6.5% of Fiscal Year 2010 revenues) and the utility gross receipts tax ($1.287 billion, 4.7% of Fiscal Year 2010 revenues).

The Commonwealth's personal income tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-resident estates and trusts. The current tax rate of 3.07% became effective on January 1, 2004. Credit against the tax is allowed for gross or net income taxes paid to other states by Pennsylvania residents.

The sales tax is levied at a rate of 6% on the sale, use, storage, rental or consumption of tangible personal property, cigarettes and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying and utility service. Beginning in Fiscal Year 1998, 1.22% of collections, up to an annual limit of $75 million, were transferred to a special fund for mass transit assistance, and in Fiscal Year 2008 the percentage was increased by an additional 4.4%.

The corporate net income tax is paid by all domestic and foreign corporations for the privilege of doing business, carrying on activities or employing capital or property in the Commonwealth. The current tax rate of 9.99% became effective for fiscal years beginning on or after January 1, 1995.

The utility gross receipts tax is levied on the gross receipts from business transacted within Pennsylvania by specified public utilities owned, operated or leased by corporations, associations or individuals. The tax rate is 50 mills for all utilities except electric utilities, which are taxed at the rate of 44 mills. The tax rate for electric utilities is adjusted annually under provisions of a formula enacted with the deregulation of electric generation in Pennsylvania. Beginning with Fiscal Year 1999, 0.18% of receipts are transferred to a special fund for mass transit purposes. Revenue from 0.2 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund.

Other taxes, including the capital stock and franchise taxes ($761.2 million, 2.8% of Fiscal Year 2010 revenues), the cigarette tax ($976.1 million, 3.5% of Fiscal Year 2010 revenues) and inheritance and estate taxes ($753.8 million, 2.7% of Fiscal Year 2010 revenues), also contribute significant revenues to the Commonwealth's budget.

The major tax sources for the Motor License Fund are the liquid fuels taxes and the oil company franchise tax. For Fiscal Year 2010, the liquid fuels tax accounted for $548.9 million (20.6%), and the oil company franchise tax accounted for $448.0 million (16.8%) of Motor License Fund revenues. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the discussions of the tax revenues of the Motor License Fund.

License and fee receipts in the State General Fund for Fiscal Year 2010 totaled $284.0 million representing 1.0% of Commonwealth revenues to the State General Fund. Revenues from motor vehicle licenses and fees in Fiscal Year 2010 were $857.7 million, representing 32.1% of total Fiscal Year 2010 Motor License Fund revenues.

Federal Revenues. Anticipated receipts by the Commonwealth in its State General Fund, Motor License Fund and Tobacco and State Lottery Fund from the federal government during Fiscal Year 2010 total $26 billion, while such federal receipts are projected at $27.4 billion in Fiscal Year 2011. Approximately $15.5 billion, or 59.5% of total federal revenue to the Commonwealth for Fiscal Year 2010, is attributable to public health and welfare programs. In Fiscal Year 2011, $17.4 billion, or 63.5% of federal revenues, is attributable to these types of programs.

Federal receipts have been influenced by the enactment of the Federal American Recovery and Reinvestment Act of 2009 ("ARRA"), with receipts of $1.2 billion in Fiscal Year 2009, $2.7 billion in Fiscal Year 2010 and $2.8 billion estimated for Fiscal Year 2011 for increased Medicaid reimbursement and flexible state stabilization funds.

Expenditures

Education. In Fiscal Year 2010, expenditures from Commonwealth revenues for education purposes were over $11 billion. The enacted budget for Fiscal Year 2011 includes $11.2 billion in education funding, an increase of 1.4% from Fiscal Year 2010.

Public Health and Human Services. The Commonwealth provides temporary support for its residents who are seeking to achieve and sustain independence. It also provides care, treatment and rehabilitation to persons with mental and physical disabilities and supports programs to prevent or reduce social, mental and physical diseases and disabilities. Expenditures were $27.3 billion in Fiscal Year 2010 and are projected to be $29.9 billion for Fiscal Year 2011. Of the Fiscal Year 2010 expenditures, $9.0 billion was funded from the State General Fund, while $8.9 billion is estimated to be provided for Fiscal Year 2011. These amounts reflect the impact of an expected enhanced federal match of nearly $1.8 billion in Fiscal Year 2010 and $1.8 billion in Fiscal Year 2011. Federal funds are expected to increase by $2 billion, and augmentations are expected to increase by $422.4 million for Fiscal Year 2011. The Fiscal Year 2011 enacted budget includes $364.8 million of receipts from the Tobacco Settlement Fund that will be expended for health care.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. State General Fund expenditures for these assistance programs amounted to $4.9 billion in Fiscal Year 2010, while $4.86 billion is budgeted from the State General Fund for Fiscal Year 2011. A nursing home assessment fee provided a State General Fund offset of $237.8 million in Fiscal Year 2010, and is expected to provide a $240.5 million offset in Fiscal Year 2011. In addition, a managed care organization assessment provided a State General Fund offset of $404.6 million in Fiscal Year 2010, and is expected to provide a $357.2 million offset in Fiscal Year 2011.

Expenditures for medical assistance increased during the period from Fiscal Years 2000 through 2010 by an average annual rate of 5.9%. Expenditures from Commonwealth funds and augmentations were $5.6 billion in Fiscal Year 2010 and are projected to be $5.9 billion in Fiscal Year 2011, an increase of 5.6% from the previous fiscal year. Income maintenance cash assistance payments to families in transition to independence were $1.4 billion for Fiscal Year 2010, of which $466.7 million is from the State General Fund. The enacted budget for Fiscal Year 2011 budget includes a total of $1.5 billion, with $475.2 million provided from the State General Fund.

Transportation. The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. The State General Fund, the State Lottery Fund and other special funds, including the Public Transportation Assistance Fund, the Liquid Fuels Tax Fund, the Highway Beautification Fund, the Motor Vehicle Transaction Recovery Fund and the Public Transportation Trust Fund (the "PTTF") provide the remainder of funding for transportation programs.

Act 44 of 2007, signed into law on July 18, 2007, provided the largest single-year increase in Commonwealth funding for transportation through a "public-public" partnership between the Pennsylvania Department of Transportation and the Pennsylvania Turnpike Commission which provided the Commonwealth with more funding for highways, bridges and transit. In Fiscal Year 2009, $850 million in additional funding was invested in the Commonwealth's transportation system, with $500 million going to highway and bridge projects and $350 million to mass transit programs. In Fiscal Year 2010, this increased to $900 million with $500 million for highway and bridge projects and $400 million for mass transit. In Fiscal Year 2011, Act 44 provides $922.5 million, with $512.5 million for highway and bridge projects and $410 million for mass transit. After Fiscal Year 2010, investments were planned to rise 2.5% annually. Initially, the proposed funding for the additional investments would come from up to $5 billion in bonds to be issued by the Pennsylvania Turnpike Commission, to be repaid over time with revenue from a 25% toll increase on the Pennsylvania Turnpike beginning in 2009 and from new tolls to be collected on Interstate 80.

In October 2007, the Turnpike Commission and the Department of Transportation signed a 50 year lease agreement in which the Turnpike Commission agreed to provide the aforementioned payments to the Department of Transportation in exchange for authority to toll and operate Interstate 80. Since October 2007 a total of three applications including amendments were made to the Federal Highway Administration seeking federal authorization to toll and improve Interstate 80. All three applications were rejected. The Commonwealth is currently evaluating options available to it. Lease payments from the Turnpike Commission to the Commonwealth will likely decline to $450 annually, beginning in Fiscal Year 2011, once the Commission's conversion period under the lease expires. Such reduction in lease payments would lead to a decrease of $300 million in annual expenditures for highway and bridge projects and a $150 million decrease in expenditures for mass transit from Fiscal Year 2010 levels.

The Commonwealth also provides subsidies for mass transit systems including passenger rail and bus service. In Fiscal Year 2008, the funding mechanisms for mass transit were changed with the enactment of Act 44. Mass transit funding was shifted from the State General Fund to a combination of sources of revenue going into the PTTF. The PTTF, established by Act 44, was created to provide a long-term, predictable and growing source of revenues for public transportation systems. A new, dedicated revenue stream consisting of 4.4% of the sales and use tax is earmarked for mass transit systems. The PTTF also receives revenues from the Public Transportation Assistance Fund, the Lottery Fund, and lease payments from the Pennsylvania Turnpike Commission relating to the proposed lease of Interstate 80. For Fiscal Year 2009, Commonwealth funding available for mass transit was $1.112 billion. Funding for mass transit in Fiscal Year 2010 totaled $1.171 billion. Fiscal Year 2011 funding for mass transit will decrease slightly to $1.155 billion. The Fiscal Year 2011 total may increase if alternative funding to Interstate 80 tolling is found.

Total funding for the Commonwealth's highway and bridge program for Fiscal Year 2009 was $2.373 billion. This level decreased slightly to $2.223 billion in Fiscal Year 2010 and is expected to decline to $1.925 billion in Fiscal Year 2011. The Fiscal Year 2011 total may increase if alternative funding to Interstate 80 tolling is found. Highway and bridge expenditures by local governments through grants paid from Motor License Fund and restricted revenues were $388.7 million in Fiscal Year 2009 and $379.9 million in Fiscal Year 2010. In Fiscal Year 2011, grants to local government will total $379.4 million.

The Commonwealth's current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In Fiscal Years 2009 and 2010, $7.25 million was expended from aviation restricted accounts each year for such purposes. A total of $8.75 million is budgeted for Fiscal Year 2011.

Financial Performance

During the five-year period from Fiscal Year 2005 through Fiscal Year 2009, total revenues and other sources increased by an average of 3.2% annually. Tax revenues during this same period increased by an annual average of 0.8% with a portion of the average annual growth rate adversely impacted by a significant decline in tax revenue from other sources in Fiscal Year 2009. During the past several years, fees and license income and other financing sources have continued to become a larger portion of income to the State General Fund. Expenditures and other uses during the same five-year period rose at an average annual rate of 2.2%. Expenditures for public education during this period increased at an average annual rate of 4.0%.

Recent Developments. The Commonwealth's operating budget continues to be affected by the most recent national economic recession. It is expected that the Commonwealth may likely experience minimally lower than estimated State General Fund revenue collections and may likely need to appropriate supplemental funds to address increased caseloads and utilization within the Department of Public Welfare. Neither revenue shortfalls nor additional supplemental appropriation needs are expected to be individually greater than approximately $200 to $250 million.

On July 6, 2010, the Commonwealth's Fiscal Year 2011 budget was signed into law by the Governor. The Fiscal Year 2011 budget includes a projected decline in Commonwealth revenues, prior to reserves for tax refunds, of 3.4% over Fiscal Year 2010 receipts. The rate of growth projected was based upon a projection that the national and state economies will avoid a double-dip recession and that economic growth will remain subdued. The enacted Fiscal Year 2011 budget provides for a minimal increase in appropriations of 0.7% over the Fiscal Year 2010 enacted budget and supplemental appropriations. The difference between the enacted appropriations and available revenues is funded through the utilization of ARRA offset appropriations.

State General Fund Fiscal Year 2008 Financial Results (GAAP Basis). At June 30, 2008, the State General Fund reported a fund balance of $2.974 billion, a decrease of $396.8 million from the reported $3.370 billion fund balance at June 30, 2007. On a net basis, total assets increased by $1.328 billion to $12.489 billion. Liabilities increased by $1.724 billion to $9.515 billion largely because of an increase in accounts payable ($720 million) and an increase in securities lending obligations ($706.4 million). The overall decrease in fund balance, $396.8 million during the fiscal year, was $797.8 million less than the prior fiscal year.

State General Fund tax revenues increased overall by 2% during the fiscal year. Although most of the overall increase is attributable to economic growth, increases/decreases within several specific tax types were larger or smaller than 2%. Personal income tax revenues rose by 6% – most of this growth occurred in non-employer-withheld taxes. This growth can be attributed to strong capital gains reported for calendar year 2007 that caused tax payments to grow by 13%.

This revenue increase was offset by declines in sales/use and real estate tax revenues. Sales/use tax revenues decreased by 3%. The decline in real estate taxes was attributable to an increase in the percentage rate for transfers from the realty transfer tax during the fiscal year. Overall, corporation tax revenues were flat year-over-year. There was a substantial increase (37%) within the other tax revenues category. This increase occurred as a result of a change in accounting treatment related to job creation tax credits. The change in treatment allows utilization of credits to affect the State General Fund consistent with accounting treatment for all other types of tax credits. Cigarette tax revenues increased by 4% due to increased enforcement activities. Inter-governmental revenues increased by $258 million, resulting primarily from health and human services related federal programs. Total State General Fund revenues increased by $630 million (1.45%) during the fiscal year ended June 30, 2008.

Total State General Fund expenditures increased by $1.280 billion (3.04%) during the fiscal year ended June 30, 2008. Reported expenditures for health and human services expenditures increased by $781 million, caused by a higher aggregate need for medical assistance services and grant assistance. Public education expenditures increased by $623 million due primarily to increases in basic education ($166 million), school employee retirement ($77 million), pre-K programs ($60 million), higher education subsidies ($55 million) and several other subsidies to school districts ($265 million). Protection of person and property expenditures increase primarily for corrections related programs ($97 million), Children's Health Insurance Program ($48 million), Volunteer Fire Company grants ($48 million) and other programs ($18 million). Transportation expenditures decreased while direction and supportive services expenditures increased by $188 million, due primarily to changes in reporting payroll expenditures related to retiree healthcare programs. Expenditures for economic development decreased by $82 million due to reduced spending on community/local government opportunity and revitalization programs.

State General Fund Fiscal Year 2008 Financial Results (Budgetary Basis). The national economic slowdown and a recession in the housing sector adversely impacted growth in the Commonwealth during Fiscal Year 2008. Declining home sales and home values, a contraction in available credit, slightly higher unemployment and lower personal consumption resulted in less growth in revenues than had been projected. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth. Commonwealth revenues, however, still exceeded the certified estimate for Fiscal Year 2008 by $167.5 million (0.6%). Fiscal Year 2008 revenues (all sources) totaled $27.50 billion, an increase of $309.2 million over Fiscal Year 2007. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27.45 billion. As a result of Commonwealth financial operations during Fiscal Year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the BSRF, totaled $582.9 million. In response to lower-than-projected growth in Commonwealth revenues, the General Assembly approved and the Governor signed into law, a one-year suspension of the 25% transfer to the BSRF for Fiscal Year 2008.

State General Fund revenues grew 1.3% during Fiscal Year 2008 when measured on a year-over-year basis. Corporate tax receipts were $13.3 million (0.2%) over estimate for the fiscal year. Year-over-year growth in corporate taxes also was 0.2% during Fiscal Year 2008 as corporate net income tax collections declined 3% while gross receipts tax collections grew 4.3% and receipts from the capital stock and franchise tax grew 2% on a year-over-year basis. The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax. Personal income taxes were $157.7 million over the estimate. Sales and use tax revenues declined in Fiscal Year 2008 by $94.2 million (1.1%) on a year-over-year basis. Sales tax receipts were below estimate by $19.6 million, a difference of 0.2% from the fiscal year estimate. Non-tax revenues of the Commonwealth declined by 17%, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2008 were $1.05 billion, an amount equal to the Fiscal Year 2007 reserves. At the end of Fiscal Year 2008, approximately $100 million of reserves were available for making tax refunds in the following fiscal year.

Fiscal Year 2008 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27.45 billion, an increase of 1.6% from Fiscal Year 2007 expenditures. A total of $356 million in appropriations lapsed in Fiscal Year 2008, and the Fiscal Year 2008 budget contained a reduced level of intergovernmental transfers which was utilized to cover a portion of medical assistance costs. Intergovernmental transfers replaced $482.2 million of State General Fund medical assistance costs in Fiscal Year 2008, compared to $536.7 million in Fiscal Year 2007 (a decrease of 10.1%). In addition, approximately $142.5 million in additional funds were appropriated in Fiscal Year 2008 to fund expenditures normally funded from Commonwealth revenues, a decrease from $257.7 million in Fiscal Year 2007. The ending unappropriated balance was $582.8 million for Fiscal Year 2008, an increase of 9.8% from Fiscal Year 2007.

State General Fund Fiscal Year 2009 Financial Results (GAAP Basis). At June 30, 2009, the State General Fund reported a fund balance of $515.2 million, a decrease of $2.46 billion from the reported $2.97 billion fund balance at June 30, 2008. On a net basis, total assets decreased by $3.17 billion to $9.32 billion. Liabilities decreased by $713 million to $8.8 billion largely because of a decrease in securities lending obligations ($1.31 billion). The change in fund balance of -$2.46 billion for Fiscal Year 2009 compares with a change in the fund balance of -$397 million for Fiscal Year 2008.

State General Fund tax revenues decreased overall by $2.2 billion (8.6%), during the fiscal year. Decreases in the three largest tax types were directly attributable to declines in economic activity during Fiscal Year 2009. Similarly, real estate tax revenues decreased by $129 million due to weaknesses in the housing market.

Inter-governmental revenues increased by $2.48 billion, resulting primarily from federal participation in significantly higher expenditures for Medical assistance and other types of health and human services expenditures. Nearly $1 billion of the higher federal revenues were from ARRA funds. Combined licenses/fees/investment and other revenues decreased by $331 million primarily because of a year-over-year decrease in investment income of nearly $260 million. Charges for sales and services revenues decreased by $192 million as Public Welfare revenues decreased by nearly $318 million, primarily due to the end and subsequent decrease of the Intergovernmental Transfers program by $284 million and the fiscal year revenue accrual being lower than the prior fiscal year by $135 million with offsetting increases in hospital/nursing home and other assessments

Total State General Fund expenditures increased by $1.8 billion (4.17%) during Fiscal Year 2009. Reported expenditures for health and human services expenditures increased by $1.37 billion, caused by a higher aggregate need for medical assistance services and income or cash grant assistance. Public education expenditures increased by $344 million due primarily to increases in basic education, charter school reimbursements, special education, pupil transportation, non-public transportation and school employee social security. Protection of person and property expenditures increased by $350 million primarily because of an intra-fund expenditure elimination during the prior fiscal year that was not necessary during the fiscal year, higher expenditures for the Children's Health Insurance Program, higher expenditures for Corrections and State Police agencies and higher Military and Veterans Affairs agency facilities expansion expenditures.

State General Fund Fiscal Year 2009 Financial Results (Budgetary Basis). The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth's economy in 2009. The Fiscal Year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2% annual growth by June 2009. However, the economy did not rebound but rather the contraction in the national economy during each of the four quarters of Fiscal Year 2009, combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth's revenues and receipts. State General Fund revenues for the fiscal year totaled $25.530 billion. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28.135 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and including intergovernmental transfers and additional sources, decreased by 10.1% from Fiscal Year 2008. Total Fiscal Year 2009 revenues totaled $24.751 billion, a decrease of $2.782 billion over Fiscal Year 2008. State General Fund revenues declined $2.398 million (8.6%) during Fiscal Year 2009, when measured on a year-over-year basis. Corporate tax receipts were $613.9 million, or 11.3% below estimate for the fiscal year. Year-over-year growth in corporate taxes was down 11.4% during Fiscal Year 2009 as corporate net income tax collections declined 18.1% and capital stock and franchise tax receipts declined 22.8%. Personal income taxes were $1.291 billion below estimate, a shortfall of 11.2%, while year-over-year growth in personal income tax receipts was -6.5%. Sales and use taxes receipts also were below the Fiscal Year 2009 estimate by $595.3 million (-6.8%). Sales tax collections declined 4.3% during Fiscal Year 2009, as motor vehicle sales tax collections declined 12.8% and non-motor vehicle sales tax receipts declined 3.0%. Continued weakness in the housing market led to realty transfer tax revenues declining by 31.4% during Fiscal Year 2009. Non-tax revenues of the Commonwealth were 68.3% below the Fiscal Year 2009 estimate, led by realized losses on the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2009 were $1.225 billion, an increase of 16.7% from Fiscal Year 2008 reserves.

Fiscal Year 2009 appropriations from Commonwealth revenues, net of appropriation lapses, totaled $28.324 billion, an increase of 4.2% from Fiscal Year 2008 expenditures. Intergovernmental transfers replaced $445.8 million of State General Fund medical assistance costs in Fiscal Year 2009, compared to $508.6 million in Fiscal Year 2008. The ending unappropriated balance was -$2.800 billion for Fiscal Year 2009, which was carried forward to Fiscal Year 2010.

In response to declining revenue collections, the Commonwealth implemented a number of steps to reduce expenditures during Fiscal Year 2009. First, the Commonwealth implemented three rounds of budget cuts, totaling approximately $505 million, which reduced the ability of agencies to spending previously-appropriated funds. Additionally, the Commonwealth implemented a general hiring freeze, restricted out-of-state travel, banned the purchase of new and replacement vehicles for state employees and reduced the overall size of the state fleet by 1,000 vehicles and froze salaries for management and non-union employees. As a result, over $634 million in appropriations were lapsed in Fiscal Year 2009. Finally, the Commonwealth has undertaken a number of management and productivity improvement efforts since 2003 that have resulted in a recurring annual savings of an estimated $1.75 billion in Fiscal Year 2009. Examples of these improvements includes saving $242 million annually from complement reductions, $643 million annually from contract renegotiations and $489 million from operational and process improvements.

Fiscal Year 2010 Financial Results (Budgetary Basis). The continuing effects of the national economic recession again negatively impacted the Commonwealth's economy in 2010. While avoiding the contraction in the national economy from the prior fiscal year, the Commonwealth experienced only minimal economic growth in Fiscal Year 2010. High levels of unemployment and turbulent financial markets negatively impacted the Commonwealth's revenues and receipts. State General Fund revenues for the fiscal year totaled $27.65 billion. Total expenditures, net of appropriation lapses and including public health and human series assessments and expenditures from additional sources (federal ARRA funding), were $25.45 billion.

Revenues available to the Commonwealth, net of reserves for tax refunds and transfers from the BSRF but including public health and human service assessments, increased $2.45 billion or nearly 10% during Fiscal Year 2010. Total Fiscal Year 2010 revenues totaled $27.202 billion, an increase from $24.751 billion during Fiscal Year 2009. State General Fund revenues increased $2.118 billion (8.3%) during Fiscal Year 2010, when measured on a year-over-year basis. Corporate tax receipts were $510.2 million, or 10.0% below estimate for the fiscal year. Year-over-year growth in corporate taxes was down 5.3% during Fiscal Year 2010 as corporate net income tax collections declined 9.5% and capital stock and franchise tax receipts declined 3.4%. Personal income taxes were $308.3 million below estimate, a shortfall of 3.0%, while year-over-year growth in personal income tax receipts was -2.3%. Sales and use taxes receipts also were below the Fiscal Year 2010 estimate by $362.1 million (-4.3%). Sales tax collections declined 1.3% during Fiscal Year 2010, as motor vehicle sales tax collections grew 3.8% but non-motor vehicle sales tax receipts declined 2.0%. Stabilization in the Pennsylvania housing market led to realty transfer tax revenues growing slightly by 0.5% during Fiscal Year 2010. Non-tax revenues of the Commonwealth were 1.8% below the Fiscal Year 2010 estimate, led by realized losses on the investment of Commonwealth funds. However, non-tax revenues of the Commonwealth grew from $235.2 million in Fiscal Year 2009 to $2.738 billion during Fiscal Year 2010, an increase of 1,064%. This increase was attributable to the transfer of various fund balances such as the BSRF and other such balances to the State General Fund. Reserves for tax refunds in Fiscal Year 2010 were $1.225 billion, a decrease of 8.2% from Fiscal Year 2009 reserves.

The Fiscal Year 2010 budget was enacted incrementally over the first half of Fiscal Year 2010. On August 5, 2009, the Governor signed into law $11 billion in appropriations towards the operation of critical public health and safety services and to fund general government operations and vetoed nearly $13 billion in appropriations for Fiscal Year 2010. This "bridge budget" provided appropriations totaling $10.97 billion of Commonwealth funds against then-estimates revenues, prior to tax refunds, of $25.56 billion.

On October 9, 2009, the Governor signed into law the enacted budget for Fiscal Year 2010. The Fiscal Year 2010 budget provided appropriations and executive authorizations of $24.29 billion, net of expenditures offset with federal funds, and did not include appropriations for certain non-preferred institutions, which were approved on December 17, 2009. On January 8, 2010, the Governor signed legislation expanding gaming in the Commonwealth. This legislation authorizes certain table games at Pennsylvania casinos and is estimated to generate an additional $256 million in State General Fund revenues during Fiscal Year 2010. Additional Fiscal Year 2010 State General Fund revenues from Act 1 would be derived mainly from upfront license fees. Annual recurring revenue to the State General Fund from table games is currently estimated to be between $80 and $90 million.

Given the condition of the national economy, the Fiscal Year 2010 base revenue estimate was premised on the assumption that the Commonwealth would experience zero growth (0.0%) during Fiscal Year 2010. The Fiscal Year 2010 budget provided an estimated $808.2 million in recurring revenues and $2.356 billion in non-recurring revenues from various sources. The Fiscal Year 2010 budget also utilized $3.063 billion in available federal fiscal relief funds and lapses to offset state appropriations.

Education funding was expanded in the Fiscal Year 2010 budget by an additional $300 million provided through the Basic Education subsidy.

The Fiscal Year 2010 budget represented a $5.23.9 million (1.8%) decrease over the Fiscal Year 2009 budget. The Fiscal Year 2010 budget reduced or eliminated funding for programs in nearly every Commonwealth agency. The budget reduced funding for over 300 programs and eliminates funding for over 100 programs, lowering State General Fund spending by nearly $1.9 billion. Nearly 3,000 Commonwealth positions were to be eliminated in Fiscal Year 2010, bringing the total reduction in the Commonwealth's work force to 4,767 positions since 2003.

Fiscal Year 2011 Budget. The enacted Fiscal Year 2011 budget provides appropriations and executive authorizations, net of lapses and other reductions, totaling $26.088 billion of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments, of $26.385 billion. The $297.1 million positive difference between estimated revenues and budgeted appropriations is to be utilized to eliminate the negative $294.2 million ending balance from Fiscal Year 2010. The Fiscal Year 2011 ending unappropriated balance is estimated to be $2.9 million.

The Fiscal Year 2011 revenue estimate is based upon an economic assumption that economic growth will total nearly 3.3% annual growth by June 2011. Tax revenues of the Commonwealth are estimated to increase 3.1% from Fiscal Year 2010 levels. Total revenues of the Commonwealth, prior to reserves for refunds, are expected to decline $936.5 million (3.4%) from Fiscal Year 2010 levels. This decline is due mainly to a reduction in one-time revenue sources utilized to balance the Fiscal Year 2010 budget. However, the Fiscal Year 2011 enacted budget does include various one-time state revenue transfers totaling an estimated $664.4 million. Fiscal Year 2011 receipts from corporate tax receipts are projected to increase 2.4% based on an anticipated recovery within the corporate net income tax area. Personal income tax receipts in Fiscal Year 2011 are expected to grow 1.6% on a year-over-year basis. Sales and use tax receipts are projected to increase 3.8% during Fiscal Year 2011. Non-tax revenues are projected to decline 62.6%, primarily from the reduction in one-time transfers utilized to balance the Fiscal Year 2010 budget.

Commonwealth funded appropriations for Fiscal Year 2011 total $26.088 billion, an increase of $636.5 million from Fiscal Year 2010 levels. The enacted budget for Fiscal Year 2011 also assumes $2.754 billion in federal fiscal relief to offset state appropriations. Included within the estimated $2.754 billion in federal fiscal relief is an estimated $848 million in enhanced Federal Medicaid Assistance Percentage funding ("FMAP") which had not been authorized by the U.S. Congress at the time that the Commonwealth's Fiscal Year 2011 budget was adopted. During August 2010, FMAP federal funding was enacted by Congress and signed into law by the President. Pennsylvania will receive a reduced amount of FMAP funding totaling approximately $600 million rather than the $848 million estimated in the Fiscal Year 2011 budget. As a result of the reduced level of FMAP funding, the Governor announced that he was ordering all agencies under his jurisdiction to reduce Fiscal Year spending by 1.9% to offset the shortfall. These savings, estimated to be $212 million, together with a projected $70 million to be received in Fiscal Year 2011 from a still un-enacted tax on oil and gas extraction, if realized, would offset the reduced level of FMAP funding from the federal government.

The Fiscal Year 2011 budget originally estimated layoffs of Commonwealth employees totaling between 700 and 1,000 persons. Following enactment of the reduced level of FMAP funding, and in combination with a continued

hiring freeze and higher than expected retirements, the Commonwealth expects estimated layoffs of Commonwealth employees to total less than 100 during Fiscal Year 2011.

Education funding is expanded in the enacted Fiscal Year 2011 budget to provide an additional $250 million for Pre-K-12 education. The Commonwealth's main support for local school districts, the Basic Education appropriation, is budgeted to increase 4.5% over the prior year level, boosting the total subsidy to $5.8 billion, while funding for all of the state's education programs will increase 1.3%. Funding for economic development initiatives is also enhanced; a $600 million increase to the Redevelopment Assistance Capital Program ("RACP"), a component of the Commonwealth's capital budget, is expected to cause investment of a total of over $1.2 billion into various economic development projects across the Commonwealth over the next 1-3 fiscal years. The $1.2 billion investment would come from the RACP 's matching fund requirements as state grants totaling $600 million are planned to be combined with non-state matching investments of at least $600 million. The enacted budget agreement also included a pledge by the General Assembly and the Governor to work to enact a new levy on the extraction of natural gas within the Commonwealth.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

Motor License Fund—Fiscal Years 2008-11. Pennsylvania's Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes and fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for those purposes. The Motor License Fund in the fund through which most such revenues are account for and expended.

Fiscal Year 2008 Motor License Fund revenues totaled $2.67 billion, an increase of 16.5% over Fiscal Year 2007 receipts. During Fiscal Year 2008, liquid fuels tax receipts declined 1.5%, as receipts were negatively impacted by rising oil prices reduced consumption. License and fee revenue grew minimally in Fiscal Year 2008, up 0.2% from Fiscal Year 2007 levels, while other revenue receipts grew by 238.3%, driven largely by the additional revenues generated by Act 44. Fiscal Year 2008 Motor License Fund appropriations and executive authorizations totaled $2.75 billion, an increase of 7.2% over Fiscal Year 2007 expenditures. The Motor License Fund concluded Fiscal Year 2008 with an unappropriated surplus of $110.7 million, a net increase of 14.6%.

Fiscal Year 2009 Motor License Fund revenues totaled $2.56 billion, a decrease of 4.2% over Fiscal Year 2008 revenues. Receipts from liquid fuels taxes decreased by 5.9% while license and fee revenue increased by 1.4%. Other revenue receipts declined by 8.9% during Fiscal Year 2009 due primarily to the realization of losses associated with Motor License Fund investments. Fiscal Year 2009 Motor License Fund appropriations totaled $2.73 billion, a decrease of 0.9% from Fiscal Year 2008. The Motor License Fund concluded Fiscal Year 2009 with an unappropriated surplus of $57.7 million, a net decrease of 47.9%.

Fiscal Year 2010 Motor License Fund revenues totaled $2.64 billion, an increase of 3.3% from Fiscal Year 2009 levels. Receipts from liquid fuels taxes increased by 1.8% while license and fee revenue decreased by 3.0%. Other revenue receipts increased by 17.6% during Fiscal Year 2010 due primarily to the realization of gains associated with Motor License Fund investments. Fiscal Year 2010 Motor License Fund appropriations and executive authorizations totaled $2.63 billion, a decrease of 3.6% from Fiscal Year 2009. The Motor License Fund concluded Fiscal Year 2010 with an unappropriated surplus of $165.1 million, a net increase of 186%.

The Fiscal Year 2011 enacted budget includes an estimated $2.324 billion from the Commonwealth Motor License Fund and Motor License Fund appropriations totaling $2.426 billion. The $102 million difference between the estimated Fiscal Year 2011 appropriations and revenues of the Motor License Fund is expected to be supported by the draw down of a portion of the Fiscal Year 2011 $165.1 million beginning balance. The projected unappropriated Fiscal Year 2011 year-end balance is estimated to be $63.3 million, a decline of 62.7%.

State Lottery Fund—Fiscal Years 2008-11. The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals and instant games. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes are deposited in the State Lottery Fund. Fiscal Year 2008 net revenues increased by $19.7 million (1.3%). Total funds available were $2.14 billion. Appropriations and executive authorizations totaled $1.69 billion, which represented a decrease of $6.5 million over Fiscal Year 2007. The fiscal year-end balance and reserve totaled $451 million (including $100 million of reserves), a decrease of 5.4%.

Fiscal Year 2009 net revenues decreased by 12.8%. Total funds available were $1.86 billion, while total appropriations, net of current year lapses were $1.75 billion. Additionally, Fiscal Year 2009 expenditures included a transfer of approximately $248.8 million in long-term care costs from the State General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $113.2 million, a decrease of 75%.

Fiscal Year 2010 net revenues increased by 7%. Total funds available were $1.66 billion, while total appropriations, net of current year lapses were $1.56 billion. Additionally, Fiscal Year 2010 expenditures included a transfer of approximately $176 million in long-term care costs from the State General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $101.4 million, a decrease of 10.4%.

The enacted Fiscal Year 2011 budget anticipates a 4.8% increase in revenues from all lottery sources. Revenues of the Lottery Fund are estimated to be $1.58 billion in Fiscal Year 2011, an increase of $71.8 million from revised Fiscal Year 2010 estimates. Appropriations, less estimated lapses, totaling $1.59 billion are expected, which represents an increase of $32.1 million (2.1%) from Fiscal Year 2010. The fiscal year-end balance is projected to total $89 million, a decrease of 12.2%.

Commonwealth Indebtedness

The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster; (2) electorate-approved debt; (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on general obligation debt is paid from State General Fund appropriations, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $9.893 billion at June 30, 2010, a net increase of $1.239 billion from June 30, 2009. Over the 10-year period ended June 30, 2010, total net outstanding general obligation debt increased at an annual rate of 7.0%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 8.0%.

General obligation debt for non-highway purposes of $9.451 billion was outstanding on June 30, 2010. Outstanding debt for these purposes increased by a net $1.063 billion since June 30, 2009. For the period ended June 30, 2009, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 7.5% and 7.5%, respectively. Current Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $441.4 million on June 30, 2010, an increase of $176.4 million from June 30, 2009. Highway outstanding debt grew over the most recent 10-year and 5-year periods ended June 30, 2009, by 0.2% and 21.8%, respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with the enacted Fiscal Year 2009 budget, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth's 6,000 structurally deficient bridges. Funding to support the proposed debt issuance is being initially provided from a existing restricted account rather than from general revenues of the Motor License Fund of the State General Fund. During the 2010 Fiscal Year, the Commonwealth issued $200 million in general obligation bonds in order to jumpstart its bridge rehabilitation program. The Fiscal Year 2011 budget includes $200 million in general obligation debt authority for the bridge rehabilitation program.

When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the State General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund, or both funds, in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt, and any year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has $1.0 billion in tax anticipation notes outstanding, which mature on June 30, 2011. In Fiscal Year 2010, the Commonwealth issued $800 million in tax anticipation notes, which were paid in full on June 30, 2010. In the preceding eleven years, the Commonwealth did not issue any tax anticipation notes.

Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed, and the debt of such agencies is not an obligation of the Commonwealth, although some of the organizations are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2010: Delaware River Joint Toll Bridge Commission ($438.5 million), Delaware River Port Authority ($1.076 billion), Pennsylvania Economic Development Financing Authority ($1.858 billion), Pennsylvania Energy Development Authority ($25.4 million), Pennsylvania Higher Education Assistance Agency ($8.435 billion), Pennsylvania Higher Educational Facilities Authority ($6.056 billion), Pennsylvania Industrial Development Authority ($363.4 million), Pennsylvania Infrastructure Investment Authority ($23.1 million), Pennsylvania Turnpike Commission ($6.309 billion), and the State Public School Building Authority ($2.372 billion).

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. Philadelphia currently is operating under a five-year fiscal plan approved by PICA on September 16, 2009.

No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $533.9 million in special tax revenue bonds outstanding as of June 30, 2010. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Pensions and Retirement Systems

On November 23, 2010, the Governor signed an act into law enacting employer contribution collars which will eliminate the previously anticipated very major increases in pension contribution which would have been required of the Commonwealth beginning in Fiscal Year 2013. To the extent the pension funds have large unfunded liabilities, as is presently the case, such capping of required employer contributions to the pension funds is likely to materially extend the period over which such unfunded liability is funded.

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. Commonwealth employees and employees of certain state-related organizations are members of the State Employees' Retirement System ("SERS"). Public school employees are members of the Public School Employees' Retirement System ("PSERS"). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

The Commonwealth's retirement programs are jointly contributory between the employer and employee. The contribution rate for PSERS new members who enroll in the pension plan is 7.5% of compensation. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5% to 7.5% of compensation depending upon their date of employment and elections made by the member. SERS' contribution rate for most employees is 6.25%. Interest on each employee's accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members hired before December 31, 2010.

During Fiscal Year 2008, Commonwealth contributions for SERS and PSERS were $237.5 million and $451.2 million, respectively, a 8.4% and 18% increase, respectively, in the year-over-year contribution to each system. The Fiscal Year 2009 budget included contributions of $242.5 million for SERS and $360.6 million for PSERS, a 2.1% and 20.1% decrease, respectively, in the year-over-year contribution to each system. During Fiscal Year 2010, Commonwealth contributions totaled $266.0 million for SERS and $342.6 million for PSERS, a 9.7% increase and 5.0% decrease, respectively, in the year-over-year contribution to each system. For Fiscal Year 2011, the budgeted SERS contribution is $296.8 million and the budgeted PSERS contribution in $408.6 million.

In common with many other public pension systems in the United States, the recent global economic crisis and resulting recession have had a dramatic negative impact on PSERS' and SERS' investment performance. For Fiscal Year 2009, PSERS generated a negative 26.54% annual return. SERS' return on investments for calendar year 2008 was -28.7%. Calendar year 2009 reflected an improvement in SERS' investment performance with a 9.1% return on investments. Similarly, PSERS' Fiscal Year 2010 investment performance reflected an improvement from the prior year with a 14.59% return on investments.

Litigation

Following are brief descriptions of certain cases affecting the Commonwealth, as reviewed by the Commonwealth's Attorney General and Office of General Counsel.

In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2009 was $20 million.

The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth's self insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

County of Allegheny v. Commonwealth of Pennsylvania. In December 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. His interim report recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. On June 22, 1999, the Governor approved legislation under which approximately 165 county-level court administrators became employees of the Commonwealth. The act also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania. Recently the counties have moved the Court to enforce the original order in the case. The Court has held an argument on the motion and a decision is pending.

Northbrook Life Insurance Co. v. Commonwealth of Pennsylvania. This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982, which established a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies that have become insolvent or are otherwise in default to their insureds. The assessed insurance companies may claim a credit against their gross premiums tax liability based on such assessments.

The Department of Revenue allowed credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxed annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

On January 26, 2006, the en banc court issued a conflicted decision in which the majority ruled for both parties. Both parties filed exceptions. The court denied all exceptions and upheld its earlier decision. Northbrook filed an appeal to the Pennsylvania Supreme Court, which ruled in Northbrook's favor but only on a technicality and did not address the substantive findings of the trial court. The Supreme Court's decision resulted in an approximately $7,000 credit for Northbrook.

Counsel have now selected another case, Allstate, to relitigate the issues involved. The principal focus of the new Allstate litigation will be the proportional part fraction which is multiplied by the assessments to determine the credit as interpreted by the Court. Potential tax refund exposure to the Commonwealth is up to $150 million.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. The initial investment must be accompanied by the Account Application. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans or government sponsored programs. These limitations apply with respect to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and plan sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares of each fund are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Purchase of Institutional Money Funds

In addition to the purchase information described in "How to Buy Shares—Purchase of Institutional Money Funds" in Part II of this SAI, shares may be purchased by wire, by telephone or through a compatible automated interface or trading system. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. To place an order by telephone or to determine whether their automated facilities are compatible with the fund, investors should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206.

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In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the fund, along with the securities. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Federal Funds. If a fund requires the remittance of Federal Funds in connection with the purchase of fund shares and you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Dreyfus TeleTransfer Privilege. Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account. Except as may be otherwise described in "How to Buy Shares—Reopening An Account" in Part II of this SAI, you may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

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Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds.

Class A

Except as may be otherwise described in "How to Buy Shares—Class A" in Part II of this SAI, and as described below with respect to: (a) Class A shares of a Multi-Class Fund that is an equity fund purchased by shareholders who owned Class A shares of such fund on November 30, 1996; and (b) Class T shares exchanged for Class A shares, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the net asset value per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of a Dreyfus Multi-Class Fund that is an equity fund purchased by shareholders who beneficially owned Class A shares of such fund on November 30, 1996 is the net asset value per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Class T shares are no longer offered by any Multi-Class Fund. Holders of Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Class T shares of a fund, Class A shares of the fund having an aggregate net asset value equal to the aggregate value of the shareholder's Class T shares. For shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Class T shares of the fund on the Exchange Date, the public offering price for Class A shares of the fund is the net asset value per share of Class A of the fund plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.00

$50,000 to less than $100,000	4.00	4.17	3.50

$100,000 to less than $250,000	3.00	3.09	2.50

$250,000 to less than $500,000	2.00	2.04	1.75

$500,000 to less than $1,000,000	1.50	1.52	1.25

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

The public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the net asset value per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

The scale of sales loads applies to purchases of Class A shares made by any Purchaser.

Class A Shares Offered at Net Asset Value. Full-time employees of member firms of FINRA and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of fund shares (or which otherwise have a brokerage-related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, board members of a fund advised by the Manager or its affiliates, or the spouse or minor child of any of the foregoing. Further, a charitable organization investing $50,000 or more in fund shares and a charitable remainder trust (each as defined in Section 501(c)(3) of the Code) may purchase Class A shares at net asset value without payment of a sales charge, provided that such Class A shares are purchased directly through the Distributor. Any such charitable organization or charitable remainder trust that held Class A shares of a fund as of July 15, 2011, and continues to hold such Class A shares, may purchase additional Class A shares of the fund at net asset value without a sales load whether or not purchasing such shares directly through the Distributor. Additional information about purchasing Class A shares at net asset value is in the prospectus.

A shareholder purchasing fund shares through a Service Agent may no longer be eligible to purchase fund shares at net asset value without a sales load, if the nature of the shareholder's relationship, and/or the services the shareholder receives from, the Service Agent changes. Please consult your Service Agent for further details.

Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" in Part III of this SAI.

III-5

Right of Accumulation. Except as may be otherwise described in "How to Buy Shares—Right of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Class B

As of June 1, 2006, Class B shares of Multi-Class Funds are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by the Manager or shares held in an Exchange Account as a result of a previous exchange of Class B shares. No new or subsequent investments, including through automatic investment plans are allowed in Class B shares of any fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in fund shares, unless you specify the class of shares you wish to purchase, such subsequent investment will be made in Class D shares, if the fund offers Class D shares, and you will be subject to the applicable sales load; if the fund does not offer Class D shares, such subsequent investment will be made in Class A shares and you will be subject to the applicable sales load. For Class B shares outstanding on June 1, 2006 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A or Class D, as the case may be, features and Distribution Plan and Shareholder Services Plan fees, continue in effect.

The public offering price for Class B shares is the net asset value per share of that class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the prospectus and in "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B Shares" in Part II of this SAI.

Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares or Class D shares, as set forth in the relevant fund's prospectus, based on the relative net asset values for shares of each such class. Class B shares of a fund that have been acquired through the fund's reinvestment of dividends and distributions will be converted on a pro-rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares or Class D shares, as the case may be, bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the fund's dividends and distributions. Class B shares of a fund acquired by shareholders in exchange for Class B shares originally issued by an Acquired Fund before December 1, 2003 are subject to different CDSC and conversion schedules. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part III of this SAI.

The minimum initial investment through an exchange for Class B shares of a Multi-Class Fund is $1,000. Subsequent exchanges for Class B shares of a Multi-Class Fund must be at least $500.

Class C

The public offering price for Class C shares is the net asset value per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" in Part III of this SAI.

Class I

The public offering price for Class I shares is the net asset value per share of that class.

III-6

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding series of the Acquired Fund as a result of the reorganization of such series may continue to purchase Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

All Other Share Classes

The public offering price is the net asset value per share of the class.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the fund may (1) for a money market fund, delay the redemption of such shares for up to eight business days after the purchase of such shares or (2) for a fund other than a money market fund, delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

III-7

If you hold shares of more than one class of a Multi-Class Fund, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Wire Redemption Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express voice response system) letter or online instructions from any person representing himself or herself to be you, or a representative or your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the net asset value of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. The fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees. Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than at the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the fund, at its request, shareholder identity and transaction information.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class B. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount that is lower than the dollar amount of all payments by you for the purchase of Class B shares of the fund held by you at the time of redemption. No CDSC will be imposed

III-8

to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of the fund, except for: (a) certain Class B shares issued in exchange for shares originally issued by a series of the Acquired Fund; (b) Class B shares of a Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996; and (c) except as may be otherwise described in "How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class B" in Part II of this SAI.

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	4.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00*

_________________
* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

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Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	5.00

Second	4.00

Third	3.00

Fourth	3.00

Fifth	2.00

Sixth	1.00

Seventh	0.00

Eighth	0.00**

_________________
** These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares of a Dreyfus Multi-Class Fund that is a bond fund purchased by shareholders who beneficially owned Class B shares of such fund on November 30, 1996:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	3.00

Second	3.00

Third	2.00

Fourth	2.00

Fifth	1.00

Sixth	0.00***

_________________
*** These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the fund acquired pursuant to the reinvestment of fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996 and eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. During

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the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans or other programs, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, repurchase orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

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Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Checks which are dated within six months of presentment of payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by BNY Mellon.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Redemption through Compatible Automated Facilities

Certain funds make available to institutions the ability to redeem shares through compatible automated interface or trading system facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 or in New York 1-718-895-1206 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

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Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Fund Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds (minimum $500/maximum $20,000 per day) be transferred between your fund account and your bank account. See "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI to determine whether your fund requires a higher minimum transfer amount and "How to Redeem Shares—Transaction Fees" in Part II of this SAI to determine whether fees are applicable. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part III of this SAI.

Reinvestment Privilege

Upon written request, you may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

Share Certificates; Signatures

Effective July 1, 2011 the funds issue shares in book entry form only and no longer issue share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets the fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that

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disposal of the fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the fund's shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Exchanges

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The funds reserve the right to reject any exchange request in whole or in part. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Fund Exchanges. You or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds. Fund exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

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You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, each of which is described below.

In addition to exchanging your Class B shares of a Multi-Class Fund for Class B shares of another Multi-Class Fund, you may exchange your Class B shares for Class B shares of the General Fund. The shares so purchased will be held in an Exchange Account. Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund which may be exchanged for Class A shares (or other designated class of shares) of a fund at net asset value. Prior to June 1, 2006, shareholders were permitted to exchange their Class B shares for shares of Worldwide Dollar Fund, and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on June 1, 2006 may continue to hold those shares and, upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of a Multi-Class Fund and the General Fund. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you, or a Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

Exchanges of Class I shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same class (if applicable) of the fund into which the exchange is being made.

During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a

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simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value, but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class of another fund in the Dreyfus Family of Funds (including, for Class B shares of certain funds, Class B shares of the General Fund held in an Exchange Account) or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class (if applicable) of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

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C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Automatic Withdrawal Plan

The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS. The Automatic Withdrawal Plan may be terminated at any time by you, the fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

Monthly or Quarterly Distribution Plans

These plans permit you to receive monthly or quarterly payments from a fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter. You may open a monthly or quarterly distribution plan by submitting a request to the Transfer Agent. A plan may be ended at any time by you, a fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Monthly or Quarterly Distribution Plans.

Letter of Intent—Class A Shares

By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Shares purchased by you and any related Purchaser in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.) or, for financial intermediaries, 1-800-DREYFUS.

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Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount will be credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

Corporate Pension/Profit-Sharing and Retirement Plans

A fund may make available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, certain funds make available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

If you wish to purchase fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan, an IRA, including a SEP-IRA, or an Education Savings Account, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Keogh Plans, 403(b)(7) Plans, IRAs or Education Savings Accounts may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in

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the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the board members who are not "interested persons" (as defined in the 1940 Act) of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the board members who are not "interested persons" with respect to the fund and have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest all or substantially all of their investable assets in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply primarily to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

The stock prices of small- or mid-capitalization companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Common Stock. Stocks represent shares of ownership in a company. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

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Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks offer enhanced yield features, such as PERCS (Preferred Equity Redemption Cumulative Stock). PERCS are preferred stock that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Other classes of enhanced convertible securities include ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company-issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three- or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

So-called "synthetic convertible securities" are comprised of two or more different securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

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Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's securities at a set price for a specified period of time. Warrants are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates. Warrants or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

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U.S. Government Securities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the U.S. Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Manager will consider such event in determining whether the fund should continue to hold the securities. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity

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and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its net asset value. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

The market values of many of these securities tend to be more sensitive to economic conditions than are higher-rated securities and will fluctuate over time. These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial

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institutions typically constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investments. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted

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periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.

The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Investing in inverse floaters involves leveraging which may magnify gains or losses.

Participation Interests and Assignments. Short-term corporate obligations denominated in U.S. and foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between a fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants."

A fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. A fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The fund may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party.

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Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its net asset value.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgages, REITs, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

Mortgage-related securities are subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

• Residential Mortgage-Related Securities—Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities

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have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The U.S. Treasury has historically had the authority to purchase obligations of FNMA and FHLMC. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies' stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since 2009, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. While the Federal Reserve's purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. While the U.S. Treasury is committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases

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through 2012, no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, FNMA and FHLMC also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities. Future legislative and regulatory action could alter the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FNMA and FHLMC, including any such mortgage-backed securities held by a fund.

• Commercial Mortgage-Related Securities—Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties.

• Subordinated Securities—Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

• Collateralized Mortgage Obligations ("CMOs") and Multi-Class Pass-Through-Securities—CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

• Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the

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coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

• Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indices. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

• As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

• Stripped Mortgage-Backed Securities—Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

• Adjustable-Rate Mortgage Loans ("ARMs")—ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

• Private Entity Securities—Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price

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of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

• Other Mortgage-Related Securities—Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of

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other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

For a fund that invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

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• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with municipal securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the board has directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the board has directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the

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agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such housing bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of municipal securities deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal securities. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying municipal securities and generally is at a level comparable to that of a municipal security of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in

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the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying municipal securities. The value of the second class and similar securities should be expected to fluctuate more than the value of a municipal security of comparable quality and maturity, which would increase the volatility of a fund's net asset value. These custodial receipts are sold in private placements. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

• Indexed and Inverse Floating Rate Securities. Indexed rate securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indices. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind municipal securities generally pay interest through the issuance of additional bonds; and step-

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up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of municipal securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike municipal securities which pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax.

Certain provisions of the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce the fund's available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a fund that pursues a strategy to invest significantly in municipal securities. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments) as defined in Part II of this SAI. Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors.

For a fund that focuses its investments in municipal securities of a specified state, when the fund has adopted a temporary defensive position, including when acceptable municipal securities of the specified state are unavailable

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for investment by the fund, in excess of 20% of the fund's assets may be invested in securities that are not exempt from income tax of the specified state (and, with respect to New York municipal securities, New York City income tax). Under normal market conditions, no fund anticipates that more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Bank Obligations. Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

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Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by a fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks. CDs held by a fund, other than those issued by banks with less than $1 billion in assets as described above, do not benefit materially, and time deposits do not benefit at all, from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve addition, and less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

Repurchase Agreements. A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of

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domestic or foreign issuers. Other corporate obligations include high quality, U.S. dollar-denominated short-term bonds and notes, including variable amount master demand notes.

Foreign Securities

"Foreign securities" include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its net asset value and thus may affect the fund's net asset value on days when shareholders have no access to the fund.

Emerging Markets. The risks associated with investing in foreign securities are often heightened for investments in emerging market countries. These heightened risks include: (1) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (2) the small size of the markets for securities of emerging market issuers and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (3) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (4) the absence of developed

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legal structures governing private or foreign investment and private property. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's net asset value will be adversely affected. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries.

Brazil. A fund that invests significantly in Brazilian securities or currency will be subject to certain political, economic, legal and currency risks which have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the fund. Brazil is dependent upon commodity prices and international trade and suffers from high inflation rates. Brazil continues to suffer from chronic structural public sector deficits. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial disaffection have led to social and labor unrest, and violence. Unanticipated political or social developments may result in sudden and significant investment losses.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil's economy. The Brazilian government's actions to control inflation and affect other economic policies have often involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and future government measures seeking to maintain the value of the real in relation to the U.S. dollar may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a fund's investments. Furthermore, the depreciation of the real relative to the U.S. dollar could create additional inflationary pressures in Brazil and lead to increases in interest rates, which may adversely affect the Brazilian economy as a whole. Conversely, appreciation of the real relative to the U.S. dollar may lead to the deterioration of Brazil's current account and balance of payments as well as limit the growth of exports.

The market for Brazilian securities is influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in other emerging market countries also may increase investors' risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a fund may invest.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil's balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such

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restrictions may be affected by the extent of Brazil's foreign currency reserves, the availability of sufficient foreign currency in the foreign exchange markets on the date a payment is due, the size of Brazil's debt service burden relative to the economy as a whole and political constraints to which Brazil may be subject.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Asian countries considered to have emerging markets currently include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries many not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

India. A fund that invests in Indian securities and currency will be subject to certain risks and special considerations, including but not limited to: (1) social, economic and political uncertainty, including war; (2) the ability to sustain strong economic growth; (3) greater price fluctuations and market volatility; (4) less liquidity and smaller capitalization of securities markets; (5) currency exchange rate fluctuations; (6) interest rate fluctuations; (7) government involvement in and control over the economy; (8) government decisions to discontinue support of economic reform programs; (9) differences in accounting, auditing and financial reporting standards; and (10) the availability and effectiveness of the Indian legal system. A fund that invests predominantly in the securities of Indian issuers may be subject to increased liquidity risks, which could inhibit the fund's ability to meet a large number of shareholder redemption requests in the event of economic, political or religious turmoil in India or neighboring regions or deterioration in relations between the United States and India.

India's political, social and economic stability is related to its developing status. Certain developments (such as the possibility of nationalization, expropriations or taxation amounting to confiscation, political changes, governmental regulation, social instability, diplomatic disputes or other similar developments), which are beyond the control of a fund and the Adviser, could adversely affect the fund's performance.

Political, economic and social factors, changes in Indian law or regulations and the status of India's relations with other countries may adversely affect the value of a fund's assets. Although India has experienced significant growth and is projected to undergo significant growth in the future, there can be no assurance that such growth will continue. Future actions of the Indian central government or the respective Indian state governments could have a significant effect on the Indian economy, which could adversely affect private sector companies, market conditions and prices and the performance of a fund's investments in India. The occurrence of social unrest or external tensions could adversely affect India's political and economic stability and, consequently, adversely affect a fund's performance.

India is a country that comprises diverse religious and ethnic groups. It is the world's most populous democracy and has a well-developed political system. Ethnic issues and border disputes, however, have given rise to ongoing

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tension in the relations between India and Pakistan, particularly over the region of Kashmir. In addition, cross-border terrorism could weaken regional stability in South Asia, thereby hurting investor sentiment. The Indian government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a fund's investments.

While fiscal and legislative reforms have led to economic liberalization and stabilization in India over the past fifteen years, the possibility that these reforms may be halted or reversed could significantly and adversely affect the value of investments in India. A fund's investments in India could also be adversely affected by changes in laws and regulations or the interpretations thereof, including those governing foreign direct investment, anti-inflationary measures, laws governing rates and methods of taxation, and restrictions on currency conversion, imports and sources of supplies.

Although the Indian primary and secondary equity markets have grown rapidly over the last few years and the clearing, settlement and registration systems available to effect trades on the Indian stock markets have improved, these processes may still not be on par with those in more developed markets. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States. The securities industry in India is comparatively underdeveloped, which may result in difficulties relating to settlement and recording of transactions and in interpreting and applying relevant securities laws and regulations. The Indian stock exchanges have been subject to broker defaults, failed trades and settlement delays in the past.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Foreign Institutional Investors ("FIIs") are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company, subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the "Guidelines") issued by the Government of India, Ministry of Finance, Investment Division. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15%. Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% and short-term capital gain taxes at the rate of 30%. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and entities substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one Indian company (subject to that company's approval). FIIs have to apply for registration to the Securities and Exchange Board of India ("SEBI") and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. There can be no assurance that these foreign investment or exchange control regimes will not change in a way that makes it more difficult or impossible for a fund to implement its investment strategy or repatriate its income, gains and initial capital from India.

A high proportion of the shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a fund has invested could dilute the earnings per share of the fund's investment and could adversely affect the market price of such securities. Sales of securities by such issuer's major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a fund's investment. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India.

The ability of a fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of a fund to repatriate its income and capital. If for any reason a fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined

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for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, the fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the net asset value of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by

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political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See also "Sovereign Debt Obligations—Sovereign Debt Obligations of Emerging Market Countries" above.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

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Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits a fund's investment in securities issued by other investment companies, including exchange-traded funds described below, subject to certain exceptions (including those that apply for a Fund of Fund's investment in Underlying Funds), currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations. A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above.

Exchange-Traded Funds (ETFs)

ETFs are designed typically to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. These may include S&P Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF with a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

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Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, forward contracts, swap agreements, credit derivatives, structured notes and participatory notes. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance.

An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.

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Successful use of certain derivatives may be a highly specialized activity. This ability may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Certain types of derivatives involve greater risks than if a fund had invested in the reference obligation directly, since, in addition to general market risks, they may be subject to illiquidity risk, counterparty risk and credit risk. Successful use of derivatives by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position. Furthermore, if in such circumstances the fund has insufficient cash, it may have to sell securities or otherwise exit positions to meet variation margin requirements or other requirements for collateral or segregation. The fund may have to sell such securities at a time when it may be disadvantageous to do so.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

The funds will not be commodity pools. Notices have been filed with the CFTC and NFA with respect to the funds' eligibility as registered investment companies or series of registered investment companies for an exclusion from the definition of commodity pool operator and that the funds are not subject to registration or regulation as commodity pool operators under the CEA.

Futures Transactions. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.

Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

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Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or options hereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a fund is covered when, among other things, the fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Call and put options in which a fund may invest include those: in respect of specific securities (or groups or "baskets" of specific securities) include equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities and Eurodollar instruments; securities indexes; and currencies, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes). Such options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market.

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• Index Options. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Transactions. Swap agreements are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index. The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

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• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged. If a fund is a buyer in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which

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typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. A fund will enter into credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Notes and Hybrid Instruments. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes may not have an active trading market.

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., some currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the fund.

Participatory Notes. Certain participatory notes issued by banks or broker-dealers are designed to replicate the performance of certain issuers and markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the stocks underlying such participatory notes. Participatory notes involve transaction costs.

Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities.

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Combined Transactions. Certain funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, swaps, currency and interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. Forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related securities provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other

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instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A highly liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities. A fund may lose money on its commodity investments.

Short-Selling

In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. A fund may make short sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short sale transaction, a fund must borrow the security to make delivery to the buyer. The fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund, which would result in a loss or gain, respectively. A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

Until a fund closes its short position or replaces the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (2) otherwise cover its short position.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or, to the extent a permissible investment for the fund, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes,

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when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund

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exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Illiquid Securities

Illiquid securities, as to which a liquid trading market does not exist, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. Funds are limited to a maximum of 15% of net assets in illiquid securities (subject to a fund's own more restrictive limitations).

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;

• risks related to general and local economic conditions;

• possible lack of availability of mortgage funds;

• overbuilding;

• extended vacancies of properties;

• increased competition;

• increases in property taxes and operating expenses;

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• changes in zoning laws;

• losses due to costs resulting from the clean-up of environmental problems;

• liability to third parties for damages resulting from environmental problems;

• casualty or condemnation losses;

• limitations on rents;

• changes in neighborhood values and the appeal of properties to tenants;

• changes in interest rates;

• financial condition of tenants, buyers and sellers of real estate; and

• quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually does not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations.. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if

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a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Manager's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

U.S. Treasury Securities

U.S. Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Repurchase Agreements

In a repurchase agreement, a fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price. The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third-party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent permitted by the fund's investment policies, collateralized by securities other than U.S. Government securities ("credit collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit collateral is

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subject to certain credit and liquidity risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit collateral compared to repurchase agreements secured with U.S. Government securities. Fixed-income securities rated Baa/BBB or higher by Moody's, S&P or Fitch are known as investment grade bonds. Investment grade and below investment grade bonds involve degrees of credit risks, which relate to the likelihood that the bond issuer will pay interest and repay principal on a timely basis. Fixed-income securities rated Ba/BB or lower by Moody's, S&P and Fitch are regarded as below investment grade (i.e., "junk" bonds) and are considered speculative in terms of the issuer's creditworthiness. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal

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Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches or foreign subsidiaries of domestic banks, or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

To the extent a fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a fund's portfolio securities could cause losses to the fund and affect its share price.

Participation Interests

A fund may purchase from financial institutions participation interests in securities in which the fund may invest. A participation interest gives the fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Manager must have determined that the instrument is of comparable quality to those instruments in which the fund may invest.

Asset-Backed Securities

Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

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Commercial Paper

Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable amount master demand notes).

Foreign Bank Securities; Foreign Government Obligations and Securities; Securities of Supranational Entities

Foreign bank securities in which a fund may invest include securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks and commercial paper issued by foreign issuers. Certain funds may invest in securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities or other foreign government obligations. Such securities also include debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign bank securities and/or foreign government obligations or securities may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, seizure or nationalization of foreign deposits, imposition of foreign withholding taxes on interest income payable on the securities and obligations, establishment of exchange controls or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and obligations.

Municipal Securities

"Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state. Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal securities bear fixed, floating or variable rates of interest.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

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The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue.

Municipal securities include certain private activity bonds (a type of revenue bond), the income from which is subject to AMT. Certain funds may invest in these municipal securities if the Manager determines that their purchase is consistent with the fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Obligations may invest more than 25% of the value of the fund's total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to a municipal or other tax-exempt money market funds that do not follow this practice.

Certain municipal lease/purchase obligations may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment (discussed below) within the applicable limits set forth herein.

State Specific Funds. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal money market funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products are described below.

• Tax Exempt Participation Interests. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give a fund an undivided interest in a Municipal Obligation in the proportion that the fund's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

• Tender Option Bonds. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

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• Custodial Receipts. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions, and, therefore, may not have an active trading market. If a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Stand-By Commitments. A fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments) as defined in Part II of this SAI. Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

For a fund that focuses its investments in municipal securities of a specified state, when the fund has adopted a temporary defensive position, including when acceptable municipal securities of the specified state are unavailable for investment by the fund, in excess of 20% of the fund's assets may be invested in securities that are not exempt from income tax of the specified state (and, with respect to New York municipal securities, New York City income tax). Under normal market conditions, no fund anticipates that more than 5% of the value of its total assets will be invested in any one category of Money Fund Taxable Investments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of their total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. Currently, a fund will borrow money only for temporary or emergency (not leveraging) purposes. When borrowing for temporary or emergency purposes, if such borrowing exceeds 5% of the value of a fund's total assets, the fund will not make any additional investments.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, brokers or dealers. This type of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash

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proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. The fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the fund repurchases the security, at principal, plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the fund will segregate permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when a fund enters into the commitment, but the fund does not make payment until it receives delivery from the counterparty. A fund will commit to purchase such securities only with the intention of actually acquiring the securities, but a fund may sell these securities before the settlement date if it is deemed advisable. A fund will segregate permissible liquid assets at least equal at all times to the amount of the purchase commitment.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the fund is fully or almost fully invested may result in greater potential fluctuation in the value of the fund's net assets and its net asset value per share.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. A fund may call the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon. Subject to a fund's own more restrictive limitations, if applicable, loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets (including the value of all assets received as collateral for the loan). A fund will receive collateral consisting of cash or cash equivalents or certain other high quality liquid debt securities that would be permissible investments for the fund, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program

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operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or and certain other investments that would be appropriate investments for the fund.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

• likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• nature of and provisions of the obligation; and

• protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

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An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB,"  "B,"  "CCC,"  "CC" and  "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment.

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

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A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

• amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

Long-Term Obligation Ratings and Definitions

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Moody's long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings — There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings — In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "B."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

Substantial credit risk: "CCC" indicates that default is a real possibility.

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Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

• the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

• the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

Default:   "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

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Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating implies a financial obligation has not been met or it is clear that a financial obligation will not met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Commercial Paper and Short Term Debt

The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" implies that a financial obligation has not been met or it is clear that a financial obligation will not met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations or extenuating circumstances may exist.

ADDITIONAL INFORMATION ABOUT THE BOARD

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The boards also receive reports from counsel to Dreyfus and counsel to the funds and the boards' own independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the board's risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members, although the boards could in the future determine to add board members who are not Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the funds and the potential conflicts of interest that could arise from these relationships.

Additional Information About the Boards and Their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating and compensation committees, each comprised of Independent Board Members. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's

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qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The boards also have standing pricing committees comprised of any one board member. The function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing investment management and investment services through a worldwide client-focused team. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Asset Management is the umbrella organization for BNY Mellon's affiliated investment management firms and global distribution companies. Additional information is available at www.bnymellon.com.

The Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services). Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Administrator

Pursuant to administration agreements for certain funds as described in a fund's prospectus, Dreyfus maintains office facilities of behalf of the fund, furnishes the fund with clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the fund, prepares reports to the fund's shareholders, tax returns, reports to and filings with the SEC and state blue sky authorities, calculates or arranges for the calculation of the net asset value of the fund's shares, and generally assists in all aspects of the fund's operations, other than providing investment advice.

As to each fund, the agreement is subject to annual approval by (1) the board or (2) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund, provided that in either event the continuance also is approved by a majority of the fund's Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. Each administration agreement is terminable without penalty, on 60 days' notice, by the board or by vote of the holders of a majority of the outstanding voting securities of the fund, or, on not less than 90 days' notice, by Dreyfus. The agreement will terminate automatically, as to the relevant fund, in the event of its assignment (as defined in the 1940 Act).

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

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The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For BNY Mellon ARX, Mellon Capital, Newton, Standish, TBCAM, Urdang and Walter Scott, which are all wholly-owned subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

CCM: Andrew S. Cupps

Fayez Sarofim: Fayez S. Sarofim

Geneva: Amy S. Croen, William A. Priebe, Linda J. Priebe and Priebe Living Trust dated 04/01/98 (William A. Priebe and Linda J. Priebe, Trustees)

GSAM: The Goldman Sachs Group, Inc., general partner

Hamon: Hamon Investment Holdings Ltd. and Simon Associates Ltd.; Hamon also is an affiliate of BNY Mellon

Iridian: David L. Cohen and Harold J. Levy

King: Roger E. King

Lombardia: George G. Castro, Alvin W. Marley and Lombardia Capital Partners, Inc.

Mar Vista: Silas A. Myers, Brian L. Massey, Roxbury Capital Management and WT Investments Inc.

Neuberger Berman: Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Catherine C. Nicholas and Arthur E. Nicholas

Riverbridge: Mark A. Thompson

TS&W: OM Group (UK) Limited, Old Mutual PLC, TS&W Investment GL LLC and Old Mutual (US) Holdings, Inc.

Walthausen: John B. Walthausen

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund’s assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. Portfolio managers are compensated by the Affiliated Entity or the Sub-Adviser that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

The following provides information about the compensation policies of affiliates of the Manager and Sub-Advisers.

BNY Mellon ARX. A portfolio manager's cash compensation is comprised primarily of a market-based base salary and variable incentives paid (biannually) from BNY Mellon ARX's profits. The primary objectives of BNY Mellon ARX's compensation structure are to motivate and reward continued growth and profitability and to attract and

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retain high-performing individuals. BNY Mellon ARX evaluates portfolio managers not only for their direct performance results, but also for their contribution to BNY Mellon ARX.

CCM. Through Andrew Cupps' ownership of the firm, he participates directly in the revenue of the firm, which is determined by the performance of the firm's accounts, including the relevant funds, and the assets under management by the firm. He also is compensated with a base salary.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

Fayez Sarofim. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Fayez Sarofim over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim's board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options and incentive stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Geneva. Total compensation for the portfolio management team, in which each member is a principal of the firm, includes a base salary plus a fixed percentage of Geneva's profits based on ownership. Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients. Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

GSAM. Compensation for portfolio managers of GSAM is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co.; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-year, three-year and five-year time horizons. The discretionary variable compensation for portfolio managers is also significantly influenced by effective participation in team research discussions and process, and management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors also may be considered including: general client/shareholder orientation, teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

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In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including: a 401(k) program that enables employees to direct a percentage of their pre-tax salary and bonus income into a tax-qualified retirement plan, and investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Hamon. Portfolio manager compensation is comprised of a market-based salary and an annual incentive plan. Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's investment portfolio performance over a one-year period (weighted 75%) and a three-year period (weighted 25%) compared to peer groups and relevant indices. Other factors considered are individual qualitative performance, asset size and revenue growth of the product and funds managed by the portfolio manager.

Iridian. Iridian's compensation structure includes the following components: base salary, 401(k) retirement plan, and annual bonus if warranted by the overall financial success of the firm. Bonuses are based on performance.

King. Total compensation for the portfolio management team, of which each member is a principal of King, includes a fixed annual salary and may include a discretionary annual bonus.

Lombardia. Lombardia's compensation packages for its portfolio managers are comprised of base salaries and performance bonuses. For performance bonuses, each investment professional is evaluated by Lombardia's compensation committee using a combination of quantitative and subjective factors. The quantitative weight is 65% and the subjective weight is 35%. The quantitative measure is based on an internal attribution report broken down by analyst and focused on stock selection. Given that each of Lombardia's products has a stock picking strategy, Lombardia believes that this is the best measure of added value. Lombardia's compensation committee then considers three factors: (i) new idea generation, (ii) teamwork and (iii) work ethic. New idea generation is intended to capture the quality and frequency of new idea generation. This factor credits or penalizes ideas that do not make it into the portfolios. Teamwork and work ethic will be measured both within individual teams and across the organization. The compensation of Alvin W. Marley, a 25% owner of the firm, also is based on overall firm profitability.

Mar Vista. Mar Vista is 100% owned by the investment team. All investment professionals receive guaranteed compensation consisting of salary and bonus. As owners, the investment team participates in Mar Vista's profit growth through annual profit distributions.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Motivate and reward superior business/investment performance

• Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional's base salary is determined by the employee's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered

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in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers also are eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees. Neuberger Berman also is focused on creating a compensation process that is fair, transparent, and competitive with the market. Compensation for portfolio managers is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. The bonus for a portfolio manager is determined by using a formula which may or may not contain a discretionary component. The discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market. The terms of long-term retention incentives at Neuberger Berman are as follows:

• Employee-Owned Equity. An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. The senior portfolio managers on the mutual fund teams are key shareholders in the equity ownership structure. On a yearly basis over the subsequent five years, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. A set percentage of employee equity and preferred stock is subject to vesting.

• Contingent Compensation Plan. Neuberger Berman also has established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of an employee's compensation is deemed contingent and vests over a three-year period. Under the plan, most participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team's investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

• Restrictive Covenants. Portfolio managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions with respect to confidential information and employee and client solicitation.

Certain portfolio managers may manage products other than mutual funds, such as high-net-worth separate accounts. For the management of these accounts, a portfolio manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a "finder's fee" or "referral fee" paid to a third party). The percentage of revenue a portfolio manager receives will vary based on certain revenue thresholds.

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Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

Riverbridge. Riverbridge has three levels of compensation for investment team members. Investment team members are compensated with a base compensation believed to be industry competitive relative to their level of responsibility. The second level of compensation is predicated on the overall performance of the investment team and individual contributions to the team. The chief investment officer makes a qualitative evaluation of the performance of the individual team member that contemplates contributions made for the current year and considers contributions made during the course of the last several years. Evaluation factors include, but are not limited to, the performance of the relevant funds and other accounts managed relative to expectations for how those funds and accounts should have performed, given their objective, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio strategy. Additional factors considered include quality of research conducted, contributions made to the overall betterment of the investment team and contribution to the betterment of the firm. The actual variable compensation may be more or less than the target amount, based on how well the individual satisfies the objectives stated above. Multi-year time periods are used to evaluate the individual performance of investment team members. Riverbridge stresses superior long-term performance and accordingly benchmarks portfolio managers' performance against comparable peer managers and the appropriate strategy benchmark. The third level of compensation is ownership in the firm. Riverbridge also has adopted a 401(k) Safe Harbor Plan that allows employees to contribute the maximum amount allowed by law. Generally, all employees are eligible to participate in the plan. Riverbridge matches annually the employee's contribution in an amount equal to 100% of the first 3% of each employee's contribution and 50% of the next 2%.

Standish. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM.

Investment Professionals

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With the exception of the most senior portfolio managers of TBCAM, investment professionals' cash compensation is comprised primarily of a market-based salary and incentive compensation, including both annual and long-term incentive awards. Annual cash and long-term incentive opportunities are pre-established for each individual based upon competitive industry compensation benchmarks. Incentive pools are distributed to the respective product teams (in the aggregate) based upon product performance relative to firm-wide financial performance. Further allocations are made to individual team members by the product portfolio manager based upon individual contribution, individual investment performance, and other qualitative factors.

Select Senior Portfolio Managers

Select senior portfolio managers participate in a more formal structured compensation plan. This plan is designed to compensate TBCAM's investment professionals for superior investment performance and business results. It is a two stage model: an opportunity range is determined based on the level of current business (assets under management, revenue) and an assessment of long-term business value (growth, retention, development). A significant portion of the opportunity awarded is structured and based upon the one-year, three-year and five-year (three-year and five-year weighted more heavily) pre-tax performance of a portfolio manager's accounts relative to the performance of the appropriate peer groups. Other factors considered in determining the award are individual qualitative performance based on discretionary factors (e.g., leadership, teamwork, etc.) and the asset size and revenue growth or retention of the products managed. In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are generally paid in cash on an annual basis, however many investment professionals receive a portion of their annual incentive award in deferred vehicles.

TS&W. For each portfolio manager, TS&W's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

• Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

• Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

• Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TS&W.

• Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

• Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

Urdang. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

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In addition to annual incentives, portfolio managers also are eligible to participate in Urdang's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by Urdang in affiliated mutual funds.

Walter Scott. Compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY Mellon employees and those of its affiliated sub-advisers.

In the case of portfolio managers responsible for managing a fund and managed accounts, the method used to determine their compensation is generally the same for all funds and investment accounts. A portfolio manager's base salary is determined by the portfolio manager's experience and performance in the role, taking into account BNY Mellon's analysis of current industry compensation norms and market data to ensure that the portfolio managers are paid a competitive base salary. A portfolio manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the fund(s) managed by the portfolio manager relative to expectations for how the fund(s) should have performed, given its/their objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the fund(s). For each fund, the performance factor depends on how the portfolio manager performs relative to the fund's benchmark and the fund's peer group, over one-year and three-year time periods. While the performance of other accounts managed by a portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the fund(s) managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager's overall performance. Additional factors include the portfolio manager's contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded for performance. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as

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having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transaction, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Manager or the funds, or effect transaction on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Manager. Accordingly, the Manager has informed management of the funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The Distributor also compensated from its own assets certain Service Agents for selling Class B shares at the time of purchase; the funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. The Distributor also may act as a Service Agent and retain sales loads and

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CDSCs and 12b-1 Plan fees. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients. The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents 4% of the net asset value of such shares purchased by their clients. With respect to Class B shares of a fund issued in exchange for shares originally issued by an Acquired Fund, the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Transfer and Dividend Disbursing Agent and Custodian

The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to transfer agency agreements with each fund, or the corporation or trust of which it is a part, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at One Wall Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

DETERMINATION OF NET ASSET VALUE

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than money market funds)

A fund's equity securities, including option contracts (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on NASDAQ markets generally will be valued at the official closing price. If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Open short positions for which there is no sale price on a given day are valued at the lowest asked price. Investments in other open-end investment companies are valued at their reported net asset values each day.

Substantially all of a fund's debt securities and instruments, including interest rate, credit default and total return swaps and options thereon, are valued by one or more independent pricing services (the "Service") approved by the board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices

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(as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other debt securities and instruments is determined by the Service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service's procedures are reviewed by fund officers under the general supervision of the board. Overnight and certain other short-term debt securities and instruments (excluding U.S. Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars and foreign currency forward contracts are valued at the average of the most recent bid and asked quotations obtained from a Service approved by the board. If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's net asset value may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by a fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund investors have no access to the fund.

Generally, over-the-counter option contracts will be valued by the Service at the average of the most recent bid and asked quotations obtained from the Service. Futures contracts will be valued at the most recent settlement price. Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by a fund not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its net asset value), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board. Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. The valuation of a security based on fair value procedures may differ from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (money market funds only)

In the case of a money market fund that uses amortized cost pricing to value its portfolio securities, the valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the board, at such intervals as it may deem appropriate, to determine whether the funds' net asset value calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the board.

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Calculation of Net Asset Value

Fund shares are sold on a continuous basis. Except as otherwise described in the prospectus, net asset value per share of each fund and each class of a Multi-Class Fund is determined as of the close of trading on the floor of the NYSE (usually 4:00 p.m., Eastern time) on each day the NYSE is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. The net asset value per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share net asset value of each class of shares of the fund will differ. The net asset value of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Funds Other Than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the fund's prospectus. In addition, the Code provides that if a shareholder holds shares of a fund for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds. Shareholders are urged

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to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from certain enumerated passive income sources described in Code section 7704(d) and (iii) that would not satisfy the gross income test if it were a RIC. Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the U.S. Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the good income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

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In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net

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capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company ("PFIC") (discussed below). Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts to the extent that such person's "modified adjusted gross income" (in the case of an individual) or "adjusted gross income" (in the case of an estate or trust) exceeds a threshold amount.

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Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the funds will use a default cost basis method that has not yet been determined. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of

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whether the fund receives any distribution from the QEF. If the QEF incurs losses for a taxable year, these losses will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICS would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect

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whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities

A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends will be exempt from federal income taxes. It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1040-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends. Certain municipal or other tax-exempt funds may invest in municipal securities the

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income from which is subject to AMT. Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Subsidiary (Dreyfus Dynamic Alternatives Fund only)

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A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case the Subsidiary would be subject to U.S. income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such U.S. trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the fund will be required to include in gross income for U.S. federal income tax purposes, all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the fund's gross income as subpart F income will be tax-free to the fund. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the fund.

Tax-Exempt Shareholders

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to certain shareholders who fail to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors

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to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of a fund beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The Hiring Incentives to Restore Employment Act

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Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain foreign shareholders, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a fund, and/or certain of the fund's shareholders will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in the fund. To comply with the requirements of the HIRE Act, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners. While the withholding tax provisions of the HIRE Act were to have been effective beginning in 2013, the U.S. Treasury Department and the IRS have indicated that future regulatory guidance will provide for a phased-in implementation of these provision, with withholding on withholdable payments, other than gross proceeds, to begin on January 1, 2014, withholding on withholdable payments in the form of gross proceeds to begin on January 1, 2015, and withholding on certain "passthru payments" to begin on a date to be provided in future guidance, but no earlier than January 1, 2015.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Several provisions of the Code relating to the taxation of RICs and their foreign shareholders will expire at the end of 2011, and it is possible that those provisions could be legislatively extended. Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action, be extended or otherwise modified. Prospective investors should consult their own tax advisers regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

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Shareholders should consult their own tax advisers regarding the state, local and foreign tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section, other than "Disclosure of Portfolio Holdings," does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of Dreyfus and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid

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security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregated exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

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To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage

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given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

Disclosure of Portfolio Holdings

It is the policy of the Manager to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor the Manager or its affiliates may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings. Funds may distribute portfolio holdings to mutual fund evaluation services such as S&P, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the

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purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

A fund may also disclose any and all portfolio holdings information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Chief Compliance Officer for the fund, and any exceptions to this policy are reported quarterly to the board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio. Dreyfus, through its participation in BNY Mellon's Proxy Policy Committee (the "PPC"), applies BNY Mellon's Proxy Voting Policy, related procedures and voting guidelines when voting proxies on behalf of a fund.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. Dreyfus further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes an adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, Dreyfus seeks to act solely in the best financial and economic interests of the funds.

Dreyfus seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party vendors, and without consideration of any client relationship factors. Further, Dreyfus engages a third party as an independent fiduciary to vote all proxies for fund securities.

Each proxy is reviewed, categorized and analyzed in accordance with the PPC's written guidelines in effect from time to time. The guidelines are reviewed periodically and updated as necessary to reflect new issues and changes to the PPC's policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The PPC will also consider specific interests and issues raised by a fund, which interests and issues may require that a vote for a fund be cast differently from the collective vote in order to act in the best interests of such fund.

Dreyfus believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. Dreyfus carefully reviews proposals that would limit shareholder control or could affect shareholder values.

Dreyfus generally opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. Dreyfus generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

On questions of social responsibility where economic performance does not appear to be an issue, Dreyfus attempts to ensure that management reasonably responds to the social issues. Responsiveness is measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the

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proposal to the ongoing operations of the company. Dreyfus pays particular attention to repeat issues where management has failed in its commitment to take specific actions. With respect to a fund having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, Dreyfus votes such issues in accordance with those investment policies.

Information regarding how Dreyfus voted proxies for the funds during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of the fund's shares outstanding and entitled to vote may require the fund to hold a special meeting of shareholders for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

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GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
ADRs	American Depositary Receipts and American Depositary Shares

Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

AMT	Alternative Minimum Tax
Authorized Entity

A bank, broker-dealer or financial adviser, or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation
BNY Mellon ARX	BNY Mellon ARX Investimentos Ltda.
BSAM	Bear Stearns Asset Management, Inc.
CCM	Cupps Capital Management, LLC
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
Custodian	The Bank of New York Mellon
Distributor	MBSC Securities Corporation
Dreyfus	The Dreyfus Corporation
Dreyfus Cash Management Funds

Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Cash Management Plus, Dreyfus Government Cash Management, Dreyfus Government Prime Cash Management, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Prime Cash Management

EACM	EACM Advisors LLC
Eligible Shares	Shares of a Multi-Class Fund or shares of certain other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange traded funds
Exchange Account	A special account in the General Fund created solely for

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Term	Meaning
the purpose of purchasing shares by exchange from Class B shares of a Multi-Class Fund; prior to June 1, 2006, such accounts were created in the Worldwide Dollar Fund
Exchange Act	Securities Exchange Act of 1934, as amended
Fayez Sarofim	Fayez Sarofim & Company
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FDIC	Federal Deposit Insurance Corporation
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings

Fund of Funds

Dreyfus Conservative Allocation Fund, Dreyfus Diversified Global Fund, Dreyfus Diversified International Fund, Dreyfus Diversified Large Cap Fund, Dreyfus Growth Allocation Fund, Dreyfus Moderate Growth Allocation Fund and Dreyfus Satellite Alpha Fund, which each invests all or substantially all of its investable assets in Underlying Funds

General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General California Municipal Money Market Fund

General Government Securities Money Market Funds, Inc.

General Government Securities Money Market Fund

General Treasury Prime Money Market Fund

General Municipal Money Market Funds, Inc.

General Municipal Money Market Fund

General New York Municipal Money Market Fund

Geneva	Geneva Capital Management Ltd.

GNMA	Government National Mortgage Association

GSAM	Goldman Sachs Asset Management, L.P.
Hamon	Hamon U.S. Investment Advisors Ltd.
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Cash Advantage Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Plus Money Market Fund, Dreyfus Institutional Reserves Money Fund, Dreyfus Institutional Reserves Treasury Prime Fund and Dreyfus Institutional Reserves Treasury Fund

IPO	Initial public offering
IRA	Individual retirement account

Iridian	Iridian Asset Management LLC

IRS	Internal Revenue Service

King	King Investment Advisors, Inc.

Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate

III-101

Term	Meaning
Lombardia	Lombardia Capital Partners, LLC

Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM

Mar Vista	Mar Vista Investment Partners, LLC
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load

Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
NFA	National Futures Association
Neuberger Berman	Neuberger Berman Management LLC
Newton	Newton Capital Management Ltd.

Nicholas	Nicholas Investment Partners, L.P.

NYSE	New York Stock Exchange
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense

Rating Agencies	S&P, Moody's and Fitch
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans	Qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by

III-102

Term	Meaning
corporations, partnerships, non-profit entities, trade or labor unions or state and local governments, not including IRAs, IRA "Rollover Accounts" or IRAs set up under SEP-IRAs
Riverbridge	Riverbridge Partners, LLC
S&P	Standard & Poor's Ratings Services
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial institutions (which may include banks), securities dealers and other industry professionals
Standish	Standish Mellon Asset Management Company LLC
STARS	STock Appreciation Ranking System
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
TIPS	Treasury Inflation-Protection Securities
Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser

Subsidiary

Dynamic Alternatives Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by Dreyfus Dynamic Alternatives Fund

TBCAM	The Boston Company Asset Management
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TS&W	Thompson, Siegel & Walmsley LLC

Underlying Funds	Dreyfus funds in which a Fund of Funds invest all or substantially all of their investable assets

Urdang	Urdang Securities Management, Inc.
USA PATRIOT Act	Uniting and Strengthening America by Providing

III-103

Term	Meaning
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Ltd.
Walthausen	Walthausen & Co., LLC
Worldwide Dollar Fund	Dreyfus Worldwide Dollar Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged

III-104

DREYFUS STATE MUNICIPAL BOND FUNDS

PART C. OTHER INFORMATION

_________________________

Item 28. Exhibits

_______ ________

 (a)(i) Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on August 11, 1995 (“Post-Effective Amendment No. 21”).

 (a)(ii) Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on December 12, 2008 (“Post-Effective Amendment No. 51”).

 (b) Registrant’s By-Laws*

 (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on July 16, 1998.

 (e)(i) Amended and Restated Distribution Agreement*

 (e)(ii) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 21.

 (e)(iii) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 21.

 (e)(iv) Supplemental Sales Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on February 28, 2007.

 (g) Custody Agreement*

 (h)(i) Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 37.

(h)(ii) Amended and Restated Transfer Agency Agreement is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 49.

 (i) Opinion and consent of Registrant’s counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21.

 (j) Consent of Independent Registered Public Accounting Firm*

Item 28. Exhibits (continued)

_______ ________ __________

(m) Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 37.

(n) Rule 18f-3 Plan, amended as of July 15, 2011 is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed on July 13, 2011.

(p)(i) Code of Ethics adopted by the Registrant, Registrant’s Adviser and Registrant’s Distributor is incorporated by reference to Exhibit (p) of Post Effective Amendment No. 49.

(p)(ii) Code of Ethics of the Nonmanagement Board Members of the Dreyfus Family of Funds  is incorporated by reference to Exhibit (p)(ii) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed on August 26, 2010 ("Post-Effective Amendment No. 53").

.

  Other Exhibits

  ______________

(a)(i) Power of Attorney of the Trustees is incorporated by reference to Exhibit (a) (i) of Post-Effective Amendment No. 53.

(a)(ii) Power of Attorney of the Officers is incorporated by reference to Exhibit (a) (ii) of Post-Effective Amendment No. 53.

(b) Certificate of Assistant Secretary is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 53.

_________________

* Filed herein.

Item 29. Persons Controlled by or under Common Control with Registrant.

_______ ______________________________________________________________

  Not Applicable

Item 30. Indemnification

_______ _______________

  The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them (including attorneys’ fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

  Article VIII of the Registrant’s Amended and Restated Declaration of Trust, incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21; Article 10 of the Registrant’s By-Laws, as amended, filed herewith; and Section 1.10 of the Amended and Restated Distribution Agreement, filed herewith.

Item 31. Business and Other Connections of Investment Adviser.

_______ ____________________________________________________

  The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 31. Business and Other Connections of Investment Adviser (continued)
  Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board	3/08 - Present 3/08 - Present

J. Charles Cardona President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 – Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin Vice Chair and Director	None

Robert G. Capone Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present
	The Bank of New York Mellon*****	Vice President	2/06 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
Mitchell E. Harris Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 – Present 8/04 – Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Pareto New York LLC++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau Executive Vice President and Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present
	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

	Mellon Funding Corporation+ The Bank of New York Mellon Corporation+	Treasurer Treasurer	12/07 - 12/09 7/07 - 01/10

Cyrus Taraporevala Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 - Present

	The Boston Company Asset Management LLC*	Manager	01/08 - Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present
	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Chairman Director Senior Vice President	5/11 - Present 5/10 - Present 5/10 - 5/11

Dwight Jacobsen Executive Vice President and Director	None

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
Patrice M. Kozlowski Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 – Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 08/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer Treasurer	7/05 - Present 5/11- Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 – Present

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present
	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present
	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present
	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Gary E. Abbs Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 - Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 – 08/10 01/09 – 08/10

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

	MBSC Securities Corporation++	Vice President – Tax	01/09 - Present

Jill Gill Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present
	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 - Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08
	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present

Kathleen Geis President	BNY Mellon, National Association+	Managing Director	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	07/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	07/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	07/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	07/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	07/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	07/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	07/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	07/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	07/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Alcentra US, Inc. ++	Vice President - Real Estate	07/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	07/11 - Present
	Pershing LLC*****	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon+	Managing Director	07/09 - Present
	MBNA Institutional PA Services, LLC+	Managing Director Senior Vice President	7/09 - Present 10/06 - 7/09

Dean M. Steigauf Vice President	BNY Mellon, National Association+	Vice President	7/09 - Present
	BNY Mellon Distributors Holdings, Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Investment Servicing (US) Inc. +	Vice President - Real Estate	07/11 - Present
	BNY Mellon Performance & Risk Analytics, LLC+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust Company of Illinois+	Vice President - Real Estate	07/11 - Present
	BNY Mellon Trust of Delaware+	Vice President - Real Estate	07/11 - Present
	Eagle Investment Systems LLC+	Vice President - Real Estate	07/11 - Present
	Ivy Asset Management LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Capital Management Corporation***	Vice President - Real Estate	07/11 - Present
	Mellon Financial Services Corporation #1+	Vice President - Real Estate	07/11 - Present
	Mellon Holdings LLC+	Vice President - Real Estate	07/11 - Present
	Mellon Investor Services LLC+	Vice President - Real Estate	07/11 - Present
	Pareto New York LLC*****	Vice President - Real Estate	07/11 - Present
	SourceNet Solutions, Inc. +	Vice President - Real Estate	07/11 - Present
	Technology Services Group, Inc. +	Vice President - Real Estate	07/11 - Present
	Tennessee Processing Center LLC+	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon Trust Company, National Association+	Vice President - Real Estate	07/11 - Present
	Alcentra US, Inc. ++	Vice President - Real Estate	07/11 - Present
	BNY Mellon Capital Markets LLC++	Vice President - Real Estate	07/11 - Present

Name and Position With Dreyfus	Other Businesses	Position Held	Dates
	Pershing LLC*****	Vice President - Real Estate	07/11 - Present
	The Bank of New York Mellon+	Vice President	12/02 - Present

James Bitetto Secretary	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 08/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters
(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:
1.	Advantage Funds, Inc.
2.	BNY Mellon Funds Trust
3.	CitizensSelect Funds
4.	Dreyfus Appreciation Fund, Inc.
5.	Dreyfus BASIC Money Market Fund, Inc.
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus BASIC U.S. Mortgage Securities Fund
8.	Dreyfus Bond Funds, Inc.
9.	Dreyfus Cash Management
10.	Dreyfus Cash Management Plus, Inc.
11.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
12.	Dreyfus Dynamic Alternatives Fund, Inc.
13.	Dreyfus Funds, Inc.
14.	The Dreyfus Fund Incorporated

15.	Dreyfus Government Cash Management Funds
16.	Dreyfus Growth and Income Fund, Inc.
17.	Dreyfus Index Funds, Inc.
18.	Dreyfus Institutional Cash Advantage Funds
19.	Dreyfus Institutional Preferred Money Market Funds
20.	Dreyfus Institutional Reserves Funds
21.	Dreyfus Intermediate Municipal Bond Fund, Inc.
22.	Dreyfus International Funds, Inc.
23.	Dreyfus Investment Funds
24.	Dreyfus Investment Grade Funds, Inc.
25.	Dreyfus Investment Portfolios
26.	The Dreyfus/Laurel Funds, Inc.
27.	The Dreyfus/Laurel Funds Trust
28.	The Dreyfus/Laurel Tax-Free Municipal Funds
29.	Dreyfus LifeTime Portfolios, Inc.
30.	Dreyfus Liquid Assets, Inc.
31.	Dreyfus Manager Funds I
32.	Dreyfus Manager Funds II
33.	Dreyfus Massachusetts Municipal Money Market Fund
34.	Dreyfus Midcap Index Fund, Inc.
35.	Dreyfus Money Market Instruments, Inc.
36.	Dreyfus Municipal Bond Opportunity Fund
37.	Dreyfus Municipal Cash Management Plus
38.	Dreyfus Municipal Funds, Inc.
39.	Dreyfus Municipal Money Market Fund, Inc.
40.	Dreyfus New Jersey Municipal Bond Fund, Inc.
41.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
42.	Dreyfus New York AMT-Free Municipal Bond Fund
43.	Dreyfus New York AMT-Free Municipal Money Market Fund
44.	Dreyfus New York Municipal Cash Management
45.	Dreyfus New York Tax Exempt Bond Fund, Inc.
46.	Dreyfus Opportunity Funds
47.	Dreyfus Pennsylvania Municipal Money Market Fund
48.	Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
49.	Dreyfus Premier GNMA Fund, Inc.
50.	Dreyfus Premier Investment Funds, Inc.
51.	Dreyfus Premier Short-Intermediate Municipal Bond Fund
52.	Dreyfus Premier Worldwide Growth Fund, Inc.
53.	Dreyfus Research Growth Fund, Inc.
54.	Dreyfus State Municipal Bond Funds
55.	Dreyfus Stock Funds
56.	Dreyfus Short-Intermediate Government Fund
57.	The Dreyfus Socially Responsible Growth Fund, Inc.
58.	Dreyfus Stock Index Fund, Inc.
59.	Dreyfus Tax Exempt Cash Management Funds
60.	The Dreyfus Third Century Fund, Inc.
61.	Dreyfus Treasury & Agency Cash Management
62.	Dreyfus Treasury Prime Cash Management
63.	Dreyfus U.S. Treasury Intermediate Term Fund
64.	Dreyfus U.S. Treasury Long Term Fund
65.	Dreyfus 100% U.S. Treasury Money Market Fund
66.	Dreyfus Variable Investment Fund

67.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
68.	General California Municipal Money Market Fund
69.	General Government Securities Money Market Funds, Inc.
70.	General Money Market Fund, Inc.
71.	General Municipal Money Market Funds, Inc.
72.	General New York Municipal Money Market Fund
73.	Strategic Funds, Inc.

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	Executive Vice President (Money Market Funds Only)
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Mercedez Katz**	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Christopher D. O' Connor*	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	Anti-Money Laundering Compliance Officer
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President – Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President – Tax	None
John E. Lane******	Vice President	None

(b)
Name and principal Business address	Positions and offices with the Distributor	Positions and Offices with Registrant
Kathleen Geis******	Vice President	None
Dean M. Steigauf******	Vice President	None
Donna M. Impagliazzo**	Vice President – Compliance and Anti-Money Laundering Officer	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33. Location of Accounts and Records

  1. The Bank of New York Mellon
   One Wall Street
   New York, New York 10286

2. The Bank of New York Mellon
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258

  3. DST Systems, Inc.
   1055 Broadway
   Kansas City, MO 64105

  4. The Dreyfus Corporation
   200 Park Avenue
   New York, New York 10166

Item 34. Management Services

  Not Applicable

Item 35. Undertakings

  None

INDEX OF EXHIBITS

_________________________

Exhibits

(b)	Registrant's By-Laws
(e)(i)	Amended and Restated Distribution Agreement
(g)	Custody Agreement
(j)	Consent of Independent Registered Public Accounting Firm

SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933, the Registrant, Dreyfus State Municipal Bond Funds, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th of August 2011.

Dreyfus State Municipal Bond Funds

BY:	/s/ Bradley J. Skapyak*
Bradley J. Skapyak, PRESIDENT

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Bradley J. Skapyak*	President (Principal Executive Officer)	August 26, 2011
Bradley J. Skapyak
/s/ James Windels*	Treasurer (Principal Financial and Accounting Officer)	August 26, 2011
James Windels
/s/ Joseph S. DiMartino*	Chairman of the Board	August 26, 2011
Joseph S. DiMartino
/s/ Clifford L. Alexander*	Board Member	August 26, 2011
Clifford L. Alexander
/s/ David W. Burke*	Board Member	August 26, 2011
David W. Burke
/s/ Peggy C. Davis*	Board Member	August 26, 2011
Peggy C. Davis
/s/ Diane Dunst*	Board Member	August 26, 2011
Diane Dunst
/s/ Ernest Kafka*	Board Member	August 26, 2011
Ernest Kafka

/s/ Nathan Leventhal*	Board Member	August 26, 2011
Nathan Leventhal

*BY:	/s/ Janette E. Farragher
Janette E. Farragher Attorney-in-Fact